                           SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                Amendment No. 6

Filed by the Registrant |_|
Filed by a Party other than the Registrant |X|

Check the appropriate box:

|X|      Preliminary Proxy Statement                                 |_|      Confidential, for Use of the Commission Only
|_|      Definitive Proxy Statement                                           (as permitted by Rule 14a-6(e)(2))
|_|      Definitive Additional Materials
|_|      Soliciting Material Pursuant to Rule 14a-11(c) or
         Rule 14a-12

          PROMETHEUS INCOME PARTNERS, a California limited partnership
                (Name of Registrant as Specified in Its Charter)

           PROMETHEUS DEVELOPMENT CO., INC., a California corporation
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|_|      No fee required.

|X|      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

         (1)     Title of each class of securities to which transaction applies:

                 Units of limited partner interest

         (2)     Aggregate number of securities to which transaction applies:
                 15,544

         (3)     Per unit price or other underlying value of transaction
                 computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                 $1,714. The per unit price is equal to the merger consideration to be received per limited partner unit in the registrant.

         (4)     Proposed maximum aggregate value of transaction: $26,642,416

         (5)     Total Fee Paid: $4,878(1)

|X|      Fee paid previously with preliminary materials.

|X|      Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)      Amount previously paid: $4,878.
(2)      Form, Schedule or Registration Statement no.: preliminary Schedule 14A.
(3)      Filing Party:  Prometheus Development Co., Inc.
(4)      Date Filed:  June 28, 2000, February 28, 2001 and March 8, 2002.

                           PROMETHEUS INCOME PARTNERS

To the limited partners of Prometheus Income Partners-YOUR VOTE IS VERY
IMPORTANT

     You are cordially invited to attend a meeting of the limited partners of
Prometheus Income Partners. At the meeting, holders of the units of limited partner interests in Prometheus Income Partners will consider and vote on the proposals of Prometheus Development Co., Inc., Prometheus Income Partners'
general partner, described in the accompanying notice of meeting and proxy statement.

     The primary substantive proposal to be voted upon at the meeting is the proposed merger of PIP Acquisition, LLC with and into Prometheus Income
Partners. PIP Acquisition is a wholly owned subsidiary of PIP Partners -
General, LLC, which is an affiliate of the general partner of the partnership and the owner of 18.2% of the outstanding units. Prometheus Income Partners, PIP
Partners and Prometheus Development Co. are all under the common control of
Sanford Diller, who is also the principal beneficial owner of these entities. As more fully described below and in the accompanying proxy statement, in the proposed transaction, if approved and consummated, each limited partner of
Prometheus Income Partners other than PIP Partners will be entitled to receive
$1,714 in cash per unit. After the merger, PIP Partners will hold all of the units. A majority of the units (more than 50%), or 9,498 units, must be voted in favor of the merger proposal for the proposal to be approved.

     The date, time and place of the meeting are as follows:

          May __, 2002
          1:30 p.m., local time
          [Location]

     In connection with the proposed merger, please note that:

     o    Prometheus Income Partners, PIP Partners, PIP Acquisition and
          Prometheus Development Co. are all under the common control of Sanford
          Diller. The interests of these entities are different from and in substantial conflict with those of the limited partners. Because of the relationship among Prometheus Development Co. (the partnership's general partner), PIP Partners and PIP Acquisition, the merger and all of the proposed transactions related to the merger as discussed in this document are not the product of arm's-length negotiation between unaffiliated parties. PIP Acquisition and PIP Partners are making this offer with a view to ultimately making a profit and, therefore, there is a conflict that is described more fully in the accompanying materials between their desire to acquire your units at a relatively lower price and your desire to sell your units at a relatively higher price. However, the partnership's independent financial advisor has opined that the proposed merger consideration is fair, from a financial point of view, to the limited partners of the partnership
          (except for PIP Partners and its affiliates, as to whom no opinion is rendered).

     o    The merger consideration was determined on the basis of an independent appraisal of the market value of the partnership's properties. This appraised market value could

                                      -1-

          be greater than or less than the amount for which these properties could be sold at any given time.

     o    If the merger occurs, you will not receive any future distributions from operating cash flow of Prometheus Income Partners or upon any sale or refinancing of the properties owned by it.

     o    Due to construction defects in the partnership's properties, there have been no cash distributions since 1996, although Prometheus Income
          Partners has generated income to the limited partners on which the limited partners may have been subject to income tax. The general partner estimates that as of December 31, 2001, these tax liabilities approximated $190 per unit owned by each limited partner, assuming their prior use of all passive activity losses generated by the partnership, that the maximum marginal income tax rates for an individual resident in California would be applicable and that such income would be treated for this purpose as ordinary income. As a result of the merger, the limited partners will retain no interest in the partnership. Thus, after the current fiscal year of Prometheus
          Income Partners, there will be no additional tax liability for the limited partners with respect to the partnership, and PIP Partners, as holder of all interests in the partnership, will bear all risk of loss to the partnership's properties.

     o    If the merger is not consummated, cash distributions will only resume when a determination has been made that the partnership has adequate cash reserves (including restricted cash) to complete repairs of the construction defects in the partnership's properties. As of the date hereof, the partnership anticipates that as a result of having received all settlement proceeds in respect of its construction defects litigation, the partnership's cash reserves, including restricted and unrestricted cash on hand prior to receipt of the settlement proceeds, will be sufficient to enable it to begin distributions to limited partners during 2002. However, there can be no assurances given as to when distributions will actually resume and the level at which any such distributions will be made. If the merger is consummated, you will receive no further cash distributions from or with respect to the partnership (other than the merger consideration).

     o    There is only a sporadic secondary trading market in the units. To the best of Prometheus Income Partners' knowledge, the highest sale price in the last two years in the secondary market was $601 per unit, other than a block purchase by PIP Partners for $1,200 per unit and tender offers for a limited number of units at prices ranging from $650 to
          $800 per unit. All of these transactions are described in detail in the accompanying proxy statement under the heading "Recent Tender
          Offers" on page 49, under the heading "Recent Transactions" on page 57 and under the heading "Additional Information Concerning Units"
          beginning on page 87.

     For further information on the factors considered by Prometheus Development
Co. in approving the merger, please see the disclosure beginning on page 29 of the accompanying proxy statement.

                                      -2-

     The partnership has retained Houlihan Lokey Howard & Zukin as an independent advisor to assess the fairness of the consideration to be received in the merger by the limited partners that are not affiliated with PIP Partners.
Houlihan Lokey has opined that the proposed merger consideration is fair, from a financial point of view, to the unaffiliated limited partners of the partnership.

     The merger will provide you with the opportunity to liquidate your investment in Prometheus Income Partners for cash at a price and on terms that
Prometheus Development Co. believes are fair to the limited partners. If the transaction occurs, the reporting obligations of the partnership under the federal securities laws are expected to cease. Unlike in a liquidation of
Prometheus Income Partners, the merger will not require limited partners to continue to hold interests in Prometheus Income Partners until all contingent liabilities have been settled.

     The merger will not happen unless limited partners holding greater than 50%
of the units approve the merger proposal. PIP Partners has agreed to vote neutrally with respect to the merger proposal, meaning that PIP Partners will vote its units for or against the proposal in the same proportion as the total number of units voted by unaffiliated limited partners. For example, if unaffiliated limited partners holding 67% of the units voted in person or by proxy vote for the merger proposal, then PIP Partners will vote only 67% of its units for the merger proposal. PIP Partners intends to vote all of its units for the adjournment proposal described in the accompanying notice of meeting and proxy statement.

     The enclosed Proxy Statement is dated April __, 2002 and is first being mailed to limited partners on or about April __, 2002. Only limited partners who held their units at the close of business on April __, 2002 will be entitled to vote at the meeting.

     Prometheus Development Co., considering, among other factors, that the limited partners will be able to liquidate their interests in Prometheus Income
Partners, and considering the opinion of Houlihan Lokey described above, has determined that the transaction is fair to the partnership and its limited partners and recommends that you vote for the merger proposal and for the adjournment proposal. A vote for the merger proposal is a vote to have PIP
Acquisition merge with and into Prometheus Income Partners, and to pay the merger consideration to each limited partner (other than PIP Partners) in respect of the units held by them. A vote for the adjournment proposal is a vote to allow Prometheus Development Co. the discretion, in the event that insufficient proxies or votes for the merger proposal have been received or cast to approve the merger, to adjourn the meeting to allow Prometheus Development
Co. to continue to solicit proxies.

     The enclosed Proxy Statement explains in detail the terms of the proposed transaction and related matters. Please carefully review and consider all of this information.

     The approval of the merger is an important decision for Prometheus Income
Partners and its limited partners. Whether or not you plan to attend the meeting, please complete, date, sign and promptly return the accompanying proxy in the enclosed self-addressed stamped envelope. Returning your proxy does NOT deprive you of your right to attend the meeting and to vote in person.

                                      -3-

     Your vote is important. If you return your proxy, you do not have to attend the meeting in order to vote your units.

     On behalf of the general partner, I thank you for your support and appreciate your consideration of these matters.

                             Prometheus Development Co., Inc., a California
                             corporation

                             /s/    John J. Murphy
                                --------------------------
                             By:    John J. Murphy
                             Title: Vice President

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the transaction, passed upon the merits or fairness of this transaction or passed upon the accuracy or adequacy of the disclosure contained in this document. Any representation to the contrary is a criminal offense.

                                      -4-

                           PROMETHEUS INCOME PARTNERS
                      NOTICE OF MEETING OF LIMITED PARTNERS

     Notice is hereby given that a meeting of the limited partners of Prometheus
Income Partners, a California limited partnership, will be held at 1:30 p.m., local time, on May __, 2002, at [Location].

     The purposes of the meeting are:

     1. To consider and vote on a proposal to approve the Agreement and Plan of
Merger dated as of March 6, 2002 by and among Prometheus Income Partners, PIP
Partners - General, LLC, a California limited liability company, and PIP
Acquisition, LLC, a California limited liability company and a wholly owned subsidiary of PIP Partners, each an affiliate of Prometheus Development Co.,
Inc. (the general partner of Prometheus Income Partners), pursuant to which (a)
PIP Acquisition will be merged with and into Prometheus Income Partners and (b)
each outstanding limited partner unit of Prometheus Income Partners (other than units held by PIP Partners) will be converted into the right to receive $1,714 in cash. Approval of this proposal will also constitute approval of all of the transactions contemplated by the merger, including the merger of PIP Acquisition with and into Prometheus Income Partners.

     2. To consider and vote on a proposal to permit Prometheus Development Co., the general partner of Prometheus Income Partners, to adjourn the meeting to permit further solicitation of proxies in the event that there are not sufficient votes at the time of the meeting to approve the merger proposal.

     3. To transact such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

     These items of business are described in this Proxy Statement. Only limited partners of Prometheus Income Partners of record at the close of business on
April __, 2002, the record date, are entitled to notice of and to vote at the meeting. You may vote in person at the meeting, even if you have returned a proxy. If you return your proxy, you do not have to attend the meeting in order to vote your units.

     If the merger proposal is approved and the merger is consummated, limited partners will have no dissenter's or appraisal rights with respect to the merger.

                                    By: Prometheus Development Co., Inc., a
                                        California corporation

                                    /s/    John J. Murphy
                                         ----------------------
                                    By:    John J. Murphy
                                    Title: Vice President

Redwood City, California
April __, 2002

     Whether or not you plan to attend the meeting, we urge you to complete, date, sign and promptly return the accompanying proxy in the enclosed self-addressed stamped envelope. Returning your proxy does NOT deprive you of your right to attend the meeting and to vote your units in person.

                                      -2-

                                 PROXY STATEMENT

                                       of

                        PROMETHEUS DEVELOPMENT CO., INC.

                              Dated April __, 2002

                   QUESTIONS AND ANSWERS ABOUT THE TRANSACTION

     The following questions and answers are intended to provide brief answers to some commonly asked questions. These questions and answers do not, and are not intended to, address all questions that may be important to you.

Q:   What is the transaction?

A:   The transaction is a statutory merger whereby PIP Acquisition, LLC, a wholly owned subsidiary of PIP Partners - General, LLC and an affiliate of
     Prometheus Development Co., Inc., the general partner of Prometheus Income
     Partners, will merge into Prometheus Income Partners. If a majority of the units of limited partner interest of Prometheus Income Partners are voted for transaction and the other conditions to the transaction described below are satisfied, PIP Acquisition will merge into Prometheus Income Partners, and you will be entitled to receive merger consideration equal to $1,714 in cash per limited partnership unit. Following the merger, you will no longer be a limited partner of Prometheus Income Partners. Instead, PIP Partners will hold all of the outstanding units.

Q:   How was the merger consideration determined?

A:   The merger consideration was determined based on the sum each limited partnership unit would receive under the partnership's partnership agreement upon liquidation after giving effect to (i) the sale of the partnership's rental properties for the market value thereof as determined by an independent appraisal, (ii) the repayment in full of the existing mortgages on these properties (together with the applicable prepayment penalty in respect of such repayment) and (iii) restricted and unrestricted cash held by the partnership as of December 31, 2001, not including the net recoveries received by the partnership in settlement of the construction defect litigation prosecuted by the partnership, without regard to any reduction in the deemed liquidation value of the partnership attributable to the anticipated costs to repair existing construction defects in these properties and without reduction for any other liabilities of the partnership (substantially all of which have or will have arisen in the ordinary course of the business of the partnership). As of the date of the attached proxy statement, any attempt to put a value on the cost of these repairs would be speculative; however the cost to repair these defects is currently estimated by the partnership (based on independent inspections and estimates obtained by the partnership in the course of the conduct of the construction defect litigation and evaluations undertaken by the partnership) to be at least $12.5 million and could involve as much as $14 million or more, in any case substantially in excess of the net litigation recoveries of approximately $10.8 million so excluded. Please see the disclosure in response to the question What is the status of the construction defects and the related litigation? beginning on page 5.

Q:   When will the merger consideration be paid?

A:   The merger consideration will be paid to the limited partners (other than
     PIP Partners) promptly following the approval and consummation of the merger. PIP Partners, which

                                      -1-

     currently holds 3,451 units (18.2% of the outstanding units), will not receive any merger consideration in respect of the units it holds at the time of the merger.

Q:   What are the principal benefits to the limited partners of the transactions?

A:   The principal benefits include:

     o    Upon the completion of the transaction, the limited partners, other than PIP Partners, will receive $1,714, in cash, in exchange for each of their units and, accordingly, those limited partners would no longer bear the risks inherent in the ownership and operation of real property through Prometheus Income Partners. This price has been fixed based on an independent appraisal of the market value of partnership's apartment properties. The merger consideration to be paid to the limited partners is over $800 greater than the price paid for units in recent transactions of which Prometheus Development Co. is aware, and over $500 greater than the price paid in a privately negotiated purchase of a large block of units by PIP Partners. Please see the disclosures under the heading "Recent Tender Offers" on page 49, under the heading "Recent Transactions" on page 57 and under the heading
          "Additional Information Concerning Units" beginning on page 87, which set forth information as to all recent transactions in units of which the partnership is aware.

     o    The merger will discontinue the recognition by the limited partners of undistributed income for tax purposes and will allow limited partners to receive cash to at least partially pay tax liabilities previously incurred with respect to undistributed income of Prometheus Income
          Partners. The properties of the partnership have significant construction defects. Because of the need to accumulate cash reserves to satisfy obligations to the mortgageholders on Prometheus Income
          Partners' properties with respect to these defects, and the need determined by Prometheus Development Co. for additional cash reserves to fix these defects, no distributions to limited partners have been made since 1996, yet the limited partners have continued to recognize income with respect to the units and may have incurred tax liabilities in respect thereof. The general partner estimates that as of December
          31, 2001, these tax liabilities approximated $190 per unit owned by each limited partner, assuming their prior use of all passive activity losses generated by the partnership, that the maximum marginal income tax rates for an individual resident in California would be applicable and that such income would be treated for this purpose as ordinary income. The property manager of the partnership's properties, an affiliate of the general partner, has been paid certain fees and reimbursed certain expenses under its management contract during this period.

     o    Cash distributions will only resume when a determination has been made that the partnership has adequate cash reserves (including restricted cash) to complete repairs of the construction defects in the partnership's properties. As of the date hereof, the partnership anticipates that as a result of having received all settlement proceeds in respect of its construction defects litigation, the partnership's cash reserves, including restricted and unrestricted cash on hand prior to receipt of the settlement proceeds, will be sufficient to enable it to begin distributions to limited partners during 2002.

                                      -2-

          However, there can be no assurances given as to when distributions will actually resume and the level at which any such distributions will be made. In addition, if repairs of the properties are not completed by December 2002, the partnership's lenders have the right to require the partnership to retain additional cash reserves, which could require further suspension of distributions to limited partners.
          If the merger is consummated, you will receive no further cash distributions from or with respect to the partnership (other than the merger consideration).

     o    You will no longer bear the risk that the cost to repair construction defects in the partnership's properties will exceed current estimates of, cash reserves for and net litigation recoveries with respect to these amounts.

     o    You will not longer bear the risk of uninsured loss of the partnership's properties through fire, earthquake or condemnation.

     o    You will receive $1,714 in cash for each unit you hold, regardless of costs to repair existing defects and any reduction in the value of the partnership's properties in excess of related net litigation recoveries.

Q:   What are the principal detriments to the limited partners of the transactions?

A:   The principal detriments include:

     o    No representative unaffiliated with Prometheus Development Co. (the general partner) has been retained to act solely on behalf of limited partners for the purposes of negotiating the terms of the merger.
          Prometheus Income Partners, PIP Partners, PIP Acquisition and
          Prometheus Development Co. are all under the common control of Sanford
          Diller. The interests of these entities are different from and in substantial conflict with those of the unaffiliated limited partners.
          Because of the relationship among Prometheus Development Co., PIP
          Partners and PIP Acquisition, the merger and all of the proposed transactions related to the merger as discussed in this document are not the product of arm's-length negotiation between unaffiliated parties. PIP Acquisition and PIP Partners are making this offer with a view to ultimately making a profit and, therefore, there is a conflict that is described more fully below between their desire to acquire your units at a relatively lower price and your desire to sell your units at a relatively higher price.

     o    Following the merger, the limited partners, other than PIP Partners, will cease to participate in future earnings or growth, if any, of
          Prometheus Income Partners or benefit from increases, if any, in the value of the partnership or its properties.

     o    Limited partners do not have any dissenters' rights or other rights of appraisal under the state law which governs Prometheus Income
          Partners, the partnership agreement of Prometheus Income Partners or otherwise in connection with the merger proposal. Therefore, dissenting limited partners do not have the right to have their units independently appraised if they disapprove of the merger.

                                      -3-

     o    The limited partners will forego alternatives to the merger. These alternatives might include a separate sale of all of the assets of
          Prometheus Income Partners (which could be for more or less than the appraised market value of the partnership's properties on the basis of which the merger consideration was calculated) and subsequent liquidation of Prometheus Income Partners, other possible PIP Partners acquisitions of units or the continuation of Prometheus Income
          Partners under its current ownership structure.

Q:   Has any independent party reviewed the fairness of the proposed merger consideration?

A:   Yes. The partnership retained Houlihan Lokey Howard & Zukin, a nationally recognized investment banking firm with extensive experience in transactions in the nature of the merger, to assess the fairness of the consideration to be received in the proposed transaction by the limited partners that are not affiliated with PIP Partners. Houlihan Lokey has opined that the proposed merger consideration is fair, from a financial point of view, to the unaffiliated limited partners. As described more fully below. The partnership has agreed to pay Houlihan Lokey a fee of
     $175,000 for the services provided.

Q:   Why doesn't Prometheus Income Partners just sell all of its properties and liquidate?

A:   Prometheus Development Co. believes that the merger provides the limited partners with an opportunity to dispose of their investment in Prometheus
     Income Partners more quickly than would likely occur in a liquidation of
     Prometheus Income Partners' properties. Unlike in a liquidation, the merger proposal will not require limited partners to continue to hold interests in
     Prometheus Income Partners until all contingent and other liabilities of
     Prometheus Income Partners have been settled.

     In addition, in a liquidation it is uncertain what price the limited partners would receive. Prometheus Development Co. does not believe that the underlying properties would be fairly valued in the market due to the current construction defects affecting the properties. Prometheus
     Development Co. and PIP Partners believe that a third-party would apply a substantial discount to the value of the units as a result of the existence of these known defects.

Q:   How was the amount that I will receive for my units determined?

A:   Prometheus Development Co., and PIP Partners, PromHill, The DNS Trust,
     Helen Diller and Sanford Diller, as the acquiring parties, obtained an independent appraisal of the partnership's properties based on sales comparisons of similar properties and capitalization of the income generating capabilities of these property and without regard to existing defects. This appraisal determined the combined market value of these properties as of September 2001 to be approximately $53,200,000. This appraisal assumes that these properties are free from material defects and in good condition. Accordingly, the appraisal does not give consideration to the existing construction defects, although it does take into consideration other deferred maintenance costs in the aggregate amount of approximately $3.1 million. The merger consideration was based on

                                      -4-

     the value the holder of each limited partnership unit would be entitled to receive for each unit if the partnership were liquidated immediately following a sale of these properties at the appraised market value (without regard to significant declines in value since the date of the appraisal for similar properties in the same geographic region in which these properties are located) after giving effect to each of the following:

     o    the repayment (including the applicable prepayment penalty) of existing mortgages on these properties.

     o    reconciliation of other assets and liabilities of the partnership on the date of the merger.

     This value was not reduced to account for any diminution in value of the properties as a result of substantial construction defects known to exist at each property or for any other liabilities of the partnership, and does not include the net recoveries by the partnership in settlement of its construction defect litigation. As noted above, the estimated costs to repair these defects is substantially in excess of these recoveries.

     Prometheus Development Co. and the acquiring parties considered this methodology to be a fair, reasonable and appropriate methodology for determining the merger consideration, given the inherent uncertainties in determining the actual cost to repair existing defects.

Q:   What do I get if the merger takes place?

A:   Following the merger of Prometheus Income Partners and PIP Partners, you will be entitled to receive the merger consideration for each unit you hold. If Prometheus Income Partners does not participate in the merger, you will continue to have the current right to receive distributions, if any, in accordance with the partnership agreement of Prometheus Income Partners when cash becomes available for distribution. If the merger is consummated, you will receive no further cash distributions from or with respect to the partnership (other than the merger consideration).

Q:   What is the status of the construction defects and the related litigation?

A:   Two lawsuits had been filed by Prometheus Income Partners regarding construction defects in its two properties. The total claimed damages for both properties currently was approximately $19.6 million. The partnership has entered into settlement agreements regarding all of this litigation.
     Under these settlements, the partnership received aggregate net recoveries of approximately $10.8 million. The cost to repair the defects that were the subject of this litigation is expected to be in excess of $12.5 million and could involve as much as $14 million or more.

Q:   Does the transaction require the vote of the limited partners?

A:   Yes. Approval of the merger proposal by the limited partners is a condition to Prometheus Income Partners' participation in the merger. The affirmative vote of the limited partners holding more than 50% of the units outstanding as of April __, 2002, is

                                      -5-

     required to approve the merger proposal. The record date is the date fixed by Prometheus Development Co. to determine the limited partners entitled to vote at the meeting.

     PIP Partners has agreed to vote neutrally with respect to the merger proposal, meaning that PIP Partners will vote its units for or against the proposal in the same proportion as the total number of units voted by unaffiliated limited partners. For example, if unaffiliated limited partners holding 67% of the units voted in person or by proxy vote for the merger proposal, then PIP Partners will vote only 67% of its units for the merger proposal. PIP Partners intends to vote all of its units for the adjournment proposal described in the accompanying notice of meeting and this proxy statement.

Q:   If the limited partners approve the merger, is it certain that Prometheus
     Income Partners will participate in the merger?

A:   No. Prometheus Income Partner's participation in the merger is subject to several other closing conditions, including: refinancing the existing mortgages on the partnership's properties on terms satisfactory to PIP
     Acquisition and PIP Partners; the partnership's having generally unencumbered title to its properties except for known existing encumbrances; and no material adverse effect of any recent occurrences on the properties or the partnership. In addition, PIP Partners must have adequate resources to pay the merger consideration. PIP Partners believes that it has or will have such resources.

     Limited partners should be aware that the satisfaction or waiver of each of the closing conditions is a condition to Prometheus Income Partners'
     participation in the transaction. Therefore, it is possible that the failure of the partnership to satisfy a condition could cause the transaction to fail to close. The parties to the Agreement and Plan of
     Merger dated as of March 6, 2002 by and among Prometheus Income Partners,
     PIP Partners and PIP Acquisition also have the right to terminate the transaction in its entirety by mutual agreement, but do not have any current intention of doing so.

Q:   What happens if I vote against the merger proposal?

A:   If you vote against the merger proposal, but holders of more than 50% of the units in Prometheus Income Partners outstanding as of the record date vote for the merger proposal and Prometheus Income Partners participates in the transaction, you will be required to give up your units and entitled to receive $1,714 in cash per unit. If you fail to return your proxy or mark
     "ABSTAIN" on your proxy, the effect will be the same as a vote against the merger proposal.

Q:   Do limited partners have dissenters' or appraisal rights in connection with the merger?

A:   No. Limited partners are not entitled to exercise dissenters' rights or other rights of appraisal in connection with the merger.

Q:   When do you expect the merger to be completed?

                                      -6-

A:   We are working to complete the merger as quickly as possible. We expect to complete the merger as soon as practicable following the meeting, or within ten days of the meeting.

Q:   What are the tax consequences of the merger to the limited partners?

A:   In general, a limited partner will recognize gain or loss on the conversion of units into cash as a result of the merger. This gain or loss will be equal to the difference between the limited partner's "amount realized"
     from the merger and the limited partner's adjusted tax basis in the units converted. The "amount realized" will be $1,714 per unit.

     This gain or loss should be treated as capital gain or loss. However, a portion of this gain or loss that is attributable to "unrealized receivables" (which includes recapture of some previous depreciation deductions) and "inventory items" (as defined in section 751 of the
     Internal Revenue Code of 1986 as amended) may be treated as ordinary income or ordinary loss.

Q:   What other matters will be voted on at the meeting?

A:   In addition to asking you to vote on the merger proposal, we are asking you to consider and vote on a proposal to permit Prometheus Development Co. to adjourn the meeting to permit further solicitation of proxies in the event that there are not sufficient votes at the time of the meeting to approve the merger proposal. A vote for the merger proposal is not also a vote for the adjournment proposal. You must vote separately on each proposal. The affirmative vote of limited partners holding more than 50% of the units present in person or by proxy at the meeting is required to approve the adjournment proposal. Approval of the adjournment proposal by the limited partners is not a condition to Prometheus Income Partners' participation in the merger.

     Prometheus Development Co. recommends that you vote for the adjournment proposal. PIP Partners intends to vote all of its units in favor of the adjournment proposal.

     Other than the merger proposal and the adjournment proposal, Prometheus
     Development Co. does not expect to ask you to vote on any other matters at the meeting.

Q:   What do I need to do now?

A:   Please complete, date and sign your proxy and then return it in the enclosed envelope as soon as possible so that your units may be represented at the meeting. All proxies actually received prior to the meeting will be voted at the meeting.

Q:   Can I fax my proxy vote?

A:   Yes. First complete, date and sign your proxy. Then fax the proxy to (212)
     929-0308.

Q:   May I change my vote after I have mailed my signed proxy?

                                      -7-

A:   Yes. Just send in a later dated, signed proxy prior to the meeting or attend the meeting and vote in person. Taking either of these steps will revoke any previously submitted proxy. You may also revoke any previously submitted proxy by written notice to Prometheus Development Co. prior to the meeting. Additional proxy cards are available from MacKenzie Partners,
     Inc., Prometheus Development Co.'s proxy solicitor for the meeting.
     MacKenzie Partners may be contacted as follows:

                            MacKenzie Partners, Inc.
                                156 Fifth Avenue
                               New York, NY 10010
                                 (800) 322-2885
                           proxy@mackenziepartners.com

Q:   When can I expect to receive payment for my units?

A:   After the consummation of the merger, Prometheus Income Partners will send you a letter of transmittal. Upon receipt of a completed letter of transmittal from you, a check for $1,714 per unit you own at that time will be mailed to you.

                       WHO CAN HELP ANSWER YOUR QUESTIONS?

     If you have more questions about the transaction or would like additional copies of this Proxy Statement, you should contact MacKenzie Partners.

                                      -8-

                                     SUMMARY

     This summary highlights selected information included in this Proxy
Statement. This summary may not contain all of the information that is important to you. To understand the merger proposal and the proposed merger fully and for a more complete description of the legal terms of the merger and other considerations that may be important to you, you should read carefully this entire document and the other documents to which we have referred you. The terms of the merger are contained in the merger agreement, a copy of which is attached to this Proxy Statement as Appendix A, and which is incorporated in this Proxy
Statement by reference.

     Parties to the Transaction

     Prometheus Income Partners

     Background. Prometheus Income Partners, a California limited partnership, was formed on April 15, 1985. Prometheus Development Co., Inc., a California
corporation, is the general partner of the partnership. The principal business of Prometheus Income Partners is to invest in, construct, hold, operate, and ultimately sell two residential rental properties in Santa Clara, California:
Alderwood Apartments and Timberleaf Apartments. Prometheus Income Partners is
governed by the California Revised Limited Partnership Act and its Second
Amended and Restated Limited Partnership Agreement, dated October 1, 1992, a copy of which is attached to this Proxy Statement as Appendix B.

     The principal investment objectives of Prometheus Income Partners are to preserve and protect Prometheus Income Partners' capital, to obtain capital appreciation from the sale of its properties, and, beginning in 1987, to provide
"tax sheltered" distributions of cash from operations due to the cost recovery and other non-cash tax deductions available to Prometheus Income Partners.

     No public trading market exists or is expected to be established for the units, although an informal secondary market for trading in units has developed.
Prometheus Development Co. is aware of three brokers who quote prices in units, and through which a small number of units, usually less than 1% of issued and outstanding units, are traded each year. Historically, limited liquidity has been provided in this market due to occasional purchases of units by PIP
Partners - General, an affiliate of the General Partner of the partnership, and others unaffiliated with the general partner directly from limited partners and through these brokers. PIP Partners has purchased these units to increase its equity stake in Prometheus Income Partners. Other than the tender offers disclosed below under the caption "Recent Tender Offers" beginning on page 49,
PIP Partners never solicited offers from others to sell their units, but instead responded from time to time to limited partners who expressed interest in selling their units. PIP Partners has acquired a total of 3,451 units, all since
January 1, 1997.

     The principal executive offices of Prometheus Income Partners are located at 350 Bridge Parkway, Redwood City, California 94065-1517, telephone number
650-596-5393.

     Construction Defects; Reserve Accounts. The hardboard siding used at both
Alderwood and Timberleaf is failing to perform as expected. This has resulted in certain construction

                                      -9-

defects in the partnership's properties. Under Prometheus Income Partners'
financing arrangements, it is required to maintain a security account with respect to each property to fund correction of defects in the properties. Prior to the refinancing, quarterly cash distributions to the limited partners were suspended in 1996, and this cash was reserved for contingent liabilities with respect to construction defects. This cash was then deposited into security accounts as additional collateral for the lender who provided the funds for the refinancing. Cash held in these security accounts was $3,384,000 and $2,468,000 for Alderwood and Timberleaf, respectively, as of December 31, 2001.

     Principal Unitholders. Other than PIP Partners, which owns 18.2% of the outstanding units, no person of record owns or is known by Prometheus Income
Partners to own beneficially more than 5% of the outstanding units.

     Prometheus Development Co., Inc. a California corporation, is the general partner of Prometheus Income Partners. The principal business of Prometheus
Development Co. is acting as general partner of limited partnerships and managing their real estate. All of the outstanding shares of capital stock of
Prometheus Development Co. are held by Sanford N. Diller and Helen P. Diller as
Trustees of The DNS Trust. Although Helen Diller has the same rights as Sanford
Diller with respect to the management of The DNS Trust and Prometheus
Development Co., Ms. Diller is not involved in the operations of The DNS Trust or any of the other entities described in this document. Instead, Mr. Diller ultimately controls and manages these entities.

     The principal executive offices of Prometheus Development Co. are located at 350 Bridge Parkway, Redwood City, California 94065-1517, telephone number
650-596-5393.

     PIP Partners - General, LLC

     PIP Partners - General, LLC was formed in 1996 to acquire and hold units.
PIP Partners - General conducts no other business. PromHill, Inc., a corporation owned and controlled by Sanford N. Diller, is the Manager of PIP Partners. 99%
of the member interests of PIP Partners - General are held by Sanford N. Diller and Helen P. Diller as Trustees of The DNS Trust, and 1% of these interests are held by Jaclyn Safier, the Dillers' daughter. The DNS Trust is also the sole shareholder of Prometheus Development Co. Thus, Mr. Diller controls Prometheus
Development Co., PromHill, The DNS Trust and PIP Partners - General.

     PIP Partners - General initially acquired units in a tender offer described below. Since that time, PIP Partners -General has acquired additional units. In
June 2000, PIP Partners - General purchased 1,487.5 units from Prom Investment
Partners, a third party unaffiliated with Prometheus Development Co., PIP
Partners - General or Mr. Diller, and two investment funds (Liquidity Fund
Growth--Plus Partners, a California limited partnership and Liquidity Fund
Appreciation and Income Partners, a California limited partnership) affiliated with Prom Investment Partners but also unaffiliated with Prometheus, PIP
Partners - General or Mr. Diller for $1,200 per unit. The similarity of the name of Prom Investment Partners does not reflect any affiliation with Prometheus
Development Co. or any of its affiliates; the use of such nomenclature is common in the investment community. This purchase price was arrived at pursuant to arm's-length negotiations. Under its agreement with Prom, if PIP Partners -
General acquires additional units prior to June 20, 2002 for a price greater than $1,200 per unit, PIP

                                      -10-

Partners has agreed to pay Prom such excess with respect to each unit purchase by PIP Partners - General from Prom.

     The principal executive offices of PIP Partners - General are located at
350 Bridge Parkway, Redwood City, California 94065-1517, telephone number
650-596-5393.

     PIP Acquisition

     PIP Acquisition, LLC is a newly formed California limited liability company which was organized by PIP Partners in connection with the merger. PIP Partners owns all of the member interests in PIP Acquisition. Thus, The DNS Trust and
Sanford Diller ultimately control PIP Acquisition. The principal executive offices of PIP Acquisition are located at 350 Bridge Parkway, Redwood City,
California 94065-1517, telephone number 650-596-5393.

For a more complete description of the parties involved in the merger and the construction defects and the litigation related to them, please see the disclosure under the caption "The Parties" beginning on page 45.

     Fairness of the Merger

     Each of Prometheus Development Co., PIP Partners, PromHill, PIP
Acquisition, The DNS Trust, and the Dillers believes the terms of the merger to be fair to the partnership and its limited partners. For a discussion of the fairness of the merger, please see the discussion under the caption "Fairness of the Transaction" beginning on page 27. Houlihan Lokey has opined that the merger consideration is fair, from a financial point of view, to the limited partners that are not affiliated with PIP Partners. Please see "Opinion of Financial
Advisor," beginning on page 77.

     The Meeting

     The meeting of limited partners of Prometheus Income Partners will be held at 1:30 p.m., local time, on May __, 2002, at [location]. At the meeting, limited partners will be asked to consider and vote on the merger proposal. In addition, Prometheus Development Co. is asking the limited partners to consider and vote on a proposal to permit Prometheus Development Co. to adjourn the meeting to permit further solicitation of proxies in the event that there are not sufficient votes at the time of the meeting to approve the merger proposal.
The merger agreement provides that Prometheus Development Co. will recommend the adjournment of the meeting for ten days if on the date of the meeting Prometheus
Income Partners has not received duly executed proxies that constitute a sufficient number of votes to approve the merger proposal. However, if proxies representing enough votes to defeat the merger proposal regardless of the number of additional votes later cast in favor of the proposal have been submitted, the meeting will not be adjourned to permit further solicitation.

     Other than the merger proposal and the adjournment proposal, Prometheus
Development Co. does not expect to ask the limited partners to vote on any other matters at the meeting. However, if matters other than the merger proposal and the adjournment proposal are properly brought before the meeting, or any adjournments or postponements of the meeting, the persons

                                      -11-

appointed as proxies will have discretion to vote or act on those matters according to their best judgment.

     As of the record date, PIP Partners beneficially owned an aggregate of
3,451 units, representing in the aggregate approximately 18.2% of the units outstanding on the record date. Pursuant to the Agreement and Plan of Merger entered into among the partnership, PIP Partners and PIP Acquisition, PIP
Partners has agreed to vote neutrally with respect to the merger proposal, meaning that PIP Partners will vote its units for or against the proposal in the same proportion as the total number of units voted by the other limited partners. For example, if unaffiliated limited partners holding 67% of the units voted in person or by proxy vote for the merger proposal, then PIP Partners will vote 67% of its units for the merger proposal. PIP Partners intends to vote all of its units for the adjournment proposal described in the accompanying notice of meeting and proxy statement.

     To be approved, a majority of units, or 9,498 units, must be voted in favor of the merger proposal. Based on the following computations, and because PIP
Partners has agreed to vote the units held by it for and against the transaction in the same proportion as the votes actually cast by limited partners unaffiliated with PIP Partners, limited partners unaffiliated with PIP Partners holding a minimum of 6,047 units cast their votes in favor of the proposal for it to be possible that the proposal will be approved, and if limited partners unaffiliated with PIP Partners holding at least 7,772 units (a majority of the units held by limited partners not affiliated with PIP Partners) vote in favor of the proposal then the proposal will be approved.

     o    If limited partners unaffiliated with PIP Partners holding only 6,047 units vote at the Meeting, and all of these votes are cast for the merger proposal, then pursuant to the Agreement and Plan of Merger,
          PIP Partners will be obligated to vote all of its 3,451 units in favor of the proposal. Thus, a total of 9,498 votes will be cast in favor of the proposal, and the proposal will be approved.

     o    If limited partners unaffiliated with PIP Partners holding 15,544 units (all of the outstanding units held by unaffiliated limited partners) vote at the Meeting, and 7,772 of these votes are in favor of the proposal, PIP Partners will be obligated to vote 1,726 units in favor of the proposal and 1,725 units against the proposal. Thus, a total of 9,498 votes will be cast in favor of the proposal, and the proposal will be approved.

     Record Date; Voting Power

     Prometheus Development Co. has fixed the close of business on April __,
2002, as the record date for determination of the limited partners entitled to notice of and to vote at the meeting and any adjournment or postponement of the meeting. As of the record date, there were 18,995 units, including those units held by PIP Partners, issued and outstanding and held of record by ______
holders. Holders of record of units are entitled to one vote for each unit that they hold on the merger proposal, the adjournment proposal and any other matter that may properly come before the meeting.

                                      -12-

     Quorum; Vote Required

     The necessary quorum for the transaction of business at the meeting is the presence in person or by proxy of limited partners holding a majority of the units outstanding on the record date. For purposes of determining the presence of a quorum, proxies marked "ABSTAIN" will be counted as present at the meeting.

     The affirmative vote of limited partners holding greater than 50% of the units outstanding on the record date is required to approve the merger proposal.
The affirmative vote of limited partners holding more than 50% of the units present in person or by proxy at the meeting is required to approve the adjournment proposal. Because PIP Partners has agreed to vote its units in the same proportion as the other limited partners, the merger can be approved without the affirmative vote of at least a majority of the units held by the limited partners unaffiliated with Prometheus Development Co., PIP Partners and
Mr. Diller if a number of these holders do not vote in person or by proxy at the meeting. For example, if unaffiliated limited partners holding 33% of the units
(and no others), which constitute less than a majority of the units held by non-affiliates, were to vote at the meeting and all such units were voted in favor of the merger, these votes, together with the affirmative vote of the units held by PIP Partners, would be sufficient to approve the merger.

     A vote for the merger proposal is not also a vote for the adjournment proposal. You must vote separately on each proposal.

     If you mark "ABSTAIN" on your proxy and do not vote in person at the meeting, the effect will be the same as a vote against the merger proposal. If you fail to return your proxy and do not vote in person at the meeting, as a result of the agreement of PIP Partners to vote as have the voting limited partners, the effect on the merger proposal will depend on how other limited partners vote. If you fail to return your proxy, your units will have no effect on the outcome of the adjournment proposal. If you mark "ABSTAIN" on your proxy and do not vote in person at the meeting, the effect will be the same as a vote against the adjournment proposal. If you sign and return your proxy but do not give instructions on your proxy, your units will be voted for the merger proposal and for the adjournment proposal.

     Approval of the merger proposal by the limited partners is a condition to
Prometheus Income Partners' participation in the merger. Therefore, if we do not receive votes for the merger proposal from limited partners holding greater than
50% of the units (including those units held by PIP Partners and voted as described above), the merger proposal will not be approved and Prometheus Income
Partners will not participate in the merger. Approval of the adjournment proposal by the limited partners is not a condition to Prometheus Income
Partners' participation in the merger. Approval of the adjournment proposal by the limited partners will permit the adjournment of the meeting to solicit additional proxies in the event that there are not sufficient votes at the time of the meeting to approve the merger proposal.

                                      -13-

     Changing Your Vote

     You may revoke your proxy at any time before it is voted at the meeting (1)
by sending in a later dated, signed proxy, (2) by written notice of revocation to Prometheus Development Co., or (3) by attending the meeting and voting in person.

                                      -14-

     Structure of the Transaction

     The following depicts the current ownership and control structure of the partnership:

        Structure of the Transaction

        The following depicts the current ownership and control structure of the partnership:

                                 Pre-Transaction
                                 ---------------

                         - - - - - - - - - - -
                         |                    |
                         | Sanford Diller and |
                         |    Helen Diller    |
                         | _ _ _ _ _ _ _ _ _ _|
                                           |
                                           |  100%, as trustees
                                           |
                         - - - - - - - - - - -
                         |                    |
                         |      DNS Trust     |
                         |     And Family     |
                         |                    |
                         | _ _ _ _ _ _ _ _ _ _|
                                           |               _________________
                                           |              |                 |
           100%                            |              |  Jaclyn Safier  |
           ________________________________|              |_________________|
           |                               | 99%                |  1%
           |                               |     _______________|
           |                               |     |
- - - - - - - - - - -              - - - - - -  - - -
|                    |            |                 |
|      Prometheus    |            |   PIP Partners -|
|    Development Co. |            |       General   |
|                    |            |                 |
| - - - - - - - - - -             - - - - - - - - - -
           |                                |
           |                                | 100%
           |                                |
           |                       - - - - -|- -  -          - - - - - - -           - - - - - - -
           |                      |                |        |             |         |              |
           |                      | PIP Acquisition|        |   Limited   |         |   Limited    |
           |                      |                |        |  Partner(1) |.........|   Partner(x) |
           |                      |                |        |             |         |              |
           |                       - - -  - - - - -          - - - - - - -           - - - - - - -
           |                                |                      |                      |
           |                                |                      |                      |
           |                                |                      |                      |
           |                                |                      |                      |
           |                                |  18%                 |           81%        |
           |                                |                      |                      |
           |________________________        |______________________|______________________|
                                    |               |
                                    |               |
                                    |  1%*          |   99%
                                    |               |
                                - - |- - - - - - - -| -
                                |                     |
                                |  Prometheus Income  |
                                |      Partners       |
                                |                     |
                                | - - - - - - - - - - -

                                * Prometheus Development Co.'s interest is a
                                general partner interest, as more fully
                                described under the caption "The Partnership
                                Agreement of Prometheus Income Partners"
                                beginning on page 50.

                                      -15-

        Assuming Prometheus Income Partners approves the merger proposal and participates in the merger, the following figures depict the structure of the transaction and the ownership interest of the parties to the transaction:

                                Post-Transaction
                                ----------------

                         - - - - - - - - - - -
                         |                    |
                         | Sanford Diller and |
                         |    Helen Diller    |
                         | _ _ _ _ _ _ _ _ _ _|
                                           |
                                           |  100%, as trustees
                                           |
                         - - - - - - - - - - -
                         |                    |
                         |      DNS Trust     |
                         |     And Family     |
                         |                    |
                         | _ _ _ _ _ _ _ _ _ _|
                                           |                  _________________
                                           |                 |                 |
                                           |                 |  Jaclyn Safier  |
           ________________________________|______________   |_________________|
           |                                              |        |
           |                                              |        |
           | 100%                                         | 99%    | 1%
           |                                              |        |
           |                                              |        |
- - - - - - - - - - -                               - - - - - -  - - -
|                    |                             |                 |
|      Prometheus    |                             |   PIP Partners -|
|    Development Co. |                             |       General   |
|                    |                             |                 |
| - - - - - - - - - -                              - - - - - - - - - -
           |                                                      |
           |                                                      |
           | 1%*                                                  | 99%
           |                                                      |
           |________________________                 _____________|
                                    |               |
                                    |               |
                                    |               |
                                    |               |
                                - - |- - - - - - - -| -
                                |                     |
                                |  Prometheus Income  |
                                |      Partners       |
                                |                     |
                                | - - - - - - - - - - -

                                   * Prometheus Development Co.'s interest is a
                                   general partner interest, as more fully
                                   described under the caption "The Partnership
                                   Agreement of Prometheus Income Partners"
                                   beginning on page 50.

                                      -16-

     Conflicts of Interest

     In considering the recommendations of each of Prometheus Development Co.,
Prometheus Income Partners, PIP Partners, PromHill, The DNS Trust, Helen Diller
and Sanford Diller, limited partners should be aware that PIP Partners,
PromHill, The DNS Trust, Helen Diller and Sanford Diller, as the acquiring parties of units, have interests in the transaction or relationships that present actual or potential conflicts of interest in connection with the transaction. Prometheus Income Partners, PIP Partners, PIP Acquisition,
PromHill, The DNS Trust and Prometheus Development Co. are all under the common control of Sanford Diller. The interests of these entities are different from and in substantial conflict with those of the limited partners. Because of the relationship among Prometheus Development Co., PIP Partners and PIP Acquisition,
the merger and all of the proposed transactions related to the merger as discussed in this document are not the product of arm's-length negotiation between unaffiliated parties. PIP Acquisition and PIP Partners are making this offer with a view to ultimately making a profit and, therefore, there is a conflict that is described more fully in the accompanying materials between their desire to acquire your units at a relatively lower price and your desire to sell your units at a relatively higher price.

     The transaction has been initiated and structured by Prometheus Development
Co. and individuals who are managers of Prometheus Development Co. The transaction provides some benefits to the affiliates of Prometheus Development
Co. that are in conflict with the benefits provided to the limited partners.
Sanford Diller, as the natural person ultimately controlling both Prometheus
Development Co. and PIP Partners, has an economic interest separate from that of the limited partners in structuring the transaction to maximize the benefits to
PIP Partners in seeking to realize future profits from the partnership that the current limited partners will not participate in if the merger is consummated, although PIP Partners will not receive the merger consideration.

     Prometheus Income Partners currently has no officers. After the merger,
Prometheus Development Co. believes that all of the persons who currently are officers and employees of Prometheus Development Co. will continue to be officers and employees of Prometheus Development Co., although none of these individuals has entered into a written agreement to remain with Prometheus
Development Co.

     Conditions to the Transaction

     The obligations of PIP Acquisition, PIP Partners and Prometheus Income
Partners to effect the merger are subject to the fulfillment or waiver of the following conditions:

     o    The existing mortgages on the partnership's properties shall have been refinanced on terms satisfactory to PIP Acquisition and PIP General.

     o    No court or other governmental entity shall have issued an order that prohibits consummation of the merger, restricts the operations of
          Prometheus Income Partners or PIP Acquisition which would result in a material adverse effect, or instituted any proceeding seeking any similar type of order.

                                      -17-

     o    All material approvals from governmental entities necessary for the consummation of the merger shall have been obtained.

     o    PIP Partners having obtained the financing necessary to pay the merger consideration.

     o    The opinion of Houlihan Lokey Howard & Zukin as to the fairness of the merger consideration, from a financial point of view, to the limited partners not affiliated with PIP Partners shall not have been withdrawn.

     The obligations of Prometheus Income Partners are further subject to the condition or waiver by Prometheus Income Partners at or prior to the effective date of the merger that the representations and warranties of PIP Partners shall be true and correct.

     The obligations of PIP Acquisition and PIP Partners are further subject to the conditions or waiver at or prior to the effective date of the merger that:

     o    the representations and warranties of Prometheus Income Partners are true and correct at and as of the closing date;

     o    if necessary, the holder of indebtedness of Prometheus Income Partners consents to the merger on terms acceptable to PIP Partners; and

     o    there is no material adverse change in the assets, business, financial condition or prospects of Prometheus Income Partners.

     The merger may be terminated at any time prior to the effective date of the merger:

     o    by the mutual written consent of Prometheus Income Partners and PIP
          Partners;

     o    in the event of a material breach of the Agreement if not cured within thirty (30) days; or

     o    by PIP Partners or Prometheus Income Partners if the merger has not yet been consummated on or before June 30, 2002.

     Consideration and Financing

     All costs and expenses incurred in connection with the transaction (other than the fee to be paid by the partnership to Houlihan Lokey) will be paid by
PIP Partners. These include an estimated $4,900 in SEC filing fees, $375,000 in legal fees, $15,000 in accounting fees, $20,000 in solicitation costs and fees, and $15,000 in printing costs. In addition:

     o    PIP Partners will pay cash consideration to the limited partners other than PIP Partners in the amount equal to $1,714 per unit;

     o    If the existing mortgages on the partnership's properties are refinanced as contemplated in connection with the merger, the partnership will incur a prepayment

                                      -18-

          penalty under the existing terms of its financing arrangements of approximately $3.4 million; and

     o    If PIP Partners and PIP Acquisition were to waive the condition to the merger that the existing mortgages on the partnership's properties be refinanced, the partnership may be required to pay certain fees relating to its mortgage debt. Under the terms of its current financing, the partnership may have to pay to its lender an assumption fee of approximately $261,000 upon consummation of the merger if the merger is deemed to be a transfer of the partnership's properties under the applicable loan documents and the loan is not then paid.

     Any consent or other fees to be paid by the partnership as a result of the merger, whether or not financed by PIP Partners, will not be deducted from the merger consideration.

     The source of the merger consideration to be paid by PIP Partners to the limited partners will be a contribution of funds from Sanford N. Diller, who ultimately controls PIP Partners, or an entity controlled by Mr. Diller. Mr.
Diller intends to use cash available on hand, or, if insufficient cash is available, he intends to borrow such funds from an entity controlled by Mr.
Diller from existing capital resources of such entity which has agreed to make the funds available without recourse to the consideration paid to the limited partners in the merger. Such borrowing, if needed, will be personally guaranteed by Mr. Diller. Such borrowings will be repaid upon maturity out of current resources of Mr. Diller and the DNS Trust. While Mr. Diller had indicated his present intention and ability to finance the merger, neither he nor any of his affiliates is under any obligation to do so.

     Proxy Solicitation

     Proxies are being solicited by and on behalf of Prometheus Development Co., as general partner of Prometheus Income Partners. In addition to solicitation by mail, Prometheus Development Co. and the officers and directors of Prometheus
Development Co. may solicit proxies by telephone, facsimile, electronic mail, regular mail or delivery service. No additional compensation will be paid to these persons for these solicitation services. Pursuant to a letter agreement dated June 20, 2001 between MacKenzie Partners, Inc. and Prometheus Development
Co., MacKenzie agreed to distribute this Proxy Statement to limited partners, provide information with respect to the merger to limited partners, and provide advisory services to Prometheus Development Co. with respect to the merger.
Prometheus Development Co. agreed to pay MacKenzie a fee of $9,500 plus out-of-pocket expenses incurred by MacKenzie in rendering these services.

     Accounting Treatment

     PIP Partners will account for the transaction under the "purchase" method of accounting in accordance with generally accepted accounting principles.

     Federal Income Tax Consequences

     In general, a limited partner will recognize gain or loss on the conversion of units into cash as a result of the merger. This gain or loss will be equal to the difference between the

                                      -19-

limited partner's "amount realized" from the merger and the limited partner's adjusted tax basis in the units converted. The "amount realized" will be $1,714 per unit, plus the amount of Prometheus Income Partners' liabilities allocable to the units as determined under Section 752 of the Internal Revenue Code.

     This gain or loss should be treated as capital gain or loss that would be taxed at a maximum rate of 20%. However, a portion of this gain or loss that is attributable to "unrealized receivables" (which includes recapture of some previous depreciation deductions) and "inventory items" (as defined in section
751 of the Internal Revenue Code of 1986 as amended) may be treated as ordinary income or ordinary loss. In addition, a portion of any gain realized to the extent of unrecaptured section 1250 depreciation would be taxed at a maximum rate of 25%.

     You should consult your tax advisor as to the particular tax consequences of the transaction.

     The transaction, as structured, will permit PIP Partners, and its members
(the DNS Trust and Ms. Safier), to defer substantial tax liability that would be incurred if the partnership's properties were disposed of in a taxable sale followed by a liquidation of the partnership. This tax liability will be deferred until these properties are eventually sold or PIP Partners sells its equity interests in the partnership.

     Counsel to Prometheus Development Co. has not opined on any tax-related matters related to the merger.

     Prometheus Development Co. believes that a limited partner who held units from the date of initial of offering of the units, where there are no unusual circumstances, will have funds sufficient to pay any tax liability assessed as a result of the merger and other tax liabilities previously incurred with respect to which no distributions have been made.

                                      -20-

               SUMMARY SELECTED FINANCIAL DATA OF THE PARTNERSHIP

     The following table sets forth a summary of certain financial data for
Prometheus Income Partners.

     This summary should be read in conjunction with Prometheus Income Partners'
financial statements and notes thereto appearing in Prometheus Income Partners'
Annual Report on Form 10-K for the year ended December 31, 2001, which are included with this Proxy Statement and incorporated by reference.

                                            As of and For the Year Ended December 31,
                                            -----------------------------------------
                                          2001        2000         1999         1998         1997
                                          ----        ----         ----         ----         ----
                                        (unaudited, in thousands, except per unit amounts)
Income Statement Data:
Total revenues (1) ...............      $ 7,871      $ 7,247      $ 6,106      $ 5,991      $ 5,558
Operating  expenses ..............        1,731        1,421        1,400        1,807        1,104
                                        -------      -------      -------      -------
Gross profit .....................        6,140        5,826        4,706        4,184        4,454
Other expenses(2)(3)(4) ..........        3,551        3,417        3,275        3,288        3,977
Provision for estimated
construction defects repair costs
in excess of net settlement
proceeds .........................        1,667           --           --           --           --
                                        -------      -------      -------      -------      -------
Net income .......................      $   922      $ 2,409      $ 1,431      $   896      $   477
                                        =======      =======      =======      =======      =======

Net income allocated to limited
partners .........................      $   913      $ 2,385      $ 1,417      $   887      $   472
                                        =======      =======      =======      =======      =======

Net income per limited partnership
unit (5) .........................      $    48      $   126      $    75      $    47      $    25
                                        =======      =======      =======      =======      =======
Balance Sheet Data:
Real estate (6) ..................       23,174       22,021       22,105       22,328       22,573
Total Assets (7) .................       44,127       31,088       28,873       27,830       27,016
Total Liabilities (8) ............       38,435       26,318       26,512       26,900       26,982
Partners' equity .................        5,692        4,770        2,361          930           34
limited partners'
equity ...........................        6,037        5,124        2,739        1,322          435
limited partners' equity per
limited partner unit (5) .........      $   318      $   270      $   144      $    70      $    23

(1)  Consists principally of rental and interest income.
(2) Includes payments to general partner and affiliates of $431,000, $300,000,
$303,000 and $278,000 for 2001, 2000, 1999, 1998 and 1997 respectively, consisting in each case principally of property management and construction management fees.
(3) Includes payments to general partner and affiliates of $557,000, $527,000,
$481,000, $475,000 and $391,000 for 2001, 2000, 1999, 1998 and 1997,
respectively, consisting principally of reimbursements for operating and

                                      -21-

administrative expenses incurred by such persons, consisting principally of property payroll taxes, insurance and payroll processing fees, postage, copying costs, professional services, personnel training and marketing costs.
(4) Includes interest and amortization expense, depreciation and general and administrative expense.
(5) Based on weighted average number of units outstanding during the applicable period.
(6) Consists of land, buildings and improvements, construction in progress and accumulated depreciation.
(7) Includes cash and cash equivalents, restricted cash, and deferred financing costs, net of accumulated amortization.
(8) Includes notes payable.

                                      -22-

                                   BACKGROUND

     Reasons for the Merger

     Since at least as early as 1997, limited partners from time to time have been contacting Prometheus Development Co. to express dissatisfaction with the economic situation of Prometheus Income Partners, including the lack of current distributions (and the uncertainty of when such distributions might resume), the current recognition of taxable income and the lack of appreciation of the saleable value of the limited partnership units. These contacts became increasingly frequent throughout 2000, such that the general partner was being contacted by limited partners regarding these issues at least weekly. Many of these limited partners have informed Prometheus Development Co. that they (or the beneficial owners they represent) are individuals who invested in Prometheus
Income Partners as part of their retirement planning, and that these limited partners believe that the recent economics of the units are unsatisfactory for this purpose. Several limited partners had expressed concern over the potential impact of construction defects and the related litigation. These contacts always have been initiated by or on behalf of the limited partners and have not included any general or specific proposal by the limited partners for providing liquidity. The general partner has felt constrained in discussing various matters with the limited partners because it is limited as a practical matter in the information it can provide to limited partners due to the regulation of disclosure under the Securities Exchange Act and the recent pendency of litigation involving the partnership.

     Increasingly, limited partners were asking for information on how to sell their units; and while trading activity in the units in secondary markets had been increasing, volume remained and remains low. While the general partner on the one hand, and PIP Partners, PromHill, The DNS Trust, Helen Diller and
Sanford Diller, on the other hand as the parties seeking to acquire beneficial ownership of the units in the merger (PIP Partners, PromHill, the DNS Trust and
Mr. and Mrs. Diller are sometimes referred to collectively in this proxy statement as the "acquiring parties") believe in the long-term profitability of the business of Prometheus Income Partners, they recognize the risks involved and the expressed interests of many limited partners to sell their units. PIP
Partners and other unaffiliated parties periodically have purchased units in the secondary trading market. Please see the discussion under the caption "The
Parties - Prometheus Income Partners - Recent Transactions" beginning on page
57. As a practical and regulatory matter, the number of units that can be purchased by PIP Partners and other parties in these sporadic transactions is severely limited. Thus despite these occasional purchases, the current market for units is thin and illiquid. See the discussion under the caption "Additional
Information Concerning Units" beginning on page 87 for the details of these purchases in the secondary market. While the general partner can not value the units with precision due to uncertainties related to substantial construction defects, the general partner believes that private and market purchases from limited partners had and would continue to involve a substantial discount from the value of the units as derived from the underlying market value of the partnership's property given the substantial defects therein, with or without ascribing any value to the recently settled litigation. In reaching this conclusion, the general partner also considered its experience as to the substantial discount real estate professionals impose in instances where substantial construction defects exist. For these reasons, in July 1999 the general partner began investigating available alternatives to provide liquidity for the limited partners at a fair price. At that time, the general partner considered a variety of options for achieving liquidity for the

                                      -23-

limited partners, including principally those discussed below. In general, discussion regarding these matters involved Mr. Diller, John Murphy, a Vice
President of the general partner, and Vicki Mullins, also a Vice President of the general partner. In reviewing these options, the general partner deemed it important to reduce the substantial costs associated with managing an entity that is a reporting company under the Exchange Act with approximately 1,000 limited partners. By reducing the number of limited partners to one and eliminating the need of quarterly and annual filings under the Exchange Act, the partnership estimates it will save $100,000 annually in legal, accounting, administrative and other costs. This savings was factored into the determination of the price PIP Partners is willing to pay for units and the structure of potential transactions PIP was willing to consider. In considering acceptable transaction structures, PIP Partners also considered the elimination of fiduciary duties of the general partner to unaffiliated parties.

     In June 1999, Prom Investment Partners, LLC, a limited partner not affiliated with the general partner or any of the acquiring parties, contacted the partnership to request pleadings and other court filings regarding the construction defect litigation and copies of the mortgage notes for each of the partnership's properties. Prometheus Development Co. sent to Prom Investment
Partners the mortgage notes, but directed it to the public record for the court filings, and shortly thereafter it inquired whether Prom Investment Partners would be interested in selling its units. In or about October 1999, Prom
Investment Partners contacted Mr. Murphy regarding the interest of the general partner or its affiliates in buying Prom Investment Partners' units. No agreement as to the possible terms of the proposed sale was reached at that time.

     In January 2000, the general partner began investigating in greater detail potential alternatives for providing limited partner liquidity involving an acquisition of units by an affiliate of the general partner.

     In or about March 2000, PIP Partners contacted Prom Investment Partners regarding a possible sale of units. Prom Investment Partners proposed a sale at a price per unit higher than the price per unit to which Prom Investment
Partners and PIP Partners eventually agreed. PIP Partners evaluated this proposal in light of internal valuations and forecasts. In April 2000, Prom
Investment Partners agreed with PIP Partners that Prom Investment Partners, together with certain of its affiliates, would sell all of their units to PIP
Partners at a price of $1,200 per unit. However, pursuant to that agreement, if
PIP Partners acquires any units from any other person within two years following the date of this purchase at a purchase price greater than $1,200 per unit, PIP
Partners agreed to pay Prom Investment Partners and its affiliates the excess of the price paid over $1,200 per unit for each unit purchased from them by PIP
Partners. PIP Partners completed its purchase of 1,487.5 units from Prom
Investment Partners and two of its affiliated investment funds on June 20, 2000.
If the merger is consummated on or prior to June 20, 2002, PIP Partners will be obligated to pay to these parties $514 per each unit purchased from them, or an aggregate of approximately $765,000. Any excess that would be payable by PIP
Partners under this arrangement as a result of the merger was considered by PIP
Partners in evaluating the proposed merger.

     In May 2000, Prometheus Development Co., PIP Partners, Messrs. Diller and
Murphy and Ms. Mullins, on behalf of the various affiliates they represented, revisited the alternatives discussed below and for the reasons set forth below decided to proceed with a merger in structure

                                      -24-

identical to the merger but in which the consideration to be paid with respect to each unit would be fixed at $1,200. They based the $1,200 in cash to be offered by PIP Partners for each unit each limited partner holds on various factors including their estimate of the fair market value of the underlying real estate properties at approximately $55,100,000, the potential for an increase or decrease in that value, the effects of the then-pending litigation and the likelihood of success in that litigation on the value of Prometheus Income
Partners, the transaction costs incurred as part of the merger, the tax consequences of the merger to PIP Partners and the illiquidity of the units.
They also gave substantial weight to the fact that Prom Investment Partners, an unaffiliated third party with substantial real estate experience, had agreed to accept $1,200 per unit for a substantial block of units.

     In June 2000 and September 2000, Prometheus Development Co. and the
acquiring parties filed preliminary proxy solicitation and related materials with the Securities and Exchange Commission relating to a proposed merger involving merger consideration fixed at $1,200 per unit.

     In October 2000, the general partner and the acquiring parties reviewed the partnership's financial performance for the nine months ended September 30, 2000 and compared these results to previously projected results upon which they based in part their original evaluation of the fairness to the limited partners of the originally proposed fixed consideration of $1,200 per unit. In fact, actual results for this period materially exceeded projected performance. Because of this, in order to reevaluate the basis upon which to value the limited partnership units, the general partner and the acquiring parties determined to obtain an independent appraisal of the market value of the partnership's real estate properties. By letter dated November 22, 2000, the general partner informed the limited partners that it was seeking such appraisal and would reexamine the merger and the merger consideration in light of this appraisal.

     In December 2000, the general partner and the acquiring parties received an appraisal of the partnership's real estate properties that valued these properties at $68,900,000, substantially in excess of the approximately
$55,100,000 previously estimated by the general partner and relied upon, in part, in assessing the fairness of the merger consideration as proposed prior to such time. Based on this appraisal, the general partner and the acquiring parties reconsidered the merger consideration being offered and potential alternatives to the transaction and proposed a modified transaction in which the merger consideration to be offered would be based on a deemed liquidation value of the partnership's properties based upon the independently appraised market value. The contemplated offer would have involved the payment of a fixed amount of $1,200, plus a contingent payment based on the actual costs to repair construction defects and the ultimate recoveries in the then-pending litigation.
Previously, the general partner and the acquiring parties believed that the sale of a substantial block of units to Prom Partners, who are sophisticated real estate professionals, provided independent market validation of the values ascribed by the acquiring parties to these uncertainties. Given the length of time that passed since that sale by Prom Partners, the general partner and the acquiring parties no longer were comfortable that such sale provided such validation. Accordingly, they made the determination that offering the deemed liquidation value, calculated based on the appraised value as set forth above and below (with minimum proceeds to the limited partners equal to the previously offered fixed merger consideration of $1,200) to be a fairer and more prudent course of action.

                                      -25-

     In February 2001, and again in April and July 2001, Prometheus Development
Co. and the acquiring parties filed revised preliminary proxy solicitation and related materials with the Securities and Exchange Commission reflecting the revised proposed transaction. On August 31, 2001, with the parties having been unable to obtain clearance from the Commission of their proxy materials for distribution to the limited partners, the merger agreement embodying the previously proposed transaction, as the same had been amended to that date, terminated on its terms.

     In September 2001, the acquiring parties continued to evaluate possible transaction structures in which they would acquire the limited partnership units held by unaffiliated parties. Similarly, Prometheus Development Co. considered alternatives to realizing value and providing liquidity for the limited partners. Each of the acquiring parties and the general partner considered substantial declines in the rental market in which the partnership's properties are located, including decreasing occupancy and rental rates in these properties. In order to better understand the changes in the value of these properties, the parties obtained a new independent appraisal from the issuer of the December 2000 appraisal. This appraisal, dated September 17, 2001, valued these properties at $53,200,000.

     On October 3, 2001, the partnership entered into a settlement agreement that provided for final settlement of the remaining construction defect litigation. Following this settlement, the acquiring parties proposed a merger involving the merger consideration described in this proxy statement. The proposed merger consideration was based on an estimate of the deemed liquidation value of the partnership based on the more recent independently appraised value of the partnership's properties, without credit for net recoveries received in the construction defect litigation or applying any reduction for existing construction defects in these properties, which are expected to substantially exceed those recoveries, and without reduction for any other liabilities of the partnership. On October 5, 2001, the partnership retained Houlihan Lokey Howard
& Zukin to evaluate the fairness, from a financial point of view, of the merger consideration to be received by the limited partners unaffiliated with the PIP
Partners. By letter dated October 17, 2001, the general partner advised the limited partners of the settlement of all construction defects litigation, the retention of Houlihan Lokey and the intention of PIP Partners to propose a new merger transaction.

     In October 2001, the partnership was contacted by a limited partner seeking certain non-public information and indicating its interest in possibly making an offer to acquire the partnership's properties. On various occasions in November and December 2001, the partnership communicated with this limited partner through counsel by telephone and by correspondence in order to provide this limited partner with an opportunity to make an offer for the partnership's properties. No confidentiality or other agreement was executed by this limited partner, no offer was made and no framework for an offer was suggested. In
January 2002, the general partner concluded that no offer was forthcoming from this limited partner and so advised PIP Partners. PIP Partners then determined to proceed with the merger as described in this proxy statement.

     Having determined to proceed with the merger, in January 2002 the acquiring parties reviewed the independent appraisal of the partnership's properties obtained in September 2001, as well as publicly available information regarding residential real estate trends in the geographic area in which the partnership's properties are located. In light of the reported downward trend in

                                      -26-

rental rates, as well as the partnership's own experience of decreasing rental rates in the last quarter of 2001, the acquiring parties concluded that conducting a new independent appraisal would not result in a greater appraised value than that established by the September 2001 appraisal. In the interest of fairness to the limited partners, the acquiring parties determined to proceed with the merger, with the merger consideration being calculated on the basis of the September 2001 independent appraisal.

     On March 6, 2002, Houlihan Lokey delivered to the general partner its written opinion that the merger consideration is fair, from a financial point of view, to the limited partners unaffiliated with PIP Partners. PIP Partners, PIP
Acquisition and the partnership then entered into a merger agreement dated as of
March 6, 2002 providing for the merger as described in this proxy statement.

     Fairness of the Transaction

     For the reasons set forth below, each of Prometheus Development Co., Inc.,
PromHill, Inc., PIP Partners - General, LLC, PIP Acquisition, LLC, The DNS Trust
and the Dillers has separately concluded that the transaction is both substantively and procedurally fair to the limited partners, notwithstanding that no unaffiliated purchaser of the units or the partnership's properties was sought. In reaching such conclusion, as discussed more fully below, these parties considered principally the following factors:

     o Appraised Value. The merger consideration is based initially upon the market value of the partnership's properties, as determined based on an independent third-party appraisal of these properties, and subject to the adjustments and offsets described below. See "THE MERGER AGREEMENT - Calculation of the Merger Consideration" beginning on page 64.

     o Current and Historical Market Prices. Since January 1, 1998, the maximum price paid for units in the secondary market was $601. This does not include the sale of units pursuant to recent tender offers at $650, $700 and $800 per unit or PIP Partners' block purchase for $1,200. Please see the disclosure under the captions "Recent Transactions" beginning on page 57 and "Additional Information
Concerning Units" beginning on page 87. Prometheus Development Co. and the acquiring parties believe the there has been no significant change in the trading price of the units despite past improvements in the financial condition of Prometheus Income Partners because the market for the units is not liquid and due to the uncertain status of the construction defects and the previously uncertain status of the related litigation.

     o Net Book Value. As of December 31, 2001, limited partners' equity per unit was $318, substantially below the merger consideration offered. See
"Summary Selected Financial Data of the Partnership" beginning on page 21.

     o Liquidation Value. The merger consideration constitutes an approximation of the liquidation value of the units based on a deemed sale of the partnership's properties at their appraised market value (which gives no effect to known or unknown construction defects), without credit for the net proceeds realized from the litigation and without any reduction for the estimated costs to repair existing construction defects, which the general partner and the acquiring parties expect to be substantially in excess of the litigation proceeds and believe would

                                      -27-

be discounted from the purchase price any potential purchaser of the partnership's properties would pay for them, and without regard to any reduction for other liabilities of the partnership.

     o Block Sale. The merger consideration will be substantially in excess of the $1,200 per unit accepted by a sophisticated unaffiliated third parties in a block purchase of units by PIP General.

     o Going Concern Value. The acquiring parties believe that companies in the business of owning and operating real estate rental properties are generally valued in the market based on the underlying liquidation value of those properties, rather than a separate going concern value for the company itself.
However, the independent appraisals are based in part on the income approach and direct capitalization (as described under the captions "The December 2000
Appraisal" and the "September 2001 Appraisal" on pages 67 through 75), which the general partner and the acquiring parties believe give due consideration and effect to the value of the partnership as a going concern, rather than solely based on an abstract liquidation value of the properties. As such, they believe basing the merger consideration on the appraisal gives fair and adequate consideration to the going concern value of the partnership. In any case, rental and occupancy rates in the geographical area in which the partnership's properties are located (including those for these properties themselves), continue to decline. The general partner and the acquiring parties believe the prospect of further declines would further adversely impact the going concern value of the partnership.

     Each of the general partner and the acquiring parties believes that the transaction is procedurally and substantively fair to the limited partners because the merger consideration is based on an independent appraisal of the partnership's properties, and although the merger consideration does not include litigation proceeds, it also gives no effect and applies no reduction for the construction defects not accounted for in such appraisal, which costs are expected to substantially exceed these proceeds, or reduction for any other liabilities of the partnership.

     The acquiring parties also believe the determination of the merger consideration and the proposed transaction were procedurally fair to the limited partners even though there are no persons in the position of "independent directors" or other unaffiliated representatives to act solely on behalf of the limited partners unaffiliated with PIP Partners and the acquiring parties. The appraisal was conducted by a party unaffiliated with and independent of the general partner and the acquiring parties. The appraisal was conducted in accordance with applicable professional standards, as noted therein. By being based in part on the income approach and direct capitalization, the acquiring parties believe the appraisal gives due consideration and effect to the value of the partnership as a going concern, rather than solely based in the liquidation value of the properties. Finally, the method for calculating the deemed liquidation value of the partnership based on the independently appraised value of its properties gives due and objective consideration and effect to those factors not reflected in the appraisal, primarily cash on hand, does not include net recoveries in the partnership's construction defect litigation and does not apply any reduction to account for the anticipated cost to repair the defects in these properties, which is expected to be in substantial excess of those litigation recoveries, and without reduction for any other liabilities of the partnership. In addition, the general partner has obtained the opinion of an independent financial advisor that the merger consideration is fair, from a financial point of view, to the limited partners not affiliated with PIP
Partners.

                                      -28-

     By virtue of having obtained an independent appraisal of the market value of the partnership's real estate properties and having considered alternatives for realizing upon that market value, as well as the general partner having obtained the opinion of an independent financial advisor as to the fairness of the consideration to be received by the unaffiliated limited partners, the general partner and the acquiring parties believe that the determination of the merger consideration to be paid is procedurally fair to the limited partners.
They also believe the merger consideration to be substantively fair to the limited partners by virtue of having used this appraisal to determine a liquidation value of the partnership and basing the merger consideration thereon, while eliminating their exposure to the risk of incurring the costs to repair the partnership's properties.

     In concluding that the transaction is fair to the limited partners, the general partner and the acquiring parties further considered in detail the positive and negative factors discussed below, the evaluation of which, in the view of each of the general partner and the acquiring parties, supported its conclusions regarding the fairness of the transaction. The general partner and the acquiring parties also considered the positive and negative factors discussed below with respect to the alternatives to the transaction. In the view of the general partner and the acquiring parties, the negative factors were not sufficient, either individually or in the aggregate, to outweigh the benefits of the proposed transaction in the form of the merger to the limited partners.

     Positive Factors Considered

     In determining that the merger is fair to the limited partners and in recommending approval of the merger, the general partner and the acquiring parties each considered the following factors which they believe support their respective determinations regarding the fairness of the transaction and recommendations:

     o    The limited partners will be able to liquidate their investments. No significant market for the sale of units currently exists or is expected to develop in which limited parties can liquidate their investments. Upon the completion of the transaction, the limited partners, other than PIP Partners, will be entitled to receive the cash merger consideration and those limited partners will no longer bear the risks inherent in the ownership of the properties through the partnership.

     o    The merger consideration each limited partner will receive is based on the market value of the partnership's properties as determined by independent appraisal. The general partner and the acquiring parties believe this validates the fairness of the price to be paid in the merger. The true market value of the partnership's properties could be greater than the appraised market value.

     o    The merger consideration being offered is no less than the amount the limited partners would receive if the partnership's properties were liquidated at current market values. The merger also eliminates the exposure of the limited partners to potential unanticipated costs to repair the partnership's properties (the overall repair costs being expected to be substantially in excess of related litigation recoveries), and

                                      -29-

          to any reduction in the value of these properties attributable to such defects or reduction for any other liabilities of the partnership.

     o    Based on their experience as to the substantial discount real estate professionals impose in instances where substantial construction defects exist, the general partner and the acquiring parties believe that the presence of significant construction defects would cause the partnership and/or its properties to be sold at a price less than the merger consideration.

     o    Ultimately, the known and unknown construction defects will have to be repaired to maintain the continued viability of the partnership's properties as income producing assets. Established reserves, together with the amounts recovered in settlement of litigation, may be insufficient to fund these repairs in a timely manner. If the partnership does not have sufficient cash to fund these repairs as required, the partnership would have to obtain additional capital resources to fund these repairs. This could result in substantial cost to the partnership or substantial dilution of the limited partners'
          interests in the partnership. There is no assurance capital resources would be available to the partnership on commercially reasonable terms. If not, then the partnership would have to consider other alternatives, such as a sale of the properties at what the general partner believes would then be substantially depressed prices. If the merger is consummated, the limited partners would no longer bear the risks of these uncertainties.

     o    The general partner's independent financial advisor has opined that the merger consideration is fair, from a financial point of view, to the limited partners not affiliated with PIP Partners.

     o    The cash price to be received by the limited partners per unit is over
          $900 greater than the highest price paid in open market transactions for units over the past two years and $800 greater than any price paid for units of which the partnership is aware.

     o    PIP Partners did not require Prometheus Income Partners to make significant representations, warranties or covenants with respect to its past, present or future operations or profitability or the condition of the partnership's properties, including known construction defects. Accordingly, there is little risk that the merger will not be consummated on that basis if approved by the unit holders.

     o    Pursuant to the Agreement and Plan of Merger, PIP Partners has agreed to vote its units for or against the merger in the same proportion as the unaffiliated limited partners who vote on the merger at the meeting. This means that the merger will be approved only if a majority of those unaffiliated limited partners voting on the transaction vote for the merger.

     o    The merger will allow limited partners to receive cash to at least partially pay tax liabilities related to income recognized since 1997
          (the partnership having recognized a loss in 1996) with respect to undistributed partnership income that has been reserved for conditional liabilities related to the construction defects. It is uncertain

                                      -30-

          whether and when Prometheus Income Partners will be able to make distributions of income to the limited partners under its credit agreements or otherwise, given the status of construction defects in its properties. Cash distributions will only resume when a determination has been made that the partnership has adequate cash reserves (including restricted cash) to complete repairs of the construction defects in the partnership's properties. This determination can only be made when the costs to repair construction defects to the partnership's properties have been determined with a high degree of certainty. As of the date hereof, the partnership anticipates that as a result of having received all settlement proceeds in respect of its construction defects litigation, the partnership's cash reserves, including restricted and unrestricted cash on hand prior to receipt of the settlement proceeds, will be sufficient to enable it to begin distributions to limited partners during 2002. However, there can be no assurances given as to when distributions will actually resume and the level at which any such distributions will be made. In addition, if repairs of the properties are not completed by December 2002, the partnership's lenders have the right to require the partnership to retain additional cash reserves, which could require further suspension of distributions to limited partners. If the merger is consummated, you will receive no further cash distributions from or with respect to the partnership (other than the merger consideration). Commencing with the tax year following the tax year in which the closing of the transaction occurs, the limited partners will not incur income for tax purposes with respect to which they have received no corresponding cash distribution.

     o    If the merger is not consummated, the limited partners would continue to own units. This likely would be true for the foreseeable future because there is no assurance that in the absence of a liquidation the limited partners would have a liquidity event with respect to their units until the expiration of the term of Prometheus Income Partners under its partnership agreement. This term expires on December 31,
          2016, unless sooner terminated upon the happening of certain events, such as the sale of both properties. The general partner would be under no obligation to seek a sale of the properties prior to the expiration of the partnership's term. Therefore, the limited partners would continue to be exposed to the risks inherent in the ownership of real property, such as fluctuations in occupancy rates, operating expenses and rental rates, which in turn may be affected by general and local economic conditions, the supply of and demand for properties of the type owned by Prometheus Income Partners and federal and local laws and regulations affecting the ownership and operation of real estate. Although the properties owned by the partnership had experienced positive rental growth and high occupancy for the last few years, there have been recent downturns in rental and occupancy rates for these properties (although occupancy rates in each property increased in the fourth quarter of 2001 compared to the prior quarter)
          and generally in the market in which they are located, and there still exists a significant risk of further downturns. These factors could also adversely impact any future price at which the units or the partnership's properties could be sold. If the merger is consummated, the limited partners would no longer have their units subject to the risk of the real property ownership and operation, including the risks of substantial loss of use of the partnership's properties as a result of existing defects or otherwise.

                                      -31-

     o    The merger consideration of $1,714 per unit represents a multiple of
          35.7x annual net income of the partnership per limited partner unit for the fiscal year ended December 31, 2001.

     o    Notwithstanding the pendency of various public filings indicating the intention of PIP Partners to acquire the outstanding units for consideration less than the merger consideration, no person has made any bid to acquire any significant number of units or the
          partnership's properties.

     Overall, the general partner and each of the acquiring parties believe these factors combine to give limited partners the opportunity to realize their investment at a fair price that would not be afforded through other alternatives while eliminating the risks of loss that would be attendant to retaining limited partnership interests in a real estate limited partnership fraught with substantial uncertainties of structural defects.

     Negative Factors Considered

     Each of the general partner and the acquiring parties also considered the following negative factors:

     o    PIP Partners, PIP Acquisition and Prometheus Development Co. are all
          under the common control of Sanford Diller and, therefore, Prometheus
          Development Co. has substantial conflicts of interest with respect to the approval of the merger. The merger consideration was determined without any arms-length negotiations between PIP Partners and either
          Prometheus Development Co. or any other person acting independently on behalf of the limited partners. In structuring the transaction, only
          Prometheus Development Co. represented the interests of the limited partners.

     o    PIP Partners is making this offer with a view to making a profit and, therefore, there is a conflict between PIP Partners desire to purchase your units at a low price and your desire to sell your units at a high price. PIP Partners believes that it can profit from its ownership of the partnership notwithstanding the prevailing risks and
          uncertainties. Affiliates of Prometheus Development Co. will hold 100%
          of the units if the transaction is completed. Consequently, affiliates of Prometheus Development Co. will continue to have the opportunity to benefit from any future earnings growth and increases in the value of
          Prometheus Income Partners and its properties.

     o    Prometheus Development Co. has not contacted any third-party unaffiliated with the Prometheus Development Co. concerning a possible sale of the partnership's underlying properties to that third-party, a tender offer by that third-party for the units for cash, or any other acquisition of units by that third-party.

     o    The limited partners will not have the benefit for tax purposes of future losses (if any) of Prometheus Income Partners, including any losses related to construction defects, to offset other sources of income.

                                      -32-

     o    Following the transaction, the limited partners, other than PIP
          Partners, will cease to participate in future earnings or growth, if any, of Prometheus Income Partners or benefit from increases, if any, in the value of Prometheus Income Partners or its properties.

     o    If limited partners owning more than 50% of the units vote for the merger proposal, their approval will bind all limited partners.
          Therefore, a limited partner may vote against the merger proposal and nevertheless have its units converted into the right to receive cash in the merger if the requisite vote of the limited partners is obtained.

     o    Limited partners do not have any dissenters' rights or other rights of appraisal under the state law which governs Prometheus Income
          Partners, the partnership agreement of Prometheus Income Partners or otherwise in connection with the merger proposal. Therefore, dissenting limited partners do not have the right to have their units independently appraised if they disapprove of the merger or the merger consideration.

     o    The limited partners will not be able to benefit from potential alternatives to the merger. These alternatives include a separate sale of all of the assets of Prometheus Income Partners and subsequent liquidation of Prometheus Income Partners, other possible acquisitions of units or the continuation of Prometheus Income Partners under its current ownership structure.

     o    If the merger occurs, limited partners will not receive any future distributions from operating cash flow of Prometheus Income Partners, if and when reinstituted, or upon a sale or refinancing of the properties owned by Prometheus Income Partners.

     o    Limited partners will not receive any interest in net litigation recoveries of approximately $10.8 million.

     o    Affiliates of Prometheus Development Co. have a separate economic interest in structuring the transaction to achieve favorable tax treatment. Limited partners will recognize gain or loss on the conversion of their units into cash in the merger.

     o    The obligations of PIP Partners are subject to the condition that the existing mortgages on the partnership's properties be refinanced on terms satisfactory to PIP Partners. There is no assurance that refinancing will be available on such terms.

     o    The merger may be approved even though a majority of the units held by limited partners unaffiliated with Prometheus Development Co. do not approve the merger. This is because PIP Partners will vote its units according to the percentage of units voting in person or by proxy at the meeting in favor of the merger. Thus, units not voted at the meeting will not be taken into account by PIP Partners in determining the percentage of its own units to be voted in favor of the merger.

     In the view of the general partner and the acquiring parties, these negative factors were not sufficient, either individually or in the aggregate, to outweigh the benefits of the proposed transaction to the limited partners.

                                      -33-

     In evaluating the fairness of the transaction, the general partner and the acquiring parties also considered the information on weighted average private sales prices for units of which it was aware. Over the past two years, other than the block purchase by PIP Partners, units have been sold for between $495 and $601 (this does not include the sale of units pursuant to recent tender offers at $650, $700 and $800 per unit), far less than the merger consideration of $1,714 per unit. However, none of the acquiring parties placed significant emphasis or weight on these prices and ranges and none considered these prices and ranges to be material factors in making their determinations and recommendations because, at present, there is no established public trading market for the units, nor is one expected to develop. Moreover, liquidity is limited to sporadic private sales which generally involve a relatively small percentage of the units outstanding. Each of the general partner and the acquiring parties believes that the fair value of the units (based on the potential value of Prometheus Income Partners' real estate) is substantially higher than recent trading prices.

     Regarding the price being paid, these persons believe the lack of a significant change in the trading price of the units as the financial condition of Prometheus Income Partners has improved reflects the weak market for the units. In a more efficient market, they believe that recent trading prices would be higher than they currently are and recently have been.

     Alternatives to the Transaction Considered

     The decision to pursue the merger, and, in part, the assessment by the general partner and the acquiring parties of the fairness of the merger, included a review of different alternatives identified as having the potential to achieve the investment objectives of limited partners as expressed to the general partner. They considered three alternatives to the merger:

     o    liquidation of Prometheus Income Partners through a sale of its properties and distribution of the net cash proceeds of the liquidation;

     o    a negotiated tender offer by PIP Partners - General for a percentage of the units; and

     o    continuation of the business of Prometheus Income Partners, with
          Prometheus Income Partners continuing to be owned by the current limited partners, including PIP Partners.

     The general partner did not consider any other form of transaction in which the limited partners would receive anything other than cash (including the deferred cash right included in the merger consideration). Discussion of these alternatives were limited to Mr. Diller, Mr. Murphy, Ms. Mullins and the partnership's legal advisors.

     Liquidation

     One alternative to the transaction considered was to liquidate Prometheus
Income Partners' assets, distribute the net cash proceeds of the liquidation to the partners and then dissolve Prometheus Income Partners. The general partner and the acquiring parties determined that Prometheus Income Partners should not pursue this alternative for the reasons discussed

                                      -34-

below. Because of the negative factors discussed below, they did not deem it warranted to solicit expressions of interest regarding the purchase of the properties of Prometheus Income Partners.

     In a liquidation, Prometheus Development Co. would market the partnership's properties and, if a potential purchaser were interested in purchasing Alderwood or Timberleaf or both, Prometheus Development Co. would negotiate and enter into an agreement for the sale of the property or properties. Prometheus Development
Co. would be required to obtain the approval of limited partners holding at least 50% of the units before the sale could close. If the limited partners approved the sale of both properties and these sales were closed, Prometheus
Development Co. would proceed to liquidate the partnership in accordance with the provisions of the partnership agreement of Prometheus Income Partners and applicable law.

     Pursuant to the partnership agreement of Prometheus Income Partners, net proceeds from a sale and liquidation would be distributed in the following order to the extent of the funds are available:

          (1) To the payment of current partnership obligations, liabilities and expenses.

          (2) To the setting up of reserves that the general partner deems necessary for the payment of partnership debts or liabilities, whether then payable or not yet payable, including any contingent or unforeseen liabilities or obligations.

          (3) In proportion to, and to the extent of, the positive capital account balances of the partners.

          (4) 100% to the limited partners until each limited partner has received an amount equal to a preferred percentage return on its invested capital plus the limited partners' remaining invested capital.

          (5) A disposition fee of up to 3% of the sales price to the general partner.

          (6) The balance:

               (a) 85% to the limited partners; and

               (b) 15% to the general partner.

     Benefits of liquidation. Prometheus Development Co. considered the primary benefits of a sale and liquidation to be the following:

     o    Upon the completion of a liquidation, the limited partners would be entitled to receive cash in exchange for their units and, accordingly, limited partners would no longer bear the risks inherent in the ownership of the properties through Prometheus Income Partners, including the uncertainty as to whether the partnership will have adequate funds to make necessary repairs to its properties.

                                      -35-

     o    The limited partners would participate in their pro rata share of net litigation recoveries in accordance with the partnership agreement and subject to the liabilities of the partnership.

     o    A liquidation would not take place unless greater than 50% of the units vote for the transaction. This procedure grants the limited partners in the aggregate the opportunity to choose whether to liquidate their interests or veto the transaction.

     o    In the absence of a sale of one or both properties, it is unclear whether and when Prometheus Income Partners would be able to make distributions of income to the limited partners, given the status of construction defects in the properties. Cash distributions will only resume when a determination has been made that the partnership has adequate cash reserves (including restricted cash) to complete repairs of the construction defects in the partnership's properties. This determination can only be made when the costs to repair construction defects to the partnership's properties have been determined with a high degree of certainty. Therefore, it is uncertain when cash distributions will resume. As of the date hereof, the partnership anticipates that as a result of having received all settlement proceeds in respect of its construction defects litigation, the partnership's cash reserves, including restricted and unrestricted cash on hand prior to receipt of the settlement proceeds, will be sufficient to enable it to begin distributions to limited partners during 2002. However, there can be no assurances given as to when distributions will actually resume and the level at which any such distributions will be made. In addition, if repairs of the properties are not completed by December 2002, the partnership's lenders have the right to require the partnership to retain additional cash reserves, which could require further suspension of distributions to limited partners. If the merger is consummated, you will receive no further cash distributions from or with respect to the partnership (other than the merger consideration).

     o    Commencing with the tax year following the tax year in which the closing of a liquidation occurs, the limited partners would no longer need to include in their federal and state income tax returns the various items of income, loss, deduction and credit as previously reported on Schedule K-1s delivered by Prometheus Income Partners and would not incur income for tax purposes with respect to which they have received no cash distribution.

     Disadvantages of Liquidation. The general partner and the acquiring parties also considered the following disadvantages of liquidating Prometheus Income
Partners:

     o    Based on their experience as to the substantial discount real estate professionals impose in instances where substantial structural construction defects exist, the general partner and the acquiring parties believe that the presence of significant construction defects would cause the partnership and/or its properties to be sold at a price per unit substantially less than the merger consideration.

     o    There can be no assurance that Prometheus Development Co. would be able to sell Prometheus Income Partners' properties for prices that would result in a distribution

                                      -36-

          to the limited partners that is equal or greater than the
          consideration they would receive in the merger. Any distribution of proceeds from the sale of the properties would be subject to the prior satisfaction of the partnership's liabilities. These liabilities include repayment of existing mortgages on the partnership's properties which, as of December 31, 2001, would involve approximately
          $28.9 million, including prepayment penalties of approximately $3.4 million. Given the outstanding defects in these properties, there is no assurance that the price at which the properties could be sold would be sufficient to satisfy the partnership's liabilities.

     o    A potential purchaser could require the limited partners to place all or a substantial portion of the purchase price in escrow pending the repair of construction defects, and depending on the ultimate costs to repair these defects, might require some of the funds in escrow to be returned to the purchaser.

     o    So long as the existing construction defects remain, the existing loans would not be assumable by a buyer of the properties.

     o    Until the properties of Prometheus Income Partners are sold and the partnership is liquidated and terminated, limited partners would continue to receive Schedule K-1s from Prometheus Income Partners, and
          Prometheus Income Partners would continue to have SEC reporting obligations.

     o    Limited partners do not have any dissenters' rights or other rights of appraisal under the state law which governs Prometheus Income
          Partners, the partnership agreement of Prometheus Income Partners or otherwise in connection with a sale and liquidation. Therefore, dissenting limited partners would not have the right to have their units independently appraised if they disapprove of the liquidation.

     o    The limited partners would not be able to benefit from the alternatives to a liquidation. These alternatives include the merger, other possible acquisitions of units or the continuation of Prometheus
          Income Partners under its current ownership structure.

     o    No assurance can be given that a liquidation would be consummated.

     o    If a liquidation occurred, the limited partners would not receive any future distributions from operating cash flow of Prometheus Income
          Partners if and when reinstituted, the liquidation of the security accounts, upon a sale or refinancing of the properties owned by
          Prometheus Income Partners, or upon the dissolution of Prometheus
          Income Partners.

     Tender Offer

     Another alternative to the transaction considered by the general partner and the acquiring parties was to make a cash tender offer for the units. In a tender offer, those limited partners who tendered their units, and whose units were accepted for purchase, would realize most of the benefits the limited partners would receive in the merger.

                                      -37-

     The primary benefit the merger offers which is not offered by a tender offer is that, due to the legal structure of Prometheus Income Partners, as a practical matter PIP Partners would be restricted in the number of units it could acquire by way of tender offer. Importantly, if more than 50% of the units are transferred in any given year, Prometheus Income Partners would suffer adverse tax consequences as a result of a reassessment of its properties, estimated by the general partner to result in the payment of additional property taxes of approximately $188,000 annually and subject to further ordinary course annual adjustments. In addition, if PIP Partners held more than 50% of the units, it would essentially be unable under applicable law to purchase the balance of the units at a later date, and thus unable to provide the other limited partners with liquidity, unless it held more than 90% of the units.
Thus, PIP Partners might not be able to offer liquidity to all limited partners who desired liquidity. In addition, a discount would be applied to the price paid due to the costs inherent in continuing to have minority partners. Another significant benefit to the merger versus a tender offer is that following a tender offer Prometheus Income Partners might continue to be required to satisfy its current reporting obligations pursuant to SEC rules.

     The primary advantage to pursuing a tender offer versus the merger is that those limited partners who do not wish to tender their units are not required to do so. In the merger, if a majority of the units are voted in favor of the merger and the merger takes place, each limited partner other than PIP Partners will be entitled to receive the merger consideration for each unit each limited partner holds. In a tender offer, those limited partners not tendering their units would retain those units.

     The general partner also considered soliciting third party interest in making a tender offer for the units. However, for the reasons set forth above as to why the general partner and the acquiring parties believe the partnership's properties would be undervalued in a sale, they believe the units would be similarly undervalued in the price a third party would be willing to pay in a tender offer. This is particularly true because there would be no mechanism available in connection with a tender offer to escrow a part of the purchase price to cover contingent liabilities of the partnership.

     Continued Ownership of Prometheus Income Partners

     Benefits of continued ownership. Another alternative to the transaction considered by the general partner and the acquiring parties was to continue
Prometheus Income Partners in accordance with its existing business plan, with
Prometheus Income Partners continuing to be owned by the limited partners. This will be the result if Prometheus Income Partners does not participate in the merger. The general partner and the acquiring parties considered the primary benefits of continuing the business of Prometheus Income Partners to be as follows:

     o    Limited partners of Prometheus Income Partners would continue to have the right to receive distributions of net cash flow arising from operations and the sale or refinancing of Prometheus Income Partners'
          properties if and when Prometheus Development Co. determines that there were adequate reserves for contingent and other liabilities.

                                      -38-

     o    Continued ownership of Prometheus Income Partners by the limited partners affords the limited partners with the opportunity to participate in any future appreciation in the partnership's properties.

     o    As discussed above, the general partner believes that the presence of significant construction defects would cause the partnership and/or its properties to be sold at a disproportionate discount from their fair market value.

     o    The limited partners would participate in their pro rata share of net litigation recoveries in accordance with the partnership agreement and subject to the liabilities of the partnership.

     o    The limited partners would be able to benefit from potential future transactions involving the sale of the units. These alternatives include a future merger or tender offer at a higher price, although there can be no assurance that an opportunity with respect to future transactions would materialize.

     Disadvantages of Continued Ownership. The general partner and the acquiring parties also considered the relative disadvantages to the limited partners of continuing Prometheus Income Partners under its current business plan, as follows:

     o    The availability of future commercially reasonable opportunities to provide liquidity to the limited partners is highly speculative. While the general partner may from time to time consider various alternatives for limited partner liquidity, including a sale of the partnership's properties if and when commercially reasonable to do so, the limited partners will not have any assurance of when or if another liquidation transaction will occur until the expiration of the term of
          Prometheus Income Partners under its partnership agreement. The general partner would be under no obligation to seek a sale of the properties prior to the expiration of the partnership's term. While a sale of one or both properties could be effected well in advance of such date, the general partner is required to act in the best interests of the partnership in evaluating whether or not to pursue and consummate such sale based on circumstances that prevail from time to time.

     o    Continued ownership by the limited partners would fail to secure the benefits to the limited partners that are expected to result from the merger, including providing immediate liquidity to the limited partners of their investment. At present, there is no established public trading market for the units and liquidity opportunities generally are limited to sporadic private sales. To date, these sales are at a price far less than the merger consideration and typically involve only a very limited number of units.

     o    The limited partners would continue to own units and therefore would continue to be exposed to the risks inherent in the ownership of real property, such as fluctuations in occupancy rates, operating expenses and rental rates, which in turn may be affected by general and local economic conditions, the supply and demand for properties of the type owned by Prometheus Income Partners and federal and local laws and regulations affecting the ownership and operation of real estate. The financial results

                                      -39-

          of the partnership are materially dependent on occupancy rates and rental rates. Although the properties owned by the partnership had experienced positive rental growth and high occupancy for the last few years, there have been recent downturns in rental and occupancy rates for these properties and in the market in which they are located, and still exists a risk of further downturns in the future based on current economic conditions. For the years ended December 31, 2001,
          2000, and 1999, the average occupied rent obtained from leased units, and the average occupancy percentage were as follows:

                       Average Occupied Rental Rates
                       -----------------------------

                                   2001       2000         1999
                                   ----       ----         ----

            one bedroom units     $1,575     $1,641       $1,285
            two bedroom units     $1,931     $2,115       $1,567

                               Average Occupancy
                               -----------------

                                   2001       2000         1999
                                   ----       ----         ----

            Aldrewood               96%        98%          97%
            Timberleaf              95%        99%          97%

          For the quarter ended December 31, 2001, average occupancy rates for
          Alderwood and Timberleaf were 96% and 95%, respectively, representing in each case an increase of 2% over the prior quarter.

     o    As discussed above, the known and unknown construction defects will have to be repaired to maintain the continued viability of the partnership's properties as income producing assets. There can be no assurance that established reserves, together with the amounts recovered in settlement of litigation, will be sufficient to fund these repairs in a timely manner. If the partnership does not have sufficient cash to fund these repairs as required, the partnership would have to obtain additional capital resources to fund these repairs. This could result in substantial cost to the partnership or substantial dilution of the limited partnership's interests in the partnership. There is no assurance capital resources would be available to the partnership on commercially reasonable terms. If not, then the partnership would have to consider other alternatives, such as a sale of the properties at what the general partner believes to be substantially depressed prices. If the merger is consummated, the limited partners would no longer bear the risks of these
          uncertainties.

     o    Until the properties of Prometheus Income Partners are sold and the partnership is liquidated and terminated, limited partners would continue to receive Schedule K-1s from the partnership, and the partnership would continue to have SEC reporting obligations.

                                      -40-

     o    The limited partners would be forced to continue to pay taxes on partnership income which is not being distributed due to contractual and anticipated cash reserve requirements.

                                  THE MEETING

     Time, Date and Place

     This Proxy Statement is being furnished to limited partners of Prometheus
Income Partners in connection with the solicitation of proxies by and on behalf of Prometheus Development Co., as general partner of Prometheus Income Partners, for use at the meeting of limited partners to be held at 1:30 p.m., local time, on May __, 2002, at [location], and at any adjournments or postponements of the meeting.

     Matters to be Considered

     At the meeting, the limited partners will be asked to consider and vote on the merger proposal and the adjournment proposal and to consider any other matters as may properly come before the meeting. A vote for the merger proposal is not also a vote for the adjournment proposal. You must vote separately on each proposal.

     Approval of the merger proposal by the limited partners is a condition to
Prometheus Income Partners' participation in the merger.

     Approval of the adjournment proposal will permit the adjournment of the meeting to solicit additional proxies in the event that there are not sufficient votes at the time of the meeting to approve the merger proposal. The merger provides that Prometheus Development Co. will recommend the adjournment of the meeting for ten days if on the date of the meeting Prometheus Income Partners has not received duly executed proxies which, when added to the number of votes represented in person at the meeting by persons who at that time intend to vote for the merger proposal, will constitute a sufficient number of votes to approve the merger proposal. However, if limited partners holding greater than a majority of the outstanding units have indicated their intention to vote against, and have submitted duly executed proxies voting against, the merger proposal, the merger does not require Prometheus Development Co. to recommend adjournment of the meeting. Approval of the adjournment proposal by the limited partners is not a condition to Prometheus Income Partners' participation in the transaction.

     Other than the merger proposal and the adjournment proposal, Prometheus
Development Co. does not expect to ask the limited partners to vote on any other matters at the meeting. However, if matters other than the merger proposal and the adjournment proposal are properly brought before the meeting, or any adjournments or postponements of the meeting, the persons appointed as proxies will have discretion to vote or act on those matters according to their best judgment.

     Recommendations of the General Partner and the Acquiring Parties

     Prometheus Development Co., Prometheus Income Partners, PIP Partners, PIP
Acquisition, PromHill, The DNS Trust, Helen Diller and Sanford Diller,
considering, among

                                      -41-

other factors, the opportunity for the limited partners to achieve liquidity, have each determined, as discussed and for the reasons set forth above, that the merger is procedurally and substantively fair to Prometheus Income Partners and all of its limited partners who are unaffiliated with the acquiring parties.
Accordingly, these parties have approved the merger and the transactions contemplated by the merger, and each of these parties recommends that limited partners of Prometheus Income Partners vote for the merger proposal and for the adjournment proposal.

     Record Date; Voting Power

     Prometheus Development Co. has fixed the close of business on April __,
2002, as the record date for determination of the limited partners entitled to notice of and to vote at the meeting and any adjournment or postponement of the meeting. Only holders of record of units at the close of business on April __,
2002 are entitled to notice of and to vote at the meeting. As of the record date, there were 18,995 units in Prometheus Income Partners outstanding and held of record by ____ holders of record. Holders of record of units are entitled to one vote for each unit that they hold on the merger proposal, the adjournment proposal and any other matter that may properly come before the meeting.

     Quorum

     The necessary quorum for the transaction of business at the meeting is the presence in person or by proxy of limited partners holding a majority of the units in Prometheus Income Partners outstanding on the record date. For purposes of determining the presence of a quorum, proxies marked "ABSTAIN" will be counted by Prometheus Development Co. as present at the meeting.

     In the event that there are insufficient votes present at the meeting to constitute a quorum, and proxies and votes for the merger proposal represent fewer than 50% of the units, the units for which proxies have been received marked in favor of the adjournment proposal may be voted to adjourn the meeting to a later date. Notice of the adjourned meeting need not be given if the time and place of the adjourned meeting is announced at the meeting, the adjournment is for not more than forty-five days from the date of the original meeting and no new record date is set.

     Vote Required

     A vote for the merger proposal is not also a vote for the adjournment proposal. You must vote separately on each proposal. The affirmative vote of limited partners holding greater than 50% of the units outstanding on the record date is required to approve the merger proposal. The affirmative vote of limited partners holding more than 50% of the units present in person or by proxy at the meeting is required to approve the adjournment proposal.

     Limited partners are urged to complete, date, sign and promptly return the enclosed proxy. All properly executed proxies received by Prometheus Development
Co. prior to the meeting that are not revoked will be voted at the meeting in accordance with the instructions indicated on the proxies.

     If you mark "ABSTAIN" on your proxy and do not vote in person at the meeting, the effect will be the same as a vote against the merger proposal. If you fail to return your proxy and

                                      -42-

do not vote in person at the meeting, as a result of the agreement of PIP
Partners to vote as have the voting limited partners, the effect on the merger proposal will depend on how other limited partners vote. If you fail to return your proxy, your units will have no effect on the outcome of the adjournment proposal. If you mark "ABSTAIN" on your proxy and do not vote in person at the meeting, the effect will be the same as a vote against the adjournment proposal.
If you sign and return your proxy but do not give instructions on your proxy, your units will be voted for the merger proposal and for the adjournment proposal.

     Approval of the merger proposal by the limited partners is a condition to
Prometheus Income Partners' participation in the merger. Therefore, if we do not receive votes for the merger proposal from limited partners holding greater than
50% of the units, the merger proposal will not be approved and Prometheus Income
Partners will not participate in the merger.

     Approval of the adjournment proposal by the limited partners is not a condition to Prometheus Income Partners' participation in the transaction.
Approval of the adjournment proposal by the limited partners will permit the adjournment of the meeting to solicit additional proxies in the event that there are not sufficient votes at the time of the meeting to approve the merger proposal.

     Changing Your Vote

     You may revoke your proxy at any time before it is voted at the meeting (1)
by sending in a later dated, signed proxy, (2) by written notice of revocation to Prometheus Development Co. or (3) by attending the meeting and voting in person.

     Solicitation of Proxies

     Proxies are being solicited by and on behalf of Prometheus Development Co., as general partner of Prometheus Income Partners. In addition to solicitation by mail, Prometheus Development Co. and the officers and directors of Prometheus
Development Co., principally Mr. Murphy and Ms. Mullins, may solicit proxies by telephone, telegram or facsimile transmission. No additional compensation will be paid to these persons for these solicitation services. Prometheus Income
Partners will request that brokerage firms, fiduciaries and other custodians forward copies of this Proxy Statement and the enclosed form of proxy to the beneficial owners of units held of record by them, and Prometheus Income
Partners will reimburse those brokerage firms, fiduciaries and other custodians for their reasonable expenses incurred in forwarding this material. Prometheus
Income Partners has retained persons to aid it in the solicitation. Pursuant to a letter agreement dated June 20, 2001 between MacKenzie Partners, Inc. and
Prometheus Development Co., MacKenzie Partners agreed to distribute this Proxy
Statement to limited partners, provide information with respect to the merger to limited partners, and provide advisory services to Prometheus Development Co.
with respect to the merger. Prometheus Development Co. agreed to pay MacKenzie
Partners a fee of $9,500 plus out-of-pocket expenses incurred by MacKenzie in rendering these services.

     The matters to be considered at the meeting are of great importance to
Prometheus Income Partners and to the limited partners. Please read and carefully consider the information presented in this Proxy Statement and the other documents to which we have referred you and

                                      -43-

complete, date, sign and promptly return the enclosed proxy. Completed proxies should be returned as soon as possible. You may return your proxy as follows:

     by regular mail, in the enclosed postage-paid envelope, to:

         MacKenzie Partners, Inc.
         156 Fifth Avenue
         New York, NY  10010
         (800) 322-2885
         proxy@mackenziepartners.com

     or by fax to:

         (212) 929-0308

     List of Limited Partners

     Under the federal securities laws, a limited partner who is entitled to vote at the meeting may request in writing a list of the other limited partners entitled to vote at the meeting to enable the requesting limited partner to mail soliciting materials to the other limited partners. Alternatively, a limited partner of Prometheus Income Partners who is entitled to vote at the meeting may request that Prometheus Income Partners mail copies of any proxy statement, form of proxy or other soliciting material furnished by the requesting limited partner to the other limited partners. The requesting limited partner must reimburse Prometheus Income Partners for Prometheus Income Partners' reasonable expenses incurred in connection with performing these services. Any requests referred to in this paragraph should be made in writing to: Prometheus
Development Co., Inc., 350 Bridge Parkway, Redwood City, California 94065-1517.

     At the time of making the request, the requesting limited partner must, if its units are held through a nominee, provide Prometheus Income Partners with a statement from the nominee or other independent third party confirming the limited partner's beneficial ownership. In addition, the requesting limited partner must provide Prometheus Income Partners with an affidavit or similar document that:

     o    identifies the proposal that will be the subject of the limited partner's solicitation;

     o    states that the limited partner will not use the list for any purpose other than to solicit limited partners with respect to the same action for which Prometheus Income Partners is soliciting votes; and

     o    states that the limited partner will not disclose the information provided to it to any person other than a beneficial owner for whom the request was made and an employee or agent to the extent necessary to effectuate the communication or solicitation.

     Upon termination of any solicitation by the requesting limited partner, the requesting limited partner must return to Prometheus Income Partners, without keeping any copies, the information provided by Prometheus Income Partners and any information derived from that

                                      -44-

information. A limited partner is only entitled to the foregoing information with respect to Prometheus Income Partners.

     The partnership agreement of Prometheus Income Partners provides that a current list of limited partners is open to inspection, examination and copying by a limited partner of Prometheus Income Partners or that limited partner's duly authorized representative at all reasonable times.

                                   THE PARTIES

     Prometheus Income Partners

     Background

     Prometheus Income Partners, a California limited partnership, was formed on
April 15, 1985, under the California Revised Limited Partnership Act, for the
purpose of acquiring the Alderwood and Timberleaf properties. Prometheus
Development Co., Inc., a California corporation, is the general partner of
Prometheus Income Partners. The principal business of Prometheus Income Partners is to invest in, construct, hold, operate, and ultimately sell its properties.
The principal investment objectives of the partnership are to preserve and protect its capital, to obtain capital appreciation from the sale of its properties, and, beginning in 1987, to provide "tax sheltered" distributions of cash from operations due to the cost recovery and other non-cash tax deductions available to it.

     With the proceeds of two bank loans, an affiliate of Prometheus Development
Co. purchased the Timberleaf site from an unaffiliated third party in January
1985. With the proceeds of another bank loan, Prometheus Development Co. leased the Alderwood site from a local school district with a purchase option in April
1985. Ownership of Timberleaf and the interest under the Alderwood lease subsequently were transferred to the partnership.

     Beginning in February 1987 through December 1987, Prometheus Income
Partners offered and sold 19,000 limited partnership units for $19,000,000. The sale of these units was registered under the Securities Act of 1933, as amended, pursuant to a Registration Statement that was declared effective on February 12,
1987; the offering and sale of the units was completed in December 1987. The net proceeds of that offering, together with the proceeds of additional bank loans, were used to satisfy the construction loans with respect to the Alderwood and
Timberleaf properties and to exercise the purchase option for the Alderwood land site.

     Prometheus Income Partners is engaged solely in the business of real estate investment. The business of the partnership is not seasonal. The partnership does not engage in foreign operations or derive revenues from foreign sources.
Prometheus Income Partners has no employees, officers or directors. Prometheus
Real Estate Group, Inc., a California corporation, previously known as Prom
Management Group, Inc., a California corporation doing business as Maxim
Property Management, the majority of which is beneficially owned by Mr. Diller, employs all of the personnel for the operation of Prometheus Income Partners'
properties pursuant to a Management and Operating Agreement, dated as of October
1, 1992, by and between Prometheus Income Partners and Prometheus Real Estate
Group. The senior management personnel of Prometheus Real Estate Group also act in these capacities for certain

                                      -45-

other real estate partnerships in which Mr. Diller and other officers of
Prometheus Development Co. hold interests. Prometheus Real Estate Group receives various fees and reimbursement of various expenses from Prometheus Income
Partners under the Management and Operating Agreement.

     Prometheus Income Partner's investments in real property are affected by, and subject to, the general competitive conditions of the residential real estate rental market in the Santa Clara area. Its properties are located in an area that contains numerous other competitive residential rental properties. The income of the properties may be affected by various factors outside the partnership's control. For example, changes in the supply of rental properties, population shifts, the availability of mortgage funds or changes in zoning laws could affect apartment rental rates. It is also possible that some form of rent control may be legislated at the state or local level. Expenses of operating the properties, such as administrative and maintenance costs and real estate taxes, are subject to change due to inflation, supply factors or legislation. These increases in expenses may be offset by increases in rental rates, although these increases may be limited due to market conditions or other factors as discussed above. Certain expenses, such as debt service, are at fixed rates and are not affected by inflation. Prometheus Development Co. is unable to predict the effect, if any, of these events on the future operations of Prometheus Income
Partners. There is no assurance there will be a ready market for the sale of the properties or, if sold, that a sale could be made on favorable terms.

     Properties

     Prometheus Income Partners owns the two residential, income-producing properties, Alderwood and Timberleaf, both in Santa Clara, California. The City of Santa Clara, with a population of approximately 104,000, is the third largest city in Santa Clara County, commonly referred to as Silicon Valley, is approximately 47 miles south of San Francisco, encompasses 1,300 square miles and has a population of approximately 1.7 million people, making it the most populous of the nine counties in the greater San Francisco Bay Area.

     The Alderwood luxury garden apartment complex is located at 900 Pepper Tree
Lane in Santa Clara, California. Construction began in November 1985 and was fully completed by December 31, 1986. Lease-up activities began in November 1986 and continued through the third quarter of 1987. The complex contains 234 apartment units housed in 19 two-story buildings on a 9.4 acre site. Covered and uncovered parking for 468 cars is provided. The Timberleaf luxury garden apartment complex is located at 2147 Newhall Street in Santa Clara, California.
Construction began in November 1985 and was fully completed by December 31,
1986. The complex contains 124 apartment units housed in nine buildings of two or three stories on a five acre site. Covered and uncovered parking for 248 cars is provided.

     Alderwood and Timberleaf are encumbered by first mortgage liens, which secure promissory notes payable as of December 31, 2001 in the amount of
$16,488,000 and $9,060,000 respectively. The Notes bear interest at the rate of
6.99% per annum for Alderwood, and 7.09% per annum for Timberleaf, and mature in
2007. The Notes, if prepaid more than thirty (30) days from maturity, by their terms are subject to a prepayment penalty, which as of the date hereof would be approximately $3.4 million. The holder of the Notes has advised the

                                      -46-

partnership that it is not willing to reduce or waive the prepayment penalty in the event of any refinancing of the Notes.

     Construction Defects

     In June 1996, Prometheus Development Co. learned that the hardboard siding used at both Alderwood and Timberleaf was beginning to fail. That was the first indication of potential product failure at these properties, and the general partner commissioned a survey of the sites.

     On June 26, 1996, experts conducted the first visual inspection of
Alderwood with respect to the defects on behalf of Prometheus Income Partners.
Throughout 1997 and 1998, the partnership inspected and investigated Alderwood with respect to the construction defects, and in March and November 1998, various defendants inspected and investigated Alderwood as well. Similarly, on
July 11, 1996 experts conducted the first visual inspection of Timberleaf.
Additional investigations took place in 1997, 1998 and 2000.

     As of the dates of these inspections, moisture had accumulated in the walls of these projects through a combination of construction defects and endemic problems with the hardboard siding. Sufficient moisture over time causes rot and decay in the wood, framing and siding which necessitates repairs which, in some cases, are structural in nature. Rot and decay, which form inside the wall, are not visible, and until rot and decay have caused changes in the physical appearance of the exterior of the buildings, it is difficult to ascertain all the locations where rot and decay exist. On September 23, 1996, Prometheus
Income Partners filed two lawsuits (since settled) against the siding manufacturer, the general contractor, the subcontractors and the architects, one for each of its properties, regarding problems at the properties stemming from the hardboard siding. Each of these persons denied responsibility for the defects. In October 1997, a cross-claim was filed by one of the defendants in each of these lawsuits against the partnership seeking relief against other parties to the litigation if either filing party is found liable in the litigation. This cross claim was tendered to the partnership's insurance carrier, counsel for whom denied all allegations.

     As part of the inspections discussed above, certain structural issues caused by the defects in the hardboard siding were uncovered at Alderwood and
Timberleaf and were rebuilt as part of an immediate repair process. Prometheus
Development Co. subsequently determined that additional immediate repairs were necessary, which, with the exception of roof repairs noted below, have been completed. Prometheus Development Co. continues to monitor the condition of the properties to look for any other signs of rot and decay that would necessitate immediate attention and repair.

     In addition to the hardboard siding problems, in September 1999 routine roofing inspection uncovered failing roof substrate at dormer roof assemblies for Alderwood and Timberleaf. Prometheus Development Co. traced the cause of this roofing problem to inadequate venting of the roof space. Inadequate venting leads to condensation in roof areas. This has been sufficient to cause deflection and decay of the roof and its structural support, requiring replacement. Prometheus Development Co. has received design specifications for remedial roof repairs and has completed a prototype repair of four dormer roof assemblies. A bid based on the approved scope for additional dormer roof repair as recommended by our

                                      -47-

engineer is currently being reviewed and once fully negotiated will be executed.
These repairs will begin as soon as possible.

     All litigation regarding these defects has been settled. In total, from all
Alderwood and Timberleaf settlements, defendants agreed to pay the partnership an aggregate of $14.6 million. Of this amount, the partnership received a net amount of approximately $10.8 million after payment of attorney's fees, litigation costs and a litigation management fee of 3% of the gross settlement amount to an affiliate of the partnership's general partner.

     The terms of the mortgages on the properties require that a security account be maintained for each property to cover contingent liabilities with respect to defects in the properties' hardboard siding. These security accounts are additional collateral for the lender, and total, as of December 31, 2001, approximately $5,852,000. These security accounts must be maintained until such time as the partnership's lender has determined that these accounts contain sufficient cash to complete the repairs of the partnership's properties.

     The $4,533,000 of net settlement proceeds received relating to the
Timberleaf property in December 2001 plus interest accrued thereon totaled approximately $4,585,000 at December 31, 2001 and are being retained for use to pay siding related construction repair expenditures. The net settlement proceeds of $6,299,000 relating to the Alderwood property received on March 5, 2002 also are being so retained.

     In addition to the security accounts mandated under the partnerships'
financing arrangements, Prometheus Development Co. has determined that it is in the best interest of the partnership to continue building reserves for the potential cost of dealing with known and unknown construction defects. The partnership currently maintains an additional account totaling as of December
31, 2001 approximately $4,036,000, which is primarily intended to cover additional contingent liabilities related to the construction defects and other matters. Cash distributions will only resume when a determination has been made that the partnership has adequate cash reserves (including in the security accounts) to complete repairs of the construction defects in the partnership's properties. This determination can only be made when the costs to repair construction defects to the partnership's properties have been determined with a high degree of certainty. Therefore, it is uncertain when cash distributions will resume. As of the date hereof, the partnership anticipates that as a result of having received all settlement proceeds in respect of its construction defects litigation, the partnership's cash reserves, including restricted and unrestricted cash on hand prior to receipt of the settlement proceeds, will be sufficient to enable it to begin distributions to limited partners during 2002.
However, there can be no assurances given as to when distributions will actually resume and the level at which any such distributions will be made. In addition, if repairs of the properties are not completed by December 2002, the partnership's lenders have the right to require the partnership to retain additional cash reserves, which could require further suspension of distributions to limited partners. If the merger is consummated, you will receive no further cash distributions from or with respect to the partnership
(other than the merger consideration).

     The extent and magnitude of the construction defects continues to worsen with time. Prometheus Development Co. has begun making these repairs using the cash reserve funds currently held. As of December 31, 2001, Prometheus Income
Partners had spent approximately

                                      -48-

$3,457,000 on emergency and permanent repairs (principally dormer roof assemblies), together with out-of-pocket expenditures incurred prior to receipt of the settlement proceeds. This amount is not included in the partnership's current estimates of costs to repair construction defects.

     Recent Tender Offers

     The following are the sole tender offers that, to the best knowledge of
Prometheus Development Co., have been made for units.

     Beginning in 1996, competing tender offers were made for units. One tender offer from Prom Investment Partners commenced in December 1996. In response to that offer, PIP Partners made a similar offer, which commenced in January 1997.
An aggregate 2,750.5 units were tendered to and purchased by these bidders per unit - 1,430 to PIP Partners and 1,320.5 to Prom Investment Partners, or 7.5283%
and 6.9518% of the total outstanding units, respectively. Under the terms of the partnership agreement, the transfers were effective as of April 1, 1997. All units were purchased pursuant to these offers for $495 per unit.

     During 1998, Bond Purchase, LLC, a third party not affiliated with PIP
Partners, Prometheus Development Co. or Mr. Diller, made an unsuccessful offer to purchase units. The offer was for less than 5% of outstanding units and nominal legal costs were incurred by Prometheus Income Partners. On October 16,
1998 Bond Purchase, LLC cancelled its transfer request and no units were acquired by it.

     On June 27, 2000, Everest Properties II, LLC, a third party not affiliated with PIP Partners, Prometheus Development Co. or Mr. Diller, made a tender offer for up to 2% of the units, or 379 units, for $650 per unit. This tender expired by its terms on July 31, 2000. Under the terms of the partnership agreement,
Everest Properties II was admitted as a limited partner on October 1, 2000 and
January 1, 2001 with respect to 289 units and 15 units, respectively, that were tendered pursuant to this tender offer.

     On March 5, 2001, Everest Management, LLC, a third party not affiliated with PIP Partners, Prometheus Development Co. or Mr. Diller, but an affiliate of
Everest Properties II, made a tender offer for up to 1.6% of the units, or 300 units, for $800 per unit. This tender originally was set to expire by its terms on March 30, 2001 but subsequently was extended by Everest Management to April
20, 2001. Under the terms of the partnership agreement, Everest Management was admitted as a limited partner on July 1, 2001 as to 639.5 units acquired pursuant to this tender offer.

     On September 4, 2001, Equity Resource Lexington Fund, L.P. , a third party not affiliated with PIP Partners, Prometheus Development Co. or Mr. Diller, by
letter to the limited partners, made a tender offer to purchase up to 200 units at a price of $700 per unit. By its terms, this offer was set to expire on
October 4, 2001. By letter to the limited partners dated October 29, 2001 from
Equity Resource Lexington, the expiration of this tender offer was purportedly extended to November 29, 2001 as to an unspecified number of units. Under the terms of the partnership agreement, Equity Resource Lexington was admitted as a limited partner with an

                                      -49-

effective date of January 1, 2002 with respect to 492 units that were tendered pursuant to this tender offer.

     The Partnership Agreement of Prometheus Income Partners

     Pursuant to the partnership agreement of Prometheus Income Partners,
Prometheus Development Co. is the sole general partner of the partnership. All of the outstanding shares of the general partner are owned by The DNS Trust. Mr.
Sanford N. Diller and Mrs. Helen Diller are the sole trustees and beneficiaries of The DNS Trust. Mr. Diller is also President, Secretary and a director of the general partner. The DNS Trust is also the principal beneficial owner of PIP
Partners - General; thus, PIP Partners and the partnership are affiliates. The general partner has responsibility for all aspects of the partnership's operations. The partnership agreement of Prometheus Income Partners contains provisions relating to the rights and obligations of the general partner, the limited partners and the partnership, including without limitation, the financial arrangement between the general partner and the partnership.

     The partnership agreement provides, and, as parties thereto, the limited partners agree, that the general partner and its affiliates have the right to contract with or otherwise deal with the partnership subject in certain cases to the approval of the limited partners.

     Subject to certain limitations contained in the partnership agreement, the partnership is to distribute quarterly all distributable cash from operations as follows:

          (1) initially 100% to the limited partners until the limited partners have received a sum each year equal to a 10% simple annual rate of return on their investment;

          (2) after the receipt by the limited partners of this 10% return, 100%
     to the general partner until the general partner has received 5% of the aggregate cash distributed to the limited partners in that year; and

          (3) thereafter, 95% to the limited partners and 5% to the general partner.

     The partnership agreement provides that cash received from the sale or refinancing of the properties would be used or distributed to the extent funds are available as follows:

          (1) to the payment of current partnership obligations, liabilities and expenses;

          (2) to the setting up of reserves which the general partner may deem necessary for partnership debts or liabilities, whether payable or not yet payable, including any contingent or unforeseen liabilities or obligations;
     and

          (3) 100% to the limited partners until each limited partner has received an amount equal to:

               (a) the excess of a 10% annual simple rate of return on the limited partners' investment (plus an amount necessary to provide limited partners subscribing for units on or prior to June 1, 1987, an
          11% annual simple rate of return for calendar 1988 on invested capital) less the sum of all previous cash

                                      -50-

          distributions during the term of the partnership other than distributions of invested capital;

               (b) the limited partners' remaining invested capital; and

               (c) to the general partner a commission fee of up to 3% of the proceeds of a sale of a property (see below for a more complete explanation of this commission).

          (4) The balance: 85% to the limited partners, 15% to the general partner.

     However, distributions of net proceeds from a sale or refinancing arising from the termination of Prometheus Income Partners would be distributed first in proportion to, and to the extent of, the positive capital account balances of the limited partners and the general partner and then as set forth above.

     The commission the general partner is entitled to receive as set forth above is equal to the lesser of (a) 3% of gross sale price of the property and
(b) one-half of the competitive real estate brokerage commission which would be charged by unaffiliated parties rendering similar services. However, all real estate brokerage commissions or similar fees payable to all persons involved in the sale of a property may not exceed 6% of the sales price.

     The partnership agreement further provides for the allocation of the net profits and net losses among the general partner and the limited partners.

     If, immediately prior to the dissolution and termination of the partnership, the general partner's capital account has a deficit balance and the partnership's assets available for distribution upon dissolution and termination are insufficient to provide distributions to limited partners equal to their aggregate invested capital, the general partner shall be obligated to contribute to the partnership that amount of capital if any equal to the lesser of:

          o an amount sufficient to restore its capital account to zero and

          o 1.01% of the aggregate capital contributions of the limited partners, less any capital previously contributed by the general partner.

     If Prometheus Development Co. ceases to be the general partner of the partnership upon the occurrence of certain terminating events, including withdrawal, removal as a result of the majority vote of the limited partners, bankruptcy, reorganization or dissolution and termination of Prometheus
Development Co., then the partnership will, at its election, either

          o purchase Prometheus Development Co.'s interest; or

          o convert to that of a special limited partnership interest.

     Upon conversion of its interest to that of a special limited partner,
Prometheus Development Co. would retain the same rights to profits, losses, and distributions as before the terminating event and would be entitled to the voting rights accorded other limited partners. If

                                      -51-

Prometheus Development Co.'s interest is repurchased, it would receive from the partnership the then present value of its interest in the partnership, determined by agreement of Prometheus Development Co. and the partnership. If the parties cannot agree, the purchase price would be determined in accordance with the then current rules of the American Arbitration Association, with the expense of arbitration borne equally by the parties. If the termination of
Prometheus Development Co. was voluntary, the method of payment for its interest would be under a non-interest bearing unsecured, promissory note with principal payable from distributions which Prometheus Development Co. otherwise would have received under this Agreement if it had remained as general partner. If the termination is involuntary, the method of payment would be a promissory note bearing interest at the reference rate of the bank specified by Prometheus
Development Co., with equal payments of principal and interest over a term of five years.

     Prometheus Income Partners is permitted to engage in various transactions involving Prometheus Development Co. and its affiliates, as more fully described in the partnership agreement.

     The partnership agreement provides that Prometheus Income Partners will reimburse its general partner, or its affiliates for:

          o the actual cost to the general partner or its affiliates of goods and materials used for or by the partnership and obtained from entities which are not affiliated with the general partner;

          o expenses for specified administrative services;

          o other administrative services, provided that these services are necessary to the prudent operation of the partnership; and

          o funds advanced to the partnership by the general partner or its affiliates pursuant to the management agreement.

     However, no reimbursement for administrative services is permitted for services for which the general partner or its affiliates receive a separate fee, and the amount of these expenses may not exceed the lesser of:

          o the actual cost of these services; and

          o 90% of the amount which Prometheus Income Partners would be required to pay to independent third parties for comparable services.

     For 2000, 2001, and 2002 to date, Prometheus Development Co. or its affiliates, other than the management company (which was entitled to additional reimbursements under the partnership's management agreement), did not receive any reimbursement for direct or other administrative and out-of-pocket expenses.

     The partnership agreement exculpates the general partner, its officers, directors and affiliates from liabilities to Prometheus Income Partners and indemnifies the general partner, its officers, directors and affiliates against liability to third parties resulting from its or their acts or

                                      -52-

omissions, so long as the conduct was in the best interests of the partnership, except in the event these liabilities or losses resulted from misconduct or negligence (gross or ordinary). As a result of the exculpation and indemnification provisions, a limited partner may be entitled to a more limited right of action than he or she would otherwise have if these provisions were not included in the partnership agreement.

     For further information regarding the partnership agreement of Prometheus
Income Partners, review the partnership agreement of Prometheus Income Partners, filed as Appendix B hereto.

     Repurchase Rights

     Pursuant to the partnership agreement the general partner may allocate up to 10% of distributable cash from operations on an annual basis for the repurchase of units from limited partners. During its existence, the partnership may repurchase only up to 5% of the outstanding units, although the general partner may increase the percentage of units eligible for repurchase. The repurchase price is equal to 80% of the value of the units repurchased, as determined by the general partner, utilizing a sales/liquidation analysis that is based on independent appraisals. As noted elsewhere in this document, the general partner believes the current repurchase price as so calculated would be substantially below the merger consideration. Repurchases are required to be made on a first come, first served basis. On January 1, 1994, the partnership acquired five units from a limited partner pursuant to these repurchase rights at a price of $309 per unit. The valuation method used for this repurchase did not follow the provisions set forth in the partnership agreement. Instead, the partnership and the limited partner agreed to a valuation method which is used by real estate brokers in the area the properties were located, based upon an estimated market value of the properties, less debt prepayment penalties and a discount as provided in the partnership agreement

     Prometheus Income Partners made no repurchases under this Limited Liquidity
Plan during the years ended December 31, 2001, 2000, 1999, 1998 and 1997 and has made no repurchases thereunder to date in 2002. Prometheus Income Partners has not repurchased units because of the lack of availability of cash for such purpose after the establishment of the reserves described above.

     Financing

     Each of the properties is subject to a Loan Agreement, a Deed of Trust,
Security Agreement and Fixture Filing with Assignment of Rents and the Security
Agreement, Disbursements Agreement and Assignment of Agreements in connection with certain debt incurred by the partnership as part of the refinancing of the properties in 1997. Under these documents, the partnership has issued a non-recourse Note with respect to each property, secured by a first deed of trust. These Notes bear fixed interest of 6.99% for Alderwood, and 7.09% for
Timberleaf. The refinancing of these Notes on terms satisfactory to PIP Partners is a condition to the consummation of the merger.

     The terms of the Notes require, among other things, that the partnership maintain a security account with respect to each property. These security accounts are additional collateral

                                      -53-

for the lender. Cash held in these security accounts was $3,384,000 and
$2,468,000 for Alderwood and Timberleaf, respectively, as of December 31, 2001.
On an annual basis, for each property, the partnership is obligated to contribute an amount 10% of the current value of the security account to the security account . If the total cash flow for a property is less than the required contribution, Prometheus Income Partners may contribute an amount equal to the total cash flow, but will be obligated to continue to deposit all cash flow into the security accounts until the total deposits equals the required contribution.

     If the construction defects repairs are not completed by December 2002, or every two years thereafter, and insufficient cash has been accumulated to cure the defects based upon the lender's determination of the cost, then all cash flow shall be deposited into each applicable security account, as necessary, to fully fund the cost of construction. If the projected cash flow is insufficient to satisfy this deficiency contribution, then Prometheus Income Partners has 60 days to fund the shortage over the projected cash flow. No withdrawals are permitted from the security accounts except to cure the siding defects. The lender shall have the right to hire its own consultants to review, approve and inspect the construction. All reasonable fees and expenses incurred by the lender shall be paid by the partnership. Should construction not be completed by the completion date due to an act of force majeure, the completion date can be further extended to complete the construction work.

     The $4,533,000 of net settlement proceeds received relating to the
Timberleaf property in December 2001 plus interest accrued thereon totaled approximately $4,585,000 at December 31, 2001 and are being retained for use to pay siding related construction repair expenditures. The net settlement proceeds of $6,299,000 relating to the Alderwood property received on March 5, 2002 also are being so retained.

     Cash and cash equivalents not being held by the lender are comprised of cash invested in market rate, checking and investment accounts. Cash balances were approximately $4,036,000, $3,568,000, and $1,942,000 as of December 31,
2001, 2000 and 1999, respectively.

     Cash distributions will only resume when a determination has been made that the partnership has adequate cash reserves (including restricted cash) to complete repairs of the construction defects in the partnership's properties.
This determination can only be made when the costs to repair construction defects to the partnership's properties have been determined with a high degree of certainty. Therefore, it is uncertain when cash distributions will resume.
The reinstatement and level of future distributions, if and when reinstituted, will be dependent on several factors, including the degree of damage caused by the construction defects, determination of liability for potential costs and expenses of dealing with the construction defect problems, and continued
stabilized operations at the properties.

     As of the date hereof, the partnership anticipates that as a result of having received all settlement proceeds in respect of its construction defects litigation, the partnership's cash reserves, including restricted and unrestricted cash on hand prior to receipt of the settlement proceeds, will be sufficient to enable it to begin distributions to limited partners during 2002.
However, there can be no assurances given as to when distributions will actually resume and the level at which any such distributions will be made. In addition, if repairs of the properties are not completed by December 2002, the partnership's lenders have the right to require the

                                      -54-

partnership to retain additional cash reserves, which could require further suspension of distributions to limited partners. If the merger is consummated, you will receive no further cash distributions from or with respect to the partnership (other than the merger consideration).

     Restriction Under Loan Documents. Prometheus Income Partners agreed to maintain insurance for the properties, maintain the properties in good order, not to transfer the properties, not seek to change the zoning of the properties, and not to operate the properties as condominiums or cooperatives.

     With respect to transfers, the loan documents may limit mergers involving the partnership, unless the consent of the lender is obtained. A violation of these provisions may allow the lender thereunder to, among other things, accelerate the payment of all principal and interest and charge Prometheus
Income Partners as a prepayment penalty. If the consummation of the merger confers upon the lender the right to accelerate the loans and the loans are not refinanced, PIP Partners will seek to obtain the consent of the lender. If an acceptable agreement can be concluded, any fee incurred with respect to obtaining this consent will be paid by PIP Partners. However, Prometheus Income
Partners has not entered into any substantive discussions to date regarding such consent.

     Distributions

     Distributions to limited partners began with the quarter ending September
30, 1987. The limited partners collectively received aggregate distributions of distributable cash from Operations in 1995 of approximately $1,550,000 (or
$81.60 per unit) and approximately $375,000 in 1996 ($19.74 per unit). Cash distributions were suspended in 1996. No distributions were made for 1996, 1997,
1998, 1999, 2000 or 2001, or to date in 2002.

     Quarterly distributions have been suspended in order to continue building reserves for the potential cost of dealing with the construction defect problems. Had these reserves not been necessary, the general partner estimates that the distributions from 1996 through December 31, 2001 would have approximated an aggregate of $10,900,000, or $574 per limited partner unit. No accrual is made for the limited partners with respect to these amounts, and the limited partners are not entitled to a distribution on a deferred basis of these amounts. Any right to future distributions will be determined from time to time in accordance with the partnership agreement.

     At this time, the general partner cannot predict when distributions will resume; however, it is Prometheus Development Co.'s current intention to resume distributions as soon as reasonably possible and prudent. Cash distributions will only resume when a determination has been made that the partnership has adequate cash reserves (including restricted cash) to complete repairs of the construction defects in the partnership's properties. This determination can only be made when the costs to repair construction defects to the partnership's properties have been determined with a high degree of certainty. In addition, the security accounts must be maintained until such time as the partnership's lender has determined that these accounts contain sufficient cash to complete the repairs of the partnership's properties. The reinstatement and level of future distributions, if and when reinstituted, will be determined in accordance with the partnership agreement and will be dependent on several factors, including the degree of damage caused by

                                      -55-

construction defects, determination of liability for potential costs and expenses of dealing with the construction defects, and continued stabilized operations at the properties.

     As of the date hereof, the partnership anticipates that as a result of having received all settlement proceeds in respect of its construction defects litigation, the partnership's cash reserves, including restricted and unrestricted cash on hand prior to receipt of the settlement proceeds, will be sufficient to enable it to begin distributions to limited partners during 2002.
However, there can be no assurances given as to when distributions will actually resume and the level at which any such distributions will be made. In addition, if repairs of the properties are not completed by December 2002, the partnership's lenders have the right to require the partnership to retain additional cash reserves, which could require further suspension of distributions to limited partners. If the merger is consummated, you will receive no further cash distributions from or with respect to the partnership
(other than the merger consideration).

     Executive Officers

     Prometheus Income Partners has no directors or executive officers. For informational purposes only, the following are the names and additional information relating to controlling persons, directors, executives and senior management of Prometheus Development Co. After the merger, all of the persons who currently are officers and employees of Prometheus Development Co. will continue to be officers and employees of Prometheus Development Co.

     Sanford N. Diller. Age 73. President, Secretary and sole Director. Mr.
Diller supervises the acquisition, disposition and financial structuring of properties. Mr. Diller founded Prometheus Development Co., and effectively controls all of its outstanding stock. Mr. Diller received his undergraduate education at the University of California at Berkeley and his Doctor of
Jurisprudence from the University of San Francisco. He has been an attorney since 1953. Since the mid 1960's, he has been involved in the development and/or acquisition of more than 70 properties, totaling more than 13,000 residential units and over 2,000,000 square feet of office space.

     Vicki R. Mullins. Age 42. Vice President. Ms. Mullins' responsibilities include supervising all property operations, information systems and finance, as well as managing the disposition and financial structuring of properties. Ms.
Mullins came to Prometheus Development Co. in March 1994 from The Irvine Company where she spent seven years as Vice President of Finance and Accounting, and
Director of Internal Controls. Prior to the Irvine Company, she spent six years with Ernst & Young as an audit manager. Ms. Mullins is a Certified Public
Accountant and holds a B.S. degree in Accounting with honors from the University of Illinois.

     John J. Murphy. Age 39. Vice President. Mr. Murphy's responsibilities include managing all financial, accounting and reporting activities, and insurance. Mr. Murphy came to Prometheus Development Co. in January 1995 from
KPMG Peat Marwick where he spent seven years and was a Senior Manager. He is a
Certified Public Accountant and holds a B.S. degree in Accounting with honors from the University of San Francisco.

                                      -56-

     Helen Diller. Age 72. Trustee of The DNS Trust. Ms. Diller has not been employed for the past five years. She is not involved in the management of The
DNS Trust or any of the other entities described in this document.

     Prometheus Income Partners does not pay or employ directly any officers or directors. Compensation to executives and employees of Prometheus Development
Co. is not based on the operations of Prometheus Income Partners. Prometheus
Real Estate Group, the property manager of the partnership's properties, and its affiliates receive a management fee as compensation for services rendered and reimbursement of certain partnership expenses.

     During the last five years, none of the above has been convicted in a criminal proceeding excluding traffic violations or similar misdemeanors, nor have any of the above been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of this proceeding was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding any violation with respect to these laws. All of the above are U.S. citizens.

     Principal Unitholders

     Other than PIP Partners, which as of March 31, 2002 owns 18.2% of the outstanding units, no person of record owns or is known by the Registrant to directly own beneficially more than 5% of the outstanding units. 99% of the membership interests of PIP Partners are held by Sanford N. Diller and Helen P.
Diller as Trustees of The DNS Trust, and 1% of these interests are held by
Jaclyn B. Safier. Thus, through PIP Partners, Mr. Diller, Mrs. Diller and The
DNS Trust indirectly beneficially own these units.

     Prometheus Development Co. owns no units. However, Prometheus Development
Co., pursuant to the partnership agreement of Prometheus Income Partners, has discretionary control over most of the decisions made for Prometheus Income
Partners. In addition, Mr. Diller, the holder of 99% of the outstanding equity of Prometheus Development Co., beneficially holds 18.2% of the units through PIP
Partners, as described above, and is the sole executive officer of Prometheus
Development Co. who beneficially owns units.

     Following the merger, PIP Partners will own all of the units.

     Recent Transactions

     In 1994, a total of five units were repurchased by Prometheus Income
Partners from a limited partner unaffiliated with Prometheus Development Co.
pursuant to the repurchase program established under the partnership agreement and described above under the caption "Repurchase Rights" beginning on page 53.
Since 1994, Prometheus Income Partners has made no repurchases under this
Limited Liquidity Plan, principally due to the lack of availability of cash for such purpose after the establishment of the reserves described above.

     The current market for units is thin and illiquid. Prometheus Development
Co. is aware of three companies who quote prices for units, and through which a small number of units, usually less than 1% of issued and outstanding units, are traded each year. When the partnership is contacted by a limited partner regarding the possible sale of units, the partnership identifies

                                      -57-

these three companies, whom the partnership believes are brokers, to the limited partner and provides contact information. The partnership also indicates the interest of PIP Partners in acquiring units.

     PIP Partners acquired 7.5283% of the outstanding units in 1997. During
1998, 1999 and 2000, PIP Partners acquired 0.716%, 1.2371%, and 0.855% of outstanding units, respectively at prices ranging from $495 to $550 per unit. In
June 2000, PIP Partners purchased 1,487.5 units from Prom Investment Partners and two of its affiliates (Liquidity Fund Growth--Plus Partners, a California
limited partnership and Liquidity Fund Appreciation and Income Partners, a
California limited partnership), for $1,200 per unit. This purchase price was arrived at pursuant to arm's-length negotiations between PIP Partners and Prom
Investment Partners. PIP Partners is controlled by The DNS Trust, and Sanford and Helen Diller.

     On February 17, 2000, a limited partner unaffiliated with Prometheus
Development Co. contacted Prometheus Income Partners requesting information on how to dispose of its units. Prometheus Income Partners responded with an information letter describing the secondary market for units. On April 11, 2000, the limited partner initiated a transaction whereby it would sell 2.5 units to
PIP Partners at a price of $525 per unit. The transaction was confirmed and the funds were disbursed to the limited partner on May 1, 2000, and these units were transferred on July 1, 2000.

     Other than as described above and under the caption "Background - Reasons for the Merger" beginning on page 23, neither PIP Partners, Prometheus
Development Co. nor any party affiliated with either of them has made any effort to purchase or sell units or been willing to buy or sell units. However, PIP
Partners has contacted the three companies mentioned above and asked these companies to contact it when units become available for purchase.

     PIP Partners - General, LLC

     PIP Partners - General, LLC was formed in 1996 to make a tender offer for units as described above under the caption "Recent Tender Offers" on page 49.
The DNS Trust is also the sole shareholder of Prometheus Development Co. Since that time, PIP Partners has acquired additional units. PIP Partners conducts no other business. It is controlled by The DNS Trust and Sanford Diller, who also control Prometheus Development Co. The Manager of PIP Partners is PromHill,
Inc., a California corporation which is beneficially owned by The DNS Trust.
PromHill is solely in the business of acting as a manager of limited liability companies and a general partner of partnerships affiliated with the general partner. The DNS Trust beneficially owns 99% of the interests in PIP Partners.
The sole director of the Manager is Sanford N. Diller, who is also the
President, Secretary and the sole director of Prometheus Development Co. Vicki
R. Mullins and John J. Murphy are also executive officers of the Manager. The principal executive offices of PIP Partners - General are located at 350 Bridge
Parkway, Redwood City, California 94065-1517, telephone number 650-596-5393.

     PIP Acquisition

     PIP Acquisition, LLC is a newly formed California limited liability company which was organized by PIP Partners in connection with the transactions contemplated by the merger. PIP

                                      -58-

Acquisition is a nonsubstantive transitory merger vehicle that will be merged out of existence at the effective time of the merger. Accordingly, it is not expected to have significant assets or liabilities other than those arising under the merger or to engage in any activities other than those incident to its formation and the merger. PIP Acquisition is a wholly owned subsidiary of PIP
Partners. It is controlled by The DNS Trust and Sanford Diller, the same entities who control Prometheus Development Co. The principal executive offices of the PIP Acquisition are located at 350 Bridge Parkway, Redwood City,
California 94065-1517, telephone number 650-596-5393.

                                   THE MERGER

     Effects of the Merger on Prometheus Income Partners

     If the merger proposal is approved by the limited partners and Prometheus
Income Partners participates in the transaction, then the effects of the transaction with respect to Prometheus Income Partners will be as follows:

     o    Limited partners other than PIP Partners - General will receive the merger consideration of $1,714 in cash for each unit held by them. The current limited partners of Prometheus Income Partners other than PIP
          Partners will no longer have any interest in and will not be limited partners and, therefore, will not participate in Prometheus Income
          Partners' future earnings and potential growth.

     o    Prometheus Development Co. will own the general partner interest in
          Prometheus Income Partners and PIP Partners will own all of the outstanding units. Sanford Diller, Helen Diller and Jaclyn Safier will thus hold all of the equity of Prometheus Income Partners.

     o    Prometheus Development Co. intends to seek deregistration of the units under the Exchange Act, and, if deregistration is obtained, all SEC reporting obligations of Prometheus Income Partners will cease pursuant to Section 12(g)(4) and 15(d) of the Exchange Act, because the units will be held by fewer than 300 persons. No future transaction would be subject to Rule 13e-3 of the Exchange Act.

     o    Limited partners will receive final Schedule K-1s from Prometheus
          Income Partners after the closing of the transaction and thereafter will no longer receive Schedule K-1s from Prometheus Income Partners.

     o    PIP Partners intends to continue to retain all senior management of
          Prometheus Development Co. to continue to manage Prometheus Income
          Partners.

     No Dissenters' Rights

     If limited partners owning more than 50% of the units vote for the merger proposal, this approval will bind all limited partners. Limited partners do not have any dissenters' rights or other rights of appraisal, under the Act which governs Prometheus Income Partners, the partnership agreement of Prometheus
Income Partners or otherwise, in connection with the

                                      -59-

merger. Therefore, dissenting limited partners do not have the right to have an appraisal of Prometheus Income Partners to confirm the fair market value of their units if they disapprove of the action of the limited partners that voted for the merger proposal.

     Federal Income Tax Consequences

     The following summary is a general discussion of some of the federal income tax consequences that are relevant to limited partners. This summary is based on the Internal Revenue Code of 1986, as amended, applicable Treasury regulations under the Internal Revenue Code, administrative rulings, practice and procedures and judicial authority, all as effective as of the date of the transaction. All of the foregoing are subject to change or alternative construction with possible retroactive effect, and any change or alternative construction could affect the continuing accuracy of this summary. This summary does not discuss all aspects of federal income taxation that may be relevant to a particular limited partner in light of that limited partner's specific circumstances or to limited partners subject to special treatment under federal income tax laws, including except where otherwise noted, foreign persons, dealers in securities, banks, insurance companies and tax-exempt organizations. In addition, except as otherwise expressly indicated, this summary does not describe any aspect of state, local, foreign or other tax laws.

     Each limited partner should consult its tax advisor as to the particular tax consequences to that limited partner of the transaction.

     Taxable Gain or Loss

     In general, a limited partner will recognize gain or loss on the conversion of units into cash as a result of the merger. This gain or loss will be equal to the difference between the limited partner's "amount realized" from the merger and the limited partner's adjusted tax basis in the units converted. The "amount realized" will be the amount of the merger consideration ($1,714 per unit), plus the amount of Prometheus Income Partners' liabilities allocable to the units as determined under Section 752 of the Internal Revenue Code. In general, a limited partner's initial tax basis in its units equals its cash investment in
Prometheus Income Partners, increased by that limited partner's share of
Prometheus Income Partner's non-recourse liabilities at the time the units were acquired. Prometheus Development Co. is not in a position to determine the tax basis for each of the limited partners.

     A limited partner's initial basis is generally increased by:

     o    that limited partner's share of Partnership taxable income including its allocable share of taxable income for the year in which the merger occurs, and

     o    any increases in that limited partner's share of non-recourse liabilities of Prometheus Income Partners.

     A limited partner's initial basis is generally decreased (but not below zero) by:

     o    that limited partner's share of Partnership cash distributions,

                                      -60-

     o    any decreases in that limited partner's share of non-recourse liabilities of Prometheus Income Partners,

     o    that limited partner's share of losses of Prometheus Income Partners including an allocable share of tax loss for the year in which the merger occurs, and

     o    that limited partner's share of nondeductible expenditures of
          Prometheus Income Partners that are not chargeable to capital.

     If a limited partner's adjusted tax basis is less than its share of
Prometheus Income Partners' non-recourse liabilities, including the effect of net loss allocations and/or distributions exceeding the cost of its units, that limited partner's gain will exceed the cash proceeds it receives pursuant to the merger.

     Character of Gain or Loss

     Except as described below, the gain or loss recognized by a limited partner upon receipt of cash in the merger will generally be treated as a capital gain or loss if the units were held by the limited partner as a capital asset. This capital gain or loss will be treated as long-term capital gain or loss if the limited partner's holding period for the units exceeds one year.

     If any portion of the amount realized by a limited partner is attributable to "unrealized receivables," which includes recapture of certain depreciation deductions previously taken, or "inventory items," as defined in Section 751 of the Internal Revenue Code, then a portion of the limited partner's gain or loss may be ordinary rather than capital. In addition, a limited partner will be allocated its pro rata share of Prometheus Income Partners' taxable income or loss for the year in which the merger occurs, and therefore, will recognize ordinary income or loss in an amount equal to its allocable share of Prometheus
Income Partners' ordinary income or loss. As described above, this allocation by
Prometheus Income Partners to the limited partner for the year in which the merger occurs will affect the limited partner's tax basis in its units and, therefore, the taxation of the amount of that limited partner's taxable gain or loss upon the conversion of its units into cash in the merger.

     Passive Activity Losses

     Under Section 469 of the Internal Revenue Code, a non-corporate taxpayer or personal service corporation generally can deduct "passive activity losses" in any year only to the extent of the person's passive activity income for that year. Closely-held corporations may not offset these losses against so-called
"portfolio" income. Substantially all post-1986 losses of limited partners from
Prometheus Income Partners should be considered passive activity losses. limited partners may have "suspended" passive losses from Prometheus Income Partners
(i.e., post-1986 net taxable losses in excess of statutorily permitted
"phase-in" amounts which have not been used to offset income from other passive activities) which may be available to shelter gain from the receipt of cash in the merger in the manner described below.

     Limited partners that recognize a gain on the conversion of their units into cash in the merger will be entitled to use their current and "suspended"
passive activity losses (if any) from

                                      -61-

Prometheus Income Partners and other passive sources to offset that gain.
limited partners that recognize a loss on the conversion of their units into cash in the merger will be entitled to deduct that loss currently (subject to other applicable limitations) against the sum of their passive activity income from Prometheus Income Partners for that year (if any) plus any passive activity income from other sources for that year. The balance of any "suspended" losses from Prometheus Income Partners that were not otherwise utilized against passive activity income as described in the two preceding sentences will no longer be suspended and will therefore be deductible (subject to any other applicable limitations) by that limited partner against any other income of that limited partner for that year, regardless of the character of that income. Accordingly, limited partners should consult their tax advisors concerning whether, and the extent to which, they have available suspended passive activity losses from
Prometheus Income Partners or other investments that may be used to offset gain from the conversion of their units into cash in the merger.

     Information Reporting, Backup Withholding and FIRPTA

     A limited partner whose units are converted into cash in the merger must file an information statement with its federal income tax return for the year in which the merger occurs which provides the information specified in Treasury
Regulation Section 1.751-1(a)(3).

     Limited partners (other than tax-exempt persons, corporations and some foreign persons) may be subject to 31% backup withholding unless they provide a taxpayer identification number and certify that the taxpayer identification number is correct or properly certify that they are awaiting a taxpayer identification number. See the instructions to the letter of transmittal which will be sent to you after the merger is completed.

     Gain realized by a foreign limited partner on the conversion of units into cash in the merger will be subject to federal income tax under the Foreign
Investment in Real Property Tax Act of 1980 ("FIRPTA"). Under the FIRPTA
provisions of the Internal Revenue Code, the transferee of an interest held by a foreign person in a partnership which owns United States real property generally is required to deduct and withhold 10% of the amount realized on the disposition. Amounts withheld would be creditable against a foreign limited partner's federal income tax liability and, if in excess thereof, a refund could be obtained from the Internal Revenue Service by filing a United States income tax return. See the instructions to the letter of transmittal which will be sent to you after the merger is completed.

     Consequences to a Tax-Exempt Limited Partner

     Although certain entities are generally exempt from federal income taxation, these tax-exempt entities (including individual retirement accounts
(an "IRA")) are subject to federal income tax on any "unrelated business taxable income" ("UBTI"). UBTI generally includes, among other things, income (other than, in the case of property which is not "debt-financed property," interest, dividends, real property rents not dependent upon income or profits, and gain from disposition of non-inventory property) derived by certain trusts (including
IRAs) from a trade or business or by certain other tax-exempt organizations from a trade or business, the conduct of which is not substantially related to the exercise of the organization's charitable, educational or other exempt purpose and income to the extent derived from debt-financed

                                      -62-

property. Subject to certain exceptions, "debt-financed property" is generally any property which is held to produce income and with respect to which there is an "acquisition indebtedness" at any time during the taxable year. Acquisition indebtedness is generally indebtedness incurred by a tax-exempt entity directly or through a partnership:

          (a)  on acquiring or improving a property;

          (b)  before acquiring or improving a property if the indebtedness would not have been incurred but for this acquisition or
               improvement; or

          (c)  after acquiring or improving a property if the indebtedness would not have been incurred but for this PIP Partners - General or improvement and the incurrence of this indebtedness was
               reasonably foreseeable at the time of the PIP Partners - General or improvement.

     To the extent Prometheus Income Partners holds debt-financed property or inventory or other assets as a dealer, a tax-exempt limited partner (including an IRA) could realize UBTI on the conversion of a unit to cash. In addition, a tax-exempt limited partner will realize UBTI upon the conversion of a unit to cash, if the limited partner held its units as inventory or otherwise as dealer property, or acquired its units with acquisition indebtedness. However, any UBTI recognized by a tax-exempt limited partner as a result of a conversion of a unit to cash, in general, may be offset by the limited partner's net operating loss carryover (determined without taking into account any amount of income or deduction which is excluded in computing UBTI), subject to applicable limitations.

     Anticipated Accounting Treatment

     Prometheus Income Partners will account for the transaction under the
"purchase" method of accounting in accordance with generally accepted accounting principles.

     Regulatory Requirements

     Except for the filing of the certificate of merger with the Secretary of
State of the State of California pursuant to the Act, after the approval of the merger proposal and compliance with federal and state securities laws, neither
PIP Partners nor Prometheus Development Co. is aware of any material United
States federal or state or foreign governmental regulatory requirement necessary to be complied with or approval that must be obtained in connection with the transaction.

                              THE MERGER AGREEMENT

     This section of the Proxy Statement describes various aspects of the proposed transaction, including material provisions of the merger agreement. A copy of the Merger Agreement is attached to this Proxy Statement as Appendix A, and is incorporated in this Proxy Statement by reference. Limited partners are urged to read carefully the merger agreement in its entirety.

     Parties to the Merger

                                      -63-

     For a description of the parties to the transaction, the disclosure under the caption "Summary - Parties to the Transaction" beginning on page 9 hereto.

     Structure; Consideration

     The transaction is a statutory merger whereby PIP Acquisition, an affiliate of Prometheus Development Co. and wholly owned subsidiary of PIP Partners, will merge into Prometheus Income Partners.

     If the partnership participates in the transaction, you will become entitled to receive the Liquidation Value for each of your units, and you will no longer be a limited partner of Prometheus Income Partners. The current holder of the equity of PIP Acquisition, PIP Partners, who is an affiliate of
Prometheus Development Co., will hold all of the units. Member interests in PIP
Acquisition will be converted on a one-for-one basis into units.

     Calculation of Merger Consideration

     Upon consummation of the merger, each limited partner will be entitled to receive, in cash, $1,714 for each unit held by them. The following table sets forth as of December 31, 2001 the acquiring parties' calculation of the merger consideration:

     Appraised value                   $ 53,200,000
     Less 2% selling cost                (1,064,000)
                                       ------------
     Deemed net sales price              52,136,000

     Outstanding mortgage               (25,548,000)
     Estimated costs to repair                   --

     GP 1% disposition fee                 (532,000)
     Prepayment penalty                  (3,389,000)
                                       ------------
     Available proceeds                  22,667,000
     Restricted Cash                      5,852,000
     Unrestricted cash                    4,036,000
                                       ------------
     Amount available
         for distribution              $ 32,555,000
                                       ============

     Number of units outstanding:            18,995
                                       ============

     Amount available for
        distribution per unit:         $      1,714
                                       ============

     The above calculation applies (i) no credit for net litigation recoveries expected to be approximately $10.8 million, (ii) no reduction for anticipated costs to repair existing defects, which costs are estimated by the partnership as of the date hereof to be in excess of $12.5 million and could involve as much as $14 million or more and (iii) no reduction for any other liabilities of the partnership.

                                      -64-

     Closing of the Transaction

     The closing of the transaction will take place at a time and on a date which will be no later than twenty business days after the later of satisfaction or waiver of all conditions precedent to the closing of the transaction set forth in the merger, including the approval of the merger proposal. PIP
Acquisition shall be merged with and into Prometheus Income Partners. Prometheus
Income Partners shall succeed to all of the assets and liabilities of PIP
Acquisition.

     Consent of Lender

     PIP Partners - General will pay any and all fees with respect to obtaining consent to the transaction by Prometheus Income Partners' lender, if necessary, but does not anticipate any fees will be required.

     Payment of Merger Consideration

     Following the effective time of the merger, upon receipt by Prometheus
Development Co. of a letter of transmittal from a limited partner, the limited partner will be entitled to receive a check in an amount equal to the product obtained by multiplying the number of units held by that limited partner by
$1,714. Each holder of a unit shall cease to have any rights with respect thereto, except the right to receive the merger consideration.

     Expenses

     PIP Partners - General will pay all charges and expenses relating to the merger other than the fee to be paid by the partnership to Houlihan Lokey. These include an estimated $4,900 in SEC filing fees, $375,000 in legal fees, $15,000 in accounting fees, $20,000 in solicitation costs and fees, and $15,000 of printing costs. None of the payment agent, Prometheus Development Co., nor any of their respective affiliates will be liable to any limited partner for any merger consideration delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

     Representations and Warranties

     Prometheus Income Partners represented and warranted that:

     o Prometheus Income Partners is duly organized and existing as a limited partnership in good standing with full power and authority to conduct its business, and has the power and authority to execute and deliver this merger and consummate the transactions contemplated by that document, subject to the approval of the limited partners.

     o Other than potentially with respect to the partnership's financing arrangements, the execution, delivery and performance of the merger does not conflict with any mortgage, result in the creation of any lien, or otherwise adversely affect the rights or privileges of Prometheus Income Partners.

                                      -65-

     o Other than certain mortgages, taxes and liens not yet due and payable, covenants, conditions and restrictions of record, Prometheus Income Partners has good and marketable title to all of Prometheus Income Partners' assets free and clear of all liens.

     o Other than the construction defects litigation discussed in this document, Prometheus Income Partners is involved in no material litigation.

     o The opinion of its financial advisor as to the fairness of the merger consideration, from a financial point of view, to the limited partners not affiliated with PIP Partners has been obtained.

     PIP Acquisition and PIP Partners - General represented and warranted that:

     o Each of them is duly organized and existing as a limited liability company in good standing with full power and authority to conduct its business, and has the power and authority to execute and deliver the merger and consummate the transactions contemplated by that document.

     o PIP Partners has adequate funds available out of current resources to pay the $1,714 in cash for each unit to all holders of units (other than PIP
Partners - General). While as of the date of the merger agreement PIP Partners had such funds, at the time the merger is consummated, PIP Partners may need to have acquired additional financing to complete the merger. Please see the disclosure under the caption "Consideration and Financing" beginning on page 18.

     Certain Covenants

     Prometheus Income Partners agreed to hold a meeting of the limited partners at which the limited partners will have the opportunity to vote their units for or against the transactions contemplated by this Agreement. PIP Partners agreed to vote its units for or against the transactions contemplated by this Agreement in the same proportion as the total number of units voted by limited partners unaffiliated with PIP Partners.

     Conditions

     The obligations of PIP Acquisition, PIP Partners and Prometheus Income
Partners to effect the merger are subject to the fulfillment or waiver of the following conditions:

     o The existing mortgages on the partnership's properties shall have been refinanced on terms satisfactory to PIP General and PIP Acquisition.

     o No court or other governmental entity shall have issued an order that prohibits consummation of the merger, restricts the operations of Prometheus
Income Partners or PIP Partners which would result in a material adverse effect, or instituted any proceeding seeking any similar order.

     o All material approvals (if any) from governmental entities necessary for the consummation of the merger shall have been obtained.

                                      -66-

     o PIP Partners having obtained the financing necessary to pay the merger consideration.

     o The opinion of Houlihan Lokey shall not have been withdrawn.

     The obligations of Prometheus Income Partners are further subject to the condition (or waiver by Prometheus Income Partners) at or prior to the effective date of the merger that the representations and warranties of PIP Acquisition and PIP Partners shall be true and correct, and the merger shall have been approved by the limited partners. If a material condition to the merger is waived by the partnership, the general partner and the acquiring parties intend to resolicit the approval of the transaction by the limited partners. If a material condition to the merger is waived by the acquiring parties, the general partner and the acquiring parties do not intend to resolicit the approval of the transaction by the limited partners.

     The obligations of PIP Acquisition and PIP Partners are further subject to the conditions (or waiver by PIP Acquisition) at or prior to the effective date of the merger that the representations and warranties of Prometheus Income
Partners set forth in this document shall be true and correct at and as of the closing date, and the holders of the deeds of trust referred to in the merger consent to the merger on terms acceptable to PIP Partners, and there is no material adverse change in the assets, business, financial condition or prospects of Prometheus Income Partners.

     Termination

     The merger agreement may be terminated at any time prior to the effective date of the merger by the mutual written consent of Prometheus Income Partners and PIP Partners - General upon written notice given to the other party of a material breach of the Agreement if not cured within thirty (30) days, or by PIP
Partners or Prometheus Income Partners if the merger has not yet been consummated on or before June 30, 2002.

                           THE DECEMBER 2000 APPRAISAL

     The general partner engaged CB Richard Ellis, an independent appraiser
("Appraiser"), to appraise the real properties owned by the partnership as of
December 5, 2000.

     Experience of Appraiser. Since its founding, Appraiser has provided information, research, appraisal, and consulting services to clients throughout the United States, including major New York Stock Exchange firms and insurance companies and over seventy companies engaged in the management and operation of partnerships and real estate investment trusts. The activities of Appraiser include financial advisory services, asset and securities valuations, industry and company research and analysis, litigation support and expert witness services, and due diligence investigations in connection with both publicly registered and privately placed securities transactions.

2000 Portfolio Appraisal

                                      -67-

     Summary of Methodology. At the request of the general partner, Appraiser evaluated the real estate on a summary basis utilizing the sales comparison and income approach to valuation. Appraisers typically use up to three approaches in valuing real property:

     o    the cost approach;

     o    the income approach; and

     o    the sales comparison approach.

The type and age of a property, lease terms, market conditions and the quantity and quality of data affect the applicability of each approach in a specific appraisal situation.

     The value estimated by the cost approach incorporates separate estimates of the value of the unimproved site and the value of improvements, less observed physical wear and tear and functional or economic obsolescence. The income approach estimates a property's capacity to produce income through an analysis of the rental stream, operating expenses, net income and estimated residual value. Net income may then be processed into a value through either direct capitalization or discounted cash flow analysis, or a combination of these two methods. The sales comparison approach involves a comparative analysis of the subject property with other similar properties that have sold recently or that are currently offered for sale in the market.

     The cost approach was considered to be less reliable than the income approach given the primary criteria used by buyers of the type of property appraised in this appraisal.

     In conducting this appraisal, representatives of Appraiser reviewed and relied upon, without independent verification, certain information supplied by the property managers, general partner and the partnership, including, but not limited to: lease abstracts and information relating to the creditworthiness of residents; financial schedules of current lease rates, income, expenses, capital expenditures, reserve requirements, cash flow and related financial information;
property descriptive information and rent able square footage, information relating to the condition of each property, including any deferred maintenance, capital budgets, status of ongoing or newly planned property additions, reconfigurations, improvements and other factors affecting the physical condition of the property improvements; and information relating to renewal and purchase options.

     Representatives of Appraiser also performed site inspections of all of the properties. In the course of these site visits, the physical facilities of the properties were inspected and information on the local market, the subject property and the residents was gathered. Where necessary, information gathered during the site visits was supplemented by information provided by management, telephonic surveys and reviews of published information.

     In addition, Appraiser discussed with management of the properties, the condition of each property (including any deferred maintenance, renovations, reconfigurations and other factors affecting the physical condition of the improvements), competitive conditions in net lease property markets, resident credit trends affecting the properties, certain lease and financing terms, and historical and anticipated lease revenues and expenses. Appraiser also reviewed historical operating statements, and 2001 operating budgets for the Partnership and/or the properties.

                                      -68-

         Appraiser also reviewed the acquisition criteria and parameters used by real estate investors utilizing published information and information derived from interviews with buyers, owners and managers of similar leased properties.

     Sales Approach. The Sales Comparison Approach is a method of comparing the subject property to recent sales and/or listings of similar types of properties located near the subject or in competing areas. Each of these sales must be analyzed to establish the elements of similarity. The reliability of this technique depends on (1) the degree of similarity between the subject and the comparable properties; (2) the length of time since the comparable sales were consummated; (3) the accuracy of the date of the comparable sales; and (4) the absence of unusual conditions affecting the comparable sale or the subject property.

     Each comparable sale is adjusted and compared to the subject property giving due consideration to the following potential adjustments, each in accordance with valuation practices generally accepted in the real estate industry. These elements of adjustment considered in this appraisal consisted principally of:

     o    the nature of the real property rights conveyed;
     o    financing terms;
     o    conditions to the sale;
     o    prevailing market conditions;
     o    actual location; and
     o    physical characteristics.

Among these elements of comparison, conditions of sale reflect an adjustment if the sale is not an arms-length transaction or to account for special credits, concessions and similar distinguishing characteristics. Adjustments for financing terms involve conversion of the transaction price of the comparable sale into its cash equivalent or modification to reflect the financing of the subject property. Market conditions reflect an adjustment in the change in the prices paid for real property due to changes in the particular market over time.

     Within the subject area there were three properties that were determined to be appropriate comparable sales transactions. The following sets forth the actual value per unit for each of these properties and the indicated value per apartment unit in these properties as adjusted for the factors noted above:

                                             Unadjusted         Indicated Value
                                            Value Per Unit         Per Unit
                                            --------------         --------
Arios-Apartments, Cupertino CA                $230,846             $208,223
Villa De Anza, Cupertino CA                   $258,333             $214,416
Waterford Place Apartments, San Jose CA       $210,084             $194,118

     Based on the indicated value range, a price per unit near the middle of the range, as adjusted based on the factors described above, was deemed by the
Appraiser to be the most appropriate for the subject properties. This price was further adjusted to reflect deferred maintenance on Alderwood and Timberleaf in the aggregate amounts of $2,242,000 and $1,250,000, respectively. The deferred maintenance adjustment is an estimate of price reduction

                                      -69-

a buyer of a property would request due to maintenance issues noted during the due diligence and inspection period afforded buyers of real estate, but does not include any adjustment with respect to the cost (estimated or otherwise) to repair existing construction defects. Accordingly the following is a summary of the Sales Comparison Approach:

                     Value per unit      Total Value
                     --------------      -----------
Alderwood              $191,282          $44,760,000
Timberleaf             $191,532          $23,750,000

     The sales used in this analysis were considered by the Appraiser to be comparable to the subject, and the required adjustments for differences were based on the application of the types of adjustments described above, which were deemed by the Appraiser to be based upon reasonable and well-supported rationale.

     Income Approach. The Income Approach reflects the subject's income-producing capabilities. The Income Approach is based on the direct capitalization method, which is applied to determine the value of the simple interest in each property based upon the lease that encumbers the property. This approach is based on the assumption that value is created by the expectation of benefits to be derived in the future. The Income Approach is applicable to the subject properties leased in the open market. Market participants are currently analyzing properties based on their income generating capability. Therefore, the
Income Approach is considered to be a reasonable and substantiated value indicator and has been heavily weighted in the final value indicator and has been heavily weighted in the final value estimates by CB Richard Ellis, Inc. The value indicated by the income approach represents the amount an investor would probably pay for the expectation of receiving the net cash flow from the property during the subject lease term and the proceeds from the ultimate sale of the property.

     Direct capitalization is a method used to convert a single year's estimated stabilization net operating income into a value indicated utilizing an overall capitalization rate. The capitalization rate was determined based on three different techniques. The following table summarizes the results.

                                  Overall Capitalization Conclusion

Source
------
Comparable Sales                             8.50%
National Investor Survey                     8.50%
Market Participants                         8 to 9%

CB Richard Ellis, Inc. Estimate               8.5%

     The Income Approach calculates an indicated stabilized value by dividing the stabilized net operating income by the capitalization rate. The stabilized net operating income "Going-In Operating Income" is determined by taking the effective gross income less the estimated operating expenses and reserves for replacement. Effective gross income is determined by estimating market rates for the various apartment unit floor plans with similar units in

                                      -70-

comparable projects to arrive at the potential rental income for the subject.
The effective gross income will also consider loss to lease, vacancy, collection loss, and rent concession, if any. In estimating the operating expenses, the actual operating history has been analyzed, along with expense data from industry publications and comparable apartment properties. Reserves for replacement of physical assets that wear out or need replacement over time have been estimated based on discussion with knowledgeable market participants who indicate a range of $150 to $500 per unit for comparable properties. CB Richard
Ellis estimated $400 for the subject properties.

     The final industry standard adjustment to calculate value is an adjustment to the indicated stabilizing value for deferred maintenance. This adjustment was
$2,242,000 and $1,250,000 for Alderwood and Timberleaf, respectively.

                    Summary Of Appraisal Valuation Parameters

                                                  Alderwood         Timberleaf

Going-In Net Operating Income                     $4,055,350        $2,095,868
Capitalization Rate                                     8.5%              8.5%
Estimated Value less Deferred Maintenance        $45,500,000       $23,400,000

     Conclusion as to Value. Based on the valuation methodology described above,
Appraiser estimated the value of each of the properties as follows:

                                    Alderwood       Timberleaf          Total

Cost Approach                              N/A              N/A              N/A
Sales Comparison Approach          $44,760,000      $23,750,000      $68,510,000
Income Capitalization Approach     $45,500,000      $23,400,000      $68,900,000

Reconciled Value                   $45,500,000      $23,400,000      $68,900,000

     The Cost Approach typically results in a reliable value indication when there is evidence for an estimate of replacement cost and there is minimal depreciation contributing to a loss in value of the subject property. Because the partnership's properties have been materially depreciated, the reliability of the Cost Approach with respect to these properties was considered to be substantially diminished. Accordingly, Cost Approach analysis was not performed by the Appraiser.

     Ultimately, as between the Sales Comparison Approach and the Income
Capitalization Approach, the Appraiser determined that the Income Capitalization
Approach was the most reliable indicator of the value of the Alderwood and
Timberleaf properties. This conclusion was based principally on the fact that the subject properties are income-producing properties leased on a unit-by-unit basis in the open market. The Appraiser believed that the fact that the values derived through application of the Sales Approach did not differ materially from those derived by application of the Income Capitalization Approach further substantiated the reliance on the

                                      -71-

Income Capitalization Approach valuation method in determining the final appraised value of the subject properties.

     Based on the foregoing, the values of the subject properties were appraised as follows:

                     Location          Value Conclusion
                     --------          ----------------
                     Alderwood            $45,500,000
                    Timberleaf            $23,400,000

                          THE SEPTEMBER 2001 APPRAISAL

     The general partner also engaged CB Richard Ellis to appraise the real properties owned by the partnership as of September 17, 2001.

     2001 Portfolio Appraisal

     Summary of Methodology. At the request of the general partner, Appraiser evaluated the real estate on a summary basis utilizing the sales comparison and income approach to valuation. Appraisers typically use up to three approaches in valuing real property:

     o    the cost approach;

     o    the income approach; and

     o    the sales comparison approach.

The type and age of a property, lease terms, market conditions and the quantity and quality of data affect the applicability of each approach in a specific appraisal situation.

     The value estimated by the cost approach incorporates separate estimates of the value of the unimproved site and the value of improvements, less observed physical wear and tear and functional or economic obsolescence. The income approach estimates a property's capacity to produce income through an analysis of the rental stream, operating expenses, net income and estimated residual value. Net income may then be processed into a value through either direct capitalization or discounted cash flow analysis, or a combination of these two methods. The sales comparison approach involves a comparative analysis of the subject property with other similar properties that have sold recently or that are currently offered for sale in the market.

     The cost approach was considered to be less reliable than the income approach given the primary criteria used by buyers of the type of property appraised in this appraisal.

     In conducting this appraisal, representatives of Appraiser reviewed and relied upon, without independent verification, certain information supplied by the property managers, general partner and the partnership, including, but not limited to: lease abstracts and information relating

                                      -72-

to the creditworthiness of residents; financial schedules of current lease rates, income, expenses, capital expenditures, reserve requirements, cash flow and related financial information; property descriptive information and rent able square footage, information relating to the condition of each property, including any deferred maintenance, capital budgets, status of ongoing or newly planned property additions, reconfigurations, improvements and other factors affecting the physical condition of the property improvements; and information relating to renewal and purchase options.

     Representatives of Appraiser also performed site inspections of all of the properties. In the course of these site visits, the physical facilities of the properties were inspected and information on the local market, the subject property and the residents was gathered. Where necessary, information gathered during the site visits was supplemented by information provided by management, telephonic surveys and reviews of published information.

     In addition, Appraiser discussed with management of the properties, the condition of each property (including any deferred maintenance, renovations, reconfigurations and other factors affecting the physical condition of the improvements), competitive conditions in net lease property markets, resident credit trends affecting the properties, certain lease and financing terms, and historical and anticipated lease revenues and expenses. Appraiser also reviewed historical operating statements, and 2001 operating budgets for the partnership and/or the properties.

     Appraiser also reviewed the acquisition criteria and parameters used by real estate investors utilizing published information and information derived from interviews with buyers, owners and managers of similar leased properties.

     Sales Approach. The Sales Comparison Approach is a method of comparing the subject property to recent sales and/or listings of similar types of properties located near the subject or in competing areas. Each of these sales must be analyzed to establish the elements of similarity. The reliability of this technique depends on (1) the degree of similarity between the subject and the comparable properties; (2) the length of time since the comparable sales were consummated; (3) the accuracy of the date of the comparable sales; and (4) the absence of unusual conditions affecting the comparable sale or the subject property.

     Each comparable sale is adjusted and compared to the subject property giving due consideration to the following potential adjustments, each in accordance with valuation practices generally accepted in the real estate industry. These elements of adjustment considered in this appraisal consisted principally of:

     o    the nature of the real property rights conveyed;
     o    financing terms;
     o    conditions to the sale;
     o    prevailing market conditions;
     o    actual location; and
     o    physical characteristics.

                                      -73-

Among these elements of comparison, conditions of sale reflect an adjustment if the sale is not an arms-length transaction or to account for special credits, concessions and similar distinguishing characteristics. Adjustments for financing terms involve conversion of the transaction price of the comparable sale into its cash equivalent or modification to reflect the financing of the subject property. Market conditions reflect an adjustment in the change in the prices paid for real property due to changes in the particular market over time.

     Within the subject area there were five properties that were determined to be appropriate comparable sales transactions. The following sets forth the actual value per unit for each of these properties and the indicated value per apartment unit in these properties as adjusted for the factors noted above:

                                             Unadjusted       Indicated Value
                                            Value Per Unit        Per Unit
                                            --------------        --------
Arios-Apartments, Cupertino CA                $230,846            $160,900
Villa De Anza, Cupertino CA                   $258,333            $164,687
Waterford Place Apartments, San Jose CA       $210,084            $142,857
Stoneridge, Walnut Creek, CA                  $158,824            $158,824
Summit At Skyline, Pacifica, CA               $181,122            $180,669

     Based on the indicated value range, a price per unit near the middle of the range, as adjusted based on the factors described above, was deemed by the
Appraiser to be the most appropriate for the subject properties. This price was further adjusted to reflect deferred maintenance on Alderwood and Timberleaf in the aggregate amounts of $1,959,000 and $1,120,000, respectively. The deferred maintenance adjustment is an estimate of price reduction a buyer of a property would request due to maintenance issues noted during the due diligence and inspection period afforded buyers of real estate, but does not include any adjustment with respect to the cost (estimated or otherwise) to repair existing construction defects. Accordingly the following is a summary of the Sales
Comparison Approach:

                   Value per unit      Total Value
                   --------------      -----------
Alderwood             $154,017         $36,040,000
Timberleaf            $152,258         $18,880,000

     The sales used in this analysis were considered by the Appraiser to be comparable to the subject, and the required adjustments for differences were based on the application of the types of adjustments described above, which were deemed by the Appraiser to be based upon reasonable and well-supported rationale.

     Income Approach. The Income Approach reflects the subject's income-producing capabilities. The Income Approach is based on the direct capitalization method, which is applied to determine the value of the simple interest in each property based upon the lease that encumbers the property. This approach is based on the assumption that value is created by the expectation of benefits to be derived in the future. The Income Approach is applicable to the subject properties leased in the open market. Market participants are currently analyzing properties based on their income generating capability. Therefore, the
Income Approach is considered to be a reasonable and substantiated value indicator and has been heavily weighted in the final value indicator and has been heavily weighted in the final value estimates by CB

                                      -74-

Richard Ellis, Inc. The value indicated by the income approach represents the amount an investor would probably pay for the expectation of receiving the net cash flow from the property during the subject lease term and the proceeds from the ultimate sale of the property.

     Direct capitalization is a method used to convert a single year's estimated stabilization net operating income into a value indicated utilizing an overall capitalization rate. The capitalization rate was determined based on three different techniques. The following table summarizes the results.

                        Overall Capitalization Conclusion
Source
------
Comparable Sales                               7.50%
National Investor Survey                       8.00%
Market Participants                          7 to 8.0%

CB Richard Ellis, Inc. Estimate                 7.5%

     The Income Approach calculates an indicated stabilized value by dividing the stabilized net operating income by the capitalization rate. The stabilized net operating income "Going-In Operating Income" is determined by taking the effective gross income less the estimated operating expenses and reserves for replacement. Effective gross income is determined by estimating market rates for the various apartment unit floor plans with similar units in comparable projects to arrive at the potential rental income for the subject. The effective gross income will also consider loss to lease, vacancy, collection loss, and rent concession, if any. In estimating the operating expenses, the actual operating history has been analyzed, along with expense data from industry publications and comparable apartment properties. Reserves for replacement of physical assets that wear out or need replacement over time have been estimated based on discussion with knowledgeable market participants who indicate a range of $150 to $500 per unit for comparable properties. CB Richard Ellis estimated $400 for the subject properties.

     The final industry standard adjustment to calculate value is an adjustment to the indicated stabilizing value for deferred maintenance. This adjustment was
$1,959,000 and $1,120,000 for Alderwood and Timberleaf, respectively.

                   Summary Of Appraisal Valuation Parameters

                                                Alderwood         Timberleaf

Going-In Net Operating Income                    $2,844,000        $1,372,000
Capitalization Rate                                    7.5%              7.5%
Estimated Value less Deferred Maintenance       $37,921,000       $18,281,000

     Conclusion as to Value. Based on the valuation methodology described above,
Appraiser estimated the value of each of the properties as follows:

                                      -75-

                                   Alderwood       Timberleaf         Total

Cost Approach                             N/A              N/A              N/A
Sales Comparison Approach         $36,040,000      $18,880,000      $54,920,000
Income Capitalization Approach    $36,000,000      $17,200,000      $53,200,000

Reconciled Value                  $36,000,000      $17,200,000      $53,200,000

     The Cost Approach typically results in a reliable value indication when there is evidence for an estimate of replacement cost and there is minimal depreciation contributing to a loss in value of the subject property. Because the partnership's properties have been materially depreciated, the reliability of the Cost Approach with respect to these properties was considered to be substantially diminished. Accordingly, Cost Approach analysis was not performed by the Appraiser.

     Ultimately, as between the Sales Comparison Approach and the Income
Capitalization Approach, the Appraiser determined that the Income Capitalization
Approach was the most reliable indicator of the value of the Alderwood and
Timberleaf properties. This conclusion was based principally on the fact that the subject properties are income-producing properties leased on a unit-by-unit basis in the open market. The Appraiser believed that the fact that the values derived through application of the Sales Approach did not differ materially from those derived by application of the Income Capitalization Approach further substantiated the reliance on the Income Capitalization Approach valuation method in determining the final appraised value of the subject properties.

     Based on the foregoing, the values of the subject properties were appraised as follows:

                   Location             Value Conclusion
                   --------             ----------------
                   Alderwood               $36,000,000
                  Timberleaf               $17,200,000

Assumptions, Limitations and Qualifications of the 2000 and 2001 Portfolio
Appraisals

     Appraiser utilized certain assumptions to determine the appraised value of the properties. Principally, in addition to the assumptions described above, each appraisal assumes that the owner of the property has good and marketable title of the subject properties and that the subject properties are free from material defects and in good condition appropriate to their intended use as residential rental properties. Accordingly, the appraised values do not take into account the existing construction defects, the quantification of which the
Appraiser believes to the speculative and outside the scope of its expertise and the scope of applicable industry standards. The December 2000 and September 2001 appraisals do, however, account for approximately $3.5 million and $3.1 million, respectively, in deferred maintenance costs unrelated to the construction defects. See the respective appraisals for a complete description of the assumptions, limiting conditions and qualifications applicable to each appraisal.

                                      -76-

     Each appraisal represents Appraiser's opinion of the value of the portfolios of properties as of December 5, 2000 and September 17, 2001, respectively, in the context of the information available on such dates. Events occurring after the valuation date could affect the properties or the assumptions used in preparing the appraisals. Appraiser has no obligation to update the appraisals on the basis of subsequent events. In connection with the preparation of the appraisals, Appraiser was not engaged to, and consequently did not, prepare a written report or compendium of its analysis for internal or external use by the partnership beyond the analysis set forth in Appendices C-1 and C-2.

Selection, Compensation and Material Relationships.

     PIP Partners selected CB Richard Ellis, Inc. to appraise the partnership's properties because it is a nationally recognized real estate firm engaged in the appraisal of residential income properties and has substantial experience in transactions similar to the merger. PIP Partners believes that appraisals performed by CB Richard Ellis are widely accepted in the industry, including by real estate lenders, and that its pricing is competitive. The terms of the retention of CB Richard Ellis by PIP Partners were the product of arm's length negotiations. The fees paid to the Appraiser were fixed and not dependent in any respect on the outcome of either appraisal.

     The partnership paid Appraiser an aggregate fee of $6,000 for preparing the appraisal as of December 5, 2000 and an additional $6,000 for reperforming the appraisal as of September 17, 2001. In addition, Appraiser is entitled to reimbursement for reasonable legal, travel and out-of-pocket expenses incurred in preparing the appraisals, and is entitled to indemnification against certain liabilities, including certain liabilities under federal securities laws. The fees were negotiated between the general partner and Appraiser and payment thereof is not dependent upon completion of any transaction.

     CB Richard Ellis has, in the past, provided appraisal services to PIP
Partners - General, the partnership, the general partner and certain of their affiliates and may continue to do so, and has received, and may receive, customary fees for the rendering of these services. During the last two years, affiliates of PIP Partners paid to CB Richard Ellis approximately $166,000 consisting of approximately $38,000 in appraisal fees (for properties other than those of the partnership) and approximately $128,000 in leasing commissions as compensation for CB Richard Ellis obtaining tenants for various commercial properties. Other than the payment of these fees and commissions from time to time, CB Richard Ellis has no interest, as an equity holder or otherwise, in
Prometheus Income Partners, the acquiring parties or the merger

     CB Richard Ellis has, in the past, provided appraisal services to PIP
Partners - General, the partnership, the general partner and certain of their affiliates and may continue to do so, and has received, and may receive, customary fees for the rendering of these services.

                          OPINION OF FINANCIAL ADVISOR

     Prometheus Income Partners retained Houlihan Lokey Howard & Zukin Financial
Advisors, Inc. (Houlihan Lokey) to render an opinion on behalf of those limited partners not

                                      -77-

affiliated with PIP Partners (referred to below as the unaffiliated limited partners) as to the fairness, from a financial point of view, of the consideration to be received by them in connection with the merger.

     The general partner chose to retain Houlihan Lokey on behalf of the unaffiliated limited partners based upon Houlihan Lokey's experience in the valuation of businesses and their securities in connection with recapitalizations and similar transactions, especially with respect to real estate investment trusts and other real estate-related companies. The terms of the partnership's retention of Houlihan Lokey were the product of arm's length negotiation between the parties and the their respective representatives.
Houlihan Lokey is a nationally recognized investment banking firm that is engaged in providing financial advisory services and rendering fairness opinions in connection with mergers and acquisitions, leveraged buyouts, business and securities valuations for a variety of regulatory and planning purposes, recapitalizations, financial restructurings and private placements of debt and equity securities.

     On March 6, 2002, Houlihan Lokey delivered its verbal opinion to the general partner to the effect that, as of the date of such opinion, on the basis of its analysis and subject to the limitations described below, the consideration of $1,714 per limited partnership unit in cash to be received by the unaffiliated limited partners in connection with the merger is fair from a financial point of view. The Houlihan Lokey opinion does not address the underlying business decision to effect the merger; nor does it constitute a recommendation to any limited partner as to how they should vote at the partnership meeting with respect to the merger or any other proposal to be considered at that meeting. Houlihan Lokey has no obligation to update its opinion.

     The full text of Houlihan Lokey's written opinion dated as of March 6,
2002, which describes the assumptions made, general procedures followed, matters considered and limitations on the review undertaken by Houlihan Lokey in rendering its opinion, is attached as Appendix D to this proxy statement and is incorporated herein by reference. The Houlihan Lokey opinion is directed to the unaffiliated limited partners for their use in connection with their consideration of the merger proposal. While this brief summary of the Houlihan
Lokey opinion highlights what the partnership considers to be the information most important to you, the partnership urges you to read the entire opinion carefully in order to fully understand how Houlihan Lokey arrived at the conclusion in its opinion.

     As compensation to Houlihan Lokey for its services in connection with the merger, the partnership agreed to pay Houlihan Lokey an aggregate fee of
$175,000 in addition to Houlihan Lokey's expenses in connection therewith, with half of the $175,000 fee having been paid to Houlihan Lokey upon the signing of the retainer agreement, dated October 5, 2001, between Houlihan Lokey and the partnership, and the remainder of the fee to be paid promptly upon Houlihan
Lokey's delivery of its opinion. No portion of Houlihan Lokey's fee is contingent upon the successful completion of the merger, any other related transaction, or the conclusions reached in the Houlihan Lokey opinion. The partnership also agreed to indemnify Houlihan Lokey and related persons against certain liabilities, including liabilities under federal securities laws that arise out of the engagement of Houlihan Lokey, and to reimburse Houlihan Lokey for certain expenses. In the past two years Houlihan Lokey has not been engaged by Prometheus Income Partners, PIP Partners or any of the their respective affiliates, and

                                      -78-

currently there is no mutual understanding that Houlihan Lokey will provide financial advisory services to Prometheus Income Partners, PIP Partners or any of their respective affiliates in the future.

     Houlihan Lokey was not asked to opine as to Prometheus Income Partners'
underlying business decision to effect the merger. Houlihan Lokey did not, and was not requested by the partnership or any other person to, solicit third party indications of interest in acquiring all or any part of the partnership, its properties or other assets or the limited partnership units or to make any recommendations as to the form or amount of consideration in connection with the merger. Houlihan Lokey was not asked to opine and does not express any opinion as to:

     o    the tax consequences of the merger, including, but not limited to, tax or legal consequences to Prometheus Income Partners or any of its limited partners;

     o    the realizable value of limited partnership units or the prices at which the limited partnership units may trade in the future following the merger; or

     o    the fairness of any aspect of the merger or any other related transactions not expressly addressed in its fairness opinion.

Houlihan Lokey did not perform an independent appraisal of the assets of
Prometheus Income Partners. Houlihan Lokey did not negotiate the merger or advise Prometheus Income Partners, its general partner, or its limited partners with respect to possible alternatives to the merger.

     In arriving at its fairness opinion, among other things, Houlihan Lokey:

     1)   met and held other discussions with certain members of the senior management of the general partner during October 2001 and January 2002 to discuss the operations, financial condition, future prospects and projected operations and performance of the partnership;

     2)   visited the Alderwood and Timberleaf Apartment properties in Santa
          Clara, California on October 16, 2001;

     3)   reviewed the partnership's annual report on Form 10-K for the fiscal year ended December 31, 2000, its quarterly report on Form 10-Q for the quarter ended September 30, 2001, and the partnership's internally prepared, unaudited income statement and balance sheet for the quarter and year ended December 31, 2001; the quarterly report and quarterly/annual income statement and balance sheet having been identified by members of senior management of the general partner as including the partnership's most current financial statements;

     4)   reviewed a representation letter dated March 6, 2002, from the partnership as to the difference between (a) the general partner's estimate to correct the construction

                                      -79-

          defects to the properties described on pages 47 through 49 of this proxy statement and (b) the proceeds resulting from the settlement of the partnership's construction defects litigation;

     5)   reviewed the amount of cash restricted for the purpose of correcting the construction defects;

     6)   reviewed a draft of the preliminary proxy statement furnished to
          Houlihan Lokey on March 4, 2002;

     7)   reviewed the following appraisal reports::

          o    Appraisal of the properties dated September 17, 2001 prepared by
               CB Richard Ellis, Inc. (CB Richard Ellis); and

          o    Appraisal of the properties dated December 5, 2000 prepared by CB
               Richard Ellis;

     8)   reviewed a draft of the form of Agreement and Plan of Merger by and among Prometheus Income Partners, PIP Partners and PIP Acquisition
          furnished to Houlihan Lokey on February 25, 2002;

     9)   held discussions with a representative of CB Richard Ellis regarding the aforementioned appraisals in both October 2001 and January 2002;

     10)  reviewed certain other publicly available financial data for certain companies that Houlihan Lokey deemed comparable to the partnership;

     11)  reviewed copies of the following documents and agreements the general partner delivered to Houlihan Lokey:

          o    promissory notes and related agreements dated December 23, 1997, each between Prometheus Income Partners and the lender holding a mortgage on the partnership's properties; and

          o    Second Amended and Restated Limited Partnership Agreement of
               Prometheus Income Partners;

     12)  reviewed certain other documents related to Prometheus Income Partners that the general partner delivered to Houlihan Lokey; and

                                      -80-

     13)  conducted such other studies, analyses and inquiries that Houlihan
          Lokey deemed appropriate.

Analyses

     The following is a summary of the material financial analyses used by
Houlihan Lokey in connection with providing its opinion. This summary is qualified in its entirety by reference to the full text of such opinion, which is attached as Appendix D to this proxy statement. You are urged to read the full text of the Houlihan Lokey opinion carefully and in its entirety.

     In determining the estimated enterprise value of Prometheus Income
Partners, Houlihan Lokey considered the partnership's properties to be the primary assets of the partnership. Accordingly, Houlihan Lokey concluded that the value of these properties served as a reasonable proxy for the enterprise value of the partnership.

     In order to determine the estimated enterprise value of Prometheus Income
Partners, Houlihan Lokey primarily used the following methodologies:

     o    Appraised Value Approach,

     o    Market/Comparable Public Company Approach,

     o    Direct Capitalization Approach, and

     o    Discount to Net Asset Value Approach.

These analyses required studies of the overall real estate market in the greater
Santa Clara, California area, economic and industry conditions in the area in which Prometheus Income Partners operates, and consideration of the partnership's historical and anticipated future operating results.

     Appraised Value Approach. Houlihan Lokey reviewed CB Richard Ellis'
September 2001 appraisal, which concluded that, as of September 17, 2001, the appraised value of the partnership's properties was, in aggregate, approximately
$56.2 million of gross asset value and approximately $53.1 million (net of certain deferred maintenance). These properties are the most material assets of the partnership. Accordingly, Houlihan Lokey concluded that the appraised value of these properties served as a reasonable proxy for the enterprise value of the partnership. Given the change in the real estate market since CB Richard Ellis'
September 2001 appraisal, which resulted in lower real estate values in the area in which the properties are located, Houlihan Lokey calculated an enterprise value of the partnership under this approach in the range of 95% to 100% of the appraised value of the properties in CB Richard Ellis' September 2001 appraisal, or in the range of $53.4 million to $56.2 million.

     In connection with the Appraised Value Approach, Houlihan Lokey performed the following:

     o    reviewed CB Richard Ellis' September 2001 appraisal;

                                      -81-

     o    held discussions with CB Richard Ellis regarding its September 2001 appraisal and certain underlying assumptions and conclusions set forth in this appraisal, as well as changes in the real estate market since
          CB Richard Ellis' September 2001 appraisal;

     o    held discussions with senior management of the general partner to discuss CB Richard Ellis' September 2001 appraisal, as well as changes in the real estate market since CB Richard Ellis' September 2001 appraisal; and

     o    performed various analyses using publicly available information to independently corroborate the reasonableness of certain of the assumptions and conclusions set forth in CB Richard Ellis' September
          2001 appraisal and changes to the real estate market since CB Richard
          Ellis' September 2001 appraisal.

     Specifically, Houlihan Lokey reviewed the following assumptions and conclusions set forth in CB Richard Ellis' September 2001 appraisal report:

     o    estimated stabilized net operating income of approximately $4.2 million;

     o    the capitalization rate of 7.5 percent applied to net operating income; and

     o    the decline in appraised value between December 2000 and September
          2001.

     In addition, Houlihan Lokey considered any changes to the real estate market in which the partnership's properties are located since CB Richard Ellis'
September 2001 appraisal.

     In determining the reasonableness of the assumptions and conclusions detailed above, Houlihan Lokey considered the following:

     o    the historical operating results of the properties, including the most recent results for the month ended December 31, 2001;

     o    current market rental and occupancy rates for the partnership's properties;

     o    projected future lease expirations (or "rollover") of the
          partnership's properties;

     o    the general condition and estimated replacement costs of certain equipment and fixtures in the partnership's properties, and

     o    certain publicly-available market information regarding real estate properties similar in type and location to the partnership's properties.

     Market/Comparable Public Company Approach. Houlihan Lokey reviewed financial information of certain publicly traded companies that are comparable to Prometheus Income Partners. The comparable companies consisted of residential real estate investment trusts selected solely by Houlihan Lokey including:

                                      -82-

     o    AMLI Residential Properties Trust,
     o    Associated Estate Realty Corporation,
     o    BRE Properties, Inc.,
     o    Camden Property Trust,
     o    Mid-America Apartment Communities, Inc,
     o    Post Properties, Inc.,
     o    Summit Properties, Inc., and
     o    Town & Country Trust (collectively, the Comparables).

     In utilizing the market/public company approach, Houlihan Lokey considered those publicly owned companies with operations it deemed to be most similar to those of Prometheus Income Partners. However, no company used in the market/public company approach is identical to Prometheus Income Partners.

     Houlihan Lokey's search for such companies included reviews of various publicly-available records containing financial and operating information on actively traded public companies. In establishing the search parameters, four basic criteria had to be met:

     o    the company's operations had to consist primarily in the ownership and management of multi-family real estate properties,

     o    the company's common stock had to be outstanding in the hands of the public,

     o    the trading market of the company had to be relatively active to obtain true investor sentiment and

     o    the company had to make its financial information public.

     After reviewing numerous companies fitting the general criteria described above, Houlihan Lokey selected eight (8) companies considered to be most comparable to Prometheus Income Partners. In selecting these companies, consideration was given to various factors including, but not limited to, the size of the companies, including the number of properties operated, the geographic location of the properties and class/quality of the properties.

     Houlihan Lokey calculated certain financial ratios of the Comparables based on the most recent publicly available information. The analysis indicated, among other things, that the ratio (the Capitalization Rate) of net operating income
(NOI) to enterprise value exhibited by the Comparables ranged from (i) a low of
7.3% to a high of 9.8% based on the latest twelve months financial results, and
(ii) a low of 7.4% to a high of 8.8% based on the projected next fiscal year financial results.

     Houlihan Lokey derived enterprise value indications for Prometheus Income
Partners by applying selected Capitalization Rates, ranging from 8.5% to 10.5%, to estimates of the partnership's representative NOI, ranging from approximately
$3.6 million to $5.0 million.

                                      -83-

     In determining the appropriate Capitalization Rates, Houlihan Lokey considered the captalization rates of similar publicly-traded companies as well as other factors. Certain of this information is summarized below:

                                                                       Size /
                                  Capitaliza-      Dividend         Number of            Geographic          Class /
     Comparable Company            tion Rate        Yield          Properties            Emphasis            Quality
---------------------------- ----------------- --------------- ------------------ ---------------------- ---------------
     Amli Residential                7.6%             7.8%            75 Owned            Southeast,           Upscale
      Properties                                                                          Southwest,
                                                                    28,992 Units          Midwest and
                                                                                       Mountain Regions
---------------------------- ----------------- --------------- ------------------ ---------------------- ---------------
                                                                     129 Owned
     Associated Estate               9.8%             10.8%                               14 States              NA
     Realty                                                          77 Managed         across the US
---------------------------- ----------------- --------------- ------------------ ---------------------- ---------------
                                                                      72 Owned           California,
                                                                                        Utah, Arizona,
     BRE Properties                  7.3%             6.3%          20,267 Units           Oregon,
                                                                                        Washington and      High-Quality
                                                                     3 Managed             Colorado
---------------------------- ----------------- --------------- ------------------ ---------------------- ---------------
                                                                                          Southeast,
                                                                     147 Owned            Southwest,          Middle
     Camden Property Trust           8.8%             6.9%                               Midwest and          to Upper
                                                                    52,590 Units       Western Regions        Class
---------------------------- ----------------- --------------- ------------------ ---------------------- ---------------
                                                                     124 Owned                                Middle
     Mid-America Apartment           8.6%             8.8%                             Southeastern US        to Upper
     Communities                                                    33,778 Units          and Texas            Class
---------------------------- ----------------- --------------- ------------------ ---------------------- ---------------
                                                                      93 Owned
                                                                                         Southeastern
     Post Properties                 8.4%             9.3%          Over 33,000              and               Upscale
                                                                       Units           Southwestern US
---------------------------- ----------------- --------------- ------------------ ---------------------- ---------------
                                                                      64 Owned           Mid-Atlantic
     Summit Properties               8.2%             7.9%                              and Southeast            NA
                                                                    18,706 Units           Regions
---------------------------- ----------------- --------------- ------------------ ---------------------- ---------------
     Town & Country Trust            9.7%             8.0%            42 Owned           Mid-Atlantic          Upscale
                                                                                        and Southeast
                                                                    15,237 Units           Regions
---------------------------- ----------------- --------------- ------------------ ---------------------- ---------------

     The partnership's representative NOI was estimated based on discussion with members of senior management of the general partner, review of the partnership's historical financial results, consideration of current market trends, and review of CB Richard Ellis' September 2001 appraisal. Consideration was given to the level of current rents achieved by the properties, the expenses associated with operating the properties, and the general location and quality of the properties.

     Based on the calculations described above, Houlihan Lokey calculated indications of the range of enterprise values between $38.0 million and $59.3 million.

     Direct Capitalization Approach. Houlihan Lokey derived an indication of the enterprise value for Prometheus Income Partners by applying capitalization rates to estimates of the partnership's representative NOI. Houlihan Lokey utilized publicly available information regarding capitalization rates exhibited in transactions involving assets similar in type and location to the properties.
Such information was provided by Market Monitor, a publication that

                                      -84-

compiles pricing information for transactions involving real estate assets in major metropolitan areas, including San Jose, California.

     By applying selected capitalization rates of 8.0% to 8.5% to the estimated representative NOI of the properties, as discussed above, Houlihan Lokey calculated an enterprise value indication of the partnership to be in the range of $42.5 million to $63.0 million.

     Discount to Net Asset Value Approach. Houlihan Lokey also considered that the Comparables have enterprise values (measured as the total market value of equity plus preferred stock and debt) that reflect a discount (or premium) to their underlying net asset value. This discount (or premium) tends to reflect the difference between the value perceived by investors in owning assets directly on the one hand and the value of owning the securities issued by the
Comparables on the other hand. Houlihan Lokey derived an indication of enterprise value for Prometheus Income Partners by applying the range of discounts (or premiums) exhibited by the Comparables to the estimated net asset value of the partnership's properties. In applying this approach, Houlihan Lokey reviewed publicly available information which indicated that the Comparables currently tend to trade at a discount to net asset value. The median discount of the Comparables was -4%. The observed range of discounts and premiums was observed to be as low as -16% (discount to net asset value) and as high as +16%
(premium to net asset value). Houlihan Lokey then applied this range of observed discounts/premiums, to the value indicated in CB Richard Ellis' September 2001 appraisal, which Houlihan Lokey used as a proxy for net asset value. Based upon the selected range of discounts to net asset value, Houlihan Lokey calculated an indication of enterprise value for the partnership to be $47.3 million to $65.3 million.

     Enterprise Value Range Determination. Based on the analyses and factors described above, Houlihan Lokey determined the enterprise value of Prometheus
Income Partners to be reasonably stated in the range of $53.4 million to $56.2 million, which is consistent with the conclusions reached in CB Richard Ellis'
September 2001 appraisal and changes to the real estate market since that appraisal was prepared.

     Adjustments to Determine Amount Available For Distribution to Limited
Partners. After determining Prometheus Income Partners' range of enterprise values from $53.4 million to $56.2 million, Houlihan Lokey considered certain liabilities and other assets of Prometheus Income Partners and, therefore, made the following adjustments to determine the amounts available for distribution to the limited partners:

     o    estimated transaction expenses that would be associated with selling the properties (estimated to be approximately $1.07 to $1.12 million based upon a 2.0% sales commission, which, based upon various market studies such as Korpaz, Houlihan Lokey determined to be reasonable);

     o    current mortgage debt outstanding ($25.55 million);

     o    mortgage prepayment penalty to be paid by the partnership resulting from payment of the mortgage on the properties which is a condition to the completion of the merger ($3.39 million);

                                      -85-

     o    an estimated cost of $3.08 million resulting from the shortfall between a current estimate prepared by the partnership's management needed for repair of the construction defects ($13.9 million, consisting of direct repair costs and additional related items including rent concessions and lost rents) and proceeds relating to the settlement of litigation regarding such construction defects
          ($10.85 million) based on a representation from partnership management that it intends to correct the construction defects in a timely manner and, barring unforeseen circumstances, it anticipates that the costs to be incurred will be commensurate, in the aggregate, with its estimate; -

     o    certain disposition fees payable to the general partner as provided for in the Partnership Agreement ($0.53 to $0.56 million); and

     o    certain cash and cash equivalents at December 31, 2001 in the amount of $9.89 million (which excludes any monies received in connection with the settlement of the construction defects claim).

     These adjustments result in a range of net values from $29.66 to $32.38 million, or $1,561 to $1,705 per Partnership Unit. Houlihan Lokey noted that the general partner, in determining the price to offer the limited partners in connection with the merger, considered the CB Richard Ellis appraised value for the Partnership's properties and adjusted for the items set forth above as well as certain costs associated with deferred maintenance at the properties
(approximately $3.1 million). Though Houlihan Lokey considered such deferred maintenance expenses, based upon its due diligence Houlihan Lokey considered that there is uncertainty associated with the amount that will actually be paid by Prometheus Income Partners in connection with the deferred maintenance.
Houlihan Lokey also considered the net costs that are likely to result from the difference between the amount that the partnership will receive in settlement of the construction defects litigation and the actual cost to the partnership of correcting the construction defects. Such net costs amount to $3.1 million (as set forth in the aforementioned adjustments), which Houlihan Lokey believes the partnership will absorb in connection with repairing the construction defects.
As set forth above, based upon consideration of all of the aforementioned adjustments to enterprise value, Houlihan Lokey concluded that the proceeds available to the limited partners are in the range of $1,561 and $1,705 per unit.

CONCLUSION

     Based on the above analyses and consideration of the contemplated payment, in cash, of $1,714 per limited partnership unit, Houlihan Lokey determined that the consideration to be received by the limited partners (other than those affiliated with PIP Partners) in connection with the merger is fair to such limited partners, from a financial point of view.

     In arriving at its fairness opinion, Houlihan Lokey reviewed key economic and market indicators, including, but not limited to, growth in the U.S. Gross
Domestic Product, inflation rates, interest rates, consumer spending levels, manufacturing productivity levels, unemployment rates and general stock market performance. Houlihan Lokey's opinion is based on the business, economic, market and other conditions as they existed as of March 6, 2002. In rendering its

                                      -86-

opinion, Houlihan Lokey has relied upon and assumed, without independent verification, that the accuracy and completeness of the financial and other information provided orally or in writing to Houlihan Lokey by the general partner (including, but not limited to, the representation letter described above) were reasonably prepared and reflect the best currently available estimates of the financial results and condition of the partnership; and that no material changes have occurred in the information reviewed between the date the information was provided and the date of the Houlihan Lokey opinion. Houlihan
Lokey did not independently verify the accuracy or completeness of the information supplied to it with respect to the partnership (including, but not limited to, the representation letter described above) and does not assume responsibility for it. Houlihan Lokey did not make any independent appraisal of the properties or other assets of the partnership. Houlihan Lokey considered, but did not rely on, the appraisals of CB Richard Ellis in reaching its conclusion.

     The summary set forth above describes the material points of more detailed analyses performed by Houlihan Lokey in arriving at its fairness opinion. The preparation of a fairness opinion is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analysis and application of those methods to the particular circumstances and is therefore not readily susceptible to summary description.
In arriving at its opinion, Houlihan Lokey made qualitative judgments as to the significance and relevance of each analysis and factor. Accordingly, Houlihan
Lokey believes that its analyses and the summary set forth herein must be considered as a whole and that selecting portions of its analyses, without considering all analyses and factors, or portions of this summary, could create an incomplete and/or inaccurate view of the processes underlying the analyses set forth in Houlihan Lokey's fairness opinion. In its analysis, Houlihan Lokey made numerous assumptions with respect to the partnership, the merger, industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of the respective entities.
The estimates contained in such analyses are not necessarily indicative of actual values or predictive of future results or values, which may be more or less favorable than suggested by such analyses. Additionally, analyses relating to the value of businesses or securities of the partnership are not appraisals.
Accordingly, such analyses and estimates are inherently subject to substantial uncertainty.

                     ADDITIONAL INFORMATION CONCERNING UNITS

     As of April __, 2002, there were 18,995 units outstanding and _____ holders of record of those units.

     Except as described below, privately negotiated sales and sales through intermediaries currently are the only means available to a limited partner to liquidate an investment in units because the units are not listed or traded on any exchange or quoted on any NASDAQ list or system. High and low sales prices of units may be obtained through certain entities such as Partnership Profiles,
Inc., an independent, third-party source which reports this type of information;
however, the gross sales prices reported by Partnership Profiles, Inc. do not necessarily reflect the net sales proceeds received by sellers of units, which typically are reduced

                                      -87-

by commissions and other secondary market transaction costs to amounts less than the reported prices.

     The table below sets forth the high and low sales prices from April 1998 through March 2002 for all sales of units as reported to Prometheus Development
Co. on a quarterly basis (other than pursuant to the tender offers described above under the caption "Recent Tender Offers" and the purchase by PIP Partners in June 2000 of 1487.5 units from an unaffiliated party for $1,200 per unit):

                                                        Trading Prices
         Period                         Amount       High            Low
         ------                         ------       ----            ---
         1998     2nd Quarter         50 units       $495            $495
                  3rd Quarter         116 units      $505            $450
                  4th Quarter                  No Trades

         1999     1st Quarter         85 units       $601            $500
                  2nd Quarter         79 units       $503            $500
                  3rd Quarter         20 units       $530            $503
                  4th Quarter         131 units      $530            $530

         2000     1st Quarter         100 units      $550            $550
                  2nd Quarter         60 units       $525            $525
                  3rd Quarter                  No Trades
                  4th Quarter                  No Trades

         2001     1st Quarter                  No Trades
                  2nd Quarter         8 units        $561            $561
                  3rd Quarter                  No Trades
                  4th Quarter                  No Trades

         2002     1st Quarter         70 units       $628            $628

     The table below sets forth the number of units purchased and the prices paid by PIP Partners - General from April 1998 through March 2002 (other than pursuant to the tender offers described above under the caption "Recent Tender
Offers"):

         Period                         Amount   Trading Price
         ------                         ------   -------------
         1998     2nd Quarter         50 units       $495
                  3rd Quarter         96 units       $495
                  4th Quarter                  No Trades

         1999     1st Quarter         55 units       $503
                  2nd Quarter         29 units       $503
                  3rd Quarter         10 units       $503

                                      -88-

                  4th Quarter         131 units      $530

         2000     1st Quarter         100 units      $550
                  2nd Quarter         60 units       $525
                                      1487.5 units   $1,200*
                  3rd Quarter                  No Trades
                  4th Quarter                  No Trades

         2001    1st  Quarter                  No Trades
                 2nd Quarter                   No Trades
                 3rd  Quarter                  No Trades
                 4th Quarter                   No Trades

         2002    1st  Quarter                  No Trades

     *acquired in privately-negotiated purchase from an unaffiliated third party

     The units currently are registered under Section 12(g) of the Exchange Act, which means, among other things, that Prometheus Income Partners is required to file periodic reports with the Securities and Exchange Commission and to comply with the Commission's proxy rules. The parties expect that the consummation of the merger will cause the units to cease to be registered under Section 12(g)(4)
of the Exchange Act because the units will be held by fewer than 300 persons.

     Principal Holders of Units

     As of April __, 2002, PIP Partners - General held 18.2% of the outstanding units, or 3,451 units. 99% of the member interests of PIP Partners are held by
Sanford N. Diller and Helen P. Diller as Trustees of The DNS Trust, and 1% of
these interests are held by Jaclyn P. Safier, the Diller's daughter. No other units were beneficially held by Prometheus Development Co., Prometheus Income
Partners, PIP Partners, PIP Acquisition, or any officers, directors, employees and affiliates of Prometheus Development Co., Prometheus Income Partners, PIP
Partners or PIP Acquisition. No other person was known to Prometheus Development
Co. to own beneficially 5% or more of the outstanding units.

     Other than the past contacts, transactions and negotiations described in this Proxy Statement, no contacts, transactions or negotiations concerning a merger, consolidation, acquisition, tender offer or other acquisition of units, election of directors or sale or other transfer of a material amount of assets of Prometheus Income Partners which are known by Prometheus Income Partners to have been entered into or to have occurred in the past two years between any affiliates of Prometheus Income Partners or between Prometheus Income Partners or any of its affiliates and any person who is not affiliated with Prometheus
Income Partners and who would have a direct interest in those matters.

     Contracts, Arrangements and Understandings

                                      -89-

     Except for the merger agreement and the partnership agreement, none of
Prometheus Income Partners, Prometheus Development Co., PIP Acquisition or PIP
Partners - General or any of the named persons, has any arrangement, contract, relationship or understanding with any person with respect to any units, including any arrangement, contract, relationship or understanding concerning the transfer or the voting of any units, any joint venture, any loan or option arrangement, any put or call, any guarantee of a loan, any guarantee against loss, or any giving or withholding of any authorization, consent or proxy.

     Plans or Proposals

     Except as generally described in this Proxy Statement, none of Prometheus
Income Partners, Prometheus Development Co., PIP Partners - General, PIP
Acquisition, or any of the natural persons named in this document, has any plan or proposal regarding any action or transaction which is to occur after the transaction to which this Proxy Statement relates and which relates to or would result in any extraordinary corporate transaction involving Prometheus Income
Partners, any sale or transfer of a material amount of Prometheus Income
Partners' assets, any change in Prometheus Income Partners' management, any material change in Prometheus Income Partners' present distribution rate or policy or indebtedness or capitalization, or any other material change in
Prometheus Income Partners' structure or business.

CERTAIN FINANCIAL PROJECTIONS AND VALUATIONS OF THE PARTNERSHIP

     Prometheus Income Partners does not as a matter of course publicly disclose internal budgets, valuations, plans, estimates, forecasts or projections as to future revenues, earnings or other financial information. The projected financial data set forth below reflect information which was contained in projections prepared by Prometheus Development Co. These projections were based upon a variety of estimates and assumptions; the material ones are set forth below. The estimates and assumptions underlying the projections involved judgments with respect to, among other things, future economic, competitive, and financial market conditions and future business decisions which may not be realized and are inherently subject to significant business, economic and competitive uncertainties, all of which are difficult to predict and many of which are beyond the control of Prometheus Income Partners. While Prometheus
Development Co. believes these estimates and assumptions are reasonable, there can be no assurance that the projections will be accurate, and actual results may vary materially from those shown. In light of the uncertainties inherent in forward-looking information of any kind, the inclusion of these projections in this document should not be regarded as a representation by Prometheus Income
Partners, Prometheus Development Co. or any other person that the anticipated results will be achieved and limited partners are cautioned not to place undue reliance on this information.

     Historical and projected financial performance of the partnership are substantially dependent on occupancy rates and rental rates. In recent years
(including the most recently concluded fiscal year), the partnership's properties have had occupancy rates of approximately 99%. Since December 31,
2000, the partnership has experienced decreases in occupancy and rental rates in both of its properties. There can be no assurance that prior levels in these rates will reoccur, that current occupancy rates will be maintained or that growth rates will not decrease or increase in the future. In fact, occupancy rates have declined for Alderwood to 96% and for Timberleaf to 95% as of
December 31, 2001, although in each case these rates reflect an

                                      -90-

increase of approximately 2% over the occupancy rates for these properties at
September 30, 2001.

     Except as required by law, Prometheus Income Partners does not intend to update or otherwise revise any of the projections set forth below. The information set forth below should be read together with the information contained in Prometheus Income Partners' Annual Report on Form 10-K for the year ended December 31, 2001, which are being mailed with this Proxy Statement to all limited partners, and the other information included or incorporated by reference in this Proxy Statement.

     The financial information for 2001 and 2000 is provided for comparison purposes only. All numbers are in thousands of dollars, and are unaudited.

                                          2002 Estimate     2001         2000
                                          -------------     -----        -----
Total Revenues                               $ 7,129       $7,871       $7,247
Total Operating Expenses                       4,838        5,282        4,838
Provision for Estimated Repair Costs
in Excess of Net Settlement Proceeds              --        1,667           --
                                             -------       ------       ------
Net Income                                   $ 2,291       $  922       $2,409
                                             =======       ======       ======

Net Cash Flow                                $ 2,705       $1,064       $2,324
Beginning Cash (Including Restricted
Cash, but Excluding Net Settlement
Proceeds)                                      9,888        8,824        6,500
                                             -------       ------       ------
Ending Cash (Including Restricted
Cash, but Excluding Net Settlement
Proceeds)                                    $12,593       $9,888       $8,824
                                             =======       ======       ======

     While the general partner has not updated the foregoing estimates for fiscal 2002, based on operating results for the year ended December 31, 2001, actual total revenues, net income, net cash flow and ending cash for fiscal 2002 may be less than projected, and total operating expenses are may increase, principally due to decreased occupancy and rental rates and increased marketing costs attributable thereto. As of the date hereof, the general partner is unable to quantify any of these possible variations.

                         RELATED SECURITY HOLDER MATTERS

                                      -91-

     Because the merger may be considered a "going private" transaction,
Prometheus Income Partners, PIP Partners - General, PromHill, Inc., Prometheus
Development Co., Sanford N. Diller And Helen P. Diller as Trustees of The DNS
Trust, Helen P. Diller and Sanford N. Diller have filed a Schedule 13E-3 with the SEC with respect to the transaction. Therefore, each of them has been included as a filing person on this Schedule 13E-3. The Schedule 13E-3 requires the persons filing the Schedule 13E-3 to furnish certain additional information with respect to transactions of the filing persons involving Prometheus Income
Partners or the units.

                           FORWARD-LOOKING STATEMENTS

     This Proxy Statement and the documents incorporated by reference contain certain forward-looking statements regarding the operations and business of
Prometheus Income Partners. Statements in this document that are not historical facts are "forward-looking statements." These forward-looking statements include those relating to:

     o    Prometheus Income Partners' future business prospects;

     o    possible acquisitions; and

     o    projected revenues, working capital, liquidity, capital needs, interest costs and income.

     The words "estimate," "project," "intend," "expect" and similar expressions are intended to identify forward-looking statements. These forward-looking statements are found at various places throughout this Proxy Statement. Wherever they occur in this Proxy Statement or in other statements attributable to
Prometheus Income Partners, Prometheus Development Co., forward-looking statements are necessarily estimates reflecting best judgments. However, these statements still involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. This forward-looking statements should, therefore, be considered in light of various important factors, including those set forth in this Proxy
Statement and other factors set forth from time to time in Prometheus Income
Partners' reports and other information filed with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Prometheus Income Partners disclaims any intent or obligation to update forward-looking statements, except as required by law.
Moreover, Prometheus Income Partners, through senior management of Prometheus
Development Co. may from time to time make forward-looking statements about the matters described in this document or other matters concerning Prometheus Income
Partners.

     Prometheus Income Partners does not as a matter of course make available any projections, forecasts, internal budgets, plans or estimates as to future performance, revenues, earnings or other financial information, and the forecasts set forth above are included in this proxy statement only because the forecasts contained in projections prepared by Prometheus Development Co. prior to or in the course of the inception of or in the course of this transaction.
These forecasts were not prepared with a view to disclosure to any person or in compliance with Generally Accepted Accounting Principles or standards regarding projections and forecasts. These forecasts were prepared solely for internal use and are subjective in many respects and

                                      -92-

thus susceptible to various interpretations and periodic revision based on actual experience and business developments. The estimates and assumptions underlying the projections involved judgments with respect to, among other things, future economic, competitive, and financial market conditions, contingencies and future business decisions which may not be realized and are inherently subject to significant financial, market, business, economic and competitive uncertainties, all of which are difficult to predict and many of which are beyond the control of Prometheus Income Partners.

     While Prometheus Development Co. believes these estimates and assumptions are reasonable, there can be no assurance that the projections will be accurate, and actual results may vary materially from those shown. These projections were based upon a variety of estimates and assumptions, the material ones of which are set forth above. The forecast of 2002 performance was completed in October
2001. Due to the passage of time and changes in circumstances, including settlement of the then-pending litigation, many of the assumptions on which they were based may no longer be valid. It is expected that there will be differences between the actual and forecast results and that the actual results may be materially higher or lower than those projected. Inclusion of the foregoing forecasts should not be regarded as an indication that Prometheus Income
Partners, PIP Acquisition, Prometheus Development Co. or PIP Partners - General
considers it an accurate prediction of future events. In light of the uncertainties inherent in forward-looking information of any kind, the inclusion of these projections in this document should not be regarded as a representation by Prometheus Income Partners, Prometheus Development Co., PIP Acquisition or
PIP Partners - General or any other person that the anticipated results will be achieved and limited partners are cautioned not to place undue reliance on this information.

                            LIMITED PARTNER PROPOSALS

     If the merger of Prometheus Income Partners is consummated, there will be no limited partners of Prometheus Income Partners other than PIP Partners -
General. If the transaction is not consummated with respect to Prometheus Income
Partners, limited partners would continue to be entitled to participate in future meetings in accordance with the terms of the partnership agreement of
Prometheus Income Partners. Other than the meeting scheduled to consider and vote on the merger proposal, there are no meetings scheduled, and Prometheus
Development Co. cannot predict when, if ever, future meetings may be called.
Meetings may be called upon notice by Prometheus Development Co. to the limited partners or by notice to Prometheus Development Co. by limited partners holding at least 10% of the outstanding units. Any proposals by limited partners intended to be presented at a meeting must be received by Prometheus Income
Partners not less than 60 nor more than 90 days prior to this meeting, provided that, in the event that Prometheus Income Partners gives less than 10 days'
notice or prior public disclosure of the date of the meeting, notice must be received by Prometheus Income Partners no later than the close of business on the tenth day following this notice or prior public disclosure. For a limited partner to bring other business before a meeting, timely notice must be received by Prometheus Income Partners within the time limits described above. This notice must include a description of the proposed business, the reasons therefore, and other specific matters. In each case, the notice must be given to
Prometheus Income Partners at Prometheus Income Partners' principal address. Any limited partner desiring a copy of the partnership agreement of Prometheus
Income Partners will be furnished a copy without charge upon written request to
Prometheus Income Partners.

                                      -93-

                       WHERE YOU CAN FIND MORE INFORMATION

     As required by law, Prometheus Income Partners files reports, proxy statements and other information with the Commission. You can read and copy these materials at the public reference facilities maintained by the Commission at:

           Room 1024
           450 Fifth Street, N.W.
           Washington, D.C.  20549.

     For further information concerning the Commission's public reference rooms, you may call the Commission at 1-800-SEC-0330. Some of this information may also be accessed on the World Wide Web through the SEC's Internet address at
"http://www.sec.gov."

     Copies of the Schedule 13E-3 may be read and copied at the public reference facilities maintained by the Commission, which facilities are listed above, or may be accessed on the World Wide Web through the Commission's Internet address at "http://www.sec.gov." Copies of the Schedule 13E-3 and copies of the documents listed in above are also available for inspection and copying at the principal executive offices of Prometheus Income Partners during its regular business hours by any interested limited partner of Prometheus Income Partners or a representative of that limited partner who has been so designated in writing.

     You should rely only on the information contained in (or incorporated by reference into) this Proxy Statement in connection with your consideration of the merger proposal. Neither Prometheus Development Co. nor Prometheus Income
Partners has authorized anyone to give any information different from the information contained in (or incorporated by reference into) this Proxy
Statement. This Proxy Statement is dated April __, 2002. You should not assume that the information contained in this Proxy Statement is accurate as of any later date, and the mailing of this Proxy Statement to limited partners shall not create any implication to the contrary.

                                  ANNUAL REPORT

     Prometheus Income Partner's Annual Report on Form 10-K/A for the year ended
December 31, 2001 (not including exhibits to that report) is being mailed with this Proxy Statement to all limited partners.

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     The Commission allows us to "incorporate by reference" the information we file with them, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is an important part of this Proxy Statement. We incorporate by reference the documents listed below:

     o    Annual Report on Form 10-K/A for the year ended December 31, 2001, including the financial statements set forth in that document;

     o    Current Report on Form 8-K dated February 15, 2002.

                                      -94-

     We will mail these filings within one business day to any person, including any beneficial owner, to whom this Proxy Statement is delivered, at no cost, upon written or oral request to 350 Bridge Parkway, Redwood City, California
94065-1517.

     All documents filed by us with the SEC under section 13(a), 13(c), 14 or
15(d) of the Securities Exchange Act of 1934, as amended, after the date hereof and before the date of our meeting are incorporated by reference into and will be a part of this proxy statement from the date of filing of these documents.

                                  OTHER MATTERS

     Prometheus Income Partners does not know of any matter other than those described in this Proxy Statement that will be presented for action at the meeting. If other matters properly come before the meeting, the persons named as proxies intend to vote the units represented by those proxies in accordance with the judgment of Prometheus Development Co.

     Any copies of any written instructions, forms or other materials related to oral solicitations of proxies will be filed as exhibits to this document.

     Prometheus Development Co. has made no provision to grant limited partners unaffiliated with Prometheus Development Co. access to the corporate files of
Prometheus Development Co., nor to provide counsel to any unaffiliated limited partners at Prometheus Development Co.'s expense.

                                      -95-

                                   APPENDIX A

                          Agreement and Plan of Merger

                          AGREEMENT AND PLAN OF MERGER

            This Agreement and Plan of Merger (this "Agreement") is entered into as of March 6, 2002, by and among Prometheus Income Partners, a California limited partnership (the "Partnership"), PIP Partners - General, LLC, a
California limited liability company ("PIP General"), and PIP Acquisition, LLC, a California limited liability company and a wholly-owned subsidiary of PIP
General ("Acquisition").

            WHEREAS, the parties desire to merge Acquisition with and into the
Partnership (the "Merger") on the terms and conditions hereinafter set forth and in accordance with the provisions of Sections 15678.1-.9 of the California
Revised Uniform Limited Partnership Act, as amended (the "Act") and Sections
17550-17556 of the Beverly-Killea Limited Liability Company Act (the "LLC Act");
and

            WHEREAS, Acquisition has been formed for such purpose.

            NOW THEREFORE, BE IT RESOLVED, that in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                                    ARTICLE I
                                 TERMS OF MERGER

            Acquisition shall be merged with and into the Partnership in a statutory merger in accordance with the Act and the LLC Act on the terms and subject to the conditions set forth in this Agreement.

                                   ARTICLE II
                                EFFECT OF MERGER

            On the "Effective Date" (as defined below):

            (1) Acquisition shall be merged with and into the Partnership;

            (2) the Partnership shall possess all the rights, privileges, immunities and franchises of Acquisition, and all property, real, personal and mixed, and debts due on whatever account, and every other interest belonging to or due to Acquisition (including, but not limited to, liability for any fees or franchise taxes due and owing to the Secretary of State of California as of the
Effective Date) shall be deemed to be transferred to and vested in the
Partnership, without further act, deed or transfer;

            (3) the Partnership shall thenceforth be responsible for and subject to all of the debts, liabilities and obligations of Acquisition in the same manner as if the Partnership had itself incurred them;

            (4) any claim, existing action, or proceeding pending by or against
Acquisition may be prosecuted to judgment by the Partnership; and

            (5) neither the rights of creditors nor any liens upon the property of Acquisition shall be impaired by the Merger.

The "Effective Date" shall be the date following the satisfaction of the conditions set forth in Article VIII hereof on which a Certificate of Merger is filed with the Secretary of State of the State of California in accordance with the Act and the LLC Act, which date shall be not greater than twenty days following the approval of the Merger by the limited partners of the Partnership
(the "Limited Partners").

                                   ARTICLE III
                    MANNER AND BASIS OF CONVERTING INTERESTS

            As of the Effective Date, by virtue of the Merger and without any action on the part of any party hereto:

            (1) Each limited partner interest in the Partnership (each, a
"Unit") outstanding immediately prior to the Effective Date (other than any such
Unit held by PIP General) shall be converted into and shall become the right to receive cash (without interest thereon) in an amount equal to $1,714.00 (the
"Merger Consideration") upon surrender of a duly executed letter of transmittal by the holder of such Unit in form and substance reasonably satisfactory to PIP
General. As of the Effective Date, each such Unit shall no longer be outstanding and shall automatically be cancelled and retired and shall cease to exist, and the holder of such Unit shall cease to have any rights with respect thereto, except the right to receive the Merger Consideration.

            (2) As of the Effective Date, each member interest in Acquisition issued and outstanding as of the Effective Date shall be converted into one newly-issued Unit.

                                   ARTICLE IV
                       CHARTER DOCUMENTS; GENERAL PARTNER

            (1) The Certificate of Limited Partnership and Second Amended and
Restated Limited Partnership Agreement of the Partnership dated October 1, 1992
(the "Partnership Agreement"), each as in effect on the Effective Date, shall be the charter documents of the Partnership until duly amended or changed in accordance with the Partnership Agreement and the Act.

                                       2

            (2) Subject to and in accordance with the Partnership Agreement,
Prometheus Development Co., Inc. will continue as the general partner of the
Partnership.

                                    ARTICLE V
                   PARTNERSHIP REPRESENTATIONS AND WARRANTIES

            The Partnership hereby represents and warrants that:

            (1) The Partnership has been duly organized and is existing as a limited partnership in good standing under the laws of the State of California with full power and authority to own and lease its properties and to conduct its business as currently conducted.

            (2) The Partnership has the power and authority to execute and deliver this Agreement, to consummate the transactions contemplated hereby and to perform its obligations under this Agreement. The execution and delivery by it of this Agreement, and the consummation of the transactions contemplated hereby, have been duly authorized by all necessary action by the Partnership other than the approval of Limited Partners holding at least 50% of the issued and outstanding Units. This Agreement (assuming the due authorization, execution and delivery hereof by the other parties hereto) constitutes the legal, valid and binding obligation of the Partnership, enforceable against it in accordance with the terms hereof.

            (3) Other than as follows, the execution, delivery and performance of this Agreement and the consummation of the transactions will not (i) conflict with or result in a breach or violation of any terms or provision of, or constitute a default under (with or without notice or passage of time, or both), or otherwise give any person a basis for accelerated or increased rights or termination or nonperformance under, any indenture, mortgage, deed of trust, loan or credit agreement, lease, license or other agreement or instrument to which the Partnership is a party or by which the Partnership or its assets is bound or affected, (ii) result in the violation of the provisions of the formation documents of the Partnership or any legal requirement applicable to or binding upon the Partnership, (iii) result in the creation or imposition of any lien upon any property or asset of the Partnership, (iv) require the consent of any person to the transactions contemplated hereby that has not heretofore been obtained other than the consent of the Limited Partners and of The Prudential
Insurance Company of America or (v) otherwise adversely affect the contractual or other legal rights or privileges of the Partnership:

                (a) Deed of Trust, Security Agreement and Fixture Filing with
            Assignment of Rents and Proceeds dated as of December 23, 1997, with respect to Alderwood; and

                                       3

                (b) Deed of Trust, Security Agreement and Fixture Filing with
            Assignment of Rents and Proceeds dated as of December 23, 1997, with respect to Timberleaf.

            (4) Other than as follows, or as otherwise disclosed in this
Agreement as of the date of this Agreement, the Partnership has good and marketable title to all of the Partnership's assets free and clear of all liens:

                Mortgages and liens not yet due and payable, convenants,
                conditions and restrictions of record

            (5) Other than the hardboard siding litigation discussed in the
Partnership's Quarterly Report on Form 10-Q for the period ended September 30,
2001, as of the date of this Agreement, neither the Partnership nor its assets is involved in material litigation.

            (6) The Partnership has received the opinion (the "Opinion") of
Houlihan Lokey Howard & Zukin that the Merger Consideration is fair, from a financial point of view, to the Limited Partners other than PIP General and its affiliates.

                                   ARTICLE VI
                                 VOTING OF UNITS

            (1) The Partnership hereby covenants and represents that as promptly as practicable following the date hereof it shall hold a meeting (the "Meeting")
of the Limited Partners at which the Limited Partners will have the opportunity to vote their Units for or against the transactions contemplated by this
Agreement.

            (2) At the Meeting, PIP General hereby covenants and represents that it shall vote its Units for or against the transactions contemplated by this
Agreement in the same proportion as the total number of Units voted by Limited
Partners unaffiliated with PIP General or the General Partner.

            (3) The Partnership shall use reasonable commercial efforts to obtain the approval of the Merger by the Limited Partners at the Meeting.

                                   ARTICLE VII
           PIP GENERAL AND ACQUISITION REPRESENTATIONS AND WARRANTIES

            Each of PIP General and Acquisition hereby represents and warrants that:

            (1) Such party has been duly organized and is existing as a limited liability company in good standing under the State of California with full power
and

                                       4

authority to own and lease its properties and to conduct its business as currently conducted.

            (2) Such party has the power and authority to execute and deliver this Agreement, to consummate the transactions contemplated hereby and to perform its obligations under this Agreement. The execution and delivery by such party of this Agreement, and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary limited liability company action. This Agreement (assuming the due authorization, execution and delivery hereof by the other parties hereto) constitutes the legal, valid and binding obligation of such party, enforceable against it in accordance with the terms hereof.

            (3) Such party's execution, delivery and performance of this
Agreement and the consummation by it of the transactions contemplated hereby will not (i) conflict with or result in a breach or violation of any terms or provision of, or constitute a default under (with or without notice or passage of time, or both), or otherwise give any person a basis for accelerated or increased rights or termination or nonperformance under, any indenture, mortgage, deed of trust, loan or credit agreement, lease, license or other agreement or instrument to which such party is a party or by which it or its assets is bound or affected, (ii) result in the violation of the provisions of the formation documents of such party or any legal requirement applicable to or binding upon such party, (iii) result in the creation or imposition of any lien upon any property or asset of such party, (iv) require the consent of any person to the transactions contemplated hereby that has not heretofore been obtained or
(v) otherwise adversely affect the contractual or other legal rights or privileges of such party.

            (4) Acquisition, PIP General and their affiliates have adequate funds available out of current resources to pay the Merger Consideration to all holders of Units (other than PIP General and its affiliates).

                                  ARTICLE VIII
                                   CONDITIONS

            (1) The obligations of each party hereto to effect the Merger shall be subject to the fulfillment (or waiver by each party hereto) at or prior to the Effective Date of the following conditions:

                (a) No court or other governmental entity of competent
            jurisdiction shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, judgment, decree, injunction or other order (whether temporary, preliminary or permanent) (i)
            that is in effect and prohibits consummation of the Merger or any other transactions with respect to any party hereto expressly contemplated by this Agreement, or (ii) that is enacted, issued, promulgated, enforced or entered after the date

                                       5

            of this Agreement and, in any such case, is in effect and imposes restrictions on any party hereto with respect to the business operations thereof that would result in a material adverse effect on the assets, business, financial condition or prospects thereof
            (clauses (i) and (ii), collectively, and "Order"), and no
            governmental entity shall have instituted any proceeding or threatened to institute any proceeding seeking any such Order, and no other person shall have instituted any proceeding seeking any such Order which is reasonably likely to succeed.

                (b) All material actions by, and all consents, approvals, orders or authorizations from, or filings with, governmental entities of competent authority necessary for the consummation of the Merger or any other transactions expressly contemplated by this Agreement shall have been obtained or made, as the case may be.

                (c) The Opinion shall not have been withdrawn.

            (2) The obligations of the Partnership to effect the Merger and the other transactions relating to the Partnership which are contemplated by this
Agreement to be performed by it are further subject to the condition (or waiver by the Partnership) that:

                (a) the representations and warranties of PIP General and
            Acquisition set forth herein shall be true and correct at and as of the closing date; and

                (b) this agreement and the transactions contemplated hereby shall have been approved and adopted by the requisite approval of the Limited Partners.

            (3) The obligations of PIP General and Acquisition to effect the
Merger and the other transactions contemplated by this Agreement which are to be performed by it are further subject to the conditions (or waiver by PIP General and Acquisition) that:

                (a) the representations and warranties of the Partnership set forth herein shall be true and correct at and as of the closing date;

                (b) the holders of the deeds of trust referred to in Article V,
            Section 3 above consent (if necessary) to the Merger on terms acceptable to PIP General and Acquisition;

                (c) there is no material adverse change, from and after the date hereof, in the assets, business, financial condition or prospects of the Partnership; and

                                       6

                (d) the outstanding indebtedness with respect to the
            Partnership's properties shall have been refinanced on terms satisfactory to PIP General in its sole and absolute discretion.

                                   ARTICLE IX
                                   TERMINATION

            This Agreement may be terminated at any time prior to the Effective
Date (regardless of whether or not the requisite approvals of the Limited
Partners have been obtained) as follows:

            (1) by the mutual written consent of the Partnership, PIP General and Acquisition;

            (2) by the Partnership, on the one hand, or PIP General and
Acquisition, on the other hand, upon written notice given to the other if any judgment, injunction, order, decree or action by any governmental entity of competent authority preventing the consummation of the transactions contemplated by this Agreement shall have become final and nonappealable;

            (3) by PIP General or Acquisition upon written notice given to the
Partnership, upon a material breach on the part of the Partnership of any representation, warranty, covenant, obligation or agreement of the Partnership set forth herein that is not curable or, if curable, is not cured within thirty
(30) days after written notice of such breach is given by PIP General or
Acquisition to the Partnership;

            (4) by the Partnership upon written notice given to PIP General or
Acquisition, upon a material breach on the part of PIP General or Acquisition of any representation, warranty, covenant, obligation or agreement of PIP General or Acquisition set forth herein that is not curable or, if curable, is not cured within thirty (30) days after written notice of such breach is given by the
Partnership to PIP General or Acquisition; or

            (5) by PIP General, Acquisition or the Partnership if the Merger has
not yet been consummated on or before June 30, 2002.

                                    ARTICLE X
                                  MISCELLANEOUS

            (1) The parties hereto each agree to do, execute, acknowledge and deliver all such further acts, instruments and assurances, and to take all such further action, including, without limitation, the execution and filing of such instruments in the State of California and any other State as should be necessary or desirable to carry out this Agreement and to consummate and effect the Merger.

                                       7

            (2) This Agreement shall be governed by and construed in accordance with the laws of California.

            (3) All of the representations, warranties, covenants, agreements and undertakings set forth in this Agreement or in any instrument delivered pursuant to this Agreement confirming the representations, warranties, covenants, agreements and undertakings set forth in this Agreement shall terminate as of the Effective Date, and shall have no further force or effect.

            (4) Whether or not the transactions contemplated by this Agreement are consummated, all costs and expenses incurred in connection with this
Agreement, including, without limitations, the fees, expenses and disbursements of counsel, financial advisors and accountants, shall be paid by PIP General and/or Acquisition.

            (5) None of the General Partner, PIP General, Acquisition or any
payment agent retained in connection herewith, nor any of their respective affiliates, will be liable to any Limited Partner for any Merger Consideration delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

                                       8

            IN WITNESS WHEREOF, the Partnership, PIP General and Acquisition
have each caused this Agreement to be effective as of the date and the year first written above.

                                  PROMETHEUS INCOME PARTNERS,
                                  a California Limited Partnership

                                  By:  PROMETHEUS DEVELOPMENT CO., INC.,
                                       a California Corporation, its General
                                       Partner

                                       By:  /s/ John J. Murphy
                                            ---------------------
                                            Name:  John J. Murphy
                                            Title: Vice President

                                  PIP ACQUISITION, LLC, a California Limited
                                  Liability Company

                                  By:  PROMHILL, INC., a California Corporation,
                                       its Manager

                                       By:  /s/ John J. Murphy
                                            ------------------
                                            Name:  John J. Murphy
                                            Title: Vice President

                                  PIP PARTNERS - GENERAL, LLC, a California
                                  Limited Liability Company

                                  By:  PROMHILL, INC., a California Corporation,
                                       its Manager

                                       By:  /s/ John J. Murphy
                                            ------------------
                                            Name:  John J. Murphy
                                            Title: Vice President

                                       9

                                   APPENDIX B
  Second Amended and Restated Limited Partnership Agreement of the Partnership

        SECOND AMENDED AND RESTATED
        LIMITED PARTNERSHIP AGREEMENT OF
        PROMETHEUS INCOME PARTNERS
        A CALIFORNIA LIMITED PARTNERSHIP

        THIS SECOND AMENDED AND RESTATED LIMITED PARTNERSHIP
AGREEMENT is made by and among Prometheus Development Co., Inc., a California corporation, as the General Partner, and Prom XX,
Inc., a California corporation, as the Initial Limited Partner, and the parties admitted as Limited Partners.

        RECITALS

        Alderwood Apartments, Ltd., a California Limited Partnership
(the "Partnership"), was organized under the California Revised
Limited Partnership Act and under a Limited Partnership
Agreement, dated as of April 15, 1985 (the "Original Agreement"), with Prometheus Partners-Alderwood Apartments, Ltd., a California
Limited Partnership, as its general partner.  Prometheus
Development Co., Inc. was added as a general partner of the
Partnership on September 2, 1986.  Upon the withdrawal of the
Partnership's original general partner, Prometheus Development
Co., Inc. became the sole general partner of the Partnership on
September 4, 1986.  The Partnership's name was changed to
Prometheus Development/Income Partners, a California Limited
Partnership, in September 1986.  In December 1986, the
Partnership's name was changed to Prometheus Income Partners, a
California Limited Partnership.

        The General Partner and the Initial Limited Partner entered into the First Amended and Restated Limited Partnership
Agreement, dated as of September 19, 1986 (the "Amended
Agreement"), under which the Original Agreement was amended to provide for the public sale of Units.

        The General Partner has contributed $1,000 to the capital of the Partnership.  The Initial Limited Partner has contributed $10 to the capital of the Partnership and shall withdraw as a Limited
Partner and have its interest redeemed at cost upon the admission of additional Limited Partners.

        The Partnership plans to develop, to hold, and ultimately to sell two multi-family apartment complexes located in Santa Clara,
California.  The principal investment objectives of the
Partnership are to preserve and protect the Partnership's
capital, to obtain capital appreciation from the effective
management and sale of the Properties, and to provide "tax
sheltered" distributions of cash from operations beginning in
1987.

        The Partners now desire to amend and restate the Amended
Agreement.

        NOW, THEREFORE, the Partnership's amended and restated
partnership agreement is set forth in its entirety as follows:

        ARTICLE 1

        DEFINITIONS

        As used in this Agreement, the following terms have the
definitions hereinafter indicated.  These terms shall supersede and replace any other definitions contained in the California
Revised Limited Partnership Act.

        "Acquisition Expenses" shall mean expenses including but not limited to legal fees and expenses, travel and communication expenses, costs of appraisals, accounting fees and expenses, title insurance, and miscellaneous expenses related to selection and acquisition of the Properties.

        "Acquisition Fees" shall mean the total of all fees and
commissions paid by any party in connection with the purchase of the Properties by the Partnership, including real estate
commissions, selection fees, development fees, non-recurring management fee or any fee of a similar nature, however
designated.

        "Act" shall mean the California Revised Limited Partnership
Act, as amended from time to time.

        "Affiliate" shall mean (i) any Person or entity directly or indirectly controlling, controlled by or under common control with another Person or entity, (ii) any Person or entity owning or controlling 10% or more of the outstanding voting securities of such other entity, (iii) any officer, director or partner of such entity, and (iv) any company for which such Person or entity acts as an officer, director, trustee or partner.

        "Agreement" shall mean this Second Amended and Restated
Limited Partnership Agreement as it may be amended or restated
from time to time.

        "Assignee" shall mean a person who has acquired a beneficial interest in one or more Units from a Limited Partner or an
assignee thereof but who is not a Substituted Limited Partner.

        "Broker/Dealers" shall refer to the NASD registered broker-
dealer firms which have entered into a Selling Agreement with the
Principal Distributor for the sale of Units.

        "Capital Contributions" shall mean $1,000 per Unit for all
Units sold including those sold net of underwriting commissions and the Distributor Fee pursuant to Section 3.5 of the Agreement.

        "Certificate(s) of Limited Partnership" shall mean the
document, and any amendments thereto, required to be executed by the General Partner and/or Limited Partners and filed in the
Office of the California Secretary of State, and in the
appropriate governmental offices or county recorders of other states in which the Partnership may do business, in order to create the Partnership and to obtain and preserve the limitations on personal liability of the Limited Partners under applicable law.

        "Completion Date" shall mean the date on which the offering of Units terminates, which shall be the earlier of (a) the date all of the Units are sold, (b) February 12, 1988, unless the offering is extended by the General Partner for up to an
additional 12 months, or (c) the date the General Partner, in its sole discretion, terminates the offering.

        "Completion Guaranty" shall mean the guaranty of the General
Partner to the Partnership, pursuant to Section 6.11 of the
Agreement, that the Properties will be completed free and clear of all financing and construction liens (except any liens secured by deeds of trust described in the Prospectus) at a total cost not to exceed approximately $28,807,000, exclusive of negative cash flow associated with lease-up expenses and the first year of operations.

        "Completion Guaranty Fee" shall mean a fee equal to $600,000 payable to the General Partner in consideration for the
Completion Guaranty.

        "Control Person" shall mean those persons who perform a
function similar to the chairman of the board or a member of the board of directors, executive management (such as the president, vice president, corporate secretary or treasurer), senior
management (such as the vice president of an operating division who reports directly to executive management), or a person
holding 5% or more equity interest in the General Partner or its
Affiliates or having the power to direct or control the direction of the General Partner or its Affiliates, whether through
ownership of voting securities, by contract or otherwise.

        "Cost of Partnership Property" shall mean the total
consideration paid to acquire a Property, whether paid to the seller, the General Partner or any other person, including cash and all liens and mortgages on the Property but excluding points and prepaid interest and the "Cost Of All Partnership Properties"
shall be the sum total of the "Cost of Partnership Property" for each Property.

        "Credit Enhancement" shall mean a credit instrument
including but not limited to a bond from a AAA insurance company, a forward commitment from a lender or a letter of credit
satisfactory to and for the benefit of the lender of the
permanent financing insuring that the loans secured by the
Properties will be paid within a specified period after the
permanent financing is funded.

        "Distributable Cash from Operations" shall mean the funds
provided from Partnership operations, excess Working Capital
Reserves and interest on the Partnership's cash and investments, without deduction for non-cash expenses (such as depreciation and amortization and any accrued debt service not yet payable), but after deducting cash funds used to pay all other expenses, debt payments, capital improvements and repairs, replacements, and after provision for Working Capital Reserves.

        "Distributions" (whether or not this term is capitalized)
shall mean any cash distributed to the Partners arising from their interests in the Partnership but shall not include any compensation to the General Partner or its Affiliates or any
Partnership expense reimbursements.

        "Distributor Fee" shall mean the fee equal to 1% of gross
offering proceeds which is payable to the Principal Distributor.

        "Drexel" shall mean Drexel Burnham Lambert Incorporated, the investment banker which may provide permanent financing for the
Properties.

        "Effective Gross Collections" shall mean all funds collected from the Properties, including rents, security deposits and
furniture rentals, and revenues from carport, storage and
laundry.

        "Escrow Agent" shall mean Security Pacific National Bank,
333 S. Beaudry, Los Angeles, California.

        "Financial Forecast" shall mean the forecast included in the
Prospectus as Exhibit A.

        "Front-End Fees" shall mean any fee, commission or expense paid by any party for any services to the Partnership during the
Partnership's organization and acquisition phase, including
Organization and Offering Expenses, investment advisory fees,
Acquisition Fees, Acquisition Expenses, Initial Partnership
Management Fee, Completion Guaranty Fee, Initial Property
Management Fee and similar fees however designated.

        "General Partner" shall mean Prometheus Development Co.,
Inc., a California corporation, in its capacity as the general partner of the Partnership, or the successor general partner of the Partnership.

        "Gross Offering Proceeds" (whether or not this term is
capitalized) shall mean the aggregate amount of cash contributed to the Partnership by purchasers of Units before deduction of underwriting commissions and the Distributor Fee or any other fees, received on or before the Completion Date.  For purposes of calculating underwriting commissions and the Distribution Fee,
Gross Offering Proceeds shall not include the proceeds from any
Units sold net of underwriting commissions and the Distributor
Fee.

        "IRA" shall mean an Individual Retirement Account.

        "Incentive Priority Return" shall mean the amount in
addition to the 10% Priority Return necessary to provide an 11%
simple return for the period from January 1, 1988 through
December 31, 1988, on the Invested Capital of each Limited
Partner who subscribes for Units on or before June 1, 1987, or any later date determined at the discretion of the General
Partner.  This return shall be paid out of Net Proceeds from Sale or Refinancing.

        "Initial Lease-Up Fee" shall mean that one-time fee equal to
$106,000 payable to the General Partner pursuant to Section
7.5(d) of the Agreement for obtaining initial tenants for the
Properties.

        "Initial Limited Partner" shall mean Prom XX, Inc., a
California corporation, in its capacity as the initial limited partner of the Partnership.

        "Initial Partnership Management Fee" shall mean that fee
equal to $291,000 payable to the General Partner, pursuant to
Section 7.3 of the Agreement, for organizing the Partnership, arranging for and negotiating construction financing, arranging for and negotiating permanent financing, obtaining (in connection with the permanent financing) a Credit Enhancement satisfactory to the lender of the permanent financing, insuring that the
Partnership will meet certain obligations, selecting and
supervising professionals to perform services for the
Partnership, establishing Partnership accounts, including an escrow account for use in connection with the offering of the
Units, and establishing a reporting system for submitting tax information and periodic reports to the Limited Partners and regulatory authorities.

        "Initial Property Management Fee" shall mean the excess of the Property Management Fee earned during the Lease-Up Period over 5% of the Effective Gross Collections for such period.

        "Internal Revenue Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

        "Invested Capital" for a Limited Partner shall mean that
Limited Partner's Capital Contributions less the sum of all
distributions (but not distributions of Distributable Cash from
Operations) made to the Limited Partner and any prior owners of the Units.

        "Investment in Properties" shall mean the amount of Gross
Offering Proceeds paid or allocated to the purchase, development, construction or improvement of Properties, Working Capital
Reserves not in excess of 5% of the Gross Offering Proceeds and any other cash payments such as interest and taxes but excluding
Front-End Fees.

        "Lease-Up Period" shall mean the period commencing on the
date certificates of occupancy are issued with respect to the
Properties' units and terminating on the date the aggregate
occupancy rate of the Properties is equal to 50% or more.

        "Lender" shall mean the commercial or institutional lender which will provide permanent financing or construction financing for the Properties.

        "Limited Partners" shall mean the Initial Limited Partner
and any other persons who are admitted to the Partnership as additional or Substituted Limited Partners.  Reference to a
"Limited Partner" shall be to any one of the Limited Partners.

        "Loan Commitment Guaranty" shall mean the obligation of the
General Partner through December 31, 1991, to loan sufficient funds or to arrange for a loan of funds to the Partnership to cover any Operating Deficit for any calendar quarter.

        "Majority Vote" shall mean the vote of Limited Partners who are entitled to vote, consent or act and are holders of record of a majority of the outstanding Units.

        "Net Proceeds from Sale or Refinancing" shall mean, unless otherwise specified (i) the net cash funds or proceeds (including lump sum prepayments by buyers) resulting from the financing, refinancing or sale of Partnership assets, after deduction of all expenses incurred in connection therewith, including any real estate commissions (and the Subordinated Property Disposition
Interest) and brokerage fees paid to third parties, plus (ii) all net cash proceeds subsequently received on any installment
payments on promissory notes and/or installment contracts held by the Partnership in connection with the sale of Partnership assets after payment of or provision for any underlying indebtedness related to assets sold plus cash reserves and working capital on hand, less (iii) such amounts for Working Capital Reserves and other reserves as the General Partner deems necessary for future
Partnership operations.

        "Net Profits" and "Net Losses" shall mean the profits and
losses of the Partnership determined in accordance with
accounting methods followed for federal income tax purposes.

        "Operating Deficit" shall mean for any period the excess of
(i) all expenses from ongoing operations excluding the effect of non-operating, extraordinary or capital items of the Partnership paid in cash (which excludes non-cash expenses such as
depreciation, amortization and any accrued debt service not yet payable) less (ii) the sum of funds provided from Partnership operations, Working Capital Reserves and interest on the
Partnership's cash and short term investments.

        "Organization and Offering Expenses" shall mean those
expenses incurred in connection with the registration of the
Units and the subsequent offer and sale of the Units under
applicable federal and state securities laws (or exemptions
therefrom), including underwriting commissions and the Distribu-
tor Fee, and any other expenses actually incurred and directly related to the qualification, offer and sale of Units including without limitation such expenses as: (i) registration and
qualification fees, filing fees and taxes, (ii) the costs of printing, amending, supplementing and distributing the
Registration Statement and Prospectus, (iii) the costs of
obtaining regulatory clearance, (iv) the costs of printing and distributing sales materials used in connection with the offer and sale of Units, (v) the costs related to investor and
Broker/Dealer sales meetings, (vi) accounting and legal fees incurred by the Partnership in connection with any of the
foregoing, and (vii) escrow fees.

        "Partners" shall mean the General Partner and the Limited
Partners, collectively, and reference to a "Partner" shall be to any one of the Partners.

        "Partnership" shall mean Prometheus Income Partners, a
California Limited Partnership.

        "Person" (whether or not this term is capitalized) shall
mean any natural person, partnership, corporation, association or other legal entity.

        "Principal Distributor" shall mean Prometheus Capital, Inc., a California corporation.

        "Principal Distributor Agreement" shall mean that certain
agreement between the Principal Distributor and the Partnership concerning the sale of the Units.

        "Properties" shall mean both the Alderwood Apartments and
the Timberleaf Apartments, as more specifically described in the
Prospectus.  "Property" shall mean one of the Properties.

        "Property Management Fee" shall mean the fee payable to the
General Partner, pursuant to Section 7.5 of the Agreement, for the ordinary property management services related to the
Properties.

        "Prospectus" shall mean the final prospectus as filed by the
Partnership with the Securities and Exchange Commission pursuant to Rule 424(b) and as supplemented from time to time.

        "Proxy" shall mean a written authorization signed by a
Partner or the Partner's attorney-in-fact giving another person the power to vote with respect to the interest of that Partner.
"Signed" for the purposes of this definition means the placing of
Partner's name on the proxy (whether by manual signature,
typewriting, telegraphic transmission, or otherwise) by the
Partner or Partner's attorney-in-fact.

        "Qualified Plan" shall mean any trust established pursuant to the terms of a Keogh plan or corporate pension, profit sharing or stock bonus plan which meets the requirements of Section 401 et seq. of the Internal Revenue Code.

        "Reference Rate" shall mean the rate of interest announced from time to time by a specified bank as its "reference rate,"
"prime rate" or comparable rate.  For purposes of the interest rate reimbursements described herein, interest will be compounded daily on a 360-day year.

        "Registration Statement" shall mean the Registration
Statement on Form S-11 (Reg. No. 33-9164), as amended, filed by the Partnership with the Securities and Exchange Commission for the registration of the Units.

        "Selling Agreement" shall mean that certain Selling
Agreement between the Principal Distributor and a Broker/Dealer relating to the offer and sale of Units.

        "Subordinated Property Disposition Interest" shall mean an amount to be paid to the General Partner upon sale or exchange of a Property in the amount up to 3% of the gross sales price of a
Property, subordinated as indicated in Section 7.8(a) of the
Agreement.

        "Subscriber" shall mean a person who has completed a
subscription agreement and submitted it together with payment for the number of Units being purchased to the General Partner.

        "Subscription Agreement" shall mean the prescribed
subscription agreement, a form of which is included as Exhibit D to the Prospectus, which must be executed as a condition
precedent to becoming a Limited Partner.

        "Substituted Limited Partner" shall mean an assignee of a
Limited Partner or a substituted Limited Partner who is admitted at the discretion of the General Partner, as a Limited Partner pursuant to Section 11.5 of the Agreement.

        "10% Priority Return" shall mean a 10% per annum cumulative simple preferred return on the Invested Capital of each Limited
Partner, computed from the last day of the calendar quarter in which the Limited Partner was admitted to the Partnership.

        "Unit" shall mean a unit of limited partnership interest in the Partnership.

        "Working Capital Reserves" shall mean the reserve cash
necessary for the Partnership to meet its ongoing operating
expenses as well as any other anticipated cash obligations
whether of a capital nature or otherwise.  All additions to and reductions from Working Capital Reserves shall be determined at the sole discretion of the General Partner.

        ARTICLE 2

        GENERAL PROVISIONS

        2.1     Formation of the Partnership

                The parties hereto confirm that the Partnership was
formed under the Act with such variations and terms as provided in this Agreement.

        2.2     Name of the Partnership

                The name of the Partnership shall be "Prometheus
Income Partners, a California Limited Partnership," or such other name as shall be selected from time to time by the General
Partner upon written notice to the Limited Partners.

        2.3     Purposes

                Subject to the limitations set forth in this
Agreement, the purposes of the Partnership are to develop and hold the Properties as an investment; to raise capital for the foregoing; to develop, manage, operate, lease, alter, improve and maintain the Properties; to acquire additional personal property and construct or renovate such additional real estate
improvements on the Properties as are appropriate to the
operation of the Properties; to act in all other respects as the owner of the Properties; to finance and refinance by mortgage or unsecured loan or any combination thereof; ultimately to sell, transfer, exchange or otherwise dispose of part or all of the
Properties; and to conduct such other activities as may be
necessary or incidental to or desirable in connection with the foregoing.

        2.4     Principal Place of Business and Office of the
Partnership

                The principal place of business and office of the
Partnership shall be located at 20300 Stevens Creek Boulevard,
Suite 100, Cupertino, California 95014, or such other place or places as the General Partner may from time to time designate by notice to the Limited Partners.  In addition, the Partnership may maintain such other offices as the General Partner deems
advisable.

        2.5     Term

                The Partnership shall commence upon the filing with
the California Secretary of State of the Certificate of Limited
Partnership and shall continue until December 31, 2016, unless sooner dissolved and terminated pursuant to the provisions of
Article 13 hereof.

        2.6     General Partner

                The name and place of business of the General Partner
is as follows:

                Prometheus Development Co., Inc.
                20300 Stevens Creek Boulevard, Suite 100
                Cupertino, California 95014

        2.7     Certificate of Limited Partnership

                The General Partner has caused to be filed a
Certificate of Limited Partnership with the California Secretary of State in accordance with the terms of the Act.

        2.8     Other Acts/Filings

                The Partners and Assignees shall from time to time
execute or cause to be executed all such certificates, fictitious business name statements, and other documents, and do or cause to be done all such filings, recordings, publishings, and other acts as the General Partner may deem necessary or appropriate to
comply with the requirements of law for the formation and
operation of the Partnership in all jurisdictions in which the
Partnership shall desire to conduct business.

        2.9     Agent for Service of Process

                The agent for service of process for the Partnership
in California shall be Stephen R. Koch or such other eligible individual California resident or corporation qualified to act as an agent for service of process as the General Partner shall designate.

        ARTICLE 3

        CAPITAL CONTRIBUTIONS AND RELATED MATTERS

        3.1     Capital Contributions by the General Partner

                The General Partner has contributed $1,000 to the
capital of the Partnership in consideration of its interest in the Partnership.  Except as provided in Section 5.7, the General
Partner shall not be required to make any additional
contributions to the Partnership or to reimburse any other
Partner.

        3.2     Capital Contributions by the Initial Limited Partner
and the Limited Partners

                (a)     Initial Limited Partner.  The Initial Limited
Partner has contributed the sum of $10 to the capital of the
Partnership.  Upon the admission of additional Limited Partners pursuant to Section 3.2(b), the Initial Limited Partner's
interest shall be redeemed at cost and the Initial Limited
Partner shall have no further interest in the Partnership.

                (b)     Initial Offering.  The Partnership intends to
offer for subscription up to 19,000 Units for the price of $1,000 per Unit, subject to Section 3.5, and admit each person who
subscribes for at least five Units (two Units if the person
subscribing is an IRA or Qualified Plan) as an additional Limited
Partner in the Partnership, subject to the provisions of Section
3.4 of this Agreement; provided, however, that the General
Partner, in its sole discretion, may waive the minimum Unit
purchase requirement with respect to any investor, provided that any initial investor (other than an IRA or a Qualified Plan)
shall purchase no less than 2.5 Units ($2,500).  Each purchaser shall contribute $1,000 per Unit, subject to Section 3.5, to the capital of the Partnership, payable in full in cash upon
subscription.

        3.3     No Action or Consent Necessary by Limited Partners
for Admission of Other Limited Partners

                No action or consent by Limited Partners shall be
required in connection with the admission of new or Substituted
Limited Partners to the Partnership.  Only the consent of the
General, Partner is necessary for the admission or substitution of any Limited Partners to the Partnership.

        3.4     Subscriptions and Admission

                (a)     The General Partner shall admit as Limited
Partners Subscribers who have been accepted and who submitted subscriptions on or before the Completion Date, and amend any documents necessary for admission, not later than (i) 15 days after the release from escrow of the Subscriber's funds to the
Partnership or (ii) the last day of each calendar month.
Subscriptions will be accepted or rejected by the Partnership within 30 days of their receipt; if rejected, all funds shall be returned to the Subscriber within 10 business days of the
decision to reject.

                (b)     Initially, subscriber funds shall be deposited in
an escrow account at Security Pacific National Bank, and Security
Pacific National Bank, shall be the Escrow Agent.  While held in such account, subscription funds shall be invested in
permissible, short-term, highly liquid investments in which there is appropriate safety of principal.  Subscription funds shall not be released from the escrow account until subscriptions for at least 4,000 Units have been received, accepted and deposited in such account.  After this minimum amount has been received, at the sole discretion of the General Partner, the subscription funds may be released to the Partnership from the escrow account.
In any event, no subscription funds will be released from the escrow account until such funds equal at least $4,000,000.  The
General Partner, at its discretion, may terminate the offering of
Units at any time prior to the release of subscription funds from the escrow account to the Partnership.  If the $4,000,000 minimum is not received prior to the Completion Date or the offering is terminated prior to the release of subscription funds from the escrow account, subscription funds together with any interest earned thereon shall be returned promptly to the investors.
After 4,000 or more Units have been sold and the General Partner has requested the release of the Subscribers' funds from the escrow account, investors shall be admitted to the Partnership.
After release of the Subscribers' funds from the escrow account, subsequent subscriptions shall be deposited in a Partnership account and any interest earned thereon shall remain in the
Partnership.

                (c)     The General Partner may decline to accept any
Subscriber for Units for any reason.  If rejected, all
subscription monies shall be returned to the Subscriber promptly.

        3.5     Purchase of Units by General Partner and Related
Parties

                The purchase of Units by the General Partner, its
Affiliates, certain of its agents, Broker/Dealers, and their employees shall be net of any underwriting commissions and the
Distributor Fee.  Any such Units purchased by the General
Partner, its Affiliates, certain of its agents, Broker/Dealers, or their employees shall be held as Limited Partner Units and be entitled to all rights as such.  If the subscription funds are released to the Partnership in accordance with Section 3.4(b), the General Partner or its Affiliates shall be obligated to
purchase any Units remaining unsold on the Completion Date.  The
General Partner and its Affiliates shall hold all Units they purchase for investment purposes and not for resale.

        3.6     Assessments or Additional Contributions

                Units are nonassessable, and no Limited Partner shall
be required to make additional contributions to the capital of the Partnership in excess of the Limited Partner's subscription.

        3.7     No Withdrawal of Contributions

                No Limited Partner shall have the right to withdraw a
contribution to the Partnership.

        3.8     Return of Capital

                There is no agreement for or time set for the return
of any contribution of any Limited Partner.  To the extent funds are available therefor, the General Partner may return
contributions out of operating revenue or out of proceeds of sale or refinancing or any other assets of the Properties, after
reserving sufficient funds for payment of debts, working capital, contingencies, replacements, and withdrawals of capital, if any, and to the extent of available funds, the General Partner shall return said capital at dissolution and termination, as set forth in this Agreement.

        3.9     No Interest on Capital Contributions

                No Partner shall be entitled to interest of any kind
on account of a Capital Contribution.

        3.10    No Priority

                Except as otherwise provided in this Agreement, no
limited Partner shall have priority over any other Limited
Partner as to return of contributions, allocations of income, gain, loss, deduction, credit, or as to distributions.

        3.11    Securities Laws

                To accomplish the purposes of this Article, the
General Partner is hereby authorized to do all things necessary to admit Limited Partners, including, but not limited to,
registering the Units for sale with the Securities and Exchange
Commission, qualifying the Units for sale with state securities regulatory authorities or perfecting exemptions from
qualification, and entering into such underwriting or agency arrangements for the offer and sale of Units upon such terms and conditions as the General Partner may deem advisable.

        3.12    Temporary Investment of Partnership Capital

                Proceeds from the sale of Units and other Partnership
funds shall be held in one or more Partnership accounts for the exclusive use of the Partnership and may be temporarily invested in (a) obligations with a maturity of one year or less that are issued or insured by the United States government or its
agencies, (b) repurchase agreements covering such governmental obligations, (c) certificates of deposit and banker's acceptances issued by banks having a net worth of at least $50,000,000, (d)
investment grade commercial paper, (e) bank accounts, or (f)
money market funds.  Any interest thereon shall inure to the benefit of the Partnership, and the Limited Partners shall not receive interest on funds contributed by them.

        3.13    Investment in Properties

        The Partnership shall apply to Investment in Properties a
minimum percentage of Gross Offering Proceeds which is equal to the greater of:

                (a)     80% of the Gross Offering Proceeds reduced by
 .1625% for each 1% of indebtedness encumbering the Properties; or

                (b)     67% of the Gross Offering Proceeds.

        The "percentage of indebtedness encumbering Partnership
Properties" is the percentage resulting when the indebtedness on the Properties (whether the debt is on a Property when purchased or placed on Property at the time of purchase) is divided by the
Cost of All Partnership Properties excluding Front-End Fees.

        ARTICLE 4

        TAX ALLOCATIONS

        4.1     Definitions

        For purposes of this Article 4, the following phrases shall have the meanings indicated below:

        "Minimum Gain" shall have the meaning ascribed in the
Treasury Regulations under Section 704(b) of the Internal Revenue
Code, i.e., generally, the excess, if any, of the outstanding balance of nonrecourse liabilities to which the Properties are subject over the Partnership's adjusted basis in the Properties for tax purposes.  Should such definition of "minimum gain" be changed, the General Partner may, in its discretion and without the consent of the Limited Partners, modify the definition of
"Minimum Gain" contained herein to effectuate the intent of the
Partners as expressed in Section 4.2.

        "Operating Net Profits" and "Operating Net Losses" shall
mean Net Profits and Net Losses other than Net Profits and Net
Losses realized on sales or other, dispositions of the
Properties.

        4.2     General Rule

        It is the intention of the Partners that each Partner's
distributive share of tax items shall be determined and allocated in accordance with the allocation provisions of this Agreement to the fullest extent permitted by Sections 704(b) and (c) of the
Internal Revenue Code.  Therefore, if the Partnership is advised by counsel or its accountants that the allocation provisions of this Agreement are unlikely to be respected for federal income tax purposes, the General Partner is granted the authority in
Section 15.2 to amend the allocation provisions of this Agreement to the extent deemed necessary by counsel or its accountants to effect the plan of allocations and distributions of Distributable
Cash from Operations and Net Proceeds from Sale or Refinancing provided in this Agreement.  The General Partner shall have the discretion to adopt and revise such rules, conventions and
procedures as it believes appropriate with respect to the
admission of Limited Partners to reflect Partners' interests in the Partnership at the close of the year.

        4.3     Allocation to Initial Limited Partner

        During the period that the Initial Limited Partner is the
only Limited Partner in the Partnership, Net Profits and Net
Losses shall be allocated 1% to the General Partner and 99% to the Initial Limited Partner.  Thereafter, Net Profits and Net
Losses shall generally be allocated as set forth in Sections 4.4 to 4.8.

        4.4     Net Profits and Net Losses from Operations

                (a)     If Distributable Cash from Operations is
distributed during the year in question, Operating Net Profits shall be allocated among the General Partner and the Limited
Partners in proportion to the Distributable Cash from Operations distributed to them, provided that in no event will the Limited
Partners receive an allocation in excess of 99% of the Operating
Net Profits.  If no cash is distributed during the year in
question, Operating Net Profits shall be allocated 99% to the
Limited Partners and 1% to the General Partner.

                (b)     Operating Net Losses shall be allocated 1% to the
General Partner and 99% to the Limited Partners.

        4.5     Net Profits and Net Losses on Sale or Other
Disposition of a Property

                (a)     Net Profits realized on sale or other disposition
of either or both of the Properties shall be allocated and
capital account balances determined prior to any distribution of
Net Proceeds from Sale or Refinancing.  Such Net Profits shall be allocated first 99% to the Limited Partners and 1% to the General
Partner until the capital account balances of the Limited
Partners in the aggregate equal the amount of Net Proceeds from
Sale or Refinancing which would be distributable to the Limited
Partners pursuant to Section 5.4(c)(1) before any distribution could be made pursuant to Section 5.4(c)(2); second if the
Partnership does not treat the Subordinated Property Disposition
Interest as deductible or includible in the basis of the Property to which it relates, an amount of Net Profits equal to such
Subordinated Property Disposition Interest shall be allocated to the General Partner; and thereafter 85% to the Limited Partners and 15% to the General Partner.  With respect to Net Profits allocated to the Limited Partners, if a Limited Partner's capital account balance (on a per Unit basis) equals the amount of Net
Proceeds from Sale or Refinancing which must be distributed to such Limited Partner before a distribution can be made under
Section 5.4(c)(2) while other Limited Partners' capital account balances are less than such amount on a per Unit basis, the
portion of Net Profits, if any, that would otherwise be allocated to the Limited Partner whose capital account balance equals such amount shall be instead allocated to Limited Partners whose
capital accounts are less than such amounts.

                (b)     Notwithstanding the provisions of Section 4.5(a),
upon the sale or disposition of a Property, before allocating Net
Profits under Section 4.5(a), (i) Net Profits up to an amount equal to the sum of the negative capital account balances of the
Partners having negative capital account balances shall be
allocated to the Partners having negative capital account
balances in the ratio that the negative capital account balance of each bears to the aggregate negative capital account balances, and (ii) Net Profits thereafter shall be allocated pursuant to
Section 4.5(a).

                (c)     Net Losses realized on sale of either or both of
the Properties shall be allocated first to Partners with positive capital accounts, in the proportion that the capital account
balance of each bears to        the aggregate capital account balances
of all Partners with positive capital accounts, and thereafter
99% to the Limited Partners and 1% to the General Partner.

        4.6     Allocation of Nonrecourse Deductions and Minimum Gain
Chargeback

        Allocations under this Agreement of nonrecourse deductions, as defined in Treasury Regulation Section 1.704-1(b)(4)(iv), are
intended to be made in accordance with the Regulations under
Section 704(b) of the Internal Revenue Code.  In the event the
General Partner shall determine that it is advisable to modify the allocations contained in this Agreement to comply with such
Regulations, the General Partner is authorized hereby to make such modifications.  If there is a net decrease in Minimum Gain during a taxable year, all Partners with a deficit capital
account balance at the end of such year (excluding from each
Partner's deficit capital account balance any amount that such
Partner is obligated to restore under this Agreement as well as any addition thereto pursuant to the next to last sentence of
Treasury Regulation Section 1.704-1(b)(4)(iv)(f) computed with respect to the amount of Minimum Gain after such net decrease)
will be allocated, before any other allocation is made of
Partnership items for such taxable year, items of income and gain for such year (and, if necessary, subsequent years) in the amount and in the proportions needed to eliminate such deficits as
quickly as possible.  For purposes of the preceding sentence,
Partners' capital accounts shall be reduced for the items
described in Treasury Regulation Sections 1.704-
1(b)(2)(ii)(d)(4), (5), and (6).  The Minimum Gain chargeback allocated in any taxable year shall consist first of gains
recognized from the disposition of items of Partnership Property subject to one or more nonrecourse liabilities of the Partnership to the extent of the decrease in Minimum Gain attributable to the disposition of such items of Property, with the remainder of such
Minimum Gain chargeback, if any, made up of a pro rata portion of the Partnership's other items of income and gain for that year.
If, however, such gains exceed the amount of the Minimum Gain chargeback, a proportional share of each such gain shall
constitute a part of the Minimum Gain chargeback.

        4.7     Provisional Allocation

        In the event that an amount claimed by the Partnership,
which constitutes a deductible expense in any tax year of the
Partnership, is treated as a payment made to a Partner in his capacity as a member of the Partnership for income tax purposes, income and gain of the Partnership for such year shall first be allocated to the recipient of such payment and no deductions and losses of the Partnership shall be allocated thereto.

        4.8     Special Allocations

        Notwithstanding any other provision of this Agreement to the contrary:

                (a)     Operating Net Losses allocable to the Limited
Partners shall be first allocated to any Limited Partner whose capital account balance is greater in amount than the capital account balance of any other Limited Partner, until such time as the balance in each Limited Partner's capital account on a per
Unit basis equals the balance in the capital account of every other Limited Partner, and thereafter among all Limited Partners on a per Unit basis.

                (b)     In no event shall any losses be allocated to any
Limited Partner whose capital account has been reduced to zero
(unless such Limited Partner agrees to make up any negative
balance in his capital account) until the capital accounts of all
Limited Partners have been reduced to zero.  If any Limited
Partner's capital account has been reduced to zero at any time when any other Limited Partners' capital accounts have positive balances, any such losses shall be allocated among such Limited
Partners with positive capital account balances in the proportion which such positive balances bear to each other (for purposes of determining proportionality such positive capital account
balances shall be determined as of the date of such allocation).
After the capital accounts of all Partners have been reduced to zero, losses shall again be allocated as otherwise provided in this Agreement, except that in no event shall losses be allocated to any Limited Partner if such allocation would not be recognized under Section 704 of the Internal Revenue Code and such losses shall be reallocated first to Limited Partners with respect to whom such allocation would be recognized and thereafter to the
General Partner.

                (c)     Any recapture under Section 1245 or Section 1250
of the Internal Revenue Code shall be allocated to those Partners who were allocated the deductions to which such recapture
relates.

                (d)     In the event any of the Partners receive an
adjustment, allocation or distribution described in Treasury
Regulations Sections 1.704-1(b)(2)(ii)(d)(4), (5) or (6) which results in a deficit in the capital account balance of such
Partners, such Partners shall be allocated 100% of all items of income or gain to the extent of the lesser of (i) the amount of such adjustment, allocation or distribution, or (ii) the deficit in such Partner's capital account balance, pro rata in accordance with such amount.

                (e)     Nondeductible, nonamortizable syndication
expenses (other than underwriting commissions and the
        Distributor Fee) shall be allocated 100% to the Limited
Partners and divided among such Limited Partners from time to time so that to the extent possible an equal amount of such
expenses is     allocated to each Unit.  Underwriting commissions
and the Distributor Fee shall be allocated directly to the
Limited Partner with respect to whose Units such commissions and fees were actually charged.

        ARTICLE 5

        DISTRIBUTIONS OF CASH

        5.1     Prior to Admission of Additional Limited Partners

                During the period that the initial Limited Partner is
the only limited partner in the Partnership, all distributions of cash shall be made at the sole discretion of the General Partner and shall be made 1% to the General Partner and 99% to the
Initial Limited Partner.

        5.2     Subsequent to Admission of Additional Limited Partners

        After the period specified in Section 5.1, Partnership
distributions shall be made in the manner set forth in Sections
5.3 and 5.4.

        5.3     Distributions of Cash from Operations

        Distributable Cash from Operations shall be distributed
quarterly and initially shall be distributed 100% to the Limited
Partners until the Limited Partners have received a sum each year equal to a 10% Priority Return, as determined from time to time;
provided, however, that Distributable Cash from Operations
realized by the Partnership during 1987 shall be apportioned among the Limited Partners in a manner which reflects the number of days in 1987 after the date on which the Escrow Agent or the
General Partner received a Limited Partner's Capital
Contribution.  The Incentive Priority Return will be distributed from Net Proceeds from Sale or Refinancing.  After the receipt by the Limited Partners of a 10% Priority Return, Distributable Cash
from Operations shall be distributed 100% to the General Partner until the General Partner has received 5% of the aggregate cash distributed to the Limited Partners in that year pursuant to the first sentence of this Section 5.3.  Thereafter, Distributable
Cash from Operations shall be distributed 95% to the Limited
Partners and 5% to the General Partner in that year.

        5.4     Distributions of Net Proceeds from Sale or Refinancing

        Net Proceeds from Sale or Refinancing shall be utilized or distributed in the following priority (to the extent funds are available):

                (a)     To the payment of current Partnership
obligations, liabilities and expenses.

                (b)     To the setting up of reserves which the General
Partner may, in its sole discretion, deem necessary for
Partnership debts or liabilities, whether payable or not yet payable, including any contingent or unforeseen liabilities or obligations.  Such reserves may be held for disbursement by the
General Partner in the Partnership bank account or delivered to an independent escrow holder selected by the General Partner to be held for the purpose of disbursing such reserves in payment of any of the Partnership's contingent liabilities or liabilities not yet due.  At such time as the General Partner shall
determine, any balance remaining in such reserves shall be
distributed in accordance with this Section 5.4.

                (c)     The balance shall be distributed to Partners in
the following order:

                        (1)     100% to the Limited Partners until each
Limited Partner has received an amount equal to (i) the excess of
(A) a 10% Priority Return, less (B) the sum of all previous cash distributions during the term of the Partnership other than
distributions of Invested Capital pursuant to this Section
5.4(c)(1), (ii) if applicable to a Limited Partner, an Incentive
Priority Return and (iii) the Limited Partners' remaining
Invested Capital.  Notwithstanding the foregoing, the General
Partner shall be entitled to its Subordinated Property
Disposition Interest upon the sale of either or both of the
Properties, as subordinated in the manner set forth in Section
7.8 (a).

                        (2)     The balance:

                                (A)     85% to the Limited Partners; and

                                (B)     15% to the General Partner.

                        (3)     Notwithstanding the foregoing provisions of
this Section 5.4, distributions of Net Proceeds from Sale or
Refinancing arising from the termination of the Partnership
(which term shall, for this purpose, mean the sale or other
disposition of both of the Properties) shall (after all Net
Profits from such sale or other disposition have been allocated pursuant to Article 4) be distributed first in proportion to, and to the extent of, the positive capital account balances of the
Partners, and thereafter as set forth above.

        5.5     Consent to Distributions

        Any distribution made to a Partner pursuant to this
Agreement shall be deemed to be consented to by the Partners.

        5.6     Capital Accounts

        Individual capital accounts shall be maintained for each
Partner.  Each Partner's capital account shall consist of such
Partner's original contribution of capital increased by such
Partner's (a) additional contributions of capital, and (b)
allocable share of Partnership income and gains (including income exempt from tax) and decreased by such Partner's share of (c)
distributions, (d) allocable share of Partnership losses, and (e)
expenditures of the Partnership not deductible in computing its taxable income and not properly added to the tax basis of any
Partnership asset.  The foregoing provisions and the other
provisions of this Agreement relating to capital accounts are intended to comply with applicable Treasury Regulations
promulgated under Section 704 of the Internal Revenue Code and shall be interpreted and applied in a manner consistent with such
Regulations.  In the event the General Partner shall determine it is advisable to modify the manner in which the capital accounts, or any credits or debits thereto, are computed in order to comply with such Regulations, the General Partner may make such
modifications, provided such modification is not likely to have a material effect on the amounts distributed to any Partner
pursuant to Article 5 hereof upon dissolution of the Partnership.

        5.7     General Partner's Obligation to Make Up Negative
Capital Account

        If, immediately prior to the dissolution and termination of the Partnership, the General Partner's capital account has a deficit balance and the Partnership assets available for
distribution upon dissolution and termination are insufficient to provide distributions to Limited Partners equal to their Invested
Capital, the General Partner shall be obligated to contribute to the Partnership that amount of capital (if any) equal to the lesser of (a) an amount sufficient to restore its capital account to zero, or (b) 1.01% of the aggregate Capital Contributions of the Limited Partners, less any capital previously contributed by the General Partner.

        5.8     Limited Partners' Share of Allocations and
Distributions

        Except as otherwise provided in this Agreement, allocations of income, gain, loss, deduction, credit, and distributions to the Limited Partners as a group shall be further allocated and distributed among the Limited Partners in proportion to the ratio of the number of Units owned by the Limited Partner to the total outstanding Units as of the relevant dates of determining such allocations and distributions.  Units held by the General Partner or its Affiliates will be treated similarly.

        Allocations of tax items shall be determined using an
interim closing of the books as of the date Limited Partners are deemed admitted pursuant to such convention or other method as the General Partner shall select for the Partnership.

        5.9     Allocation Between Assignor and Assignee

        The portion of the income, gain, loss, deductions and
credits of the Partnership for any fiscal year of the Partnership during which a Unit is assigned by a Limited Partner (or by an
Assignee or successor in interest to a Limited Partner) that is allocable in respect of such Unit shall be apportioned between the assignor and the assignee of the Unit on the basis of the number of days during such fiscal year that each is the owner thereof, without regard to (a) the results of Partnership
operations before or after the effective date of the assignment, or (b) any distributions made to the Partners before or after the effective date of the assignment; provided, however, that (i)
gain or loss on the sale or other disposition of either or both of the Properties shall be allocated to the owner of the Unit on the date of such sale or other disposition, (ii) distributions of
Net Proceeds from Sale or Refinancing shall be made to the owner of record of the Unit on the date of the sale or refinancing,
(iii) the General Partner may in its sole discretion modify the foregoing allocation in any reasonable manner required or
permitted by the Internal Revenue Code or applicable regulations or rulings thereunder.  The effective date of an assignment of a
Unit shall be as designated by the General Partner pursuant to
Section 11.3(b).

        5.10    Timing of Distributions

        Quarterly distributions, if any, will be made to holders of record as of the last day of the respective quarter.
Distributions will be made without regard to the number of days during the quarter that a person is a Limited Partner.

        5.11    Limitations on Distributions

        The Partnership may be restricted from making distributions under the terms of notes, mortgages or other types of debt
obligations which it may issue or assume in conjunction with borrowed funds, and notwithstanding the provisions of this
Article 5, distributions may also be restricted or suspended, whenever the General Partner determines, in its absolute
discretion, that such action is in the best interests of the
Partnership.  All distributions are subject to the payment of
Partnership expenses and the maintenance of reasonable reserves.

        ARTICLE 6

        MANAGEMENT OF THE PARTNERSHIP

        6.1     Management Powers of the General Partner

        The Partnership shall be managed by the General Partner.
Subject only to the limitations specifically contained in this
Agreement, the General Partner shall have the full, exclusive and absolute right, power and authority to manage and control the
Partnership and the property, assets and business thereof.  The
General Partner shall have all of the rights, powers and
authority conferred upon it by law or under other provisions of this Agreement.  Without limiting the generality of the
foregoing, such powers include the right, in the General
Partner's sole discretion, on terms and conditions determined by the General Partner, subject only to the provisions of Section
6.2. to:

                (a)     Acquire, purchase, renovate, improve, and own the
Properties and any other property or assets that the General
Partner determines are necessary or appropriate or in the best interests of the business of the Partnership, and to acquire and exercise options for the purchase of any such property;

                (b)     Construct buildings and make other improvements
on the real estate owned by the Partnership;

                (c)     Borrow money (including but not limited to sums
under the mortgage loans for the Properties and any Credit
Enhancement required in connection with the permanent financing), issue evidences of indebtedness in connection therewith,
refinance, increase the amount of, modify, amend or change the terms of, or extend the time for the payment of, any indebtedness or obligation of the Partnership, secure such indebtedness by mortgage, deed of trust, pledge or other lien on Partnership assets, and prepay in whole or in part, refund, refinance,
increase, modify, consolidate, or extend the maturity of, any indebtedness or obligation of the Partnership;

                (d)     Cause the Partnership and itself as General
Partner to offer and sell Units through the Principal Distributor which shall engage the Broker/Dealers to assist in the sale of
Units;

                (e)     Pay all expenses, underwriting commissions and
the Distributor Fee incurred in connection with the sale of
Units;

                (f)     Sell, exchange, lease or otherwise dispose of the
real estate and other property and assets owned by the
Partnership, or any part thereof, or any interest therein;

                (g)     Enter into any partnership agreement or joint
venture with any person acceptable to the General Partner and which is engaged in any business or transaction in which the
Partnership is authorized to engage in; provided, however, that the Partnership shall have a controlling interest in such other venture and duplicate property management or other fees shall not be paid with respect to such venture.  The Partnership shall not be permitted to invest in a joint venture arrangement with
another partnership formed by the General Partner or its
Affiliates unless (i) such other partnership has investment
objectives which are substantially identical with those of the
Partnership, (ii) the compensation of the sponsor of the other partnership should be substantially identical with the
Partnership's compensation of the General Partner and its
Affiliates, (iii) the Partnership has a right of first refusal to buy the property owned by the venture if the other partnership desires to sell, and (iv) the investment of each partnership in the venture is on substantially the same terms and conditions;

                (h)     Sue on, defend or compromise any and all claims
or liabilities in favor of or against the Partnership and to submit any or all such claims or liabilities to arbitration
(including without limitation claims of the Partnership in
respect of unpaid Capital Contributions, or amounts which may be required to be returned to the Partnership);

                (i)     File applications, communicate and otherwise deal
with any and all governmental agencies having jurisdiction over, or in any way affecting, the Partnership's assets or any part thereof or any other aspect of the Partnership business;

                (j)     Make or revoke any election permitted the
Partnership by any taxing authority;

                (k)     Maintain such insurance coverage for public
liability, fire and casualty, and any and all other insurance necessary or appropriate to the business of the Partnership
(including without limitation errors and omission insurance, subject to the limitations of Section 6.7(e), the policy for which shall be considered the sole property of the General
Partner), in such amount and of such type, as it shall determine from time to time;

                (l)     Determine whether or not to apply any insurance
proceeds for either Property to the restoration of such Property or to distribute the same;

                (m)     Retain legal counsel, auditors and other
professionals in connection with the Partnership business and to pay therefor such remuneration as the General Partner may deem reasonable and proper;

                (n)     Retain other services of any kind or nature in
connection with the Partnership business and to pay therefor such remuneration as the General Partner may deem reasonable and
proper;

                (o)     Employ persons in connection with the Partnership
business on such terms and for such compensation as the General
Partner may deem reasonable and proper, subject however to the limitations set forth in Article 7 and provided that any
agreements for services with the General Partner or its
Affiliates shall be terminated immediately on the dissolution of the Partnership;

                (p)     Negotiate and conclude agreements on behalf of
the Partnership with respect to any of the rights, powers and authority conferred upon the General Partner;

                (q)     Purchase, lease, rent, or otherwise acquire or
obtain the use of machinery, equipment, tools, materials, and all other kinds and types of real or personal property that may in any way be deemed necessary, convenient, or advisable in
connection with carrying on the business of the Partnership;

                (r)     Guaranty the payment of money or the performance
of any contract or obligation by any person, firm, or corporation on behalf of the Partnership;

                (s)     Alter, improve, repair, raze, refurbish, replace
and rebuild either or both Properties;

                (t)     Repurchase Units on behalf of the Partnership in
accordance with Section 11.7 if such purchase does not impair the capital or operation of the Partnership;

                (u)     Act directly or through Affiliates, under non-
exclusive listings, as a real estate broker for the purchase and sale of the Properties, and enter into listing agreements or other agreements with third party brokers with regard to the acquisition and disposition of Partnership assets;

                (v)     File tax returns on behalf of the Partnership and
elect such methods of cost recovery or make any other tax
elections or determinations as the General Partner shall deem desirable;

                (w)     Enter into the transactions described in or
contemplated by the Prospectus;

                (x)     Amend this Agreement pursuant to the terms of any
Power of Attorney from Limited Partners or pursuant to the terms of this Agreement;

                (y)     Require in any or all Partnership contracts that
the General Partner and its Affiliates shall not have any
personal liability thereon and that the person or entity
contracting with the Partnership is to look solely to the
Partnership assets for satisfaction, and to require the
satisfaction of contracts on which the General Partner and its
Affiliates have personal liability prior to contracts on which they have no such personal liability;

                (z)     Execute, acknowledge, and deliver any and all
instruments, on behalf of the Partnership or otherwise, which it shall deem necessary or appropriate to effectuate the rights, authority and power of the General Partner, and to take all such action in connection therewith as it shall in its discretion deem necessary or appropriate;

                (aa)    Hold each of the Properties in its own name or in
the name of an Affiliate thereof (and assume loans in connection therewith) and temporarily hold title thereto for the purpose of facilitating the development of the Properties, the borrowing of money or the obtaining of financing by the Partnership, or for any other purpose related to the business of the Partnership;
provided that each of the Properties is purchased by the
Partnership for a purchase price no greater than the cost of such
Property to the General Partner; and provided further that there is no difference in the interest rates of the loans secured by the Properties at the time acquired by the General Partner and the time acquired by the Partnership nor any other benefit
arising out of the transaction to the General Partner.

                (bb)    Make or arrange long-term and short-term loans,
including loans from its Affiliates, to the Partnership, receive interest or other financing charges or fees, provided that the interest charges or fees are not in excess of amounts charged by third party financing institutions on comparable loans for the same purpose or, if the funds for a loan are obtained by the
General Partner or one of its Affiliates from a lending
institution, the rate and other fees which the General Partner or its Affiliates is required to pay the lending institution;

                (cc)    Execute, deliver and perform under the mortgage
loans, the Credit Enhancement, and related documents; and

                (dd)    Perform any and all other acts the General
Partner deems necessary or appropriate to the Partnership
business.

        6.2     Restrictions on General Partner

        The General Partner, without the approval of a Majority Vote of Limited Partners or such other vote as may be specified, shall have no authority to:

                (a)     Do any act in contravention of this Agreement;

                (b)     Confess a judgment against the Partnership;

                (c)     Possess Partnership property or assign rights to
Partnership property, for other than a Partnership purpose;

                (d)     Perform any act (other than an act required by
this Agreement or any act performed in good faith reliance upon counsel's opinion) which would, at the time such act occurs, subject any Limited Partner to liability as a general partner in any jurisdiction; provided, however, that no such act shall be performed without first obtaining the approval of any Limited
Partner who may be subjected to general partner liability as a result of the act;

                (e)     Use Distributable Cash from Operations or Net
Proceeds from Sale or Refinancing to acquire real property;

                (f)     Commingle, or cause the Partnership to commingle,
Partnership funds with those of any other person or entity except the funds of other limited partnerships sponsored by the General
Partner or its Affiliates held in an account or accounts
established and maintained for the purpose of making
disbursements to (i) Partners and creditors of the Partnership and to the holders of Units and (ii) partners and creditors of such other limited partnership; provided, however, that any such accounts shall be structured and maintained in such a manner that
Partnership funds are protected from claims of such other
partnerships and their creditors;

                (g)     Cause the Partnership to purchase, sell, assign
or lease either or both of the Properties, including a purchase from or a sale or lease to the General Partner or its Affiliates, except for the assignment of the Properties by Affiliates of the
General Partner to the Partnership and the leasing of the rental units of the Properties as set forth in the Prospectus;

                (h)     Directly or indirectly pay or award any finder's
fees, commissions, or other compensation to any person engaged by a potential investor for investment advice as an inducement to such advisor to advise the purchaser regarding the purchase of
Units; provided, however, that the General Partner shall not be prohibited from paying underwriting commissions, the Distributor
Fee, other normal commissions, sales incentives, or from
reimbursing accountable expenses incurred in connection with the offering in accordance with Section 7.1, in an aggregate amount of up to 10% of the Gross Offering Proceeds (plus up to .5% of the Gross Offering Proceeds for due diligence expenses) payable to the Principal Distributor, which may reallow some or all of the underwriting commissions, Distributor Fee and due diligence expenses to the Broker/Dealers;

                (i)     Cause the Partnership to enter into any agreement
with the General Partner or its Affiliates unless that agreement is subject to termination without penalty by the Partnership upon notice of sixty (60) days or less;

                (j)     Receive a rebate or participate in any reciprocal
business arrangements which would enable it to do so;

                (k)     Cause the Partnership to exchange Units for
property;

                (l)     Cause the Partnership to loan money to the
General Partner or its Affiliates;

                (m)     Cause the Partnership to invest in a limited
partnership interest of another partnership;

                (n)     Cause the Partnership to enter into any loans
secured by either or both of the Properties if the outstanding principal and accrued and unpaid interest under the Partnership's secured loans, including the principal under the contemplated loan, would exceed 80% of the then current value of its
Properties; or

                (o)     Provide or cause its Affiliates to provide
insurance brokerage services to the Partnership.

        6.3     Limited Partners Have No Management Powers

        The Limited Partners shall have no voice or participation in the management of the Partnership business, and no power to bind the Partnership or to act on behalf of the Partnership in any manner whatsoever, except by specifically authorized voting
rights contained in this Agreement.

        6.4     General Partner's Duty to Devote Time

        The General Partner shall devote such time and attention to the business of the Partnership as it shall determine, in the exercise of its reasonable judgment, to be necessary for the conduct of the Partnership business; provided, however, that the
General Partner shall not be required to devote full time and attention to the Partnership or to its business.

        6.5     General Partner May Engage in Other Activities

        The General Partner and its officers, directors,
shareholders, agents, employees and Affiliates shall have the right to engage in any other business (including, but not limited to, acting as a partner in other partnerships formed for the purpose of investing in real estate) and to compete, directly or indirectly, with the business of the Partnership, and neither the
Partnership nor any Partners shall have any rights or claims as a result of such activities.  Furthermore, the General Partner shall not be obligated to share any business opportunities with the Partnership or with the Limited Partners.  The Partners
hereby waive any and all rights and claims which they may
otherwise have against the General Partner and its officers, directors, shareholders, agents, employees and Affiliates as a result of any such activities.

        6.6     Dealing with the Partnership

        Except as limited by Section 6.2, the General Partner and
any Affiliates shall have the right to contract or otherwise deal with the Partnership for the sale or lease of property, the
rendition of services and other purposes, and to receive payments and fees from the Partnership in connection therewith as the
General Partner shall determine, provided that such payments or fees for services, other than those specifically covered in
Article 7, shall be equal to the lesser of (i) the cost to the
General Partner and its Affiliates for providing such services, or (ii) 90% of the competitive price which would be charged by independent parties providing similar services in the same or a comparable geographic location, and provided that such agreements are terminable upon no more than 60 days' notice.

        6.7     Liability and Indemnity

                (a)     General.  The Partnership, its receiver or its
trustee, shall indemnify the General Partner and its Affiliates against and save them harmless from any loss, (including, but not limited to, attorneys' fees and court costs), suffered by the
Partnership which arises out of any action or inaction of the
General Partner or its Affiliates, if the General Partner or its
Affiliates have determined, in good faith, that such course of conduct was in the best interest of the Partnership and that such course of conduct did not constitute negligence or misconduct of the General Partner or its Affiliates.  The General Partner and
its Affiliates shall be indemnified by the Partnership against any losses, judgments, liabilities, expenses and amounts paid in settlement of any claims sustained by them in connection with the
Partnership, provided that the same were not the result of
negligence or misconduct on the part of the General Partner or its Affiliates.

                (b)     Partnership Assets Must First Be Used.  All
judgments against the Partnership and the General Partner or
Affiliates wherein the General Partner or such other persons are entitled to indemnification, must first be satisfied from
Partnership assets before the General Partner or such other
persons are responsible for these obligations.

                (c)     No Presumption.  The termination of any action,
suit or proceeding by judgment or settlement shall not, of
itself, create a presumption that the General Partner or its
Affiliates are not entitled to indemnification or are not
entitled to the protection afforded by this Section 6.7.

                (d)     Securities Laws.  Notwithstanding Section 6.7(a),
the General Partner and its Affiliates and any person acting as a
Broker/Dealer shall not be indemnified for any losses,
liabilities or expenses arising from or out of an alleged
violation of federal or state securities laws unless (i) there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the particular indemnitee, or (ii) such claims have been dismissed with
prejudice on the merits by a court of competent jurisdiction as to the particular indemnitee, or (iii) a court of competent
jurisdiction approved a settlement of the claims against a
particular indemnitee.  In any claim for indemnification of
federal or state securities law violations, the party seeking indemnification shall place before the court the position of the
Securities and Exchange Commission and the Massachusetts state securities commission with respect to the issue of
indemnification for securities law violations.

                (e)     Insurance.  The Partnership shall not incur the
cost of that portion of any insurance other than public liability insurance, which insures any party against any liability for which indemnification is prohibited under this Section 6.7.

                (f)     Advances from Partnership.  The advance of
Partnership funds to the General Partner or its Affiliates for legal expenses and other costs incurred as a result of a legal action is permissible only if (i) the legal action relates to the performance of duties or services by the General Partner or its
Affiliates, (ii) the legal action is initiated by a third party who is not a Limited Partner, and (iii) the General Partner and
its Affiliates undertake to repay the advanced funds to the
Partnership in cases in which they would not be entitled to
indemnification.

        6.8     Reserves

        The Partnership shall maintain reasonable reserves for
normal repairs, replacements, working capital, and contingencies in an initial amount to be determined by the General Partner, which may be increased or decreased from time to time as
determined by the General Partner.

        6.9     Fiduciary Duty of the General Partner

        The General Partner shall have fiduciary responsibility for the safekeeping and use of all funds and assets of the
Partnership, whether or not in its possession or control, and it shall not employ, or permit another to employ, such funds or assets in any manner except for the benefit of the Partnership.

        6.10    Loan Commitment Guaranty

        The General Partner shall lend or arrange to lend to the
Partnership as provided in the Loan Commitment Guaranty Agreement the amount of any Operating Deficit for any calendar quarter for the period beginning January 1, 1987 through December 31, 1991.
Such a loan shall be made within 15 days after the Operating
Deficit for the quarter is determined, and shall bear interest at the rate then charged to the Partnership by its principal lender and shall be repaid when funds are available to the Partnership.

        6.11    Completion Guaranty

        The General Partner guaranties pursuant to the Completion
Guaranty Agreement that the Properties will be completed free and clear of all financing and construction liens (except any liens secured by deeds of trust described in the Prospectus) at a total cost to the Partnership not to exceed approximately $28,807,000, including the purchase price of the Properties, but excluding negative cash flow associated with lease-up expenses and the first year of operations.  This guaranty shall survive the
admission of Limited Partners to the Partnership.  The General
Partner does not warrant compliance with the conditions or
standards of the construction agreements with respect to the
Properties.

        ARTICLE 7

        COMPENSATION AND REIMBURSEMENT OF
        EXPENSES TO THE GENERAL PARTNER
        AND ITS AFFILIATES

        The General Partner and its Affiliates shall be entitled to receive as a cost of the Partnership each and all of the
following amounts as fees, compensation, and reimbursement in addition to their rights to reimbursement of ongoing expenses as set forth in Article 14.

        7.1     Reimbursement of Expenses

                (a)     Organization and Offering Expenses.  To the
extent that Organization and Offering Expenses and services were paid or furnished by the General Partner or its Affiliates rather than from Partnership funds, the General Partner or its
Affiliates shall receive a reimbursement for all such expenses and services.  The Partnership shall not be required to pay or reimburse the General Partner or any Affiliate of the General
Partner for Organization and Offering Expenses which exceed
fifteen percent (15%) of the Gross Offering Proceeds as of the
Completion Date.

                (b)     Other Expenses.  The Partnership shall reimburse
the General Partner or its Affiliates for the actual cost to the
General Partner or its Affiliates (or pay directly the actual cost) of goods and materials used for or by the Partnership and obtained from entities unaffiliated with the General Partner.
The Partnership shall also pay or reimburse the General Partner or its Affiliates for expenses incurred in connection with the provision of administrative services necessary to the prudent operation of the Partnership, provided that such reimbursement shall be at the lower of (i) actual cost to the General Partner or its Affiliates, or (ii) 90% of the competitive price which would be charged by independent parties for comparable
administrative services in the same geographical location.

                (c)     Nonreimbursable Expenses.  The General Partner
will pay and will not be reimbursed by the Partnership for the following expenses: (i) salaries, fringe benefits, travel
expenses and other administrative items of individuals who are
Control Persons of the General Partner or its Affiliates, (ii)
those overhead expenses of the General Partner or its Affiliates which include their rent, depreciation, utilities and capital equipment, (iii) Organization and Offering Expenses in excess of
15% of Gross Offering Proceeds, (iv) expenses related to the performance of those services for which the General Partner or its Affiliates are entitled to compensation by way of the
Property Management Fee, Initial Partnership Management Fee,
Completion Guaranty Fee or Subordinated Property Disposition
Interest and (v) all other expenses which are unrelated to the business of the Partnership.

        7.2     Reimbursement for Sums Advanced to the Partnership

        To the extent that the General Partner or its Affiliates
have advanced or will advance funds to the Partnership, the
General Partner or its Affiliates shall be reimbursed for such funds.

        7.3     Initial Partnership Management Fee

        In consideration for organizing the Partnership, arranging for and negotiating construction financing, arranging for and negotiating permanent financing, obtaining (in connection with the permanent financing) a Credit Enhancement satisfactory to the lender of the permanent financing, selecting and supervising professionals to perform services for the Partnership,
establishing Partnership accounts, including an escrow account for use in connection with the offering of Units, and
establishing a reporting system for submitting tax information and periodic reports to the Limited Partners and regulatory
authorities, the General Partner shall receive an Initial
Partnership Management Fee of $291,000, which shall be payable proportionately from Capital Contributions and any remaining balance due on the Completion Date.

        7.4     Completion Guaranty Fee

        The General Partner shall receive a Completion Guaranty Fee, in consideration for the Completion Guaranty, in the amount of
$600,000 payable proportionately from Capital Contributions and any remaining balance due on the Completion Date; provided,
however, that in no event shall such fee exceed 90% of the
competitive price which would be charged by a non-Affiliate for rendering similar services in the same or a comparable geographic location.

        7.5     Property Management Fee; Initial Lease-Up Fee

                (a)     The General Partner shall act as the property
manager and shall receive a Property Management Fee equal to five percent (5%) of the Effective Gross Collections in managing the
Properties including acting as a liaison with tenants and
monitoring and supervising the following services: (i) collection of rentals, (ii) payment of all mortgages, (iii) obtaining and maintaining appropriate insurance for the Properties, (iv)
leasing activities, (v) property inspection and maintenance, (vi)
accounting, services, (vii) legal services, (viii) tax
calculations and payments, (ix) bookkeeping services and (x)
similar ordinary management services necessary for the orderly management of the Properties.  However, during the Lease-Up
Period of the Properties, the Property Management Fee shall equal the greater of (A) five percent (5%) of the Effective Gross
Collections or (B) one-half (1/2) of five percent (5%) of the
Effective Gross Collections assuming the Properties were leased at their market rates.  Additional sums shall also be payable to the General Partner for performing certain extraordinary
services, including without limitation data processing services, payroll services and collections with respect to the Properties.

                (b)     In addition, the General Partner shall receive,
to the extent that the manager performs services outside the normal and customary services provided by independent third party property managers, reimbursement for direct salary expenses of employees performing such services.  The provision of such
services does not constitute part of the duties or obligations of the General Partner in its capacity as General Partner of the
Partnership.

                (c)     The Property Management Fee shall be paid monthly
to the General Partner, or any unaffiliated property management firm which the General Partner in its sole discretion may select.
To the extent that the Partnership has insufficient cash to pay the Property Management Fee in any amount, the fee shall be
accrued and paid as soon as the Partnership has sufficient cash available.

                (d)     The Property Manager shall also receive a one-
time Initial Lease-Up Fee of $106,000 for extraordinary services provided during the lease-up of the Properties, including but not limited to establishing a marketing plan, maintaining on-site personnel, showing units and interviewing and evaluating
prospective tenants.  The Initial Lease-Up Fee shall be paid monthly from rental revenues, prorated over the period commencing with the completion of the Properties and continuing until the
Properties are 95% occupied.  In no event shall the Initial
Lease-Up Fee exceed 90% of the competitive price which would be charged by a non-Affiliate for rendering similar services in the same or a comparable geographic location.

        7.6     Share of Distributable Cash from Operations

        The General Partner shall receive its share of Distributable
Cash from Operations as set forth in Sections   5.1 and 5.3.

        7.7     Subordinated Property Disposition Interest

        For brokerage services in connection with the sale of a
Property, the Partnership shall pay the General Partner a
Subordinated Property Disposition Interest.  The Subordinated
Property Disposition Interest shall equal the lesser of: (i) a percentage of the gross sales price of a Property equal to
onehalf of the percentage rate customarily charged for similar services by unaffiliated parties that render the same services as an ongoing public activity in the same geographic location for comparable property, or (ii) three percent (3%) of the gross sales price of a Property.  The Subordinated Property Disposition
Interest shall be payable upon the close of escrow of the sale of each Property; provided, however, that payment shall be
subordinated as provided in Section 7.8(a).  Notwithstanding the foregoing to the contrary, the aggregate commissions paid to all persons for the sale of the Properties, whether or not they are
Affiliates of the General Partner, shall not exceed six percent
(6%) of the selling price of each Property, but otherwise there is no limitation on or subordination of real estate commissions paid to non-Affiliates.  Any Subordinated Property Disposition
Interest not paid to the General Partner due to a lack of
available cash shall be a liability of the Partnership and shall be paid when cash becomes available.

        7.8     Fees and Share Upon Sale or Refinancing

        The General Partner shall receive the following items of
distribution and compensation:

                (a)     Upon the sale of a Property, the Subordinated
Property Disposition Interest will be subordinated to   the return
to the Limited Partners of the portion of their Invested Capital attributable to the Property sold plus a 10% Priority Return and, as appropriate, the Incentive Priority Return on the average daily balance of Invested Capital attributable to the Property sold.  A Limited Partner's portion of Invested Capital
attributable to the Property sold will be calculated by
multiplying his Invested Capital by a fraction, the numerator of which shall equal the cost of the Property sold and the
denominator of which shall equal the cost of both of the
Properties; provided, however, that the Subordinated Property
Disposition Interest shall not be paid to the General Partner until the Limited Partners have received at least a 6% cumulative simple return on their total Invested Capital.

                (b)     Upon a sale or a refinancing of a Property, its
share of Net Proceeds from Sale or Refinancing as set forth in
Section 5.4.

        7.9     Loans by the General Partner to the Partnership

        The General Partner or its Affiliates may, but are not
obligated to (except as set forth in Section 6.10), loan or
advance funds to the Partnership, and receive interest or other financing charges or fees, provided that the interest charges or fees are not in excess of amounts charged by third party
financing institutions on comparable loans for the same purpose or, if the funds for a loan are obtained by the General Partner from a lending institution, the rate and other fees which the
General Partner is required to pay to the lending institution.
In no event shall the General Partner or its Affiliates charge the Partnership a prepayment charge or penalty in connection with any loans or advances to the Partnership from the General Partner or its Affiliates.

        7.10    Fees Payable on Cessation as the General Partner

        If the General Partner ceases to be the General Partner
pursuant to Section 12.1, any fee, commission, or reimbursement of expenses payable according to the provisions of this Agreement which is then accrued, but not yet paid, shall be paid by the
Partnership to the General Partner or, if appropriate, an
Affiliate thereof, in cash, within 30 days of the date the
General Partner ceases to be the General Partner.

        ARTICLE 8

        BOOKS, RECORDS, ACCOUNTS AND REPORTS

        8.1     Books and Records

                (a)     The Partnership shall continuously maintain an
office in the State of California, at which the following books and records shall be kept:

                        (1)     A current list of the full name and last
known business or residence address of each Partner set forth in alphabetical order together with the contribution and the share in profits and losses of each Partner;

                        (2)     A copy of the Certificate of Limited
Partnership and all certificates of amendments thereto, together with executed copies of any powers of attorney pursuant to which any such certificate has been executed;

                        (3)     Copies of the Partnership's federal, state,
and local income tax or information returns and reports, if any, for the six most recent taxable years;

                        (4)     Copies of this Agreement and all amendments
thereto;

                        (5)     Financial statements of the Partnership for
the six most recent fiscal years;

                        (6)     The Partnership's books and records for at
least the current and past three fiscal years; and

                        (7)     Copies of each appraisal of the Properties.

                (b)     The Partnership shall also maintain at its
principal office such additional books and records as are
necessary for the operation of the Partnership.

        8.2     Limited Partners' Rights Regarding Books, Records and
Tax Information

                (a)     Upon the request of a Limited Partner, the
General Partner shall promptly deliver to the Limited Partner, at the expense of the Partnership, a copy of the items set forth in
Sections 8.1(a)(1), (2), and (4).

                (b)     Each Limited Partner or any person designated by
a Limited Partner to act on his behalf has the right upon
reasonable request:

                        (1)     To inspect and copy during normal business
hours, at the Limited Partner's expense, any of the Partnership's records required to be kept of the Partnership; and

                        (2)     To obtain from the General Partner promptly
after becoming available, at the Limited Partner's expense, a copy of the Partnership's federal, state and local income tax or information returns for each year.

                (b)     The General Partner shall promptly furnish to a
Limited Partner a copy of any amendment to this Agreement
executed by the General Partner pursuant to a power of attorney from the Limited Partner.

                (c)     The General Partner shall send to each Partner
within 75 days after the end of each taxable year such
information as is necessary to complete federal and state income tax or information returns.

        8.3     Accounting Basis and Fiscal Year

        The Partnership's books and records (a) shall be kept on a basis chosen by the General Partner in accordance with the
accounting methods followed by the Partnership for federal income tax purposes, (b) shall reflect all Partnership transactions, (c)
shall be appropriate and adequate for the Partnership's business and for the carrying out of all provisions of this Agreement, and
(d) shall be closed and balanced the end of each Partnership fiscal year.  The fiscal year of the Partnership shall be the calendar year, unless otherwise determined by the General
Partner.

        8.4     Reports

                (a)     Annual Statements.  The General Partner shall
have prepared at least annually, at Partnership expense:  (i)
annual financial statements including a balance sheet, statement of income or loss, statement of partners' equity, statement of changes in financial position and a cash flow statement, all of which, except the cash flow statement, shall be prepared in
accordance with generally accepted accounting principles and accompanied by an auditor's report containing an opinion of an independent certified public accountant; (ii) Partnership
information necessary in the preparation of the Limited Partners'
federal and state income tax returns; (iii) a report of the
activities of the Partnership during the period covered by the report; (iv) a statement as to the reimbursements received during the year by the General Partner and its Affiliates from the
Partnership, including a verification of the allocation of the costs to the Partnership by independent certified public
accountants; (v) a tabular comparison of the results from
operations with the Financial Forecast; and (vi) a report
identifying distributions from (A) Distributable Cash from
Operations of that year, (B) Distributable Cash from Operations of prior years, and (C) Net Proceeds from Sale or Refinancing and other sources.  Copies of the financial statements and reports shall be distributed to each Limited Partner within 120 days after the close of each taxable year of the Partnership;
provided, however, that all Partnership information necessary in the preparation of the Limited Partners' federal income tax
returns shall be distributed to each Limited Partner not later than 75 days after the close of each fiscal year of the
Partnership.

                (b)     Quarterly Reports.  The General Partner shall
cause to be prepared quarterly, at Partnership expense, a report containing: (i) a statement of the compensation received by the
General Partner and its Affiliates during the quarter from the
Partnership, which statement shall set forth the services
rendered by the General Partner and its Affiliates and the amount of fees received; (ii) a balance sheet which may be unaudited;
(iii) a statement of income for the quarter then ended, which may be unaudited; (iv) a cash flow statement for the quarter then ended, which may be unaudited; and (v) other relevant
information.  Copies of the statements shall be distributed to each Limited Partner within 60 days after the end of each
quarterly period.  The information required by Form 10-Q (if required to be filed with the Securities and Exchange Commission)
will be supplied to each Limited Partner within 45 days after the end of each quarterly period.

                (c)     Unaudited Financial Statements.  Until the
Partnership is registered under Section 12(g) of the Securities
Exchange Act of 1934, as amended, the General Partner shall cause to be prepared, at Partnership expense, a semi-annual report covering the first six months of Partnership operations in each calendar year, and semi-annually thereafter, unaudited financial statements (consisting of a balance sheet, a statement of income or loss for the first six-month period and a statement of cash flow for the first six-month period) and a statement of other pertinent information regarding the Partnership and its
activities during the six-month period covered by the report.
Copies of the statements and other pertinent information shall be distributed to each Limited Partner within 60 days after the close of the six-month period covered by the report of the
Partnership.  If the Partnership has more than 35 Limited
Partners, Limited Partners representing at least five percent
(5%) of the Units may make a written request to the General
Partner for an income statement of the Partnership for the
initial three-month, six-month, or nine-month period of the
current fiscal year ended more than 30 days prior to the date of the request and a balance sheet of the Partnership as of the end of that period.  The statement shall be delivered or mailed to the Limited Partners making the request within 30 days
thereafter.  Copies of the financial statements, if any, filed with the Securities and Exchange Commission shall be distributed to each Limited Partner within 60 days after the close of the quarterly period covered by the report of the Partnership.

                (d)     General Partner's Certificate.  The financial
statements referred to in this Section 8.4 which are unaudited shall be accompanied by a certificate of the General Partner that such financial statements were prepared without audit from the books and records of the Partnership.

        8.5     Tax Returns

        The General Partner, at Partnership expense, shall cause to be prepared income tax returns for the Partnership and shall further cause such returns to be timely filed with the
appropriate authorities.

        8.6     Filings with Regulatory Agencies

        The General Partner, at Partnership expense, shall cause to be prepared and timely filed with appropriate federal and state regulatory and administrative bodies, all reports required to be filed with such entities under then current applicable laws, rules and regulations.  Any Limited Partner shall be provided with a copy of any such report upon request at such Limited
Partner's expense.

        8.7     Tax Matters Partner

        The General Partner is hereby designated as the "tax matters partner" of the Partnership in accordance with Section 6231(a)(7)
of the Internal Revenue Code and is authorized, at the
Partnership's sole cost and expense, to represent the Partnership and each Limited Partner in connection with all examinations of the Partnership affairs by tax authorities, including resulting administrative and judicial proceedings, and to expend
Partnership funds for professional services and costs connected therewith.  Each Limited Partner agrees to cooperate with the
General Partner and to do or refrain from doing any and all
things reasonably required by the General Partner to conduct such proceeding.  The General Partner shall have the right to settle any audits without the consent of the other Partners and to take any and all other actions on behalf of the Partners or the
Partnership in connection with any tax audit or judicial review proceeding to the extent permitted by applicable law and
regulations.

        ARTICLE 9

        CERTAIN MATTERS AND VOTING RIGHTS AFFECTING LIMITED PARTNERS

        9.1     Limitations

        No Limited Partner shall (a) have the authority or power in his capacity as a Limited Partner to act as agent for or on
behalf of the Partnership or any other Partner, to do any act which would be binding on the Partnership or any other Partner, or to incur any expenditures on behalf of or with respect to the
Partnership, (b) have any of his obligations to make
contributions or to return distributions compromised except upon approval of the General Partner, or as otherwise required by
Section 15666 of the Act, (c) have any right to demand or receive property other than money upon distribution from the Partnership, or (d) be compelled to accept a distribution of any asset in kind from the Partnership in lieu of a proportionate distribution of money being made to other Partners.

        9.2     Liability of Limited Partners

        The liability of each Limited Partner (in the capacity as a
Limited Partner) for the losses, debts and obligations of the
Partnership shall be limited to the Limited Partner's Capital
Contribution, and the Limited Partner's share of any
undistributed assets of the Partnership; provided, however, that under applicable partnership law, a Limited Partner may, under certain circumstances, be required to return to the Partnership amounts previously distributed to such Limited Partner for the benefit of Partnership creditors, with interest.  Any such
obligation to return distributions and pay interest shall be the sole obligation of the Limited Partners and not of the General
Partner.

        9.3     Voting Rights

                (a)     Limited Partners shall have the right, by
Majority Vote to take the following actions:

                        (1)     Amend this Agreement, subject to the
conditions contained in Article 15 hereof;

                        (2)     Dissolve and wind up the Partnership;

                        (3)     Remove the General Partner;

                        (4)     Approve or disapprove the sale of either or
both of the Properties, except in the orderly liquidation and winding up of the Partnership upon its dissolution;

                        (5)     Admit a general partner or elect to
continue the business of the Partnership after the removal of the
General Partner where there is no remaining general partner; and

                        (6)     Elect to continue the business of the
Partnership as set forth in Section 13.2(b).

                (b)     The unanimous approval of all the Limited
Partners shall be required for the admission of a general partner or the election to continue the business of the Partnership after the general partner ceases to be a general partner (other than by removal) where there is no remaining general partner.

                (c)     Notwithstanding any provision contained in the
Act to the contrary, the Limited Partners shall have no voting rights other than as expressly set forth in this Agreement.

        ARTICLE 10

        MEETINGS

        10.1    Place of Meetings

        Meetings of the Partners may be held at any place within or outside of California, at a time and place convenient to the
Limited Partners, as determined by the General Partner.

        10.2    Calling of Meetings

        A meeting of the Partners may be called by the General
Partner or by Limited Partners holding more than ten percent
(10%) of the outstanding Units for any matters on which the
Limited Partners may vote.

        10.3    Notices

                (a)     Whenever Partners are required or permitted to
take any action at a meeting, a written notice of the meeting shall be given not less than 15, nor more than 60 days before the date of the meeting to each Partner entitled to vote at the
meeting.  The notice shall state the place, date, and hour of the meeting and the general nature of the business to be transacted, and no other business may be transacted.

                (b)     Notice of a Partners' meeting or any report shall
be given either personally or by mail or other means of written communication, addressed to the Partner at the address of the
Partner appearing on the books of the Partnership or given by the
Partner to the Partnership for the purpose of notice, or, if no address appears or is given, at the place where the principal executive office of the Partnership is located or by publication at least once in a newspaper of general circulation in the county in which the principal executive office is located.  The notice or report shall be deemed to have been given at the time when delivered personally or deposited in the mail or sent by other means of written communication.  An affidavit of mailing of any notice or report in accordance with the provisions of this
Article, executed by the General Partner, shall be prima facie evidence of the giving of the notice or report.

        If any notice or report addressed to the Partner at the
address of the Partner appearing on the books of the Partnership is returned to the Partnership by the United States Postal
Service marked to indicate that the United States Postal Service is unable to deliver the notice or report to the Partner at the address, all future notices or reports shall be deemed to have been duly given without further mailing if they are available for the Partner at the principal executive office of the Partnership for a period of one year from the date of the giving of the
notice or report to all other Partners.

                (c)     Upon written request to the General Partner by
any person entitled to call a meeting of Partners, the General
Partner shall provide, within 10 days from the date the request is received, the Partners entitled to vote with a notice of the meeting specifying that the meeting will be held at the time requested by the person calling the meeting, not less than 15 nor more than 60 days after the receipt of the request.

        10.4    Adjournment

        When a Partners' meeting is adjourned to another time or
place, notice need not be given of the adjourned meeting if the time and place thereof are, announced at the meeting at which the adjournment is taken.  At the adjourned meeting the Partnership may transact any business which might have been transacted at the original meeting.  If the adjournment is for more than 45 days or if after the adjournment a new record date is fixed for the
adjourned meeting, a notice of the adjourned meeting shall be given to each Partner of record entitled to vote at the meeting in accordance with this Article 10.

        10.5    Waiver of Notice and Consent to Meeting

        The transactions of any meeting of Partners, however called and noticed, and wherever held, are as valid as though had at a meeting duly held after regular call and notice, if a quorum is present either in person or by proxy, and if, either before or after the meeting, each of the Persons entitled to vote, not present in person or by proxy, signs a written waiver of notice or a consent to the holding of the meeting or an approval of the minutes thereof.  All waivers, consents, and approvals shall be filed with the Partnership records or made a part of the minutes of the meeting.  Attendance of a person at a meeting shall
constitute a waiver of notice of the meeting, except when the person objects, at the beginning of the meeting to the
transaction of any business because the meeting is not lawfully called or convened and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters required to be included in the notice of the meeting but not so included, if the objection is expressly made at the meeting.
Neither the business to be transacted at nor the purpose of any meeting of Partners need be specified in any written waiver of notice, except as provided in Section 10.6.

        10.6    Validity of Vote for Certain Matters

        Any Partner approval at a meeting, other than unanimous
approval by those entitled to vote, pursuant to Section 9.3
hereof, shall be valid only if the general nature of the proposal so approved was stated in the notice of meeting or in any written waiver of notice.

        10.7    Quorum

                (a)     A majority of the Units held by Limited Partners
represented in person or by proxy shall constitute a quorum at a meeting of Partners.

                (b)     The Partners present at a duly called or held
meeting at which a quorum is present may continue to transact business until adjournment notwithstanding the withdrawal of enough Partners to leave less than a quorum, if any action taken
(other than adjournment) is approved by the requisite vote
necessary under Section 9.3.

                (c)     In the absence of a quorum, any meeting of
Partners may be adjourned from time to time by the vote of a majority of the outstanding Units held by Limited Partners
represented either in person or by proxy, but no other business may be transacted, except as provided in Section 10.7(b).

        10.8    Action Without a Meeting

        Any action which may be taken at any meeting of the Partners may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by Partners having not less than the minimum number of votes that would be necessary to authorize or take that action at a meeting at which all entitled to vote thereon were present and voted.  In the event the Limited
Partners are requested to consent on a matter without a meeting, each Partner shall be given notice of the matter to be voted upon in the same manner as described in Section 10.3. In the event the
General Partner, or Limited Partners representing more than ten percent (10%) of the Units, request a meeting for the purpose of discussing or voting on the matter, the notice of a meeting shall be given in accordance with Section 10.3 and no action shall be taken until the meeting is held.  Unless delayed in accordance with the provisions of the preceding sentence, any action taken without a meeting shall be effective 15 days after the required minimum number of voters have signed the consent, however, the action will be effective immediately if the General Partner and
Limited Partners holding at least ninety percent (90%) of the outstanding Units have signed the consent.

        10.9    Use of Proxies

        The use of proxies in connection with this Article 10 will be governed in the same manner as in the case of corporations formed under the California General Corporation Law.

        10.10  Record Date

        In order that the Partnership may determine the Partners of record entitled to notices of meeting or to vote, or entitled to receive any distribution or to exercise any rights in respect of any other lawful action, the General Partner, or Limited Partners holding more than ten percent (10%) of the outstanding Units, may fix, in advance, a record date, which is not more than 60 nor less than 15 days prior to the date of the meeting and not more than 60 days prior to any other action.  If no record date is fixed:

                (a)     The record date for determining Partners entitled
to notice of or to vote at a meeting of Partners shall be at the close of business on the business day next preceding the day on which notice is given or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held.

                (b)     The record date for determining Partners entitled
to give consent to Partnership action in writing without a
meeting shall be the day on which the first written consent is given.

                (c)     The record date for determining Partners for any
other purpose shall be at the close of business on the day on which the General Partner adopts it, or the 60th day prior to the date of the other action, whichever is later.

                (d)     The determination of Partners of record entitled
to notice of or to vote at a meeting of Partners shall apply to any adjournment of the meeting unless the General Partner, or the
Limited Partners who called the meeting, fix a new record date for the adjourned meeting, but the General Partner, or the
Limited Partners who called the meeting, shall fix a new record date if the meeting is adjourned for more than 45 days from the date set for the original meeting.

        ARTICLE 11

        ASSIGNMENT OF INTERESTS;
        SUBSTITUTED LIMITED PARTNERS; LIMITED LIQUIDITY PLAN

        11.1    Sale, Transfer, or Assignment of Interest of the
General Partner

        The General Partner may not sell or transfer all or any Part of its general partnership interest (not including any Units it holds) in the Partnership except in connection with the merger, consolidation, or reorganization of the General Partner into another entity or the transfer of ownership of the ownership interest in the General Partner or the assumption of the rights and duties of the General Partner or by another entity in
connection with any such transaction or as set forth in Article
7.  The General Partner may also hold Units, the sale or transfer of which is subject to Section 11.2.  Notwithstanding the
foregoing, the General Partner may assign any part of its
interest in subordinated distributions under Section 5.4(c) to any person or entity.

        11.2    Assignment of Units

        A Limited Partner may not sell, transfer, assign, pledge, or otherwise dispose of any or a part of his Units (whether
voluntarily or by operation of law) (hereinafter collectively referred to as an "assignment"), except as follows and as set forth in Section 11.7:

                (a)     A Limited Partner may assign one or more of his
Units if in compliance with this Section 11.2 and Sections 11.5 or 11.6. No consent or approval of any of the Limited Partners shall be required for such assignment.

                (b)     Any assignment must be by a written instrument,
in a form satisfactory to the General Partner and accepted by it, which instrument has been duly executed by the assignor of such
Units.  A Limited Partner shall notify the General Partner of an assignment or transfer by operation of law of a beneficial
interest in any Units which occurs without a transfer of record ownership.

                (c)     An Assignee shall be required to pay a reasonable
sum to reimburse the Partnership and the General Partner in
connection with such assignment, with such sum to be determined by the General Partner in its sole discretion.  The sum shall be intended to cover any legal fees, accounting fees, overhead
charges, and other fees or expenses incurred by the Partnership and its counsel as a result of any such assignment.

                (d)     The General Partner may require an opinion of
counsel, in form and substance satisfactory to it in its sole discretion, by counsel experienced in securities laws matters, covering (i) that the proposed assignment will be in compliance with applicable securities laws, rules and regulations, and (ii)
such other matters as may be determined by the General Partner in its sole discretion.  The fee for such  counsel shall be paid by the assignor.

        Any purported assignment of Units which is not in compliance with this Agreement is hereby declared to be null and void and of no force or effect whatsoever.

        11.3    Assignee's Rights

                (a)     An assignment of a Unit does not entitle the
Assignee to become or to exercise any rights of a Partner.  An assignment entitles the Assignee to receive, to the extent
assigned, only the distributions and allocation of profits and losses to which the assignor would be entitled after the
effective date of assignment as set forth below.  A Limited
Partner remains a Partner upon assignment of all or part of the
Limited Partner's Units, subject to the possibility of the
Assignee becoming a Substituted Limited Partner pursuant to
Section 11.5.

                (b)     The "effective date" of an assignment shall be
that date specified in the written instrument whereby the General
Partner consents to the assignment, which date shall not be later than the first day of the quarter following receipt by the
General Partner of a written notice of assignment and the
fulfillment of all conditions precedent to such assignment
provided for in this Agreement.  Notwithstanding anything to the contrary contained in this Agreement, the Partnership and the
General Partner shall be entitled to treat an assignor or
transferor of Units as the absolute owner thereof in all
respects, and shall incur no liability for allocations of income, gain, loss, deductions, credits, or distributions made to such assignor or transferor until the effective date of an assignment shall have passed.

        11.4    No Assignment Allowed Under Certain Circumstances

        Anything herein contained to the contrary notwithstanding, no Limited Partner shall have the right, without express written approval from the General Partner, to assign his Units, or any portion thereof, if such assignment would result (directly or indirectly) in the (a) termination of the Partnership for tax purposes; (b) violation of the Securities Act of 1933 or any rules or regulations thereunder, or any applicable state
securities laws or any rules or regulations thereunder; (c)
violation of any investment representation given by such Limited
Partner in connection with his acquisition of Units; (d)
treatment of the Partnership as an association taxable as a
corporation; or (e) acquisition by an Assignee who is a resident alien, non-resident alien, sellers or related parties of the sellers of the Properties, or holder of a mortgage loan on the
Properties.

        11.5    Substituted Limited Partners

                (a)     An Assignee shall not become a Substituted
Limited Partner unless the General Partner gives its express written consent to such substitution (which consent may not be unreasonably withheld) and receives such instruments and
documents, and a reasonable transfer fee, as the General Partner shall require.

                (b)     The assignor Limited Partner shall cease to be,
and the Assignee shall become, a Limited Partner, as to the Units so assigned, as of the date on which the Assignee has satisfied the requirements set forth above and as of the date of
effectiveness.

                (c)     The General Partner is hereby authorized to do
all things necessary to effect the admission of any such
Substituted Limited Partner, including, but not limited to, the filing of an amended Certificate of Limited Partnership (if
necessary), and each Limited Partner hereby agrees (and each
Substituted Limited Partner, upon the execution of the
instruments referred to in Section 11.5(a), shall be deemed to have agreed) that he shall, at the request of the General
Partner, execute and deliver any such amended Certificate of
Limited Partnership.

                (d)     Unless and until any Assignee, transferee, heir
or legatee becomes a Substituted Limited Partner, his status and rights shall be limited to the rights of an Assignee.  An
Assignee who does not become a Substituted Limited Partner shall have no right to inspect the Partnership's books or to vote on any of the matters on which a Limited Partner would be entitled to vote.  An Assignee who has become a Substituted Limited
Partner has, to the extent the assignor's Units are assigned, the rights and powers, and is subject to the restrictions and
liabilities, of a Limited Partner under this Agreement.  In no event, however, is an assignor released from the assignor's
liabilities, if any, to the Partnership pursuant to Sections
15622(d), 15652 and 15666 of the Act.

                (e)     The General Partner shall cause this Agreement
and any separate Certificate of Limited Partnership (if required by law) to be amended to reflect the substitution of Limited
Partners at least once in each fiscal quarterly period of the
Partnership.

                (f)     Any person admitted to the Partnership as a
Substituted Limited Partner shall be subject to and bound by all the provisions of this Agreement as if originally a party to this
Agreement.

        11.6    Death, Incompetency or Bankruptcy of a Limited Partner

        The death, adjudication of incompetency or bankruptcy of a
Limited Partner shall not dissolve the Partnership.  If a Limited
Partner who is an individual dies or a court of competent
jurisdiction adjudges the Limited Partner to be incompetent to manage the Limited Partner's personal property, the Limited
Partner's executor, administrator, guardian, conservator, or other legal representative may exercise all the Limited Partner's rights for the purposes of settling the Limited Partner's estate or administering the Limited Partner's property.  The executor, administrator, guardian, conservator, or other legal
representative, as applicable, of the deceased, incompetent or bankrupt Limited Partner shall nevertheless continue to be liable for all of his obligations as a Limited Partner.

        11.7    Limited Liquidity Plan

        Commencing on January 1, 1989, and each year thereafter, the
Limited Partners shall have the option to have their Units
repurchased by the Partnership or a person designated by the
Partnership subject to the terms and conditions set forth in this
Section 11.7.

                (a)     Purchase Price.  The purchase price of any Units
repurchased by the Partnership or person designated by the
Partnership pursuant to this Section 11.7 shall equal 80% of the value of such Units as established by the General Partner.  The
General Partner shall use a sales/liquidation analysis of the
Partnership to establish the value of the Units.  Such analysis shall determine the net proceeds from a sale of the Properties, based on independent appraisals, adjusted for Working Capital
Reserves, increased by the book value of other Partnership assets and decreased by Partnership debts, obligations and disposition costs.  The General Partner shall then determine, in accordance with the provisions of Sections 5.3 and 5.4, the amount of such proceeds which would be distributed to any Limited Partner
requesting repurchase.  This amount shall be the established value of a Limited Partner's Units, of which a Limited Partner would receive 80% if his Units are repurchased.

                (b)     Appraisal.  Upon receipt of a repurchase request
from a Limited Partner, the Partnership shall have the Properties appraised by an independent M.A.I. appraiser; provided, however, that if the Properties have been appraised at any time during the
12 months preceding the repurchase request, the General Partner, in its sole discretion, may elect to use either or both of the prior appraisals and forego the reappraisal of either or both of the Properties.  The purchase of Units under this plan shall be suspended during any period when one or both of the Properties are being reappraised.  The expense of the appraisals shall be borne by the Partnership.

                (c)     Exercise.  Repurchases shall be made on a
quarterly basis.  A Limited Partner shall provide the Partnership with written notice of the election to have his Units
repurchased.  The repurchase shall be made in the calendar
quarter following the quarter in which the notice is received by the Partnership.  The Partnership shall, if necessary, have one or both of the Properties appraised, calculate the value of the
Units and provide the Limited Partner notice of the purchase price for his Units no later than 45 days prior to the date the repurchase is scheduled to occur.  The Limited Partner shall have
30 days to confirm or revoke his repurchase election.  If no notice is received within this period, the Limited Partner shall be deemed to have revoked the repurchase election.  If in any quarter the requests for repurchase exceed the funds available for repurchase, priority shall be given to the requests in the order in which they were received by the Partnership.  If a
Limited Partner's request for repurchase is not satisfied in a given quarter, such Partner's priority based on the date his request was received shall carry over to subsequent quarters.
Any Limited Partners electing not to proceed will be given
priority in the order in which their elections are received in any subsequent quarter.

                (d)     Funding.  Each quarter the General Partner shall
review the requests for repurchase and based on the number of requests, allocate up to 10% of the Distributable Cash from
Operations for the purpose of making repurchases.  Any funds set aside for repurchases which are not used in the quarter so
allocated shall be promptly distributed with the next
distribution to the Partners in accordance with Section 5.3.

                (e)     Limitations.  The Partnership shall not
repurchase in the aggregate more than 5% of the outstanding Units
(exclusive of Units owned by the General Partner, its Affiliates or their employees) as of the Completion Date; provided, however, the General Partner, at its discretion, may increase the
percentage of Units eligible for repurchase on a temporary or permanent basis.  In addition, repurchases shall not be made if they would result in a "termination" of the Partnership within the meaning of Section 708(b) of the Internal Revenue Code.

        ARTICLE 12

        TERMINATION OF THE GENERAL PARTNER

        12.1    Cessation of the General Partner

                (a)     The General Partner shall cease to be the General
Partner of the Partnership only upon the happening of any of the following events (hereinafter referred to as a "Terminating
Event" and the General Partner affected as the "Terminated
General Partner"):

                        (1)     The General Partner withdraws from the
Partnership:

                        (2)     The General Partner is removed as the
General Partner of the Partnership pursuant to Section 9.3(a)(3);

                        (3)     Ninety (90) days after the Limited Partners
have received written notification (which notification shall be given by the General Partner as prompted, as practicable) that an order for relief against the General Partner has been entered under Chapter 7 of the federal bankruptcy law, or that the
General Partner (i) has made a general assignment for the benefit of creditors, (ii) has filed a voluntary petition under the
federal bankruptcy law, (iii) has filed a petition or answer seeking for the General Partner any bankruptcy, reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law, or regulation, (iv) has filed an answer or other pleading admitting or failing to contest the material allegations of a petition filed against the General
Partner in any proceeding of this nature, or (v) has sought, consented to, or acquiesced in the appointment of a trustee, receiver, or liquidator of the General Partner or of any or all substantial part of the General Partner's properties;

                        (4)     Ninety (90) days after the Limited Partners
have received written notification (which notification shall be given by the General Partner as promptly as practicable) of one of the following events: (i) commencement of any proceeding
against the General Partner seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law, or regulation, and the proceeding has not been dismissed, or (ii) if within 60 days after the
appointment without the General Partner's consent or acquiescence of a trustee, receiver, or liquidator of the General Partner or of any or all substantial part of the General Partner's
properties, the appointment is not vacated or stayed, or within
60 days after the expiration of any such stay, the appointment is not vacated; and

                        (5)     The dissolution and termination of the
General Partner.

                (b)     Upon a Terminating Event where the business of
the Partnership is continued, the interest of the Terminated
General Partner in the Partnership shall be converted or
purchased as set forth in Section 12.2 below.

                (c)     Upon a Terminating Event, the agency relationship
between the Partnership and the Terminated General Partner shall be terminated, and the Terminated General Partner shall have no liability for any debts or liabilities of the Partnership
incurred after the Terminating Event.

        12.2    Conversion or Purchase of Interest of Former General
Partner

                (a)     If the business of the Partnership continues
after a Terminating Event, the Terminated General Partner's
interest shall, at the election of the Partnership, either (i)
convert to that of a special limited partner interest or (ii) be purchased by the Partnership.  Whether the General Partner's interest is converted or repurchased, the Partnership shall pay all amounts then accrued and owing to the General Partner and its
Affiliates.  The Partnership shall provide notice of its election under this Section 12.2 to the Terminated General Partner within
30 days from the date of the election to continue its business.
If notice is not so provided, the Terminated General Partner's interest shall be converted.  Upon conversion of its interest to that of a special Limited Partner, the Terminated General Partner shall retain the same rights to profits, losses, and
distributions as before the Terminating Event and shall be
entitled to the voting rights accorded other Limited Partners.
If the Terminated General Partner's interest is repurchased, it shall receive from the Partnership the then present value of its interest in the Partnership, determined by agreement of the
Terminated General Partner and the Partnership.  If such parties cannot agree, the purchase price shall be determined in
accordance with the then current rules of the American
Arbitration Association, with the expense of arbitration borne equally by the parties.  If the termination of the Terminated
General Partner was voluntary, the method of payment for its interest shall be under a non-interest bearing unsecured,
promissory note with principal payable from distributions which the Terminated General Partner otherwise would have received under this Agreement if it had remained as General Partner.  If the termination is involuntary, the method of payment shall be under a promissory note bearing interest at the Reference Rate of the bank specified by the Terminated General Partner, with equal payments of principal and interest over a term of five years.

                (b)     If a Terminating Event Occurs and the business of
the Partnership is not continued, then the Partnership shall be terminated and its assets distributed in accordance with Article
13.

        12.3    Withdrawal by the General Partner

                (a)     The General Partner may withdraw from the
Partnership only upon providing the Limited Partners with 60 days' notice of its intent to withdraw, obtaining Majority Vote of the Limited Partners consenting to such withdrawal and upon the appointment of a successor general Partner by Majority Vote of the Limited Partners.

                (b)     A withdrawal by the General Partner under the
conditions stated above shall not act as a breach of this
Agreement.  In the event of a withdrawal by the General Partner meeting the requirements of this Section 12.3, the withdrawing
General Partner shall be entitled to have his interest purchased or converted to that of a special Limited Partner in accordance with Section 12.2.

        12.4    Termination of Executory Contracts With the General
Partner or Affiliates

        Upon a Terminating Event as set forth in Section 12.1, all executory contracts between the Partnership and the Terminated
General Partner or any Affiliate thereof may be terminated by the
Partnership effective upon 60 days prior written notice of such termination to the party so terminated.  The Terminated General
Partner or any Affiliate thereof may also terminate and cancel any such executory contract effective upon 60 days prior written notice to the Partnership.

        12.5    Reports After Removal

        Within 90 days after the Limited Partners have voted to
remove the General Partner, the General Partner shall have
Prepared, at Partnership expense, unaudited financial statements
(balance sheet, statement of income or loss, statement of
Partners' equity, and statement of changes in financial position)
Prepared in accordance with generally accepted accounting
principles and shall cause such statements to be mailed to the
Limited Partners as soon as possible after receipt thereof.

        ARTICLE 13

        DISSOLUTION AND TERMINATION OF THE PARTNERSHIP

        13.1    Dissolution

        The Partnership shall be dissolved and its affairs shall be wound up upon the happening of the first to occur of the
following:

                (a)     Upon the General Partner ceasing to be the
general partner of the Partnership as set forth in Section 12.1
(a) hereof (other than by removal) unless (i) there is at least one other General Partner and all other remaining General
Partner(s) elect to continue the business of the Partnership or
(ii) all Limited Partners agree to continue the business of the
Partnership and to admit one or more General Partners pursuant to the voting right set forth in Section 9.3(b);

                (b)     On a date designated by vote of the limited
Partners pursuant to the exercise of the voting right set forth in Section 9.3(a)(2);

                (c)     The sale or other disposition of all of the
Partnership's assets and the receipt in cash of the proceeds thereof;

                (d)     Upon entry of a decree judicial dissolution; or

                (e)     On December 31, 2016.

        13.2    Continuation of the Business of the Partnership

        The business of the Partnership may be continued as follows:

                (a)     If the General Partner ceases to be a general
partner of the Partnership, any then remaining General Partner, without the necessity for the consent of the Limited Partners, shall have the right to continue the business of the Partnership.

                (b)     In all other events where a dissolution his
occurred, upon a Majority Vote of the Limited Partners consenting to the continuation of the business of the Partnership, except that if the General Partner ceases to be the general partner of the Partnership (other than by removal) and there is no remaining
General Partner, the admission of a new General Partner or the election to continue the business of the Partnership shall
require the unanimous consent of all Limited Partners.

        13.3    Liquidation

                (a)     In the event of dissolution as provided in
Section 13.1, if there has been no election to continue the
Partnership as provided for in this Agreement and following any sale of the Partnership's real or personal property, the liquid assets of the Partnership shall be distributed as follows:

                        (1)     All of the Partnership's debts and
liabilities to persons (including Partners to the extent
permitted by law) shall be paid and discharged, but excluding secured creditors whose obligations will be assumed or otherwise transferred on the liquidation of Partnership assets and any reserve deemed necessary by the General Partner for the payment of such debts shall be set aside; and

                        (2)     The balance of such assets of the
Partnership shall be distributed to the Partners in amounts equal to the Partners' positive balances in their capital accounts and otherwise in accordance with Article 5.

                (b)     Upon dissolution, each Limited Partner shall look
solely to the assets of the Partnership for the return of his
Invested Capital, and shall be entitled only to a cash
distribution of Partnership property and assets in return
thereof.  If the Partnership property remaining after the payment or discharge of the debts and liabilities of the Partnership is insufficient to return the Invested Capital of each Limited
Partner, such Limited Partner shall have no recourse against any other Limited Partner or against the General Partner, except to the extent provided in Section 5.7.  The winding up of the
affairs of the Partnership and the distribution of its assets shall be conducted exclusively by the General Partner, who is hereby authorized to do any and all acts and things authorized by law for these purposes.  In the event of dissolution or
bankruptcy of the General Partner or removal of the General
Partner by the Limited Partners and there is a failure to appoint a new General Partner, the winding up of the affairs of the
Partnership and the distribution of its assets shall be conducted by the remaining General Partner, if any, or by such person as may be selected by a Majority Vote of the Limited Partners, which person is hereby authorized to do any and all acts and things authorized by law for these purposes.

                (c)     In the event the Partnership is "liquidated"
within the meaning of Treasury Regulation Section 1.704-
1(b)(2)(ii)(g), (i) distributions shall be made pursuant to
Section 13.3 to the Partners who have positive capital accounts in compliance with Treasury Regulation Section
1.7041(b)(2)(ii)(b)(2), and (ii) if the General Partner's capital account has a deficit balance (after giving effect to all
contributions, distributions, and allocations for all taxable years, including the year during which such liquidation occurs), the General Partner shall contribute to the capital of the
Partnership the amount necessary to restore such deficit balance in compliance with Section 5.7. Distributions pursuant to the preceding sentence may be distributed to a trust established for the benefit of the Partners for the purposes of liquidating
Partnership assets, collecting amounts owed to the Partnership, and paying any contingent or unforeseen liabilities or
obligations of the Partnership or of the General Partner arising out of or in connection with the Partnership.  The assets of any such trust shall be distributed to the Partners from time to time, in the reasonable discretion of the General Partner, in the same proportions as the amount distributed to such trust by the
Partnership would otherwise have been distributed to the Partners pursuant to this Agreement.

        13.4    Cancellation of Certificate of Limited Partnership

        Upon the completion of the distribution of Partnership
assets as provided in this Article 13 and the termination of the
Partnership, the General Partner or other person acting as
liquidator (or the Limited Partners, if necessary) shall cause the Certificate of Limited Partnership of the Partnership to be
cancelled and shall take such other actions as may be necessary to legally terminate the Partnership.

        ARTICLE 14

        PARTNERSHIP EXPENSES

        14.1    Reimbursement to General Partner

        The Partnership shall reimburse the General Partner for
those items specifically set forth in Article 7.

        14.2    Payment of Expenses of the Partnership

        All of the ongoing Partnership expenses shall be billed
directly to and paid by the Partnership.  The Partnership's
expenses will include the following:

                (a)     Organization and Offering Expenses (subject to
the limitation in Section 7.1).

                (b)     Expenses connected with the Properties, which may
include, but are not limited to: (i) expenses in connection with the acquisition, development, financing, refinancing and
disposition of the Properties; (ii) expenses in connection with the replacement, alteration, repair, remodeling, refurbishment, and leasing of the Properties; (iii) direct salary expenses for employees, other than Control Persons, of the General Partner or its Affiliates performing services outside the normal scope of activities required by the General Partner; (iv) all operational costs of the Properties, including taxes, utilities, insurance, cost of maintenance and repair, mortgage payments, and all costs of borrowed money, taxes, and assessments on Partnership property and other taxes applicable to the Partnership; (v) all costs associated with the sale of the Properties, including the costs of servicing any seller financing; (vi) legal, accounting, audit, appraisal, engineering and other fees; and (vi) fees and expenses paid to independent contractors, mortgage bankers, brokers and servicers, leasing agents, consultants, on-site managers, real estate brokers, insurance brokers, and other agents.

                (c)     Expenses of Partnership administration, including
all accounting, documentation, professional, asset management, and reporting expenses of the Partnership, which may include, but are not limited to: (i) preparation and documentation of
Partnership bookkeeping, accounting, and audits; (ii) preparation and documentation of budgets, economic surveys, cash flow
projections, and working capital requirements; (iii) preparation and documentation of Partnership state and federal tax returns;
(iv) printing, engraving, and other expenses and taxes incurred in connection with the issuance, distribution, transfer,
registration, and recording of documents evidencing ownership of
Units or in connection with the business of the Partnership; (v)
expenses of insurance as required in connection with the business of the Partnership; (vi) expenses in connection with
distributions made by the Partnership to, and communications, bookkeeping and clerical work necessary in maintaining relations with limited Partners, including the cost of printing and mailing to such persons reports of the Partnership and of preparation of proxy statements and solicitations of proxies in connection
therewith; (vii) expenses in connection with preparing and
mailing reports required to be furnished to Limited Partners for investor, tax reporting, or other purposes, or expenses
associated with furnishing reports to Limited Partners which the
General Partner deems to be in the best interests of the
Partnership; (viii) expenses of revising, amending, converting, modifying, or terminating the Partnership; (ix) costs incurred in connection with any litigation in which the Partnership is
involved as well as any examination, investigation, or other proceedings conducted by any regulatory agency of the
Partnership, including legal and accounting fees incurred in connection therewith; (x) costs of any computer equipment or services used for or by the Partnership; (xi) costs of any
accounting, statistical, or bookkeeping equipment necessary for the maintenance of the books and records of the Partnership;
(xii) costs of preparation and dissemination of informational material and documentation relating to potential sale,
refinancing, or other disposition of Partnership property; (xiii)
supervision and expenses of professionals employed by the
Partnership in connection with any of the foregoing, including attorneys, accountants, and appraisers; and (xiv) other
Partnership administration expenses.

                (d)     Other costs or expenses necessary or advisable
for the operation of the business of the Partnership.

        ARTICLE 15

        AMENDMENTS OF PARTNERSHIP DOCUMENTS

        15.1    Amendments in General

        Except as otherwise provided in this Agreement, this
Agreement may be amended only with the consent of the General
Partner and by a Majority Vote of the Limited Partners.

        15.2    Amendments Without Consent of Limited Partners

        In addition to any amendments otherwise authorized herein, amendments may be made to this Agreement from time to time by the
General Partner, without the consent of any of the Limited
Partners, which (a) add to the representations, duties or
obligations of the General Partner or surrender any right or power granted to the General Partner herein, for the benefit of the Limited Partners; (b) correct any error, resolve any
ambiguity, or supplement any provision which may be inconsistent with another provision hereof, or make any other provision with respect to matters or questions arising under this Agreement that is not inconsistent with the provisions of this Agreement; (c)
delete or add any provision of this Agreement required to be so deleted or added by the Securities Exchange Commission or any state securities commission or similar governmental authority for the benefit or protection of the Limited Partners; (d) amend this
Agreement and any Certificate of Limited Partnership (if
required) to admit Limited Partners pursuant to Article 3 and
Section 11.5; (e) reflect reductions in the Capital Contributions of the Limited Partners resulting from a return of capital; (f)
amend this Agreement upon advice of counsel or accountants that the provisions contained herein are unlikely to be given effect for federal income tax purposes, to the minimum extent necessary;
any such new allocation shall not give rise to any claim or cause of action by any Limited Partner or Assignee; (g) elect for the
Partnership to be governed by any successor California statute governing limited partnerships; (h) would make an amendment
desirable to effectuate the intent of the Partners, as long as any Partner who is adversely affected in any material respect by such an amendment consents to the amendment if there occurs any change in the law governing limited partnerships; (i) makes any change necessary or advisable in the discretion of the General
Partner to cause the Partnership to be treated as a partnership for federal income tax purposes, and (j) makes any other change which does not adversely affect the rights of the Limited
Partners or Assignees in any material respect; provided, however, that the General Partner shall not have the right under this subsection 15.2(j) to amend Articles 4, 5, 6 or 9, or Article 7, if the amendment would increase the General Partner or its
Affiliates compensation or reimbursements.

        15.3    Amendments Needing Consent of Affected Partners

        Notwithstanding any other provision of this Agreement,
without the consent of the Partner or Partners to be adversely affected by any amendment to this Agreement, this Agreement may not be amended to (a) convert a Limited Partner's interest into a
General Partner's interest, (b) modify the limited liability of a
Limited Partner, (c) increase, add or alter any obligation of the
General Partner, (d) adversely affect the status of the
Partnership as a partnership for federal income tax purposes, or
(e) otherwise modify the compensation, distributions, or rights of reimbursement to which the General Partner is entitled or affect the duties of the General Partner or the indemnification to which the General Partner and its Affiliates are entitled under Section 6.7.

        15.4    Amendments to Certificates of Limited Partnership

                (a)     The General Partner shall cause to be filed with
the California Secretary of State, within 30 days after the
happening of any of the following events, an amendment to the
Certificate of Limited Partnership reflecting the occurrence of any of the following events:

                        (1)     A change in the name of the Partnership;

                        (2)     A change in either of the following:

                                (i)     The street address of the
Partnership's principal executive office.

                                (ii)    If the principal executive office is
not in California, the street address of an office in California;

                        (3)     A change in the address of or withdrawal of
the General Partner, or a change in the address of the agent for service of process, unless a corporate agent is designated, or appointment of a new agent for service of process;

                        (4)     The admission of a General Partner and that
Partner's address; and

                        (5)     The discovery by the General Partner of any
false or erroneous material statement contained in the
Certificate of Limited Partnership.

                (b)     Any Certificate of Limited Partnership filed or
recorded in jurisdictions other than California shall be amended as required by applicable law.

                (c)     The Certificate of Limited Partnership may also
be amended at any time in any other manner deemed appropriate by the General Partner.

        15.5    Amendments After Change of Law

        This Agreement and any other Partnership documents may be
amended and refiled, if necessary, by the General Partner without the consent of the Limited Partners if there occurs any change that permits or requires an amendment of this Agreement under the
Act or of any other Partnership document under applicable law, so long as no Partner is adversely affected in any material respect
(or consent is given by such Partner).

        ARTICLE 16

        MISCELLANEOUS PROVISIONS

        16.1    Notices

                (a)     Any written notice, offer, demand or
communication required or permitted to be given by any provision of this Agreement shall be deemed to have been sufficiently given for all purposes if delivered personally to the party to whom the same is directed or if sent by certified mail addressed (i) if to the General Partner, to the principal place of business and
office of the Partnership specified in this Agreement and (ii) if to a Limited Partner, to such Limited Partner's address as set forth on his Subscription Agreement or any other address provided to the General Partner by such Limited Partner.

                (b)     Any such notice that is sent by certified mail
shall be deemed to be given two (2) days after the date on which the same is mailed.

                (c)     The General Partner may change its address for
purposes of this Agreement by giving written notice of such
change to the Limited Partners, and any Limited Partner may
change his address for purposes of this Agreement by giving
written notice of such change to the General Partner, in the manner hereinbefore provided for the giving of notices.

        16.2    Article and Section Headings

        The Article and Section headings in this Agreement are
inserted for convenience and identification only and are in no way intended to define or limit the scope, extent or intent of this Agreement or any of the provisions hereof.

        16.3    Construction

        Whenever the singular number is used herein, the same shall include the plural; and the neuter, masculine and feminine
genders shall include each other.  If any language is stricken or deleted from this Agreement, such language shall be deemed never to have appeared herein and no other implication shall be drawn therefrom.  The language in all parts of this Agreement shall be in all cases construed according to its fair meaning and not strictly for or against the General Partner or the Limited
Partners.

        16.4    Severability

        If any covenant, condition, term or provision of this
Agreement is illegal, or if the application thereof to any Person or in any circumstance shall to any extent be judicially
determined to be invalid or unenforceable, the remainder of this
Agreement, or the application of such covenant, condition, term or provision to Persons or in circumstances other than those to which it is held invalid or unenforceable, shall not be affected thereby, and each covenant, condition, term and provision of this
Agreement       shall be valid and enforceable to the fullest extent
permitted by law.

        16.5    Governing Law

        This    Agreement shall be construed and enforced in
accordance with, and governed by, the internal laws of the State of California.

        16.6    Counterparts

        This    Agreement may be executed in one or more counterparts
each of which shall, for all purposes, be deemed an original and all of such counterparts, taken together, shall constitute one and the same Agreement binding on all of the Partners.

        16.7    Entire Agreement

        This Agreement constitutes the entire agreement of the
parties.  All prior agreements among the parties, whether written or oral, are merged herein and shall be of no force or effect.
This Agreement cannot be changed, modified or discharged orally but only by an agreement in writing.  There are no
representations, warranties, or agreements other than those set forth in this Agreement, the Subscription Agreement, or the
Prospectus, if any.

        16.8    Cross-References

        All cross-references in this Agreement, unless specifically directed to another Agreement or document, refer to provisions in this Agreement.

        16.9    Power of Attorney to the General Partner

                (a)     Each Limited Partner hereby irrevocably makes,
constitutes, and appoints the General Partner and any person designated by it, with full substitution, its agent and attorney-
in-fact in his name, place and stead, to make, execute, swear to and acknowledge, amend, file, record and deliver the following documents and any other documents deemed by the General Partner necessary for the business of the Partnership: (i) any
Certificate of Limited Partnership, required or permitted to be filed on behalf of the Partnership, and any and all certificates as necessary to qualify or continue the Partnership as a limited partnership or partnership wherein the Limited Partners thereof have limited liability in the states where the Partnership may be doing business, and all instruments which effect a change or modification of the Partnership in accordance with this
Agreement; (ii) this Agreement and any amendments thereto in accordance with this Agreement; (iii) any other instrument which is now or which may hereafter be required or advisable to be filed for or on behalf of the Partnership; (iv) any agreement to secure payment of additional contributions due from that Limited
Partner; (v) any document which may be required to effect the continuation of the Partnership, the admission of an additional or Substituted Limited Partner, or the dissolution and
termination of the Partnership (provided such continuation,
admission or dissolution and termination is in accordance with the terms of this Agreement), or to reflect any reductions in amount of contributions of Partners; (vi) any document,
instrument, application, certificate, or order required to be made, executed, acknowledged, or sworn to in connection with the withdrawal or receipt from escrow of any cash of a Limited
Partner in connection with his purchase of Units, consistent with the Prospectus; in each case having the power to execute such instruments on his behalf, whether the undersigned approved of such action or not; and (vii) any additions, deletions and
corrections to the Subscription Agreement which does not
adversely affect the position of the Limited Partners.

                (b)     This Power of Attorney is a special Power of
Attorney coupled with an interest, and shall not be revoked and shall survive the assignment, delivery, or transfer by the
undersigned of all or part of his interest in the Partnership and, being coupled with an interest, shall survive the death or disability or cessation of the existence as a legal entity of the undersigned, except that where the assignee has been approved by said attorney, as General Partner of the Partnership, for
admission to the Partnership as a Substituted Limited Partner,
this Power of Attorney shall survive the delivery of such
assignment for the sole purpose of enabling said attorney to execute, acknowledge and file any instrument necessary to
effectuate said substitution.

                (c)     Each Limited Partner hereby gives and grants to
his said attorney full power and authority to do and perform each and every act and thing whatsoever requisite, necessary or
appropriate to be done in or in connection with this Power of
Attorney as fully to all intents and purposes as he might or could do if personally present, hereby ratifying all that his said attorney shall lawfully do or cause to be done by virtue of this Power of Attorney.

                (d)     The existence of this Power of Attorney shall not
preclude execution of any such instrument by the undersigned individually on any such matter.  A person dealing with the
Partnership may conclusively presume and rely on the fact that any such instrument executed by such agent and attorney-in-fact is authorized, regular and binding without further inquiry.

                (e)     This Power of Attorney may be exercised by an
officer of the General Partner by a facsimile signature of such officer, or by listing all of the Limited Partners executing any instrument with a single signature of one of the officers of the
General Partner acting as attorney-in-fact for all of them.

        16.10  Further Assurances

        The Limited Partners shall execute and deliver such further instruments and do such further acts and things as may be
required to carry out the intent and purposes of this Agreement.

        16.11  Successors and Assigns

        Subject in all respects to the limitations on
transferability contained herein, this Agreement shall be binding upon, and shall inure to the benefit of, the heirs,
administrators, personal representatives, successors and assigns of the respective parties hereto.

        16.12  Waiver of Action for Partition

        Each of the parties hereto irrevocably waives during the
term of the Partnership and during the period of its liquidation following any dissolution, any right that he may have to maintain any action for partition with respect to any of the assets of the
Partnership.

        16.13  Creditors

        None of the provisions of this Agreement shall be for the
benefit of or enforceable by any of the creditors of the
Partnership or the Partners.

        16.14  Remedies

        The rights and remedies of the Partners hereunder shall not be mutually exclusive, and the exercise by any Partner of any right to which he is entitled shall not preclude the exercise of any other right he may have.

        16.15  Authority

        Each individual executing this Agreement on behalf of a
partnership, corporation, or other entity warrants that he is authorized to do so and that this Agreement will constitute the legally binding obligation of the entity which he represents.

        16.16  Tax Elections

        The General Partner shall cause the Partnership to make all elections required or permitted to be made for income tax
purposes in such manner as the General Partner in its sole
discretion deems appropriate or necessary.  However, it is not anticipated that the General Partner will elect, in accordance with Section 754 of the Internal Revenue Code, to adjust the basis of the Partnership property as described in Sections 734 and 743 of the Internal Revenue Code.

        16.17  Signatures

        The signature of the General Partner shall be sufficient to bind the Partnership to any agreement or on any document,
including, but not limited to, documents drawn or agreements made in connection with the acquisition or disposition of any assets.

        16.18  Withholding Taxes

        In the event that the Partnership is obligated to withhold taxes with respect to any Partner:

                (a)     Any tax required to be withheld shall be charged
to that Partner's capital account as if the amount of such tax had been distributed to such Partner;

                (b)     The General Partner shall have the right to make
a loan to such Partner in an amount equal to the amount of tax required to be withheld to the extent that cash is needed to make the withholding payments attributable to that Partner; and

                (c)     The General Partner may retain appropriate
portions of a Partner's distributions until any withholding
obligations relating to that Partner are satisfied and may apply such distributions to any loan made pursuant hereto.

        IN WITNESS WHEREOF, the parties hereto have executed this
Agreement as of ________________, 1987.

GENERAL PARTNER:
Prometheus Development Co., Inc., a California corporation

By /S/ SANFORD N. DILLER
     Sanford N. Diller
     President

INITIAL LIMITED PARTNER:
Prom XX, Inc., a California corporation

By /S/ SANFORD N. DILLER
     Sanford N. Diller
     President

ADDITIONAL LIMITED PARTNERS

Pursuant to Signatures on Subscription Agreement

Upon admission of the additional
Limited Partners set forth in
Schedule A, the Initial Limited
Partner hereby withdraws as a Partner
of the Partnership upon redemption
for the cost of its interest.

Prom XX, Inc.,
a California corporation

By /S/ SANFORD N. DILLER
     Sanford N. Diller
     President

                                  APPENDIX C-1

              December 5, 2000 Appraisal of CB Richard Ellis, Inc.

   CB RICHARD ELLIS

                               COMPLETE APPRAISAL

                                 SUMMARY REPORT

                                       OF

                       ALDERWOOD AND TIMBERLEAF APARTMENTS
                      900 Pepper Tree & 2147 Newhall Street
                   Santa Clara, Santa Clara County, California
                              CBREI File No. 00-931

                                  DATE OF VALUE

                                DECEMBER 5, 2000

                                  PREPARED FOR

                                    John Ghio
                PROMETHEUS INCOME PARTNERS, A CALIFORNIA LIMITED
                                   PARTNERSHIP
                               350 Bridge Parkway
                         Redwood City, California 94065

                                   PREPARED BY

                             CB RICHARD ELLIS, INC.
                          VALUATION & ADVISORY SERVICES
                          350 Sansome Street, Suite 840
                         San Francisco, California 94104

December 14, 2000

John Ghio
PROMETHEUS INCOME PARTNERS, A CALIFORNIA LIMITED PARTNERSHIP
350 Bridge Parkway
Redwood City, California  94065

RE:      Appraisal of ALDERWOOD AND TIMBERLEAF APARTMENTS
         900 Pepper Tree & 2147 Newhall Street
         Santa Clara, Santa Clara County, California
         CBREI File No. 00-931

Dear Mr. Ghio:

At your  request  and  authorization,  CB Richard  Ellis,  Inc.  has  prepared a
Complete  Appraisal  presented in a summary appraisal report of the market value in the referenced real property.

The subject is comprised of two garden apartment buildings.  Alderwood Apartment is a 234 unit  apartment  complex  built in 1986 situated on a 9.42 acre site in
Santa  Clara,  Santa Clara  County,  California.  Currently  the property is 99%
occupied.  Timberleaf  Apartments is a 124 units apartment complex built in 1986 situated on a 4.94 acre site in Santa  Clara,  Santa Clara  County,  California.
Currently it is 99% occupied.  The subject is more fully described,  legally and physically within the enclosed report.

Data,  information,  and  calculations  leading  to  the  value  conclusion  are incorporated in the report following this letter.  The report,  in its entirety, including all  assumptions and limiting  conditions,  is an integral part of and inseparable from this letter.

Based on the analysis contained in the following report, the market value of the subject is concluded as follows:

--------------------------------------------------------------------------------
                            MARKET VALUE CONCLUSION
--------------------------------------------------------------------------------
  Location          Appraisal Premise             Interest Appraised       Date of Value            Value Conclusion
------------------------------------------------------------------------------------------------------------------------------------
Alderwood                As Is                       Fee Simple          December 5, 2000              $45,500,000
Timber leaf              As Is                       Fee Simple          December 5, 2000              $23,400,000
------------------------------------------------------------------------------------------------------------------------------------
Source:  CB Richard Ellis, Inc.
------------------------------------------------------------------------------------------------------------------------------------

The  following  appraisal  sets  forth the most  pertinent  data  gathered,  the techniques  employed,  and the  reasoning  leading to the opinion of value.  The analyses,  opinions and conclusions were developed based on, and this report has been prepared in  conformance  with,  our  interpretation  of the guidelines and recommendations  set forth in the Uniform  Standards of  Professional  Appraisal
Practice  (USPAP),  the  requirements  of the Code of  Professional  Ethics  and
Standards of Professional  Appraisal  Practice

John Ghio

of the Appraisal Institute,  The Financial  Institutions Reform,  Recovery,  and
Enforcement Act of 1989 (FIRREA), Title XI Regulations.

The report is for the sole use of the client;  however,  client may provide only complete,  final  copies  of the  appraisal  report  in its  entirety  (but  not component  parts) to third  parties who shall review such reports in  connection with loan underwriting or securitization  efforts.  Appraiser is not required to explain or testify as to appraisal  results  other than to respond to the client for routine and  customary  questions.  Please note that our consent to allow an appraisal report prepared by CB Richard Ellis,  Inc. or portions of such report, to become part of or be referenced in any public offering,  the granting of such consent will be at our sole discretion and, if given,  will be on condition that we will  be  provided  with an  Indemnification  Agreement  and/or  Non-Reliance letter, in a form and content satisfactory to us, by a party satisfactory to us.
We do  consent  to your  submission  of the  reports  to rating  agencies,  loan participants or your auditors in its entirety (but not component  parts) without the need to provide us with an  Indemnification  Agreement  and/or  Non-Reliance letter.

It has  been a  pleasure  to  assist  you in this  assignment.  If you  have any questions  concerning  the  analysis,  or if CB Richard  Ellis,  Inc.  can be of further service, please contact us.

Respectfully submitted,

CB RICHARD ELLIS, INC.
VALUATION & ADVISORY SERVICES

/s/ Susan R. Mullahey                     /s/ Elizabeth Champagne
------------------------------------      -----------------------------------
Susan R. Mullahey                         Elizabeth Champagne, MAI
Senior Real Estate Analyst                Senior Managing Director
California Cert.  AG010520                California Cert. AG025144

Phone:  415-986-7259                      Phone:  415-986-7395
Fax:    415-986-6862                      Fax:    415-986-6862
Email:  smullahey@cbrichardellis.com      Email:  echampagne@cbrichardellis.com

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS               CERTIFICATION OF THE APPRAISAL
--------------------------------------------------------------------------------

                         Certification of the Appraisal

We certify to the best of our knowledge and belief:

1.   The statements of fact contained in this report are true and correct.

2.   The reported  analyses,  opinions,  and conclusions are limited only by the
     reported   assumptions  and  limiting  conditions  and  are  our  personal, impartial and unbiased professional analyses, opinions, and conclusions.

3.   We have no present or  prospective  interest in or bias with respect to the property  that is the subject of this report and have no personal  interest in or bias with respect to the parties involved with this assignment.

4.   Our engagement in this  assignment was not  contingent  upon  developing or reporting predetermined results.

5.   Our  compensation for completing this assignment is not contingent upon the development  or  reporting of a  predetermined  value or direction in value that favors the cause of the client,  the amount of the value opinion,  the attainment of a stipulated  result, or the occurrence of a subsequent event directly  related  to the  intended  use of  this  appraisal,  such  as the approval of a loan.

6.   This appraisal assignment was not based upon a requested minimum valuation, a specific valuation , or the approval of a loan.

7.   Our analyses, opinions, and conclusions were developed, and this report has been prepared,  in conformity  with the Uniform  Standards of  Professional
     Appraisal Practice of The Appraisal  Foundation and the requirements of the
     Code of  Professional  Ethics and the Standards of  Professional  Appraisal
     Practice of the Appraisal Institute.  In addition,  this report conforms to the  requirements  of the  Financial  Institutions  Reform,  Recovery,  and
     Enforcement Act (FIRREA).

8.   The use of this  report is subject  to the  requirements  of the  Appraisal
     Institute relating to review by its duly authorized representatives.

9.   Elizabeth  Champagne,  MAI has completed the requirements of the continuing education program of the Appraisal Institute.

10.  Susan R. Mullahey has and Elizabeth Champagne,  MAI has not made a personal inspection of the property that is the subject of this report.

11.  No one provided professional assistance to the persons signing this report.

12.  Susan R. Mullahey and Elizabeth Champagne, MAI have extensive experience in the appraisal/review of similar property types.

13.  Susan R. Mullahey and Elizabeth  Champagne,  MAI are currently certified in the state where the subject is located.

14.  Valuation and Advisory Services operates as an independent  economic entity within CB Richard Ellis, Inc. Although other employees of CB Richard Ellis,
     Inc.  divisions may be contacted as a part of our routine  market  research investigations,  absolute client confidentiality and privacy are maintained at all times with regard to this assignment without conflict of interest.

/s/ Susan R. Mullahey                     /s/ Elizabeth Champagne
------------------------------------      -----------------------------------
Susan R. Mullahey                         Elizabeth Champagne, MAI
Senior Real Estate Analyst                Senior Managing Director
California Cert.  AG010520                California Cert. AG025144

--------------------------------------------------------------------------------
                                       i

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                          SUBJECT PHOTOGRAPHS
--------------------------------------------------------------------------------

                               Subject Photographs

                         [photo of property - Alderwood]

--------------------------------------------------------------------------------
                    "TYPICAL VIEW OF THE SUBJECT - ALDERWOOD"
--------------------------------------------------------------------------------

                        [photo of property - Timberleaf]

--------------------------------------------------------------------------------
                   "TYPICAL VIEW OF THE SUBJECT - TIMBERLEAF"
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       ii

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                     SUMMARY OF SALIENT FACTS
--------------------------------------------------------------------------------

                            Summary of Salient Facts

Property Name                     Alderwood Apartments

Location                          900 Pepper Tree Lane, Santa Clara
                                  California

Acessor's Parcel Number           290-26-009

Highest and Best Use

  As Though Vacant                Aparment

  As Improved                     Aparment

Property Rights Appraised         Fee Simple

Land Area                         9.42 AC         410,422 SF

Excess Land Area                  0.00 AC         0 SF

Improvements

  Number of Buidlings             19

  Number of Stories               2

  Gross Buidling Area             195,000 SF

  Net Rentable Area               187,514 SF

  Number of Units                 234

  Average Unit Size               801 SF

  Year Built                      1986

  Condition                       Good

Estimated Exposure Time           12 Months

Financial Indicators

  Current Overall Occupancy       99.1%

  Stabilized Overall Occupancy    95.0%

  Estimated Lease-up Period       0 Months

  Overall Capitalization Rate     8.50%

  Discount Rate                   12.00%

  Terminal Capitalization Rate    11.00%

Stabilized Operating Data                   Total                Per Unit
                                       ----------------       ---------------
  Effective Gross Income                     $5,613,835               $23,991

  Operating Expenses                         $1,558,485                $6,660

  Expense Ratio                                  27.76%

  Net Operating Income                       $4,055,350               $17,331

--------------------------------------------------------------------------------
                                       iii

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                     SUMMARY OF SALIENT FACTS
--------------------------------------------------------------------------------

                            Summary of Salient Facts

Property Name                     Timberleaf Apartments

Location                          2147 Newhall Street, Santa Clara, California

Acessor's Parcel Number           269-58-057

Highest and Best Use

  As Though Vacant                Aparment

  As Improved                     Aparment

Property Rights Appraised         Fee Simple

Land Area                         4.94 AC         215,186 SF

Improvements

  Number of Buidlings             9

  Number of Stories               2&3

  Gross Buidling Area             107,000 SF

  Net Rentable Area               100,052 SF

  Number of Units                 124

  Average Unit Size               807 SF

  Year Built                      1986

  Condition                       Good

Estimated Exposure Time           12 Months

Financial Indicators

  Current Overall Occupancy       100.0%

  Stabilized Overall Occupancy    95.0%

  Estimated Lease-up Period       0 Months

  Overall Capitalization Rate     8.50%

  Discount Rate                   12.00%

  Terminal Capitalization Rate    11.00%

Stabilized Operating Data                   Total                Per Unit
                                       ----------------       ---------------
  Effective Gross Income                     $2,975,096               $23,993

  Operating Expenses                           $879,228                $7,091

  Expense Ratio                                  29.55%

  Net Operating Income                       $2,095,868               $16,902

--------------------------------------------------------------------------------
                                       iv

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                            TABLE OF CONTENTS
--------------------------------------------------------------------------------

ADDENDA
A   Glossary of Terms
A   Additional Photographs
A   Improved Comparable Sales
A   Rent Comparables
A   Demographics

--------------------------------------------------------------------------------
                                       v

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                                 INTRODUCTION
--------------------------------------------------------------------------------

                                  INTRODUCTION

PROPERTY IDENTIFICATION

The subject's street address is 900 Pepper Tree & 2147 Newhall Street,  in Santa
Clara, Santa Clara County, California.

OWNERSHIP AND PROPERTY HISTORY

Title to the  property  is  currently  vested in the name of  Prometheus  Income
Partners,  who acquired title to the property in 1987 for an undisclosed amount.
There have been no ownership  transfers of the property in the last three years.
As of the date of value, the subject is not being marketed for sale.

DATE OF INSPECTION

The subject was inspected on December 8, 2000.

DATE OF VALUE

The date of value is December 8, 2000.

DATE OF REPORT

The date of report is the date indicated on the letter of transmittal.

PURPOSE OF THE APPRAISAL

The purpose of this  appraisal  is to estimate  the market  value of the subject property. Market value is defined as follows:

The most probable price which a property  should bring in a competitive and open market under all conditions  requisite to a fair sale, the buyer and seller each acting  prudently and  knowledgeably,  and assuming the price is not affected by undue stimulus.  Implicit in this definition is the consummation of a sale as of a specified date and the passing of title from seller to buyer under  conditions whereby:

buyer and seller are typically motivated;
both parties are well informed or well advised, and acting in what they consider their own best interests;
a reasonable time is allowed for exposure in the open market;
payment is made in  terms  of cash in U.S.  dollars  or in  terms  of  financial arrangements comparable thereto; and

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ALDERWOOD AND TIMBERLEAF APARTMENTS                                 INTRODUCTION
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the price represents the normal  consideration  for the property sold unaffected by special or  creative  financing  or sales  concessions  granted by anyone associated with the sale. 1

PREMISE OF THE APPRAISAL

The premise of this appraisal valuation is "as is" on the date of value.

TERMS AND DEFINITIONS

The Glossary of Terms in the Addenda  provides  definitions  for terms that are, and may be used in this appraisal.

INTENDED USE AND USER OF REPORT

This appraisal is to aid in internal decisions by the client,  Prometheus Income
Partners, a California Limited Partnership.

PROPERTY RIGHTS APPRAISED

The interest appraised represents the fee simple estate.

APPRAISAL DEVELOPMENT AND REPORTING PROCESS

The  following  steps  were  completed  by  CB  Richard  Ellis,  Inc.  for  this assignment:

1.  identified the subject property;
2.  understood the intended use of the report;
3.  applied appropriate appraisal methodology;
4.  analyzed the comparable data to arrive at a probable range of value via each approach to value used in this report;
5.  reconciled  the results of each  approach into a reasonable  and  defensible final estimate of value for the subject, as defined herein; and
6.  estimated a reasonable  exposure time and marketing time associated with the value estimate.

To develop the opinion of value,  CB Richard  Ellis,  Inc.  performed a Complete
Appraisal as defined by the Uniform Standards of Professional Appraisal Practice
(USPAP).  This means that no departures  from  Standard 1 were invoked.  In this
Complete  Appraisal,  CB Richard Ellis, Inc. used all appropriate  approaches to value.  Furthermore,  the value conclusion  reflects all known information about the subject, market conditions, and available data.

This  appraisal  of the  subject  has been  presented  in the form of a  Summary
Report,  which is intended to comply with the reporting  requirements  set forth under Standards Rule 2-2(b) of the USPAP. That is,

-------------------------
1 The definition of market value is taken from Uniform Standards of Professional
Appraisal  Practice  adopted by the Appraisal  Standards  Board of The Appraisal
Foundation,  1997 Edition. This definition is also compatible with the OTS, RTC,
FDIC, NCUA, and the Board of Governors of the Federal Reserve System  definition of market value.  This  definition is compatible  with the  definition of market value contained in The Dictionary of Real Estate Appraisal, Third Edition.

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ALDERWOOD AND TIMBERLEAF APARTMENTS                                 INTRODUCTION
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this report  incorporates,  a summary of explanation of the data,  reasoning and analysis  which were used to develop  the  opinion of value.  This  report  also includes  summary  descriptions  of the subject and the market for the  property type.

SPECIAL APPRAISAL INSTRUCTIONS

There have been no special appraisal instructions for this assignment.

EXPOSURE TIME

Exposure time is not intended to be a prediction of a date of sale or a one-line statement.  Instead,  it is an integral  part of the  appraisal  analysis and is based on one or more of the following:

    o   statistical information about days on the market
    o   information gathered through sales verification
    o   interviews of market participants.

The reasonable  exposure period is a function of price, time, and use. It is not an isolated estimate of time alone. Exposure time is different for various types of real estate and under various market conditions.

Exposure  time is the  estimated  length of time the  property  would  have been offered  prior to a  hypothetical  market  value sale on the  effective  date of appraisal.  It is a  retrospective  estimate based on an analysis of recent past events,  assuming a competitive  and open market.  It assumes not only adequate, sufficient,  and reasonable time but also adequate,  sufficient,  and reasonable marketing  effort.  Exposure  time  is  therefore  interrelated  with  appraisal conclusion of value.

In consideration of these factors, we have analyzed the following:

    o   exposure  periods of comparable sales revealed during the course of this appraisal;
    o   the CB Richard Ellis, Inc. National Investor Survey; and
    o   knowledgeable real estate professionals.

The following table presents the information derived from these sources:

    ----------------------------------------------------------------------
                 EXPOSURE TIME INFOMATION - APARTMENT PROPERTIES
    ----------------------------------------------------------------------
                                                  Exposure Time (Months)
    Data source                                       Range      Average
    ----------------------------------------------------------------------
    Comparable Sales Data                           3.0 -  9.0     6.0
    National Investor Survey, Fourth Quarter 1999
       Class A Properties                           3.0 - 12.0     6.0
       Class B Properties                           3.0 - 12.0     6.8
       Class C Properties                           3.0 - 18.0    11.6
    Local Market Professionals                      6.0 - 12.0     9.0
    ----------------------------------------------------------------------
    Source:  CB Richards Ellis, Inc.
    ----------------------------------------------------------------------

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ALDERWOOD AND TIMBERLEAF APARTMENTS                                 INTRODUCTION
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Based on the foregoing  analysis,  an exposure time of 12 months is  reasonable, defensible,  and appropriate.  CB Richard Ellis,  Inc. assumes the subject would have been competitively priced and aggressively promoted regionally.

MARKETING TIME

Marketing  time is the period a prospective  investor would forecast to sell the subject  property  immediately  after the date of value, at the value estimated.
The  marketing  time is an estimate  of the number of months it will  require to sell the  subject  from the date of  value,  into the  future.  The  anticipated marketing  time  is  essentially  a  measure  of the  perceived  level  of  risk associated with the marketability,  or liquidity,  of the subject property.  The marketing  time estimate is based on the data used in estimating  the reasonable exposure time, in addition to an analysis of the  anticipated  changes in market conditions following the date of appraisal.

The future price for the subject (at the end of the  marketing  time) may or may not equal the  appraisal  estimate.  The future price  depends on  unpredictable changes in the physical  real estate,  demographic  and  economic  trends,  real estate markets in general,  supply/demand characteristics for the property type, and many other factors.

Based on the premise that present market  conditions are the best  indicators of future performance,  a prudent investor will forecast that, under the conditions described above, the subject will require a marketing time of 12 months.

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ALDERWOOD AND TIMBERLEAF APARTMENTS                                AREA ANALYSIS
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                                   [Area Map]

                                 "Regional Map"

                               "Subject Alderwood"

                              "Subject Timberleaf"

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ALDERWOOD AND TIMBERLEAF APARTMENTS                                AREA ANALYSIS
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                                  AREA ANALYSIS

CITY OF SANTA CLARA

Overview

The City of Santa  Clara is  located  in the  northern  portion  of Santa  Clara
County,  approximately  50 miles  south of San  Francisco  and 40 miles south of
Oakland.  The City is bordered by Campbell to the south,  Sunnyvale to the east,
Los Altos to the west, and San Jose to the east.  Santa Clara  encompasses  18.3 square  miles.  There is very little land  available  for  development  in Santa
Clara, the lack of which keeps new construction to a minimum.

Social Forces

Between 1980 and 1990, the population of Santa Clara increased 5.3%, from 88,924 to 93,672. In 1995 the population was estimated at 98,300. The city's population is anticipated to rise to 103,700 by this year, and 109,300 by 2015, an increase of 11.2% over 1995.

Santa  Clara's  total number of households is expected to rise 1.8% between 1995 and 2000,  from 37,090 to 37,770.  By 2020, it is anticipated to rise to 41,350, an increase of 11.5% over the year 1995.

The following chart illustrates  population growth projections by sector for the
City of Santa Clara.

  ------------------------------------------------------------------------------
                            SANTA CLARA DEMOGRAPHICS
                                   1990 - 2020
  ------------------------------------------------------------------------------
                                     1990     1995     2000     2010     2020
  ------------------------------------------------------------------------------
  Population                        93,672   98,300   103,700  105,700  109,300
  Mean Household Income (1995 $'s) $60,521  $61,700   $67,000  $78,000  $86,700
  Households                        36,665   37,090    37,770   39,310   41,350
  Average Household Size              2.49     2.59      2.69     2.64     2.59
  ------------------------------------------------------------------------------
  Source:  ABAG, Projections 2000
  ------------------------------------------------------------------------------

ECONOMIC FORCES

The following table shows the major employers in the City of Santa Clara.

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ALDERWOOD AND TIMBERLEAF APARTMENTS                                AREA ANALYSIS
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      ----------------------------------------------------------------------
                         MAJOR EMPLOYERS IN SANTA CLARA
      ----------------------------------------------------------------------
                   Employer                   Business          Employees
      ----------------------------------------------------------------------
       Hewlett Packard                Computers & Components       2,000 +
       IBM                            Computers & Components       2,000 +
       Intel Corporation              Semiconductors               2,000 +
       Digital Equipment              Semiconductors         1,000 - 2,000
       Integrated Device Technology   Computer Components    1,000 - 2,000
      ----------------------------------------------------------------------
       Source: Santa Clara Chamber of Commerce
      ----------------------------------------------------------------------

Between 1980 and 1990,  total  employment in Santa Clara  increased  3.0%,  from
99,901 to 102,940 jobs. By 1995 this had dropped to 100,490. Total employment is projected to grow 50.5% by 2010,  to  approximately  151,280 jobs. By 2020 total employment  is  anticipated  to reach 161,850 jobs, an increase of 7.0% over the year 2010. Santa Clara's employment presently constitutes approximately 12.1% of the county's total employment.

The following chart illustrates  employment growth projections by sector for the
City of Santa Clara between 1990 and 2020.

   --------------------------------------------------------------------------
                     EMPLOYMENT GROWTH PROJECTIONS 1990-2020
                               City of Santa Clara
   --------------------------------------------------------------------------
                                                                   1995-2020
                              1990      1995      2010      2020    % Change
   --------------------------------------------------------------------------
    Agriculture/Mining          270       260       300       290     (3.3%)
    Manufacturing/Wholesale  54,040    49,140    67,320    68,600     39.6%
    Retail                   12,010    11,510    16,390    17,220     49.6%
    Service                  26,230    29,210    50,810    58,680    100.9%
    Other                    10,390    10,370    16,460    17,060     64.5%
   --------------------------------------------------------------------------
    TOTAL                   102,940   100,490   151,280   161,850     61.1%
   --------------------------------------------------------------------------
    Sources:  ABAG, Projections 2000
   --------------------------------------------------------------------------

Spending, Income and Inflation

Mean household  income,  measured in constant 1995 dollars,  rose  approximately
15.7% between 1980 and 1990,  from $52,305 to $60,521.  In 1995 it was estimated at $61,300.  Mean household income is anticipated to rise 34.3% by the year 2010 to $82,300 and 44.4% by 2020 to $88,500.

The following table presents  historical and projected mean household incomes in
1990 dollars for the City of Santa Clara and Santa Clara County.

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ALDERWOOD AND TIMBERLEAF APARTMENTS                                AREA ANALYSIS
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 ------------------------------------------------------------------------------
                  SANTA CLARA COUNTY HOUSEHOLD INCOME
 ------------------------------------------------------------------------------
                                                                         95-20
         Area           1980      1990       1995     2010       2020    % Chg
 ------------------------------------------------------------------------------
  Santa Clara County   $57,803   $70,262   $74,300   $97,200   $105,300  41.7%
  City of Santa Clara  $52,305   $60,521   $61,300   $82,300    $88,500  44.4%

 ------------------------------------------------------------------------------
  Sources:  Projections 2000, ABAG
 ------------------------------------------------------------------------------

Real Estate

As previously indicated,  Santa Clara is almost completely built-out with only a limited  amount of available  land for new  construction.  The city  encompasses
37,873  dwelling  units,  approximately  45% of which are single family detached homes.  Santa Clara is adjacent to the upscale  communities of Cupertino and Los
Altos, which are primarily single family residential  developments.  The upscale residential  communities  in and  around  Santa  Clara have  helped the  overall economic  health of the area which also promotes the growth of local  commercial services.

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ALDERWOOD AND TIMBERLEAF APARTMENTS                        NEIGHBORHOOD ANALYSIS
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                               [Neighborhood Map]

                               "Neighborhood Map"

                               "Subject Alderwood"

                              "Subject Timberleaf"

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ALDERWOOD AND TIMBERLEAF APARTMENTS                        NEIGHBORHOOD ANALYSIS
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                              NEIGHBORHOOD ANALYSIS

LOCATION

The  neighborhood is located in the City of Santa Clara. The City of Santa Clara is located in center of Santa Clara County.

BOUNDARIES

The neighborhood boundaries are detailed as follows:

      North:    El Camino Real
      South:    Interstate 280
      East:     Interstate 880
      West:     Lawrence Expressway

LAND USE

Land uses within the subject  neighborhood  consist of a  harmonious  mixture of commercial  and  residential  development.  The immediate area  surrounding  the subject is a newer area of development, consisting primarily of residential uses with much of the  development  being  built  during  the 1970s  and  1980s.  The majority of the single-family  residential  development within a one mile radius of the subject may be  described as tract homes in the  $350,000-$500,000  price range.

GROWTH PATTERNS

Growth patterns have occurred primarily along primary  commercial  thoroughfares such as El Cmaino Real,  Homestead Road, Meridian Road, San Tomas Expressway and
Lawrence Expressway.

ACCESS

Primary access to the subject neighborhood is provided by Interstate 280 and 880 as well as San Tomas and Lawrence Expressway.

DEMOGRAPHICS

Population  growth and new  household  formations  have been on an upward  trend within the subject neighborhood.

Selected neighborhood  demographics in a one-, three-, and five-mile radius from the subject are shown in the following table:

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ALDERWOOD AND TIMBERLEAF APARTMENTS                        NEIGHBORHOOD ANALYSIS
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   -----------------------------------------------------------------------
                        SELECTED NEIGHBORHOOD DEMGRAPHICS
   -----------------------------------------------------------------------
                                          1 mile      3 miles      5 miles
   -----------------------------------------------------------------------
   Population
     2003 Estimate                        25,933      208,230      549,770
     1998 Estimate                        24,696      198,110      521,228
     1990 Census                          21,189      164,666      424,158
     1998 - 2003 % Change                   5.0%         5.1%         5.5%
   Households
     2003 Estimate                        10,558       84,122      206,746
     1998 Estimate                         9,991       79,587      194,998
     1990 Census                           9,216       72,996      177,110
     1998 - 2003 % Change                   5.7%         5.7%         6.0%
   2003 Median Household Income          $42,256      $36,901      $36,952
   1998 Median Household Income          $69,529      $66,455      $74,610
   1998 Average Household Income         $53,878      $55,126      $61,726
   1990 Average Home Value              $263,185     $263,232     $277,331
   1990 % College Graduates                68.8%        48.8%        44.1%
   -----------------------------------------------------------------------
   Source:  Claritas, Inc.
   -----------------------------------------------------------------------

We are only  showing  one set of  demographics,  however,  the sites are located relatively close and have basically similar demographics.

CONCLUSION

As shown above, the population within the subject  neighborhood has shown growth over the  past  five  years.  The  neighborhood  currently  has a strong  income demographic  profile.  The outlook for the  neighborhood is for good performance with  improvement  over the next  several  years.  As a result,  the  demand for existing developments is expected to be strong.

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ALDERWOOD AND TIMBERLEAF APARTMENTS                              MARKET ANALYSIS
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                                 MARKET ANALYSIS

Bay Area Multifamily Market

The Bay Area includes  nine counties  including  Alameda,  Contra Costa,  Marin,
Napa, San Francisco, San Mateo, Santa Clara, Solano, and Sonoma. The statistical data  presented  subsequently  is based on figures  compiled  and  published  by
Realdata, Inc. on a semi-annual basis.

Historical  Vacancy:  Vacancy rates for  multifamily  properties in the Bay Area have remained  relatively stable since 1986, rarely rising above 5 percent.  The overall vacancy rate for the Bay Area as of December 1998 was 3.41 percent.  The following table summarizes the multifamily market vacancy rates in the Bay Area.

--------------------------------------------------------------------------------
                             BAY AREA MULTIFAMILY
                                     VACANCY
--------------------------------------------------------------------------------
                                                                                                               June
  County      1990      1991     1992      1993    1994      1995       1996      1997      1998      1999     2000      Avg.
------------------------------------------------------------------------------------------------------------------------------
Alameda       3.1%      3.7%      2.6%      5.2%    4.8%      3.4%       3.2%      3.4%      3.7%     2.7%     2.2%      3.5%
Contra Costa  3.7%      4.0%      2.7%      6.0%    5.7%      5.1%       4.8%      4.4%      3.5%     2.6%     2.2%      4.1%
Marin         2.4%      5.6%      3.1%      2.6%    3.2%      3.6%       2.6%      3.4%      3.2%     2.7%     2.6%      3.2%
Napa          1.6%      2.5%      1.2%      3.1%    2.9%      4.2%       2.5%      3.2%      2.2%     0.9%     1.3%      2.3%
San Francisco 6.2%      3.2%      3.3%      4.9%    4.1%      3.1%       3.7%      3.3%      2.8%     2.2%     1.5%      3.5%
San Mateo     2.8%      3.5%      1.6%      3.8%    3.4%      3.3%       2.9%      4.4%      4.7%     2.1%     2.2%      3.2%
Santa Clara   2.6%      2.7%      3.4%      4.9%    4.0%      2.2%       2.6%      2.8%      3.8%     3.3%     2.2%      3.1%
Solano        2.7%      2.8%      2.2%      4.8%    5.1%      5.0%       4.6%      4.3%      4.0%     2.1%     2.9%      3.7%
Sonoma        2.2%      3.2%      4.1%      5.4%    6.0%      5.0%       3.6%      3.2%      2.8%     2.0%     4.7%      3.8%
------------------------------------------------------------------------------------------------------------------------------
Average       3.2%      3.3%      2.9%      5.0%    4.5%      3.4%       3.3%      3.5%      3.4%     2.8%     2.3%      3.4%
------------------------------------------------------------------------------------------------------------------------------
Source:  RealData, Inc.
--------------------------------------------------------------------------------

The  average  vacancy  rate in 1999 in Santa  Clara  County  was 2.3%;  the rate decreased  further to 2.2% as of June 2000. This rate is lower than the Bay Area market  average of 2.3%, and also lower than the ten-year  average  vacancy rate within the county of 3.1%.

Rents:  Rents in the Bay Area were  generally  stable from 1992 through 1994 and increased rapidly from 1995 through 1999. Overall, the peak full year for rental increases  was 1996 when the average  overall rent  increase in the Bay Area was
13.9 percent.  The following table  summarizes  historical  rental  increases by county.

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ALDERWOOD AND TIMBERLEAF APARTMENTS                              MARKET ANALYSIS
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--------------------------------------------------------------------------------
                  BAY AREA HISTORIC MULTIFAMILY RENT INCREASES
--------------------------------------------------------------------------------
                                                                                                               June
  County       1990     1991     1992      1993    1994      1995       1996      1997      1998      1999     2000      Avg.
------------------------------------------------------------------------------------------------------------------------------
Alameda        4.2%     1.7%     1.6%      1.8%    1.0%      2.0%      12.0%      9.5%      7.1%      5.3%     21.7%     4.6%
Contra Costa   5.4%     2.6%     1.4%      1.1%   -0.1%      3.3%       7.5%      6.2%      9.8%      9.5%     12.6%     5.4%
Marin          6.3%     3.7%     1.7%     -3.3%    4.3%      3.6%       7.7%     11.4%     10.0%      5.8%     7.4%      5.3%
Napa           9.4%     3.9%    -5.4%      0.3%    1.0%      1.2%       3.7%      5.8%      7.9%      7.2%     7.7%      3.9%
San Francisco  8.4%     3.4%    -2.0%      1.1%    1.7%      2.6%      20.5%     15.6%     14.0%      7.2%     24.4%     8.8%
San Mateo      5.1%     3.3%     0.9%      3.2%    1.9%      4.4%      18.8%      7.1%     10.8%      7.9%     28.5%     8.4%
Santa Clara    4.3%     3.3%    -0.7%      2.7%    0.1%     10.2%      17.5%     10.7%      3.0%      7.0%     24.1%     7.5%
Solano         7.0%     4.1%     1.6%     -0.6%    0.6%      0.0%       2.5%      4.2%      7.2%      8.8%     6.1%      3.8%
Sonoma         7.4%     3.5%     1.2%     -0.6%   -1.2%      2.4%       5.9%      7.7%     10.0%      5.6%     12.4%     4.9%
------------------------------------------------------------------------------------------------------------------------------
Average        5.6%     3.4%     0.3%      1.0%    0.9%      5.9%      13.9%      9.9%      8.8%      7.0%     20.9%     7.1%
-------------------------------------------------------------------------------------------------------------------------------
Source:  RealData, Inc.
--------------------------------------------------------------------------------

Rental increases in Santa Clara County have  historically been above the overall market average.  They were positive in all years except 1992, averaging 7.5% per year. As evidenced in the table,  many Bay Area markets  experienced  rapid rent increases in 1996 through  1999,  with San  Francisco  leading the group for the first three of those four years.  Overall,  rents in the Bay Area  increased  by
20.9% during the first half of 2000, led by large increases in San Francisco, as well as Alamea, San Mateo and Santa Clara Counties.

Apartment  rental  rates in Santa Clara  County are higher on average than rents
Bay  Area-wide.  The  following  table  summarizes  rental rates per square foot within San Francisco and the Bay Area.

--------------------------------------------------------------------------------
                          RENTAL RATES PER SQUARE FOOT
                                   APARTMENTS
                                    JUNE 2000
--------------------------------------------------------------------------------
     Area            Studio   1B/1B   2B/1B  2B/1+B   3B/1B 3B/1+B 4B/1+B   Avg.
--------------------------------------------------------------------------------
Santa Clara County    $2.66   $2.26   $1.96   $2.00   $1.27  $1.97  $1.69  $2.11
S. F. Bay Area        $2.48   $2.00   $1.66   $1.76   $1.39  $1.72  $1.18  $1.85
--------------------------------------------------------------------------------
Source:  RealData, Inc.
--------------------------------------------------------------------------------

The average  rental  rate per square foot as of June 2000 in Santa Clara  County was $2.11 compared to $1.85 for the overall Bay Area.  The expanding  employment base in the area has kept demand at a high level and the market has been able to maintain substantial rental increases.  Average rents have increased by 20.9% in the Bay Area, and 24.1% in Santa Clara since year-end 1999.

Santa Clara Multifamily Market

The subject is in the City of Santa Clara.  The historical  average vacancy rate in the City of Santa Clara is slightly lower than that of the County and the Bay
Area average.  The  following  table  depicts  historical  vacancy rates for the multifamily market in the City of Santa Clara compared to the overall County.

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                                       13

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ALDERWOOD AND TIMBERLEAF APARTMENTS                              MARKET ANALYSIS
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          ------------------------------------------------------------
                         SANTA CLARA MULTIFAMILY VACANCY
          ------------------------------------------------------------
                              12/98        6/99       12/99      Avg.
          ------------------------------------------------------------
           Santa Clara        3.90%       3.08%       3.45%     3.27%
           County             4.64%       3.84%       3.63%     3.74%
          ------------------------------------------------------------
           Source:  Realdata, Inc.
          ------------------------------------------------------------

Rents

Rents in Santa  Clara and the  County  have  moved  significantly  in the period surveyed.  Apartment rental rates in Santa Clara are lower on average than rents countywide.  The following table summarizes  rental rates per square foot within
Santa Clara and the County.

--------------------------------------------------------------------------------
                BAY AREA RENTAL RATES PER SQUARE FOOT
                              APARTMENTS
--------------------------------------------------------------------------------
     Area            Studio   1B/1B   2B/1B  2B/1+B  3B/1B  3B/1+B 4B/1+B   Avg.
--------------------------------------------------------------------------------
County                $2.02   $1.68   $1.48   $1.51  $1.05   $1.45  $1.52  $1.58
Santa Clara           $1.67   $1.69   $1.38   $1.55    ---   $1.43    ---  $1.57
--------------------------------------------------------------------------------
Source:  Realdata, Inc.
--------------------------------------------------------------------------------

Historic Housing Supply

The construction of new housing units in Santa Clara County reached a decade low in  1992,  with  the  development  of  an  estimated  2,836  units.  Multifamily construction  had been the  dominant  unit of  construction  through  the 1980s, however,  the  development of single family housing has become more prevalent in the 1990s.  The following  table  summarizes the historical  permit  activity in
Santa Clara since 1988.

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                                       14

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ALDERWOOD AND TIMBERLEAF APARTMENTS                              MARKET ANALYSIS
--------------------------------------------------------------------------------

                 -----------------------------------------------
                                BUILDING PERMITS
                               SANTA CLARA COUNTY
                 -----------------------------------------------
                  Year          Single      Multi        Total
                 -----------------------------------------------
                  1988           3,676      2,789        6,465
                  1989           2,548      2,311        4,859
                  1990           1,675      3,646        5,321
                  1991           1,663      2,102        3,765
                  1992           1,693      1,143        2,836
                  1993           1,822      1,617        3,439
                  1994           2,127      1,827        3,954
                  1995           2,199      1,285        3,484
                  1996           4,043      3,459        7,502
                  1997           4,367      4,443        8,810
                  1998           3,911      3,615        7,526
                  1999           3,353      3,690        7,043
                  9 yr Avg.      2,756      2,661        5,417
                  5 yr Avg.      3,575      3,298        6,873
                 -----------------------------------------------
                 Source:  Northern California Real Estate Report
                 -----------------------------------------------

As can be seen in the preceding table, the nine-year  average permit issuance is
5,417  units per year.  This  increases  to 6,873 per year based on a  five-year average.

According to this historical permit activity, multifamily permits have accounted for 44% of residential  permits  issued on a five-year  average and 48% of total permits based on an nine-year  average.  Single family housing has accounted for
56% based on a  five-year  average  and 52% based on a  nine-year  average.  The following  chart  summarizes the data of single family and  multifamily  housing permit issuances.

               ---------------------------------------------------
                          SANTA CLARA COUNTY HISTORICAL
                                 PERMIT ACTIVITY
               ---------------------------------------------------
                                             9 Yr Avg    5 Yr Avg
               ---------------------------------------------------
                Single Family Dwellings:          52%         56%
                Multifamily Dwellings:            48%         44%
               ---------------------------------------------------
                     Total                       100%        100%
               ---------------------------------------------------
                 Source:  Northern California Real Estate Report
               ---------------------------------------------------

These  statistics  will be utilized to  determine  future  demand for housing in
Santa Clara County.

Demand Analysis

Demand  for  housing  in the local  area is  related  to  employment  growth and convenient  access  to  nearby  freeways,  and  shopping  areas,  as well as the desirable quality of the surrounding neighborhood.

--------------------------------------------------------------------------------
                                       15

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                              MARKET ANALYSIS
--------------------------------------------------------------------------------

According  to  forecasts  prepared by the  Association  of Bay Area  Governments
(ABAG),  the  population  of Santa  Clara  County  will grow by a total of 14.9%
between 2000 and 2020.  This represents  approximately  13,070 new residents per year. Employment growth for the same period is projected to be 22.5%. The growth of employment  over  population in the county will keep demand for housing high.
In addition, strict zoning ordinances,  condominium conversions, and the lack of
available   developable   land  should  continue  to  ensure  high   residential
occupancies and limited  construction within developed  neighborhoods.  ABAG has projected that between 2000 and 2020, the Santa Clara County housing market will require 126,030 new dwelling units.

According to the historical permit activity,  multifamily permits have accounted for 44% of  residential  permits  issued  since 1995 and single  family  housing permits  accounted for 56% of the total.  Projections by the  Association of Bay
Area  Government  indicate  that  between  2000 and 2020 an average of 4,893 new housing units will be required annually.

               -------------------------------------------------
                    SANTA CLARA COUNTY HOUSEHOLD PROJECTIONS
               -------------------------------------------------
                                                   Avg. Annual
                                2000         2020     Change
               -------------------------------------------------
                Households    567,080       664,930      4,893
               -------------------------------------------------
                Source:  ABAG, Projections 2000
               -------------------------------------------------

Based on  historical  permit  activity,  44% of the  additions  to  supply  were multifamily and 56% were single family. If these statistics remain constant,  an average of 2,153  multifamily  units will be required annually (44% x 4,893) and
2,740 single-family units will be required annually (56% x 4,893).  Between 1988 and 1999, an average of 2,756  single-family units and 2,661 multifamily housing units were added to supply on an annual basis  totaling  5,417  units,  slightly more than the projected  requirements.  Based on permit information,  it appears that construction activity has responded to the strong economic conditions.

CONCLUSION

The area  apartment  market and the local  submarket are  exhibiting  increasing rents and increasing  occupancy  rates,  and absorption rates have been positive over  the past  year.  Considering  the  recent  trends  in  absorption  and the prospects  for new  construction,  the  local  market  area  should  maintain  a stabilized occupancy position, with increasing rental rates over the next two to three years, and the long term projection is for moderate growth.

--------------------------------------------------------------------------------
                                       16

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                                SITE ANALYSIS
--------------------------------------------------------------------------------

                                   [Site Map]

                                   "Site Map"

                     "Compiled in conformance with Sec. 327
                        of the Revenue and Taxation Code
                          effective date March 1, 1990
                           Alfred E. Carlson - Assessor"

--------------------------------------------------------------------------------
                                       17

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                                SITE ANALYSIS
--------------------------------------------------------------------------------

                                  [Site map 2]

                                  "Site Map 2"

                     "Compiled in conformance with Sec. 327
                        of the Revenue and Taxation Code
                          effective date March 1, 1990
                           Alfred E. Carlson - Assessor"

--------------------------------------------------------------------------------
                                       18

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                                SITE ANALYSIS
--------------------------------------------------------------------------------

                                  SITE ANALYSIS

The following is for Alderwood:
--------------------------------------------------------------------------------
                            SITE SUMMARY AND ANALYSIS
--------------------------------------------------------------------------------

Physical Description
  Net Site Area                  9.42 Acres             410,422 Sq. Ft.
  Primary Road Frontage          Pepper Tree Lane       729 Feet
  Secondary Road Frontage        Lucia Drive            390 Feet
  Excess Land Area               None
  Shape                          Rectangular
  Topography                     Level
  Zoning District                R-3 1&D Low Density Multi-Family
  Flood Map Panel No.            060350 0005D
  Flood Zone                     B
  Adjacent Land Uses             Residential

Comparative Analysis                       Rating
                                           ------
  Access                         Average
  Visibility                     Average
  Functional Utility             Average
  Traffic Volume                 Average
  Adequacy of Utilities          Average
  Landscaping                    Average
  Drainage                       Assumed adequate

Utilities                                 Provider               Adequacy
                                          --------               --------
  Water                          City of Santa Clara                Yes
  Sewer                          City of Santa Clara                Yes
  Natural Gas                    PG&E                               Yes
  Electricity                    PG&E                               Yes
  Telephone                      Pacific Bell                       Yes
  Mass Transit                   Bus system                         Yes

Other                               Yes             No            Unknown
                                    ---             --            -------
  Detrimental Easements                                              X
  Encroachments                                                      X
  Deed Restrictions                                                  X
  Reciprocal Parking Rights                                          X
  Common Ingress/Egress                                              X

--------------------------------------------------------------------------------
Source:  Various sources compiled by CB Richard Ellis, Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       19

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                                SITE ANALYSIS
--------------------------------------------------------------------------------

The following is for Timberleaf:
--------------------------------------------------------------------------------
                            SITE SUMMARY AND ANALYSIS
--------------------------------------------------------------------------------

Physical Description
  Net Site Area                  4.94 Acres             215,186 Sq. Ft.
  Primary Road Frontage          Timberleaf             400 Feet
  Secondary Road Frontage        None
  Excess Land Area               None
  Shape                          Irregular
  Topography                     Level
  Zoning District                R3-25D- Medium Density Multifamily
  Flood Map Panel No.            060350 0005D
  Flood Zone                     Bus system
  Adjacent Land Uses             Residential uses

Comparative Analysis                       Rating
                                           ------
  Access                         Average
  Visibility                     Average
  Functional Utility             Average
  Traffic Volume                 Average
  Adequacy of Utilities          Average
  Landscaping                    Average
  Drainage                       Assumed adequate

Utilities                                 Provider               Adequacy
                                          --------               --------
  Water                          City of Santa Clara                Yes
  Sewer                          City of Santa Clara                Yes
  Natural Gas                    PG&E                               Yes
  Electricity                    PG&E                               Yes
  Telephone                      Pacific Bell                       Yes
  Mass Transit                   Bus system                         Yes

Other                               Yes             No            Unknown
                                    ---             --            -------
  Detrimental Easements                                              X
  Encroachments                                                      X
  Deed Restrictions                                                  X
  Reciprocal Parking Rights                                          X
  Common Ingress/Egress                                              X

--------------------------------------------------------------------------------
Source:  Various sources compiled by CB Richard Ellis, Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       20

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                                SITE ANALYSIS
--------------------------------------------------------------------------------

CONCLUSION

The site is well located and afforded average access and visibility from roadway frontage. The size of the site is typical for the area and use, and there are no known detrimental uses in the immediate  vicinity.  Overall,  there are no known factors which are considered to prevent the site from development to its highest and best use, as if vacant, or adverse to the existing use of the site.

--------------------------------------------------------------------------------
                                       21

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                         IMPROVEMENT ANALYSIS
--------------------------------------------------------------------------------

                     IMPROVEMENT LAYOUT (NOT A FACING PAGE)

Replace this page with the indicated exhibit.

--------------------------------------------------------------------------------
                                       22

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                         IMPROVEMENT ANALYSIS
--------------------------------------------------------------------------------

                              IMPROVEMENT ANALYSIS

The following chart depicts the subject's unit mix and building area.

Alderwood:

--------------------------------------------------------------------------------
                              IMPROVEMENT SUMMARY
--------------------------------------------------------------------------------
Number of Buildings              19
Number of Stories                2
Gross Building Area              195,000 SF
Net Rentable Area                187,514 SF
Number of Units                  234
Average Unit Size                801 SF
--------------------------------------------------------------------------------
                                                 Percent of  Unit Size
Unit Mix       Comments             No. of Units   Total       (SF)     NRA (SF)
--------------------------------------------------------------------------------
1BR/1BA        One bed/one bath         120        51.3%        700       84,000
2BR/1.75BA     Two bed/one 3/4 bath     114        48.7%      1,000      114,000
--------------------------------------------------------------------------------
Total/Average:                          234       100.0%        846      198,000
--------------------------------------------------------------------------------
Source:  CB Richards Ellis, Inc.
--------------------------------------------------------------------------------

Timberleaf:

--------------------------------------------------------------------------------
                              IMPROVEMENT SUMMARY
--------------------------------------------------------------------------------
Number of Buildings              9
Number of Stories                2&3
Gross Building Area              107,000 SF
Net Rentable Area                100,052 SF
Number of Units                  124
Average Unit Size                807 SF
--------------------------------------------------------------------------------
                                      No. of     Percent of  Unit Size
Unit Mix       Comments                Units       Total       (SF)     NRA (SF)
--------------------------------------------------------------------------------
1BR/1BA        One bed/one bath          60        48.4%        700       42,000
2BR/1.75BA     Two bed/one 3/4 bath      64        51.6%      1,000       64,000
--------------------------------------------------------------------------------
Total/Average:                          124       100.0%        855      106,000
--------------------------------------------------------------------------------
Source:  CB Richards, Inc.
--------------------------------------------------------------------------------

Building plans and specifications  were not provided for the preparation of this appraisal.  The following is a description of the subject improvements and basic construction features derived from CB Richard Ellis, Inc.'s physical inspection.

--------------------------------------------------------------------------------
                                       23

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                         IMPROVEMENT ANALYSIS
--------------------------------------------------------------------------------

There is some deferred  maintenance for a replacement of both project's roof and siding that are deducted from the values herein.  The costs were provided by the borrower  and we have relied upon these  figures.  We reserve the right to amend our value conclusions if the cost to cure is different than utilized herein.

CONCLUSION

The  improvements  are  considered  to be in average  overall  condition and are considered  to be  typical  for the age and  location  in regard to  improvement design and layout, as well as interior and exterior  amenities.  Overall,  there are no  known  factors  which  could  be  considered  to  adversely  impact  the marketability of any of the subject units or the overall property.

--------------------------------------------------------------------------------
                                       24

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                      TAX AND ASSESSMENT DATA
--------------------------------------------------------------------------------

                             TAX AND ASSESSMENT DATA

In  California,  all real property is assessed at 100% of full cash value (which is  interpreted  to mean  market  value of the fee simple  estate  interest)  as determined by the County Assessor.  Generally a reassessment  occurs only when a
property  is  sold  (or  transferred)  or  when  new  construction   occurs  (as
differentiated from replacing existing construction). Assessments for properties that were  acquired  before the tax year 1975/76 were  stabilized  as of the tax year  1975/76.  Property  taxes are  limited by State law to 1% of the  assessed value plus voter-approved obligations. If no sale (or transfer) occurs or no new building  takes  place,  assessments  may not increase by more than 2% annually.
Taxes are  payable in two equal  installments,  which  become  delinquent  after
December 10 and April 10, respectively.

The following table summarizes the current assessed value and property taxes for the subject.

Alderwood:
------------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT ASSESSMENT AND TAX INFORMATION: 2000-2001
------------------------------------------------------------------------------------------------------------------------------------
                                  Assessed Value                                       Total Taxes
------------------------------------------------------------------------------------------------------------------------------------
                                       Personal                            Total         Special
Parcel #       Land      Improvements  Property     Total     Tax Rate     Tax 1       Assessments 2      Total Tax
290-26-009  $7,612,283   $14,656,417   $76,639   $22,345,339   1.0605%   $236,966.54       $71.30       $237,037.84
------------------------------------------------------------------------------------------------------------------------------------

1  Applies  to  real  estate  only.  Taxes  on  personal  property,  improvement fixtures, etc., if any, are excluded from the analysis.
2  Special assessments include bond payments and/or other taxes that do not vary according to assessed value.
Source:  Subject property tax bill and public records.
--------------------------------------------------------------------------------
Compiled by:  CB Richard Ellis Valuation and Advisory Services.
--------------------------------------------------------------------------------

Timberleaf:
------------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT ASSESSMENT AND TAX INFORMATION: 2000-2001
------------------------------------------------------------------------------------------------------------------------------------
                                  Assessed Value                                       Total Taxes
------------------------------------------------------------------------------------------------------------------------------------
                                       Personal                            Total         Special
Parcel #       Land      Improvements  Property     Total     Tax Rate     Tax 1       Assessments 2      Total Tax
269-58-057  $3,725,157    $7,707,556   $41,979   $11,474,692   1.0605%   $121,683.33      $349.38       $122,032.71
------------------------------------------------------------------------------------------------------------------------------------

1  Applies  to  real  estate  only.  Taxes  on  personal  property,  improvement fixtures, etc., if any, are excluded from the analysis.
2  Special assessments include bond payments and/or other taxes that do not vary according to assessed value.
Source:  Subject property tax bill and public records.
--------------------------------------------------------------------------------
Compiled by:  CB Richard Ellis Valuation and Advisory Services.
--------------------------------------------------------------------------------

The subject property's special  assessments  consist of vector control,  traffic mitigation, flood control and open space district funds.

Tax and Assessment Conclusion:  CB Richard Ellis Valuation and Advisory Services
assumes that all taxes are current.  If the subject sold for the value estimated in this report,  a reassessment at that value would most likely occur,  with tax increases  limited to 2% annually  thereafter  until the property is sold again.
The  consequences of this  reassessment  have been considered in the appropriate valuation sections.

--------------------------------------------------------------------------------
                                       25

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                         HIGHEST AND BEST USE
--------------------------------------------------------------------------------

                              HIGHEST AND BEST USE

In  appraisal  practice,  the  concept of highest  and best use  represents  the premise  upon which value is based.  The four  criteria the highest and best use must meet are:

                           o     legal permissibility;
                           o     physical possibility;
                           o     financial feasibility; and
                           o     maximum profitability.

Highest and best use analysis  involves  assessing the subject both as if vacant and as improved.

AS VACANT

Legal Permissibility

The legally  permissible  uses were discussed in detail in the site analysis and zoning sections of this report.

Physical Possibility

The physical characteristics of the subject site were discussed in detail in the site  analysis.  Overall,  a wide  range of  legally  permissible  uses would be physically possible.

Financial Feasibility

The  financial  feasibility  of a specific  property  is market  driven,  and is influenced by surrounding  land uses. Based on the subject's  specific  location and physical  characteristics,  multi-family residential development of the site in a manner which is  complimentary to the surrounding land uses would represent the most likely financially feasible option.

Current market conditions and development  activity indicate  development of the site with a multi-family  residential use would be economically feasible at this time.

Maximum Profitability

The use which  results in the  maximum  profitability  of the site is beyond the scope of this assignment.  The recipient of the property's  productivity  (e.g., the lender,  equity investor,  the public, etc.) greatly determines what the use
should  be.  Regardless,   the  use  for  the  subject  should  conform  to  the
neighborhood trends and be consistent with existing land uses.

CONCLUSION:  HIGHEST AND BEST USE AS VACANT

Based on the foregoing analysis,  the highest and best use of the site as though vacant would be for multi-family residential development.

--------------------------------------------------------------------------------
                                       26

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                         HIGHEST AND BEST USE
--------------------------------------------------------------------------------

AS IMPROVED

Legal Permissibility

The subject site was approved for apartment development and the improvements are a legally conforming use.

Physical Possibility

The subject  improvements were discussed in detail in the Improvement  Analysis.
The layout and positioning of the  improvements are functional for apartment use based on comparison to neighborhood properties.

Financial Feasibility

The financial  feasibility  for an apartment  property is based on the amount of rent which can be generated,  less operating  expenses required to generate that income;  if a residual amount exists then the land is being to a productive use.
As will be  indicated  in the Income  Capitalization  Approach,  the  subject is capable of producing a positive net cash flow and continued  utilization  of the improvements for apartment is considered financially feasible.

Maximum Profitability

The  maximally  profitable  use of the  subject as  improved  should  conform to neighborhood  trends and be consistent with existing land uses. Although several uses may generate  sufficient  revenue to satisfy the required rate of return on investment  and provide a return on the land,  the single use that  produces the highest  price or value is  typically  the  highest and best use.  However,  the recipient of the  property's  productivity  greatly  determines  what actual use maximizes  profitability.  It  appears  there  are no  alternative  uses  of the existing  improvements which would produce a higher net income and/or value over time than the current use.

CONCLUSION: HIGHEST AND BEST USE AS IMPROVED

Based on the foregoing,  the highest and best use of the property as improved is consistent with the existing use, as an apartment development.

--------------------------------------------------------------------------------
                                       27

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                        APPRAISAL METHODOLOGY
--------------------------------------------------------------------------------

                              APPRAISAL METHODOLOGY

In appraisal practice,  an approach to value is included or omitted based on its applicability  to the property type being valued and the quality and quantity of information available.

COST APPROACH

The Cost Approach is based upon the proposition the informed purchaser would pay no more for the  subject  than the cost to produce a  substitute  property  with equivalent utility.  This approach is particularly  applicable when the property being appraised involves relatively new improvements which represent the highest and best use of the land or when relatively  unique or specialized  improvements are  located  on the site and for  which  there  exist  few  sales or  leases of comparable properties.

SALES COMPARISON APPROACH

The Sales Comparison Approach utilizes sales of comparable properties,  adjusted for  differences,  to indicate a value for the  subject.  Valuation is typically accomplished  using physical units of comparison  such as price per square foot, price per unit,  price per floor,  etc., or economic units of comparison such as gross  rent  multiplier.  Adjustments  are  applied  to the  physical  units  of comparison  derived from the comparable sale. The unit of comparison  chosen for the subject is then used to yield a total value.  Economic  units of  comparison are not adjusted, but rather analyzed as to relevant differences, with the final estimate derived based on the general comparisons.

INCOME CAPITALIZATION APPROACH

The Income  Capitalization  Approach  reflects  the  subject's  income-producing capabilities.  This approach is based on the assumption that value is created by the expectation of benefits to be derived in the future.  Specifically estimated is the amount an  investor  would be willing to pay to receive an income  stream plus  reversion  value  from a  property  over a period of time.  The two common valuation  techniques  associated  with the Income  Capitalization  Approach are direct capitalization and the discounted cash flow (DCF) analysis.

METHODOLOGY APPLICABLE TO THE SUBJECT

In valuing the  subject,  only the Sales  Comparison  and Income  Capitalization
Approaches are applicable and have been used.

--------------------------------------------------------------------------------
                                       28

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                    SALES COMPARISON APPROACH
--------------------------------------------------------------------------------

                            SALES COMPARISON APPROACH

The following table summarizes the most comparable data utilized in the analysis with  a  comparable  map  presented  on the  following  page.  A  more  detailed description of each transaction is included in the Addenda.

------------------------------------------------------------------------------------------------------------------------------------
                                                SUMMARY OF COMPARABLE APARTMENT SALES
------------------------------------------------------------------------------------------------------------------------------------
                           Transaction       Year     No.   Avg. Unit    Adj. Sale    Price Per            NOI Per
No.      Name              Type   Date      Built    Units    Size         Price         Unit       Occ.     Unit      OAR

1  Arioso Apartments,      Sale   Jan-00    1999     201     1,015     $46,400,000     $230,846    68%     $16,759    7.26%
   Cupertino, CA

2  Villa De Anza,          Sale   Nov-00    1969     120     1,147     $31,000,000     $258,333     0%     $15,500    6.00%
   Cupertino, CA

3  Waterford Place Apt.,  Escrow  Dec-00    1999     238       923     $50,000,000     $210,084    98%     $17,857    8.50%
   San Jose, CA
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Source:  CB Richard Ellis, Inc.
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       29

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                    SALES COMPARISON APPROACH
--------------------------------------------------------------------------------

                                      [Map]

                                   "Sales Map"

                               "Subject Alderwood"

                              "Subject Timberleaf"

                                    "Sale 1"

                                    "Sale 2"

                                    "Sale 3"

--------------------------------------------------------------------------------
                                       30

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                    SALES COMPARISON APPROACH
--------------------------------------------------------------------------------

ANALYSIS OF IMPROVED SALES

Sale One sold during  construction  with values  increasing since that time. The average unit size is superior to the subject.  The  effective age is superior to the subject.  Sale Two just sold.  The cap rate is based on income in place that was  below  market,  but will  roll over the next  year.  The cap rate  based on contract  rates was closer to 8.5%.  The  average  unit size is  superior to the subject,  while  the  effective  age was  inferior.  Sale  Three  is in  escrow, scheduled  to close in  December  2000.  The  effective  age of the  project and average unit size is superior to the subject.

SUMMARY OF ADJUSTMENTS

Based on the foregoing discussions, the following table presents the adjustments warranted to each sale,  as compared to the subject.  The  following  adjustment grid  implies a level of  accuracy  which may not exist in the  current  market.
However,  the grid has been included in order to illustrate the magnitude of the warranted  adjustments.  Use  of  an  adjustment  grid  in  making  quantitative adjustments is only  appropriate  and reliable when the extent of adjustment for each particular factor is well supported and the dollar or percentage adjustment is derived  through  either paired sales  analysis or other data relevant to the market.  In  instances  where  paired  sales  and  market  data  is not  readily available,  the  appraiser  must  use his  best  judgment  to make a  reasonable estimate for the appropriate warranted adjustment.

--------------------------------------------------------------------------------
                                       31

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                    SALES COMPARISON APPROACH
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         APARTMENT SALES ADJUSTMENT GRID
--------------------------------------------------------------------------------
                                    ALDERWOOD
Comparable Number                1          2            3         Subject
Transaction Type               Sale       Sale        Escrow         ---
Transaction Date              Jan-00     Nov-00       Dec-00         ---
Year Built                     1999       1969         1999         1986
No. Units                       201        120          238          234
Avg. Unit Size                 1,015      1,147         923          801
Adjusted Sale Price         $46,400,000 $31,000,000 $50,000,000      ---
Price Per Unit               $230,846   $258,333     $210,084        ---
Occupancy                       68%       100%          98%          95%
NOI Per Unit                  $16,759    $15,500      $17,857      $17,331
OAR                            7.26%      6.00%        8.50%         ---
--------------------------------------------------------------
Adj. Price Per Unit          $230,846   $258,333     $210,084
--------------------------------------------------------------
Conditions of Sale              0%         0%           0%
Market Conditions (Time)        10%        0%           5%
--------------------------------------------------------------
Subtotal                     $253,931   $258,333     $220,588
--------------------------------------------------------------
Age/Quality/Condition           -5%         5%          -5%
Location                         0%         0%           0%
Average Unit Size              -13%       -22%          -7%
Floor Plate                      0%         0%           0%
Amenities                        0%         0%           0%
--------------------------------------------------------------
Total Other Adjustments        -18%       -17%         -12%
--------------------------------------------------------------
Indicated Value Per Unit     $208,223   $214,416     $194,118
--------------------------------------------------------------

--------------------------------------------------------------------------------
Source:    CB Richard Ellis, Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       32

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                    SALES COMPARISON APPROACH
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         APARTMENT SALES ADJUSTMENT GRID
--------------------------------------------------------------------------------
                                   TIMBERLEAF

Comparable Number                   1               2            3     Subject
Transaction Type                 Sale            Sale       Escrow     ---
Transaction Date               Jan-00          Nov-00       Dec-00     ---
Year Built                       1999            1969         1999     1986
No. Units                         201             120          238     124
Avg. Unit Size                  1,015           1,147          923     807
Adjusted Sale Price       $46,400,000     $31,000,000  $50,000,000     ---
Price Per Unit               $230,846        $258,333     $210,084     ---
Occupancy                         68%            100%          98%     95%
NOI Per Unit                  $16,759         $15,500      $17,857     $16,902
OAR                             7.26%           6.00%        8.50%     ---
------------------------------------------------------------------
Adj. Price Per Unit          $230,846        $258,333     $210,084
------------------------------------------------------------------
Conditions of Sale                 0%              0%           0%
Market Conditions (Time)          10%              0%           5%
------------------------------------------------------------------
Subtotal                     $253,931        $258,333     $220,588
------------------------------------------------------------------
Age/Quality/Condition             -5%              5%          -5%
Location                          0%              0%           0%
Average Unit Size                -13%            -22%          -7%
Floor Plate                        0%              0%           0%
Amenities                          0%              0%           0%
------------------------------------------------------------------
Total Other Adjustments          -18%            -17%         -12%
------------------------------------------------------------------
Indicated Value Per Unit     $208,223        $214,416     $194,118
------------------------------------------------------------------

--------------------------------------------------------------------------------
Source: CB Richard Ellis, Inc.
--------------------------------------------------------------------------------

SALES COMPARISON APPROACH CONCLUSION

Based  on the  preceding  discussions  of  each  comparable  and  the  foregoing adjustment  analysis,  a price per unit  indication near the middle of the range indicated by the comparables is the most appropriate for the subject.

The following table presents the estimated value for the subject as indicated by the Sales Comparison Approach.

--------------------------------------------------------------------------------
                                       33

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                    SALES COMPARISON APPROACH
--------------------------------------------------------------------------------

         -------------------------------------------------------------
                           SALES COMPARISON APPROACH
         -------------------------------------------------------------
                                    ALDERWOOD
          Total Units        X       Value Per Unit  =        Value
         -------------------------------------------------------------
             234             X           $200,000    =    $46,800,000
             234             X           $210,000    =    $49,140,000
         -------------------------------------------------------------

          VALUE CONCLUSION
          Indicated Stabilized Value                   $47,000,000
          Deferred Maintenance                         ($2,241,853)
          Lease-Up Discount                                     $0
          Excess Land Value                                     $0
          Value Indication                             $44,758,147
          Rounded                                      $44,760,000
          Value Per Unit                                  $191,282
         -------------------------------------------------------------
          Source:  CB Richard Ellis, Inc.
         -------------------------------------------------------------

         -------------------------------------------------------------
                           SALES COMPARISON APPROACH
         -------------------------------------------------------------
                                   TIMBERLEAF
          Total Units        X       Value Per Unit  =        Value
         -------------------------------------------------------------
             124             X           $200,000    =    $24,800,000
             124             X           $210,000    =    $26,040,000
         -------------------------------------------------------------

          VALUE CONCLUSION
          Indicated Stabilized Value                   $25,000,000
          Deferred Maintenance                         ($1,249,931)
          Lease-Up Discount                                     $0
          Value Indication                             $23,750,069
          Rounded                                      $23,750,000
          Value Per Unit                                  $191,532
         -------------------------------------------------------------
          Source:  CB Richard Ellis, Inc.
         -------------------------------------------------------------

--------------------------------------------------------------------------------
                                       34

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS               INCOME CAPITALIZATION APPROACH
--------------------------------------------------------------------------------

                         INCOME CAPITALIZATION APPROACH

The following table summarizes the most comparable data utilized in the analysis with  a  comparable  map  presented  on the  following  page.  A  more  detailed description of each comparable is included in the Addenda.

--------------------------------------------------------------------------------
                     SUMMARY OF COMPARABLE APARTMENT RENTALS
--------------------------------------------------------------------------------
Comp.                                             Year     No.   Rent Per
No.              Name              Location      Built   Units     Unit     Occ.
--------------------------------------------------------------------------------
1   Los Padres Village  2250 Monroe Street,      1986     245      $2,005    96%
                        Santa Clara, CA

2   Summerwood          444 Saratoga Ave.,       1970     468      $2,000    99%
                        Santa Clara, CA

3   Laguna Clara        3131 Homestead Road,     1971     264      $1,993    98%
                        Santa Clara, CA

4   Marina Cove         3480 Granada Ave.,       1975     292      $2,161    98%
                        Santa Clara, CA
--------------------------------------------------------------------------------
Source: CB Richard Ellis, Inc.
--------------------------------------------------------------------------------

Details on the rental comparables are included in the addenda.

SUBJECT QUOTED RENTS

The following table depicts the subject's unit mix and quoted rental rates.

--------------------------------------------------------------------------------
                            QUOTED RENTS - ALDERWOOD
--------------------------------------------------------------------------------
                   No. of         Unit          Unit       Quoted      Rent
    Type            Units       Size (SF)       Occ.       Rents      Per SF
--------------------------------------------------------------------------------
  1BR/1BA            120          700 SF        99%        $1,960     $2.80
 2BR/1.75BA          114        1,000 SF        99%        $2,450     $2.45
--------------------------------------------------------------------------------
Total/Average:       234          846 SF        99%        $2,199     $2.60
--------------------------------------------------------------------------------
Source:  CB Richard Ellis, Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            QUOTED RENTS - TIMBERLEAF
--------------------------------------------------------------------------------
                   No. of         Unit          Unit        Quoted     Rent
    Type            Units       Size (SF)       Occ.         Rents    Per SF
--------------------------------------------------------------------------------
  1BR/1BA             60          700 SF        100%        $1,960     $2.80
 2BR/1.75BA           64        1,000 SF         98%        $2,400     $2.40
--------------------------------------------------------------------------------
Total/Average:       124          855 SF        100%        $2,187     $2.56
--------------------------------------------------------------------------------
Source:  CB Richard Ellis, Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       35

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS               INCOME CAPITALIZATION APPROACH
--------------------------------------------------------------------------------

[Rental Map]
"Rental Map"
"Rental 1 2250 Monroe"
"Rental 2 444 Saratoga"
"Rental 3 3131 Homestead"
"Rental 4 3480 Granada"
"Subject Alderwood"
"Subject Timberleaf"

ESTIMATE OF MARKET RENT

In order to estimate the market rates for the various  floor plans,  the subject unit types have been compared with similar units in the comparable projects. The following is a discussion of each unit type.

One-Bedroom Units

        ---------------------------------------------------------
                          SUMMARY OF COMPARABLE RENTALS
                                ONE BEDROOM UNITS
        ---------------------------------------------------------
                                                  Rental   Rates
        Comparable                     Size        $/Mo.   $/SF
        ---------------------------------------------------------
        Summerwood                   825 SF       $1,870   $2.27
        Laguna Clara                 823 SF       $1,875   $2.28
        Laguna Clara                 754 SF       $1,840   $2.44
        Los Padres Village           716 SF       $1,791   $2.50
        Marina Cove                  792 SF       $1,995   $2.52
        Laguna Clara                 712 SF       $1,840   $2.58
        Marina Cove                  720 SF       $1,925   $2.67
        Marina Cove                  725 SF       $1,945   $2.68
        Subject - Alderwood          700 SF       $1,960   $2.80
        Subject - Timberleaf         700 SF       $1,960   $2.80
        ---------------------------------------------------------
        Soume: CB Richard Ellis, Inc.
        ---------------------------------------------------------

The  subject's  quoted  rental rates are higher than the range  indicated by the rent  comparables.  The  subject's  rent roll  indicates  that a majority of the occupied  one  bedroom  units are  leased at below the  quoted  rates,  which is indicative of recent rental  increases which have taken effect.  The most recent leases of one bedroom  units have been signed at the quoted  rates.  Considering the available  data,  monthly  market rent for the subject units is estimated at the quoted  rates.  It is above the  comparables,  but recent  leasing  activity indicates these rents are achievable.

--------------------------------------------------------------------------------
                                       36

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ALDERWOOD AND TIMBERLEAF APARTMENTS               INCOME CAPITALIZATION APPROACH
--------------------------------------------------------------------------------

Two-Bedroom Units

         ------------------------------------------------------------------
                          SUMMARY OF COMPARABLE RENTALS
                                TWO BEDROOM UNITS
         ------------------------------------------------------------------
                                                          Rental     Rates
         Comparable                              Size      $/Mo.      $/SF
         ------------------------------------------------------------------
         Summerwood                          1,120 SF     $2,130     $1.90
         Laguna Clara                        1,158 SF     $2,305     $1.99
         Laguna Clara                        1,072 SF     $2,155     $2.01
         Summerwood                            970 SF     $2,000     $2.06
         Marina Cove                         1,051 SF     $2,350     $2.24
         Marina Cove                         1,144 SF     $2,600     $2.27
         Marina Cove                         1,056 SF     $2,450     $2.32
         Marina Cove                           900 SF     $2,145     $2.38
         Los Padres Village                    858 SF     $2,051     $2.39
         Subject - Timberleaf                1,000 SF     $2,400     $2.40
         Subject - Aiderwood                 1,000 SF     $2,450     $2.45
         Los Padres Village                    913 SF     $2,326     $2.55
         Los Padres Village                    946 SF     $2,466     $2.61
         ------------------------------------------------------------------
         Source: CB Richard Ellis, Inc.
         ------------------------------------------------------------------

The  subject's  quoted  rental rates are within the range  indicated by the rent comparables.  The subject's  rent roll indicates that a majority of the occupied two bedroom units are leased at below the quoted  rates,  which is indicative of recent rental  increases which have taken effect.  The most recent leases of two bedroom  units have been signed at the quoted rates.  Considering  the available data, monthly market rent for the subject units is estimated the quoted rates.

MARKET RENT CONCLUSIONS

Based on the foregoing analysis and discussion, the following is the estimate of potential rental income for the subject:

--------------------------------------------------------------------------------
                                       37

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS               INCOME CAPITALIZATION APPROACH
--------------------------------------------------------------------------------

          ------------------------------------------------------------------------------------------------------------------
                                                           MARKET RENT CONCLUSIONS - ALDERWOOD
          ------------------------------------------------------------------------------------------------------------------
              No.                      Unit                          Monthly Rent              Annual Rent          Annual
             Units     Unit Type       Size       Total SF     $/Unit    $/SF      PRI      $/Unit     $/SF         Total
          ------------------------------------------------------------------------------------------------------------------
              120      1BR/1BA         700 SF    84,000 SF     $1,960    $2.80   $235,200   $23,520    $33.60    $2,822,400
              114     2BR/1.75BA     1,000 SF   114,000 SF     $2,450    $2.45   $279,300   $29,400    $29.40    $3,351,600
          ------------------------------------------------------------------------------------------------------------------
              234                      846 SF   198,000 SF     $2,199    $2.60   $514,500   $26,385    $31.18    $6,174,000
          ------------------------------------------------------------------------------------------------------------------
          Soume:     CB Richard Ellis, Inc.
          ------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------------------------------------------------------------
                                                          MARKET RENT CONCLUSIONS - TIMBERLEAF
          ------------------------------------------------------------------------------------------------------------------
              No.                      Unit                          Monthly Rent              Annual Rent          Annual
             Units     Unit Type       Size       Total SF     $/Unit    $/SF      PRI      $/Unit     $/SF         Total
          ------------------------------------------------------------------------------------------------------------------
               60      1BR/1BA         700 SF    42,000 SF     $1,960    $2.80   $117,600   $23,520    $33.60    $1,411,200
               64     2BR/1.75BA     1,000 SF    64,000 SF     $2,400    $2.40   $153,600   $28,800    $28.80    $1,843,200
          ------------------------------------------------------------------------------------------------------------------
              124                      855 SF   106,000 SF     $2,187    $2.56   $271,200   $26,245    $30.70    $3,254,400
          ------------------------------------------------------------------------------------------------------------------
          Source:     CB Richard Ellis, Inc.
          ------------------------------------------------------------------------------------------------------------------

RENT ADJUSTMENTS

Rent  adjustments  are sometimes  necessary to account for differences in rental rates applicable to different units within similar floor plans due to items such as location  within the property,  view,  and level of  amenities.  These rental adjustments may be in the form of rent premiums or rent  discounts.  In the case of the subject, rent adjustments are not applicable.

POTENTIAL RENTAL INCOME CONCLUSION

Within this  analysis,  potential  rental  income is  estimated  based on market rental  rates over the next twelve  months in addition  to any  applicable  rent adjustments.  This  method  of  calculating  potential  rental  income  is  most prevalent in the local market and is  consistent  with the method used to derive overall capitalization rates from the comparable sales data. This shown later in the direct cap.

RENT ROLL ANALYSIS

The rent roll  analysis  serves as a cross check to the  estimate of market rent for the subject.  The  collections  shown on the rent roll include rent premiums and/or discounts. A copy of the rent roll are included in the addenda.

LOSS TO LEASE

Within the local market,  buyers and sellers typically  recognize a reduction in potential rental income due to the difference between market and contract rental rates.  In this market,  lease rates are typically  flat and are  anticipated to roll to market every 6 to 12 months on average. As a result,  actual collections typically lag behind market rates by  approximately 6 to 12 months.  Based on an annual rent growth rate estimated at 5 to 10%, the loss to lease associated with the subject  property is  estimated  at 5%.  This method of  calculating  rental income is most  prevalent in the local market and

--------------------------------------------------------------------------------
                                       38

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS               INCOME CAPITALIZATION APPROACH
--------------------------------------------------------------------------------

is consistent with the method used to derive overall capitalization rates from the comparable sales data.

VACANCY AND COLLECTION LOSS

The subject's  estimated  stabilized  occupancy rate was previously analyzed and discussed in the Market Analysis (including an analysis of collection loss). The subject's historical and projected vacancy is detailed as follows:

              -------------------------------------------------------
                           VACANCY AND COLLECTION LOSS
              -------------------------------------------------------
              Year                                             % PGI
              -------------------------------------------------------
              1999                                                5%
              2000 (9 Mos. Annualized*)                           5%
              2001 Budget                                         0%
              CB Richard Ellis, Inc. Estimate                     5%
              -------------------------------------------------------
              Source:  Operating Statements
              -------------------------------------------------------

RENT CONCESSIONS

Rent  concessions  are  currently not prevalent in the local market nor are they present at the subject property.

EFFECTIVE GROSS INCOME

The subject's  historical  and pro forma  effective  gross income is detailed as follows:

Alderwood:
              -------------------------------------------------------
                             EFFECTIVE GROSS INCOME
              -------------------------------------------------------
               Year                                Total    % Change
              -------------------------------------------------------
               1999                              $3,854,480      ---
               2000 (9 Mos. Annualized*)         $4,300,404      12%
               2001 Budget                       $5,101,646      19%
               CB Richard Ellis, Inc. Estimate   $5,613,835      10%
              -------------------------------------------------------
               Source: Operating Statements
              -------------------------------------------------------

Timberleaf

--------------------------------------------------------------------------------
                                       39

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS               INCOME CAPITALIZATION APPROACH
--------------------------------------------------------------------------------

              -------------------------------------------------------
                             EFFECTIVE GROSS INCOME
              -------------------------------------------------------
               Year                                   Total % Change
               1998                              $1,926,554      ---
               1999                              $1,980,845       3%
               2000 (9 Mos. Annualized*)         $2,233,631      13%
               2001 Budget                       $2,659,116      19%
               CB Richard Ellis, Inc. Estimate   $2,975,096      12%
              -------------------------------------------------------
               Soume: Operating Statements
              -------------------------------------------------------

OPERATING EXPENSE ANALYSIS

In  estimating  the  operating  expenses for the subject,  the actual  operating history has been  analyzed,  along with  expense  data from IREM and  comparable apartment  properties (not presented  herein).  The following table presents the available operating expense history for the subject.

--------------------------------------------------------------------------------------------------------------------------
                                                    OPERATING HISTORY - Alderwood
--------------------------------------------------------------------------------------------------------------------------
                                                                                2000 (9 Mos.               2001
        Year-Occupancy               1998         95%     1999          95%    Annualized*)       95%     Budget      100%
                                       Total     $/Unit      Total     $/Unit         Total    $/Unit      Total    $/Unit
                                     ------------------   -------------------  ---------------------- --------------------
        Income
          Rental Income              $3,698,110 $15,804   $3,747,035  $16,013    $4,253,607   $18,178 $5,070,250   $21,668
          Retained Deposits              13,818      59       19,036       81        18,188        78     17,032        73
          Other Income                   98,063     419       88,409      378        28,609       122     14,364        61
                                     ------------------   -------------------  ---------------------- --------------------
          Effective Gross Income     $3,809,991 $16,282   $3,854,480  $16,472    $4,300,404    18,378 $5,101,646   $21,802
        Expenses
          Real Estate Tax              $231,040    $987     $233,764     $999      $234,765    $1,003   $240,253    $1,027
          Property Insurance             56,048     240       51,271      219        60,629       259     68,771       294
          Utilities                     130,038     556      127,689      546       125,357       536    123,411       527
          Non-Revenue Units                 -       -            -        -             -         -          -         -
          Repairs and Maintenance        81,950     350       84,429      361        77,168       330     89,336       382
          Landscaping                    46,306     198       45,530      195        43,160       184     48,486       207
          Administrative                 79,379     339       80,811      345        80,449       344     83,973       359
          Payroll                       206,280     882      222,096      949       265,461     1,134    284,647     1,216
          Management Fee                201,662     862      198,534      848       221,275       946    269,512     1,152
          Reserves for Replacement          -       -            -        -             -         -          -         -
                                     ------------------   -------------------  ---------------------- --------------------
          Operating Expenses         $1,032,703  $4,413   $1,044,124   $4,462    $1,108,265    $4,736  1,208,389    $5,164
                                     ------------------   -------------------  ---------------------- --------------------
        Net Operating Income         $2,777,288  11,869   $2,810,356  $12,010    $3,192,139   $13,642 $3,893,257   $16,638

        * January - September
--------------------------------------------------------------------------------------------------------------------------
        Source:  Operating statements
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       40

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS               INCOME CAPITALIZATION APPROACH
--------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                    OPERATING HISTORY - Timberleaf
------------------------------------------------------------------------------------------------------------------------------------
                                                                                2000 (9 Mos.               2001
        Year-Occupancy               1998         95%     1999          95%    Annualized*)       95%     Budget      100%
                                     -------------------  -------------------- ----------------------- --------------------
                                       Total     $/Unit      Total     $/Unit         Total    $/Unit      Total    $/Unit
                                     -------------------  -------------------- ----------------------- --------------------
         Income
            Rental Income            $1,877,321  $15,140   $1,926,889  $15,539    $2,198,799   $17,732 $2,636,890   $21,265
            Retained Deposits Income      5,186       42        9,559       77        16,421       132     11,828        95
            Other Income                 44,047      355       44,397      358        18,411       148     10,398        84
                                     -------------------  -------------------- ----------------------  --------------------
            Effective Gross Income   $1,926,554  $15,537   $1,980,845  $15,975    $2,233,631   $18,013 $2,659,116   $21,444
          Expenses
            Real Estate Taxes          $118,949     $959     $120,359     $971      $120,636      $973   $123,456      $996
            Property Insurance           30,108      243       29,851      241        32,680       264     36,991       298
            Utilities                    71,722      578       73,471      593        73,061       589     74,804       603
            Mon-Revenue Units               -        -            -        -             -         -          -         -
            Repairs and Maintenance      60,510      488       49,806      402        55,308       446     54,239       437
            Landscaping                  29,044      234       27,669      223        25,925       209     27,630       223
            Administrative               68,493      552       63,974      516        58,405       471     63,562       513
            Payroll                     145,949    1,177      156,291    1,260       158,119     1,275    174,900     1,410
            Management Fee              100,924      814      101,715      820       144,275     1,164    145,275     1,172
            Reserves for Replacement        -        -            -        -             -         -          -         -
                                     -------------------  -------------------- ----------------------- --------------------
            Operating Expenses         $625,699    5,046     $623,136   $5,025      $668,409    $5,390   $700,857    $5,652
                                     -------------------  -------------------- ----------------------- --------------------
          Net Operating Income       $1,300,855  $10,491   $1,357,709  $10,949    $1,565,221   $12,623 $1,958,259   $15,792

          * January - September
------------------------------------------------------------------------------------------------------------------------------------
          Source:  Operating statements
------------------------------------------------------------------------------------------------------------------------------------

Reserves for Replacement

Reserves  for  replacement   have  been  estimated  based  on  discussions  with
knowledgeable  market  participants  who  indicate a range from $150 to $500 per unit for comparable properties. We estimated $400 for the subject.

DIRECT CAPITALIZATION

Direct  capitalization  is a method  used to convert a single  year's  estimated
stabilized  net  operating  income  into  a  value  indication.   The  following
subsections   represent   different   techniques   for   deriving   an   overall
capitalization rate for direct capitalization.

Comparable Sales

The OAR's  confirmed for the comparable  sales analyzed in the Sales  Comparison
Approach are as follows:

--------------------------------------------------------------------------------
                                       41

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS               INCOME CAPITALIZATION APPROACH
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         COMPARABLE CAPITALIZATION RATES
--------------------------------------------------------------------------------
                      Sale         Sale Price                    Pro Forma
      Sale            Date           $/Unit       Occupancy         OAR
       1             Jan-00         $230,846          68%          7.26%
       2             Nov-00         $258,333         100%          6.00%
       3             Dec-00         $210,084          98%          8.50%
--------------------------------------------------------------------------------
Indicated OAR:                                                    8.50%
--------------------------------------------------------------------------------
Source: CB Richard Ellis, Inc.
--------------------------------------------------------------------------------

Based on the subject's current  occupancy level and its competitive  position in the local  market  versus the  comparables,  an OAR in the upper  portion of the range indicated by the comparables is considered appropriate.

Published Investor Surveys

The results of the most recent National Investor Survey, published by CB Richard
Ellis, Inc., are summarized in the following table.

--------------------------------------------------------------------------------
                    OVERALL CAPITALIZATION RATES - APARTMENT
--------------------------------------------------------------------------------
        Investor Survey          OAR Range            Average
        Class A                8.0% - 9.8%               8.5%
        Class B                8.3% - 10.0%              9.2%
        Class C                8.5% - 12.0%              9.9%
--------------------------------------------------------------------------------
        Indicated OAR:                                 8.50%
--------------------------------------------------------------------------------
 Source: CB Richard Ellis, Inc. National Investor Survey, Fourth Quarter 1999

The subject is considered  to be a Class A/B property.  Because of the subject's location,  an OAR near the  middle to lower end of the  range  indicated  in the preceding table is considered appropriate.

Market Participants

Market  participants noted cap rates rising in the market for proforma rents due to the  increase  in rental  rates from  January of over 35% year to date.  Most noted rates around 8.0 to 9.0%.

CAPITALIZATION RATE CONCLUSION

The following table summarizes the OAR conclusions.

--------------------------------------------------------------------------------
                                       42

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS               INCOME CAPITALIZATION APPROACH
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    OVERALL CAPITALIZATION RATE - CONCLUSION
--------------------------------------------------------------------------------
          Source                                Indicated OAR
          Comparable Sales                              8.50%
          National Investor Survey                       8.50%
          Market Participants                       8 to 9.0%
          CB Richard Ellis, Inc. Estimate               8.50%
--------------------------------------------------------------------------------
          Source: CB Richard Ellis, Inc.
--------------------------------------------------------------------------------

DIRECT CAPITALIZATION SUMMARY

A summary of the direct capitalization of the subject at stabilized occupancy is illustrated in the following table.

--------------------------------------------------------------------------------
                                       43

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS               INCOME CAPITALIZATION APPROACH
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    DIRECT CAPITALIZATION SUMMARY - Alderwood
--------------------------------------------------------------------------------
  Income                                          $/Unit/Yr              Total
                                                 -----------------------------
    Potential Rental Income                         $26,385         $6,174,000
    Loss to Lease                    5.00%           (1,319)          (308,700)
    Vacancy and Collection Loss      5.00%           (1,253)          (293,265)
                                                 -----------------------------
  Net Rental Income                                 $23,812         $5,572,035

    Retained Deposits                                    60             14,000
    Other Income                                        128             30,000
    Vacancy and Collection Loss      5.00%              (9)            (2,200)
                                                 -----------------------------
  Effective Gross Income                            $23,991         $5,613,835

  Expenses
    Real Estate Taxes                               $2,063           $482,661
    Property Insurance                                  294             68,796
    Utilities                                           540            126,360
    Non-Revenue Units                                     0                -
    Repairs and Maintenance                             382             89,388
    Landscaping                                         207             48,438
    Administrative                                      359             84,006
    Payroll                                           1,216            284,544
    Management Fee                   5.00%            1,200            280,692
    Reserves for Replacement                            400             93,600
                                                 -----------------------------
  Operating Expenses                                 $6,660         $1,558,485
                                                 -----------------------------
  Operating Expense Ratio                                               27.76%
  Net Operating Income                           $17,330.56         $4,055,350
  OAR                                                             /      8.50%
                                                                --------------
  Indicated Stabilized Value                                       $47,710,004
  Deferred Maintenance                                              (2,241,853)
  Lease-Up Discount                                                        -
                                                                --------------
  Value Indication                                                 $45,468,151
  Rounded                                                          $45,500,000
  Value Per Unit                                                      $194,308

                                                 -----------------------------
  Matrix Analysis                                  Cap Rate           Value
                                                 -----------------------------
                                                      8.25%        $46,913,900
                                                      8.50%        $45,468,200
                                                      8.75%        $44,105,000

--------------------------------------------------------------------------------
  Source:  CB Richard Ellis, Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       44

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS               INCOME CAPITALIZATION APPROACH
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   DIRECT CAPITALIZATION SUMMARY - Timberleaf
--------------------------------------------------------------------------------
  Income                                          $/Unit/Yr              Total
                                                 ----------     --------------
    Potential Rental Income                         $26,245         $3,254,400
    Loss to Lease                    5.00%           (1,312)          (162,720)
    Vacancy and Collection Loss      5.00%           (1,247)          (154,584)
                                                 ----------     --------------
  Net Rental Income                                 $23,686         $2,937,096

    Retained Deposits                                    81             10,000
    Other Income                                        242             30,000
    Vacancy and Collection Loss      5.00%              (16)            (2,000)
                                                 ----------     --------------
  Effective Gross Income                            $23,993         $2,975,096

  Expenses
    Real Estcite Taxes                               $2,007           $248,858
    Property Insurance                                  298             36,952
    Utilities                                           603             74,772
    Non-Revenue Units                                     0                -
    Repairs and Maintenance                             437             54,188
    Landscaping                                         223             27,652
    Administrative                                      513             63,612
    Payroll                                           1,410            174,840
    Management Fee                   5.00%            1,200            148,755
    Reserves for Replacement                            400             49,600
                                                 ----------     --------------
  Operating Expenses                                 $7,091           $879,288
                                                 ----------     --------------
  Operating Expense Ratio                                               29.55%
  Net Operating Income                           $16,902.16         $2,095,868
  OAR                                                             /      8.50%
                                                                --------------
  Indicated Stabilized Value                                       $24,657,265
  Deferred Maintenance                                              (1,249,931)
  Lease-Up Discount                                                        -
                                                                --------------
  Value Indication                                                 $23,407,334
  Rounded                                                          $23,400,000
  Value Per Unit                                                      $188,769
                                                 -----------------------------
  Matrix Analysis                                  Cap Rate           Value
                                                 -----------------------------
                                                      8.25%        $24,154,500
                                                      8.50%        $23,407,300
                                                      8.75%        $22,702,800

--------------------------------------------------------------------------------
  Source:  CB Richard Ellis, Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       45

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS               INCOME CAPITALIZATION APPROACH
--------------------------------------------------------------------------------

CONCLUSION OF INCOME CAPITALIZATION APPROACH

The  conclusions  via the  valuation  methods  employed for this approach are as follows:

--------------------------------------------------------------------------------
                      INCOME CAPITALIZATION APPROACH VALUES
--------------------------------------------------------------------------------
                          Direct Capitalization Method
     Alderwood                                              $45,500,000
     Timberleaf                                             $23,400,000
--------------------------------------------------------------------------------
     Source:  CB Richard Ellis, Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       46

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                      RECONCILIATION OF VALUE
--------------------------------------------------------------------------------

                            RECONCILIATION OF VALUE

The value indications from the approaches to value are summarized as follows:

         -----------------------------------------------------------------
                          SUMMARY OF VALUE CONCLUSIONS
         -----------------------------------------------------------------
                                                As Is             As Is
                                              Alderwood        Timberleaf
         -----------------------------------------------------------------
           Cost Approach                            N/A                N/A
         -----------------------------------------------------------------
           Sales Comparison Approach        $23,750,000        $44,760,000
           Income Capitalization Approach   $23,400,000        $45,500,000
           Reconciled Value                 $23,400,000        $45,500,000
         -----------------------------------------------------------------
           Source: CB Richard Ellis, Inc.
         -----------------------------------------------------------------

The Cost Approach  typically  gives a reliable  value  indication  when there is
evidence  for  the   replacement   cost  estimate  and  when  there  is  minimal
depreciation   contributing  to  a  loss  in  value  which  must  be  estimated.
Considering the amount of depreciation present in the property,  the reliability of the Cost  Approach is somewhat  diminished.  Therefore,  the Cost Approach is considered less applicable to the subject and is not used herein.

In the Sales  Comparison  Approach,  the subject property is compared to similar properties  that have been sold recently or for which  listing  prices or offers are known. The sales used in this analysis are considered  fairly  comparable to the subject,  and the required  adjustments  were based on  reasonable  and well supported  rationale.  In addition,  market participants are currently analyzing purchase prices on investment properties as they relate to available substitutes in the market. Therefore, the Sales Comparison Approach is considered to provide a reliable  value  indication  and has been given  emphasis  in the final  value reconciliation.

The Income  Capitalization  Approach is applicable to the subject property since
it  is  an  income  producing  property  leased  in  the  open  market.   Market
participants are currently analyzing properties based on their income generating capability.  Therefore, the Income Capitalization Approach is considered to be a reasonable and  substantiated  value indicator and has been heavily  weighted in the final value estimate.

Based on the  foregoing,  the market value of the subject has been  concluded as follows:

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                             MARKET VALUE CONCLUSION
--------------------------------------------------------------------------------
Location  Appraisal Premise  Interest Appraised  Date of Value  Value Conclusion
--------------------------------------------------------------------------------
Alderwood      As Is            Fee Simple      December 5, 2000     $45,500,000
Timberleaf     As Is            Fee Simple      December 5, 2000     $23,400,000
--------------------------------------------------------------------------------
Source:  CB Richard Ellis, Inc.
--------------------------------------------------------------------------------

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ALDERWOOD AND TIMBERLEAF APARTMENTS          ASSUMPTIONS AND LIMITING CONDITIONS
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                       ASSUMPTIONS AND LIMITING CONDITIONS

Unless  otherwise  specifically  noted in the body of the report,  it is assumed that title to the property or properties appraised is clear and marketable and that there are no recorded or  unrecorded  matters or exceptions to total that would adversely affect  marketability or value. CB Richard Ellis,  Inc. is not aware of any title  defects  nor has it been  advised  of any  unless  such is specifically  noted in the report. CB Richard Ellis,  Inc.,  however,  has not examined title and makes no representations relative to the condition thereof.
  Documents  dealing with liens,  encumbrances,  easements,  deed  restrictions, clouds and other conditions that may affect the quality of title have not been reviewed.  Insurance against financial loss resulting in claims that may arise out of  defects  in the  subject  property's  title  should be  sought  from a qualified title company that issues or insures title to real property.

Unless otherwise  specifically  noted in the body of this report, it is assumed:
  that the existing  improvements on the property or properties  being appraised are  structurally  sound,  seismically  safe  and  code  conforming;  that all building systems  (mechanical/electrical,  HVAC, elevator, plumbing, etc.) are in good working order with no major deferred  maintenance or repair  required;
  that the roof and exterior are in good  condition  and free from  intrusion by the elements;  that the property or properties  have been engineered in such a manner  that  the  improvements,  as  currently  constituted,  conform  to all applicable local, state, and federal building codes and ordinances. CB Richard
  Ellis,  Inc.  professionals  are not  engineers and are not competent to judge matters of an  engineering  nature.  CB Richard  Ellis,  Inc. has not retained
  independent  structural,   mechanical,   electrical,  or  civil  engineers  in
  connection  with  this  appraisal  and,  therefore,  makes no  representations relative to the condition of improvements. Unless otherwise specifically noted
  in the body of the report:  no problems  were  brought to the  attention of CB
  Richard  Ellis,  Inc. by  ownership  or  management;  CB Richard  Ellis,  Inc.
  inspected less than 100% of the entire  interior and exterior  portions of the improvements;  and CB Richard  Ellis,  Inc. was not furnished any  engineering studies by the owners or by the party requesting this appraisal.  If questions in these areas are critical to the decision process of the reader,  the advice of competent engineering consultants should be obtained and relied upon. It is specifically  assumed that any knowledgeable and prudent purchaser would, as a precondition  to  closing a sale,  obtain a  satisfactory  engineering  report relative to the  structural  integrity of the  property  and the  integrity of building systems.  Structural problems and/or building system problems may not be visually  detectable.  If engineering  consultants  retained  should report negative  factors  of a  material  nature,  or if such are  later  discovered, relative to the  condition  of  improvements,  such  information  could have a substantial  negative  impact on the  conclusions  reported in this appraisal.
  Accordingly,  if negative findings are reported by engineering consultants, CB
  Richard  Ellis,  Inc.  reserves the right to amend the  appraisal  conclusions reported herein.

Unless  otherwise  stated in this report,  the existence of hazardous  material, which  may or may not be  present  on the  property  was not  observed  by the appraisers.  CB Richard Ellis,  Inc. has no knowledge of the existence of such materials on or in the  property.  CB Richard  Ellis,  Inc.,  however,  is not qualified  to detect  such  substances.  The  presence of  substances  such as asbestos, urea formaldehyde foam insulation, contaminated groundwater or other potentially  hazardous  materials  may affect the value of the  property.  The value estimate is predicated on the assumption  that there is no such material on or in the property that would cause a loss in value. No  responsibility  is assumed for any such conditions, or for any expertise or engineering knowledge required  to  discover  them.  The client is urged to retain an expert in this field, if desired.

  We have  inspected,  as  thoroughly  as  possible  by  observation,  the land;
  however,  it was impossible to personally inspect conditions beneath the soil.
  Therefore,  no representation is made as to these matters unless  specifically considered in the appraisal.

All  furnishings,  equipment  and business  operations,  except as  specifically
  stated  and  typically  considered  as  part  of  real  property,   have  been
  disregarded  with only real  property  being  considered  in the report unless otherwise stated. Any existing or proposed  improvements,  on or off-site,  as well as any alterations or repairs considered,  are assumed to be completed in
  a  workmanlike   manner  according  to  standard   practices  based  upon  the
  information  submitted to CB Richard Ellis, Inc. This report may be subject to amendment upon  re-inspection of the subject  property  subsequent to repairs, modifications,  alterations  and completed new  construction.  Any estimate of
  Market  Value  is as of  the  date  indicated;  based  upon  the  information, conditions and projected levels of operation.

  It is assumed that all factual data furnished by the client,  property  owner, owner's  representative,  or  persons  designated  by the  client or owner to supply said data are accurate and correct unless otherwise specifically noted
   in the appraisal report. Unless otherwise specifically noted in the appraisal report,  CB Richard Ellis, Inc. has no reason to believe that any of the data furnished  contain any material  error.  Information  and data referred to in this paragraph include, without being limited to, numerical street addresses, lot and block numbers,  Assessor's  Parcel Numbers,  land dimensions,  square footage area of the land,  dimensions  of the  improvements,  gross  building areas,  net  rentable  areas,  usable  areas,  unit count,  room count,  rent schedules,  income data, historical operating expenses,  budgets, and related data.  Any material  error in any of the above data could have a  substantial impact on the conclusions reported. Thus, CB Richard Ellis, Inc. reserves the right  to  amend  conclusions  reported  if made  aware  of any  such  error.
   Accordingly,

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                                       48

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ALDERWOOD AND TIMBERLEAF APARTMENTS          ASSUMPTIONS AND LIMITING CONDITIONS
--------------------------------------------------------------------------------

  the client-addressee  should carefully review all assumptions,  data, relevant calculations,  and  conclusions  within 30 days after the date of  delivery of this  report  and should  immediately  notify CB Richard  Ellis,  Inc.  of any questions or errors.

The date of value to which any of the conclusions and opinions expressed in this report apply,  is set forth in the Letter of  Transmittal.  Further,  that the dollar  amount  of any  value  opinion  herein  rendered  is  based  upon  the purchasing  power of the American Dollar on that date. This appraisal is based on market  conditions  existing  as of the date of this  appraisal.  Under the terms of the  engagement,  we will have no obligation to revise this report to reflect  events  or  conditions  which  occur  subsequent  to the  date of the appraisal.  However,  CB Richard Ellis,  Inc. will be available to discuss the necessity for revision  resulting  from changes in economic or market  factors affecting the subject.

CB Richard Ellis, Inc. assumes no private deed restrictions, limiting the use of the subject property in any way.

Unless otherwise  noted in the body of the report,  it is assumed that there are no mineral  deposit or subsurface  rights of value involved in this appraisal, whether they be gas,  liquid,  or solid.  Nor are the rights  associated  with extraction or exploration of such elements  considered unless otherwise stated
  in this  appraisal  report.  Unless  otherwise  stated it is also assumed that there are no air or development rights of value that may be transferred.

CB Richard Ellis,  Inc.  is not aware of any  contemplated  public  initiatives, governmental  development  controls, or rent controls that would significantly affect the value of the subject.

The  estimate  of Market  Value,  which may be  defined  within the body of this report, is subject to change with market  fluctuations over time. Market value is highly related to exposure, time promotion effort, terms,  motivation,  and conclusions  surrounding  the  offering.  The value  estimate(s)  consider the productivity and relative  attractiveness of the property, both physically and economically, on the open market.

Any cash flows  included in the  analysis  are  forecasts  of  estimated  future operating  characteristics  are predicated on the  information and assumptions contained within the report. Any projections of income,  expenses and economic conditions utilized in this report are not predictions of the future.  Rather, they are  estimates  of  current  market  expectations  of future  income  and expenses.  The  achievement of the financial  projections  will be affected by fluctuating economic conditions and is dependent upon other future occurrences that  cannot  be  assured.  Actual  results  may  vary  from  the  projections considered  herein.  CB Richard Ellis,  Inc. does not warrant these  forecasts will occur.  Projections may be affected by  circumstances  beyond the current realm of knowledge or control of CB Richard Ellis, Inc.

Unless  specifically  set  forth in the body of the  report,  nothing  contained herein shall be construed to represent  any direct or indirect  recommendation of CB Richard  Ellis,  Inc. to buy,  sell, or hold the properties at the value stated. Such decisions involve  substantial  investment strategy questions and must be specifically addressed in consultation form.

Also, unless  otherwise noted in the body of this report,  it is assumed that no changes  in the  present  zoning  ordinances  or  regulations  governing  use, density,  or shape are being  considered.  The property is appraised  assuming that all required  licenses,  certificates  of occupancy,  consents,  or other legislative or  administrative  authority from any local,  state, nor national government or private entity or  organization  have been or can be obtained or renewed for any use on which the value  estimates  contained in this report is based, unless otherwise stated.

This  study  may not be  duplicated  in whole or in part  without  the  specific written consent of CB Richard Ellis, Inc. nor may this report or copies hereof be transmitted to third parties without said consent, which consent CB Richard
  Ellis,  Inc.  reserves  the right to deny.  Exempt  from this  restriction  is duplication for the internal use of the  client-addressee  and/or transmission to attorneys,  accountants,  or advisors of the client-addressee.  Also exempt from this restriction is transmission of the report to any court, governmental authority, or regulatory agency having jurisdiction over the party/parties for whom this  appraisal  was  prepared,  provided  that this  report  and/or  its contents shall not be published,  in whole or in part, in any public  document without the express written consent of CB Richard Ellis, Inc. which consent CB
  Richard Ellis, Inc. reserves the right to deny. Finally, this report shall not be  advertised  to the  public or  otherwise  used to induce a third  party to purchase  the  property  or to  make a  "sale"  or  "offer  for  sale"  of any
  "security",  as such terms are defined and used in the Securities Act of 1933, as amended.  Any third party,  not covered by the exemptions  herein,  who may
  possess  this  report,   is  advised  that  they  should  rely  on  their  own
  independently  secured  advice  for  any  decision  in  connection  with  this
  property.   CB  Richard   Ellis,   Inc.  shall  have  no   accountability   or
  responsibility to any such third party.

Any value estimate  provided in the report applies to the entire  property,  and any pro  ration  or  division  of the title  into  fractional  interests  will invalidate the value estimate, unless such pro ration or division of interests has been set forth in the report.

The  distribution  of the  total  valuation  in this  report  between  land  and improvements applies only under the existing program of utilization. Component values for land and/or  buildings  are not intended to be used in  conjunction with any other property or appraisal and are invalid if so used.

The maps,  plats,  sketches,  graphs,  photographs and exhibits included in this report  are for  illustration  purposes  only and are to be  utilized  only to assist  in  visualizing  matters  discussed  within  this  report.  Except  as specifically stated, data

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                                       49

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ALDERWOOD AND TIMBERLEAF APARTMENTS          ASSUMPTIONS AND LIMITING CONDITIONS
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  relative  to size or area of the subject and  comparable  properties  has been obtained from sources deemed  accurate and reliable.  None of the exhibits are to be removed, reproduced, or used apart from this report.

No opinion is intended  to be  expressed  on  matters  which may  require  legal expertise or specialized  investigation  or knowledge  beyond that customarily employed by real estate appraisers. Values and opinions expressed presume that environmental  and other  governmental  restrictions/conditions  by applicable agencies have been met,  including but not limited to seismic hazards,  flight patterns,  decibel levels/noise envelopes,  fire hazards, hillside ordinances, density,  allowable uses, building codes, permits,  licenses,  etc. No survey, engineering study or architectural  analysis has been made known to CB Richard
  Ellis,  Inc. unless  otherwise  stated within the body of this report.  If the
  Consultant  has  not  been  supplied  with a  termite  inspection,  survey  or occupancy  permit,  no responsibility or representation is assumed or made for any costs  associated with obtaining same or for any  deficiencies  discovered before or after they are  obtained.  No  representation  or  warranty  is made
  concerning   obtaining  these  items.  CB  Richard  Ellis,   Inc.  assumes  no
  responsibility  for any costs or consequences  arising due to the need, or the lack of need,  for flood  hazard  insurance.  An agent for the  Federal  Flood
  Insurance  Program  should be contacted to determine the actual need for Flood
  Hazard Insurance.

Acceptance  and/or  use  of  this  report  constitutes  full  acceptance  of the
  Contingent and Limiting  Conditions and special  assumptions set forth in this report. It is the responsibility of the Client, or client's designees, to read in full, comprehend and thus become aware of the aforementioned  contingencies and limiting  conditions.  Neither the  Appraiser nor CB Richard  Ellis,  Inc.
  assumes  responsibility  for any situation arising out of the Client's failure to become  familiar  with and  understand  the same.  The Client is advised to retain  experts  in areas  that  fall  outside  the  scope of the real  estate appraisal/consulting profession if so desired.

CB Richard Ellis, Inc. assumes that the subject property analyzed herein will be under prudent and competent  management and ownership;  neither inefficient or super-efficient.

It is assumed that there is full compliance with all applicable  federal, state, and local environmental  regulations and laws unless  noncompliance is stated, defined and considered in the appraisal report.

No survey  of the  boundaries  of the  property  was undertaken.  All  areas and dimensions furnished are presumed to be correct. It is further assumed that no encroachments to the realty exist.

The Americans with  Disabilities  Act (ADA) became  effective  January 26, 1992.
  Notwithstanding  any discussion of possible readily achievable barrier removal construction  items in this  report,  CB Richard  Ellis,  Inc.  has not made a specific  compliance survey and analysis of this property to determine whether it is in conformance with the various detailed  requirements of the ADA. It is possible  that a compliance  survey of the property  together  with a detailed analysis of the  requirements of the ADA could reveal that the property is not in  compliance  with one or more of the  requirements  of the ADA. If so, this fact could  have a negative  effect on the value  estimated  herein.  Since CB
  Richard Ellis, Inc. has no specific information relating to this issue, nor is
  CB Richard Ellis, Inc. qualified to make such an assessment, the effect of any possible non-compliance with the requirements of the ADA was not considered in estimating the value of the subject property.

Client shall not indemnify  Appraiser or hold Appraiser harmless unless and only to the extent that the Client misrepresents,  distorts, or provides incomplete
  or  inaccurate   appraisal  results  to  others,  which  acts  of  the  Client proximately result in damage to Appraiser. The Client shall indemnify and hold
  Appraiser  harmless  from any claims,  expenses,  judgments  or other items or costs arising as a result of the Client's failure or the failure of any of the
  Client's  agents to provide a  complete  copy of the  appraisal  report to any third  party.  In the  event  of  any  litigation  between  the  parties,  the prevailing  party to such  litigation  shall be entitled  to recover  from the other reasonable attorney fees and costs.

The report is for the sole use of the client;  however,  client may provide only complete,  final  copies  of the  appraisal  report in its  entirety  (but not component  parts) to third parties who shall review such reports in connection with loan underwriting or securitization efforts. Appraiser is not required to explain or testify as to appraisal results other than to respond to the client for routine and customary questions.  Please note that our consent to allow an appraisal  report  prepared  by CB Richard  Ellis,  Inc.  or  portions of such report,  to  become  part of or be  referenced  in any  public  offering,  the granting of such consent will be at our sole discretion and, if given, will be on condition that we will be provided with an Indemnification Agreement and/or
  Non-Reliance  letter,  in a form and  content  satisfactory  to us, by a party satisfactory  to us. We do consent to your submission of the reports to rating agencies,  loan  participants  or  your  auditors  in its  entirety  (but  not component  parts)  without  the  need to  provide  us with an  Indemnification
  Agreement and/or Non-Reliance letter.

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ALDERWOOD AND TIMBERLEAF APARTMENTS                                      ADDENDA
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                                     ADDENDA

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ALDERWOOD AND TIMBERLEAF APARTMENTS                ADDENDUM A  GLOSSARY OF TERMS
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                                   ADDENDUM A

                                GLOSSARY OF TERMS

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ALDERWOOD AND TIMBERLEAF APARTMENTS                ADDENDUM A  GLOSSARY OF TERMS
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assessed value   Assessed value applies in ad valorem taxation and refers to the value of a property according to the tax rolls. Assessed value may not conform to market  value,  but it is usually  calculated in relation to a market value base. (+)

cash equivalency   The  procedure  in  which  the  sale  prices  of   comparable
  properties sold with atypical financing are adjusted to reflect typical market terms.

contract, coupon, face, or nominal rent   The nominal  rent payment specified in
  the lease  contract.  It does not reflect  any offsets for free rent,  unusual tenant improvement conditions,  or other factors that may modify the effective rent payment.

coupon rent
  See  Contract, Coupon, Face, or Nominal Rent

effective rent   1) The rental rate net of financial concessions such as periods of no rent during a lease  term;  may be  calculated  on a  discounted  basis, reflecting the time value of money, or on a simple, straight-line basis. ++ 2)
  The economic rent paid by the lessee when  normalized to account for financial concessions,  such as escalation  clauses,  and other  factors.  Contract,  or normal,  rents must be converted to effective rents to form a consistent basis of comparison between comparables.

face rent
  See  Contract, Coupon, Face, or Nominal Rent

fee simple estate   Absolute  ownership  unencumbered  by any other  interest or estate,  subject only to the limitations imposed by the governmental powers of taxation, eminent domain, police power, and escheat. (++)

floor area ratio (FAR)   The relationship between the above-ground floor area of
  a building,  as described by the  building  code,  and the area of the plot on which it stands; in planning and zoning, often expressed as a decimal, e.g., a ratio of 2.0 indicates that the permissible  floor area of a building is twice the total land area; also called building-to-land ratio. (++)

full service lease   A lease  in  which  rent  covers  all  operating  expenses.
  Typically,  full service leases are combined with an expense stop, the expense level covered by the contract lease  payment.  Increases in expenses above the expense  stop level are passed  through to the tenant and are known as expense pass-throughs.

going concern value   Going  concern  value is  the  value of a proven  property operation.  It includes the  incremental  value  associated  with the business concern,  which is  distinct  from the value of the real  estate  only.  Going concern value includes an intangible  enhancement of the value of an operating business enterprise which is produced by the assemblage of the land, building,
  labor,   equipment,   and  marketing   operation.   This  process  creates  an
  economically viable business that is expected to continue. Going concern value refers to the total  value of a property,  including  both real  property  and intangible personal property attributed to the business value. (+)

gross building area (GBA)   The sum of all  areas at each  floor as measured to
  the exterior walls.

insurable value   Insurable   Value   is  based   on  the   replacement   and/or
  reproduction  cost of physical  items that are  subject to loss from  hazards.
  Insurable  value is that  portion of the value of an asset or asset group that is  acknowledged  or recognized  under the  provisions  of an applicable  loss insurance policy.  This value is often controlled by state law and varies from state to state. +

investment value   Investment   value  is  the  value  of  an  investment  to  a
  particular investor based on his or her investment  requirements.  In contrast to market value, investment value is value to an individual,  not value in the marketplace.  Investment value reflects the subjective  relationship between a particular  investor  and  a  given  investment.  When  measured  in  dollars, investment value is the price an investor would pay for an investment in light of its perceived capacity to satisfy his or her desires,  needs, or investment goals. To estimate  investment  value,  specific  investment  criteria must be known.  Criteria to evaluate a real estate  investment are not necessarily set down by the individual investor;  they may be established by an expert on real estate and its value, that is, an appraiser. (+)

leased fee
  See leased fee estate

leased fee estate    An ownership  interest held by a landlord with the right of use and occupancy  conveyed by lease to others.  The rights of the lessor (the leased fee owner) and the leased fee are specified by contract terms contained within the lease. (++)

leasehold
  See leasehold estate

leasehold estate   The  interest  held by  the  lessee  (the  tenant or  renter)
  through a lease  conveying  the rights of use and  occupancy for a stated term under certain conditions. (++)

load factor   The amount added to usable area to calculate the rentable area. It is also referred to as a

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ALDERWOOD AND TIMBERLEAF APARTMENTS                ADDENDUM A  GLOSSARY OF TERMS
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  "rentable  add-on factor"  which,  according to BOMA, "is computed by dividing the difference  between the usable square footage and rentable  square footage by the amount of the usable  area.  Convert  the figure into a  percentage  by multiplying by 100.

market value "as if complete" on the appraisal date   Market    value    as   if
  complete  on the  appraisal  date is an  estimate  of the  market  value  of a property with all construction,  conversion, or rehabilitation  hypothetically completed,  or under other specified hypothetical conditions as of the date of the appraisal. With regard to properties wherein anticipated market conditions indicate that stabilized occupancy is not likely as of the date of completion, this  estimate of value should  reflect the market value of the property as if complete and prepared for occupancy by tenants.

market value "as is" on the appraisal date   Market   value   "as   is"  on  the
  appraisal  date is an  estimate  of the  market  value  of a  property  in the condition  observed upon  inspection  and as it physically  and legally exists without hypothetical conditions, assumptions, or qualifications as of the date of appraisal.

market value   Market  value is one of the  central  concepts  of the  appraisal practice.  Market value is differentiated from other types of value in that it is created by the  collective  patterns of the market.  Market value means the most probable  price which a property  should bring in a competitive  and open market under all  conditions  requisite  to a fair sale,  the buyer and seller each  acting  prudently  and  knowledgeably,  and  assuming  the  price is not affected by undue stimulus. Implicit in this definition is the consummation of a sale as of a  specified  date and the  passing of title from seller to buyer under conditions  whereby: 1) A reasonable time is allowed for exposure in the open market; 2) Both parties are well informed or well advised,  and acting in what they consider their own best interests; 3) Buyer and seller are typically motivated;  4) Payment is made in terms of cash in U.S. dollars or in terms of financial  arrangements  comparable  thereto;  and  5) The  price  represents the normal  consideration  for  the  property sold  unaffected  by special  or creative financing  or sales  concessions granted  by  anyone associated with the sale. (Section)

marketing period   The time it takes an interest in real property to sell on the market subsequent to the date of an appraisal. (++)

net lease   Lease  in  which  all or some of the  operating  expenses  are  paid directly by the tenant.  The landlord  never takes  possession  of the expense payment.  In a Triple Net Lease all operating  expenses are the responsibility of the tenant, including property taxes, insurance,  interior maintenance, and
  other   miscellaneous   expenses.   However,   management  fees  and  exterior
  maintenance are often the  responsibility of the lessor in a triple net lease.
  A modified net lease is one in which some expenses are paid  separately by the tenant and some are included in the rent.

net rentable area (NRA)   1) The area on which rent is computed. 2) The Rentable
  Area of a floor shall be computed by measuring to the inside finished  surface of the dominant  portion of the permanent outer building walls,  excluding any major  vertical  penetrations  of the floor.  No deductions  shall be made for columns and  projections  necessary  to the  building.  Include  space such as mechanical room, janitorial room, restrooms, and lobby of the floor. (*)

nominal rent
  See  Contract, Coupon, Face, or Nominal Rent

prospective future value "upon completion of construction"   Prospective  future
  value "upon completion of construction" is the prospective value of a property on  the  future  date  that  construction  is  completed,  based  upon  market conditions  forecast to exist, as of that completion  date. The value estimate at this stage is stated in current dollars unless otherwise indicated.

prospective  future  value  "upon  reaching stabilized  occupancy"   Prospective
  future value "upon reaching stabilized  occupancy" is the prospective value of a  property  at a  future  point  in time  when  all  improvements  have  been physically  constructed  and the property has been leased to its optimum level of long-term occupancy.  The value estimate at this stage is stated in current dollars unless otherwise indicated.

reasonable exposure time   The  estimated  length of time the property  interest
  being   appraised  would  have  been  offered  on  the  market  prior  to  the hypothetical  consummation  of a sale at market value on the effective date of the appraisal;  a retrospective estimate based upon an analysis of past events assuming a competitive and open market. (++)

rent
  See
  full service lease
  net lease
  contract, coupon, face, or nominal rent
  effective rent

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                ADDENDUM A  GLOSSARY OF TERMS
--------------------------------------------------------------------------------

shell space   Space  which  has  not  had  any  interior  finishing   installed,
  including even basic improvements such as ceilings and interior walls, as well as partitions, floor coverings, wall coverings, etc..

Usable Area   1) The area  actually used by  individual  tenants.  2) The Usable
  Area of an office building is computed by measuring to the finished surface of the  office  side of  corridor  and other  permanent  walls,  to the center of partitions  that separate the office from adjoining  usable areas,  and to the inside  finished  surface  of the  dominant  portion  of the  permanent  outer building  walls.  Excludes areas such as mechanical  rooms,  janitorial  room, restrooms, lobby, and any major vertical penetrations of a multi-tenant floor.
  (*)

use value   Use  value is a concept  based on the  productivity  of an  economic good.  Use value is the value a specific  property has for a specific use. Use value focuses on the value the real estate  contributes  to the  enterprise of which it is a part,  without regard to the property's  highest and best use or the monetary amount that might be realized upon its sale. (+)

value appraised   During  the  real  estate  development   process,  a  property
  typically  progresses  from a state  of  unimproved  land to  construction  of improvements to stabilized occupancy.  In general, the market value associated with the property increases during these stages of development. After reaching stabilized  occupancy,  ongoing  forces  affect the property  during its life, including a physical wear and tear,  changing  market  conditions,  etc. These factors  continually  influence the property's market value at any given point in time.  See also
  market value "as is" on the appraisal date
  market value "as if complete" on the appraisal date
  prospective  future value "upon completion of construction"
  prospective future value "upon reaching stabilized occupancy"

---------------------------------------------------------------

+  The Appraisal of Real Estate, Eleventh Edition, Appraisal Institute, 1996.

++  The Dictionary of Real Estate Appraisal, Third Edition, 1993.

s.  The Office of the  Comptroller  of the Currency,  12 CFR Part 34, Subpart C,
[omega]34.42(f),  August  24,  1990.  This  definition  is  compatible  with the definition of market value contained in The Dictionary of Real Estate Appraisal,
Third Edition,  and the Uniform  Standards of  Professional  Appraisal  Practice
adopted by the  Appraisal  Standards  Board of The  Appraisal  Foundation,  1992
edition.  This definition is also compatible with the OTS, RTC, FDIC,  NCUA, and the Board of Governors of the Federal Reserve System definition of market value.

*  1990 BOMA  Experience Exchange  Report,  Income/Expense  Analysis  for Office
Buildings (Building Owners and Managers Association, 1990)

++  Statement  on  Appraisal  Standard  No. 6, Appraisal Standards  Board of The
Appraisal Foundation, September 19, 1992.

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS           ADDENDUM B  ADDITIONAL PHOTOGRAPHS
--------------------------------------------------------------------------------

                                   ADDENDUM B

                             ADDITIONAL PHOTOGRAPHS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS           ADDENDUM B  ADDITIONAL PHOTOGRAPHS
--------------------------------------------------------------------------------

                              [photo of courtyard]
                               "view of Alderwood"

                               [photo of kitchen]
                           "View of Alderwood kitchen"

                             [photo of living area]
                         "View of Alderwood Living Area"

                               [photo of bathroom]
                          "View of Alderwood bathroom"

                                 [photo of pool]
                              "View of Timberleaf"

                          [photo of Timberleaf Kitchen]
                          "View of Timberleaf Kitchen"

              [photo of Timberleaf living room] "View of Timberleaf
                living room - second floor with vaulted ceilings"

                           [photo of Timberleaf bathroom]
                          "View of Timberleaf bathroom"

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS        ADDENDUM C IMPROVED COMPARABLE SALES
--------------------------------------------------------------------------------

                                   ADDENDUM C

                            IMPROVED COMPARABLE SALES

--------------------------------------------------------------------------------

 ----------------------------------------------------------------------------------------------------------------------------------
                                           Summary Of Comparable Apartment Sales
 ----------------------------------------------------------------------------------------------------------------------------------

 ----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 Sales     Sales
                                                                                                                 Price     Price
 Sale                         Sale                    Year     No.    Avg Unit    Occupancy                       Per       Per
  No.     Name/Location       Date     Sale Price     Built   Units   Size(SF)     at Sale     OER       OAR       SF       Unit
 ===================================================================================================================================
 1     Arioso Apartments      01/00     $46,400,000    1999    201    1,015        68%        30.80%    7.26%    $227.38  $230,846
       19608 Pruneridge
       Avenue
       Cupertino, CA

 2     Villa De Anza         1 BR, 1    $31,000,000    1969    120    1,147       100%          N/A     6.00%    $225.23  $258,333
       20200 Lucille Ave.     BA00
       Cupertino, CA

 3     Waterford Place Apt.   12/00     $50,000,000    1999    238      923        98%          N/A     8.50%    $227.61  $210,084
       1700 N. First Street
       San Jose, CA
 ----------------------------------------------------------------------------------------------------------------------------------

 Compiled by:  CB Richard Ellis
-----------------------------------------------------------------------------------------------------------------------------------

                                                               APARTMENT SALE 1
-------------------------------------------------------------------------------

Location Data
      Property Name:             Arioso Apartments
      Location:                  19608 Pruneridge Avenue
      City:                      Cupertino
      County:                    Santa Clara
      State/Zip:                 California
      Assessor's Parcel No(s):   316-05-171
      Atlas Reference:           832-F6

Physical Data
      Type:                      Garden
      Land Area:                 6.43000 Acres
      Gross Livable Area:        204,064 SF
      Number of Units:           201
      Average Unit Size:         1,015 SF
      Year Built:                1999
      # of Stories:              3
      Condition:                 Excellent
      Exterior Walls:            Wood Frame/Stucco
      Complex Amenities:         pool, spa

Sale Data
      Transaction Type:          Sale
      Date of Transaction:       01/00
      Marketing Time:            N/A
      Grantor:                   SNK Realty
      Grantee:                   Stonesfair Financial Corp.
      Document No.:              N/A  Rec. Date:01/26/2000
      Sale Price:                $46,400,000
      Financing:                 Market Terms
      Cash Equivalent Price:     $46,400,000
      Required Capital Cost:     $0
      Adjusted Sale Price:       $46,400,000
      Verification:              Broker

Unit Mix
      ----------------------------------------------------------------
                                                            Size
           Unit Type         No.        Percentage          (SF)
      ----------------------------------------------------------------
          1 BR, 1 BA          18             8              534
          1 BR, 1 BA          9              4              546
          1 BR, 1 BA          36            17              792
          1 BR, 1 BA          18             8              829
          2 BR, 2 BA          56            27              1197
          2 BR, 2 BA          4              1              1213
          2 BR, 2 BA          60            29              1237
      ----------------------------------------------------------------
            Totals           201            100           204,064
      ----------------------------------------------------------------

--------------------------------------------------------------------------------
                                CB Richard Ellis

                                                               APARTMENT SALE 1
-------------------------------------------------------------------------------

Financial Data
     Assumptions & Forecast:              Appraiser
     Occupancy at Sale:                   68%
     Existing or Pro Forma Income:        Pro Forma

                                          TOTAL         $ Unit
                                          -----         ------
     Potential Gross Income:              $5,126,616   $25,506
     Vacancy and Credit Loss:             $256,331     $1,275
     Effective Gross Income:              $4,870,285   $24,230
     Expenses:                            $1,500,000   $7,462
     Net Operating Income:                $3,370,285   $16,768

Analysis
     Buyers Underwriting Criteria:        Direct Cap
     Overall Capitalization Rate (OAR):   7.26%
     Projected IRR:                       N/A %
     Effective Gross Multiplier (EGIM):   9.53
     Operating Expense Ratio (OER):       30.80%
     Price Per Square Foot:               $227.38
     Price Per Unit:                      $230,846

Comments
     Income is estimated based on late rental rates reported in December 1999.
     The property went into contract prior to that date and these rents are considered to be higher than the rents achievable at the time the price was determined. Expenses are estimated at $7,500 per unit. There are 503 covered parking spaces situated in the underground garage. Rents range from
     $1,850 to $2,900 per month, or $2.31 to $3.66 per square foot. Subsequent tot he sale, the property achieved stabilized occupancy with a 1.0% vacancy level.

-------------------------------------------------------------------------------
                                CB Richard Ellis

                                                               APARTMENT SALE 2
-------------------------------------------------------------------------------

Location Data
      Property Name:             Villa De Anza
      Location:                  20200 Lucille Ave.
      City:                      Cupertino
      County:                    Santa Clara
      State/Zip:                 California  95014
      Assessor's Parcel No(s):   316-02-094
      Atlas Reference:           60-A3

Physical Data
      Type:                      Garden
      Land Area:                 6.89000 Acres
      Gross Livable Area:        137,640 SF
      Number of Units:           120
      Average Unit Size:         1,147 SF
      Year Built:                1969
      # of Stories:              Two
      Condition:
      Exterior Walls:            Stucco
      Complex Amenities:         Pool, Laundry, Clubhouse, BBQ

Sale Data
      Transaction Type:          Sale
      Date of Transaction:       11/00
      Marketing Time:            N/A
      Grantor:                   N/A
      Grantee:                   N/A
      Document No.:              N/A
      Sale Price:                $31,000,000
      Financing:                 Cash to Seller
      Cash Equivalent Price:     $31,000,000
      Required Capital Cost:     $0
      Adjusted Sale Price:       $31,000,000
      Verification:              Broker

Unit Mix
      ----------------------------------------------------------------
                                                            Size
           Unit Type         No.        Percentage          (SF)
      ----------------------------------------------------------------
           2 BR, 2 BA        120            100              1147
      ----------------------------------------------------------------

            Totals           120            100           137,640
      ----------------------------------------------------------------

-------------------------------------------------------------------------------
                                CB Richard Ellis

                                                               APARTMENT SALE 2
-------------------------------------------------------------------------------

Financial Data
      Assumptions & Forecast:             Broker
      Occupancy at Sale:                  100%
      Existing or Pro Forma Income:       Existing

                                          TOTAL          $ Unit
                                          -----          ------
      Potential Gross Income:             N/A            N/A
      Vacancy and Credit Loss:            N/A            N/A
      Effective Gross Income:             N/A            N/A
      Expenses:                           N/A            N/A
      Net Operating Income:               $1,860,000     $15,500

Analysis
      Buyers Underwriting Criteria:       Direct Cap
      Overall Capitalization Rate (OAR):  6.00%
      Projected IRR:                      N/A%
      Effective Gross Multiplier (EGIM):  N/A
      Operating Expense Ratio (OER):      N/A %
      Price Per Square Foot:              $225.23
      Price Per Unit:                     $258,333

Comments

-------------------------------------------------------------------------------
                                CB Richard Ellis

                                                               APARTMENT SALE 3
-------------------------------------------------------------------------------

Location Data
      Property Name:             Waterford Place Apt.
      Location:                  1700 N. First Street
      City:                      San Jose
      County:                    Santa Clara
      State/Zip:                 California
      Assessor's Parcel No(s):   N/A
      Atlas Reference:           N/A

Physical Data
      Type:                      Garden
      Land Area:                 5.17000 Acres
      Gross Livable Area:        219,674 SF
      Number of Units:           238
      Average Unit Size:         923 SF
      Year Built:                1999
      # of Stories:              2 stories
      Condition:                 Good
      Exterior Walls:            Wood Frame/Stucco
      Complex Amenities:

Sale Data
      Transaction Type:          Escrow
      Date of Transaction:       12/00
      Marketing Time:            N/A
      Grantor:                   N/A
      Grantee:                   N/A
      Document No.:              N/A
      Sale Price:                $50,000,000
      Financing:                 Cash to Seller
      Cash Equivalent Price:     $50,000,000
      Required Capital Cost:     $0
      Adjusted Sale Price:       $50,000,000
      Verification:              Broker

Unit Mix
      ----------------------------------------------------------------
                                                            Size
           Unit Type         No.        Percentage          (SF)
      ----------------------------------------------------------------

            Totals                          100             N/A
      ----------------------------------------------------------------

--------------------------------------------------------------------------------
                                CB Richard Ellis

                                                               APARTMENT SALE 3
-------------------------------------------------------------------------------

Financial Data
      Assumptions & Forecast:             Broker
      Occupancy at Sale:                  98%
      Existing or Pro Forma Income:       Existing

                                          TOTAL       $ Unit
                                          -----       ------
      Potential Gross Income:             N/A         N/A
      Vacancy and Credit Loss:            N/A         N/A
      Effective Gross Income:             N/A         N/A
      Expenses:                           N/A         N/A
      Net Operating Income:               $4,250,000  $17,857

Analysis
      Buyers Underwriting Criteria:
      Overall Capitalization Rate (OAR):  8.5%
      Projected IRR:                      N/A%
      Effective Gross Multiplier (EGIM):  N/A
      Operating Expense Ratio (OER):      N/A%
      Price Per Square Foot:              $227.61.23
      Price Per Unit:                     $210,084

Comments

--------------------------------------------------------------------------------
                                CB Richard Ellis

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                ADDENDUM D   RENT COMPARABLE
--------------------------------------------------------------------------------

                                   ADDENDUM D

                                RENT COMPARABLES

--------------------------------------------------------------------------------

 --------------------------------------------------------------------------------------------------------

                             Summary Of Comparable Apartment Rentals

 --------------------------------------------------------------------------------------------------------
                                  No. of      Year Built       Floor       Size      Rent /       Rent /
   No.   Name / Location         Units       Occupancy        Plan        (Sqft)    Month $      S.F. $
 --------------------------------------------------------------------------------------------------------
 --------------------------------------------------------------------------------------------------------

    1    Los Padres Village       245          1986         1 BR, 1 BA     716        1791       2.50
         2250 Monroe Street                     96%         2 BR, 1 BA     858        2051       2.39
         Santa Clara, CA                                    2 BR, 2 BA     913        2326       2.55
                                                            2 BR, 2 BA     946        2466       2.61
 --------------------------------------------------------------------------------------------------------
    2    Summerwood               468          1970         1 BR, 1 BA     825        1870       2.27
         444 Saratoga Ave.                      99%         2 BR, 1 BA     970        2000       2.06
         Santa Clara, CA                                    2 BR, 2 BA    1120        2130       1.90
 --------------------------------------------------------------------------------------------------------
    3    Laguna Clara             264          1971         1 BR, 1 BA     712        1840       2.58
         3131 Homestead Road                    98%         1 BR, 1 BA     754        1840       2.44
         Santa Clara, CA                                    1 BR, 1 BA     823        1875       2.28
                                                            2 BR, 1 BA    1072        2155       2.01
                                                            2 BR, 2 BA    1158        2305       1.99
 --------------------------------------------------------------------------------------------------------
    4    Marina Cove              292          1975         1 BR, 1 BA     720        1925       2.67
         3480 Granada Ave                       98%         1 BR, 1 BA     725        1945       2.68
         Santa Clara, CA                                    1 BR, 1 BA     792        1995       2.52
                                                            2 BR, 1 BA     900        2145       2.38
                                                            2 BR, 2 BA    1051        2350       2.24
                                                            2 BR, 2 BA    1056        2450       2.32
                                                            2 BR, 2 BA    1144        2600       2.27
 --------------------------------------------------------------------------------------------------------
 --------------------------------------------------------------------------------------------------------
 Compiled by:  CB Richard Ellis
 --------------------------------------------------------------------------------------------------------

                                                    APARTMENT RENT COMPARABLE 1
--------------------------------------------------------------------------------
Location Data
      Property Name:             Los Padres Village
      Location:                  2250 Monroe Street
      City:                      Santa Clara
      County:                    Santa Clara
      State/Zip:                 California  95050
      Assessor's Parcel No(s):   224-33-012
      Atlas Reference:           N/A

Physical Data
      Type:                      Garden
      Number of Units:           245
      Year Built:                1986
      # of Stories:              2 & 3
      Average Unit Size:         796 SF
      Amenities:

      Exterior Walls:
      Condition:

Lease Data
      Occupancy:                  96%
      Rent Premiums:              None
      Concessions:                None
      Typical Lease Term:         6 to 12 Months
      Utilities included in Rent: None
      Tenant Profile:             N/A
      Management Company:         Archstone Communities
      Phone No:                   (408)241-4600
      Survey Date:                12/00

      -------------------------------------------------------------------------
                            QUOTED MONTHLY RENT SCHEDULE
      --------------------------------------------------------------------------

           Unit Type         No.          Size            Rent          Rent
                                          (SF)              $          ($ PSF)
          1 BR, 1 BA         145          716             1791          2.50
          2 BR, 1 BA          16          858             2051          2.39
          2 BR, 2 BA          60          913             2326          2.55
          2 BR, 2 BA          24          946             2466          2.61
      --------------------------------------------------------------------------
       Totals / Averages     245        195,032           $2005         $2.52
      --------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                CB RICHARD ELLIS

                                                    APARTMENT RENT COMPARABLE 1
--------------------------------------------------------------------------------
Comments

--------------------------------------------------------------------------------
                                CB RICHARD ELLIS

                                                    APARTMENT RENT COMPARABLE 2
--------------------------------------------------------------------------------

Location Data
      Property Name:             Summerwood
      Location:                  444 Saratoga Ave.
      City:                      Santa Clara
      County:                    Santa Clara
      State/Zip:                 California 95050
      Assessor's Parcel No(s):   294-04-019
      Atlas Reference:           N/A

Physical Data
      Type:                      Garden
      Number of Units:           468
      Year Built:                1970
      # of Stories:              2
      Average Unit Size:         972 SF
      Amenities:

      Exterior Walls:
      Condition:

Lease Data
      Occupancy:                  99%
      Rent Premiums:              None
      Concessions:                None
      Typical Lease Term:         6 to 12 Months
      Utilities included in Rent: None
      Tenant Profile:             N/A
      Management Company:         Hoffman Associates
      Phone No:                   (408)241-1445
      Survey Date:                12/00

      --------------------------------------------------------------------------
                            QUOTED MONTHLY RENT SCHEDULE
      --------------------------------------------------------------------------

           Unit Type         No.          Size            Rent          Rent
                                          (SF)              $          ($ PSF)
      --------------------------------------------------------------------------
          1 BR, 1 BA         186          825             1870          2.27
          2 BR, 1 BA          96          970             2000          2.06
          2 BR, 2 BA         186         1120             2130          1.90
      --------------------------------------------------------------------------
       Totals / Averages     468        454,890           $2000         $2.06
      --------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                CB RICHARD ELLIS

                                                    APARTMENT RENT COMPARABLE 2
--------------------------------------------------------------------------------
Comments

--------------------------------------------------------------------------------
                                CB RICHARD ELLIS

                                                    APARTMENT RENT COMPARABLE 3
-------------------------------------------------------------------------------
Location Data
      Property Name:              Laguna Clara
      Location:                   3131 Homestead Road
      City:                       Santa Clara
      County:                     Santa Clara
      State/Zip:                  California   95051
      Assessor's Parcel No(s):    224-24-044
      Atlas Reference:            N/A

Physical Data
      Type:                       Garden
      Number of Units:            264
      Year Built:                 1971
      # of Stories:               2
      Average Unit Size:          899 SF
      Amenities:

      Exterior Walls:
      Condition:

Lease Data
      Occupancy:                  98%
      Rent Premiums:              None
      Concessions:                None
      Typical Lease Term:         6 to 12 Months
      Utilities included in Rent: None
      Tenant Profile:             N/A
      Management Company:         California RE Management
      Phone No:                   (408)244-4450
      Survey Date:                12/00

      --------------------------------------------------------------------------
                            QUOTED MONTHLY RENT SCHEDULE
      --------------------------------------------------------------------------

                                          Size            Rent          Rent
           Unit Type         No.          (SF)              $          ($ PSF)
      --------------------------------------------------------------------------
          1 BR, 1 BA          24          712             1840          2.58
          1 BR, 1 BA          68          754             1840          2.44
          1 BR, 1 BA          85          823             1875          2.28
          2 BR, 1 BA          20         1072             2155          2.01
          2 BR, 2 BA          67         1158             2305          1.99
      --------------------------------------------------------------------------
       Totals / Averages     264        237,341           $1993         $2.22
      --------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                CB RICHARD ELLIS

                                                    APARTMENT RENT COMPARABLE 3
-------------------------------------------------------------------------------
Comments

--------------------------------------------------------------------------------
                                CB RICHARD ELLIS

                                                    APARTMENT RENT COMPARABLE 4
-------------------------------------------------------------------------------

Location Data
      Property Name:              Marina Cove
      Location:                   3480 Granada Ave.
      City:                       Santa Clara
      County:                     Santa Clara
      State/Zip:                  California  95051
      Assessor's Parcel No(s):    290-58-021-0
      Atlas Reference:            N/A

Physical Data
      Type:                       Garden
      Number of Units:            292
      Year Built:                 1975
      # of Stories:               2
      Average Unit Size:          886 SF
      Amenities:

      Exterior Walls:
      Condition:

Lease Data
      Occupancy:                  98%
      Rent Premiums:              None
      Concessions:                None
      Typical Lease Term:         6 to 12 Months
      Utilities included in Rent: None
      Tenant Profile:             N/A
      Management Company:         Essex Property Corporation
      Phone No:                   (408)984-2331
      Survey Date:                12/00

      -------------------------------------------------------------------
                         QUOTED MONTHLY RENT SCHEDULE
      -------------------------------------------------------------------

           Unit Type         No.          Size         Rent       Rent
                                          (SF)           $      ($ PSF)
      -------------------------------------------------------------------
          1 BR, 1 BA          88          720          1925       2.67
          1 BR, 1 BA          45          725          1945       2.68
          1 BR, 1 BA          12          792          1995       2.52
          2 BR, 1 BA          24          900          2145       2.38
          2 BR, 2 BA          63         1051          2350       2.24
          2 BR, 2 BA          36         1056          2450       2.32
          2 BR, 2 BA          24         1144          2600       2.27
      -------------------------------------------------------------------

       Totals / Averages     292        258,774        $2161     $2.44
      -------------------------------------------------------------------

--------------------------------------------------------------------------------
                                CB RICHARD ELLIS

                                                    APARTMENT RENT COMPARABLE 4
-------------------------------------------------------------------------------
Comments

--------------------------------------------------------------------------------
                                CB RICHARD ELLIS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              [Photo of Property 1]

--------------------------------------------------------------------------------
                                     RENT 1
--------------------------------------------------------------------------------

                              [Photo of Property 2]

--------------------------------------------------------------------------------
                                     RENT 2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                        [Photo of Entrance to Property 3]

--------------------------------------------------------------------------------
                                     RENT 3
--------------------------------------------------------------------------------

                              [Photo of Property 4]

--------------------------------------------------------------------------------
                                     RENT 4
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                   ADDENDUM E   DEMOGRAPHICS
--------------------------------------------------------------------------------

                                   ADDENDUM E

                                  DEMOGRAPHICS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Demographic Full Data Report
Area(s): Radius 1.0, Radius 3.0, Radius 5.0
--------------------------------------------------------------------------------
900 PEPPER TREE LN                                        Latitude:  37.341595
SANTA CLARA, CA 95051-5269                              Longitude: -121.982025

                                             Radius 1.0  Radius 3.0  Radius 5.0
================================================================================
POPULATION
  2004 Projection                                30,583     217,132     526,692
  1999 Estimate                                  29,584     207,697     499,338
  1990 Census                                    28,490     193,909     453,855
  1980 Census                                    27,788     183,428     423,527
  Growth 1980 to 1990                             2.53%       5.71%       7.16%

1999 ESTIMATED POPULATION by RACE                29,584     207,697     499,338
  White                                          73.01%      69.50%      38.89%
  Black                                           2.31%       2.86%       2.98%
  Asian & Pacific Islander                       20.06%      21.84%      20.70%
  Other Races                                     4.62%       5.81%       7.42%
  Hispanic Origin (All Races)                    16.44%      16.72%      19.27%

HOUSEHOLDS
  2004 Projection                                12,664      88,488     210,981
  1999 Estimate                                  12,199      84,270     199,091
  1990 Census                                    11,733      78,643     181,167
  1980 Census                                    11,288      73,397     167,655
  Growth 1980 to 1990                             3.94%       7.15%       8.06%

1990 OCCUPIED HOUSING UNITS                      11,733      78,643     181,167
  Owner Occupied                                 50.18%      47.13%      49.29%
  Renter Occupied                                49.82%      52.87%      50.71%
  Persons per Household                            2.43        2.43        2.46

1999 ESTIMATED HOUSEHOLDS by INCOME              12,199      84,270     199,091
  $150,000 or more                                8.86%      10.07%      13.20%
  $100,000 to $149,999                           16.60%      16.41%      16.07%
  $75,000 to $99,999                             18.14%      16.79%      15.87%
  $50,000 to $74,999                             24.97%      22.03%      20.83%
  $35,000 to $49,999                             13.72%      13.08%      12.58%
  $25,000 to $34,999                              5.91%       7.44%       7.51%
  $15,000 to $24,999                              5.39%       6.73%       6.86%
  $5,000 to $14,999                               5.06%       5.91%       5.64%
  Under $5,000                                    1.36%       1.54%       1.44%
  Average Income per Household               $77,687.78  $78,472.13  $84,302.49
  Median Income per Household                $68,592.06  $67,370.61  $69,166.43
  Per Capita Income per Household            $32,033.46  $31,871.07  $33,652.72

POPULATION by SEX                                29,584     207,697     499,338
  Male                                           50.38%      50.38%      50.52%
  Female                                         49.62%      49.62%      49.48%

1990 MARITAL STATUS                              23.966     162,192     377,141
  Single Male                                    18.70%      19.44%      18.85%
  Single Female                                  13.05%      13.63%      12.97%
  Married                                        49.63%      48.23%      49.15%

================================================================================
      Prepared on: Dec 15, 2000
      (C) 1999 Claritas. All rights reserved. The information above has been obtained from sources believed reliable. However, CB Richard Ellis Global
      Research and Consulting has not verified it and makes no guarantee, warranty or representation about it. It is your responsibility to independently verify it.

                                             Radius 1.0  Radius 3.0  Radius 5.0
================================================================================
  Previously Married Male                         6.51%       6.48%       6.71%
  Previously Married Female                      12.12%      12.21%      12.32%

1999 ESTIMATED POPULATION by Age                 29,584     207,697     499,338
  Under 5 Years                                   5.73%       6.02%       6.07%
  5 to 9 Years                                    6.16%       6.36%       6.43%
  10 to 14 Years                                  5.56%       5.91%       6.00%
  15 to 17 Years                                  2.81%       2.83%       2.99%
  18 to 20 Years                                  2.23%       3.16%       2.83%
  21 to 24 Years                                  3.97%       4.23%       4.16%
  25 to 29 Years                                  8.53%       8.58%       8.53%
  30 to 34 Years                                 10.17%       9.96%       9.68%
  35 to 39 Years                                 10.49%      10.14%       9.74%
  40 to 49 Years                                 17.18%      16.74%      16.80%
  50 to 59 Years                                 11.07%      10.75%      11.13%
  60 to 64 Years                                  4.20%       3.74%       3.85%
  65 to 69 Years                                  3.81%       3.37%       3.43%
  70 to 74 Years                                  3.20%       3.01%       3.04%
  75+ Years                                       4.88%       5.18%       5.32%
  Median Age                                      37.30       36.45       36.70
  Average Age                                     37.76       37.07       37.26

1999 HISPANIC POPULATION by RACE                  4.863      34,725      96,244
  White                                          70.39%      63.84%      59.80%
  Black                                           0.63%       0.79%       0.90%
  Asian & Pacific Islander                        3.67%       3.53%       3.40%
  Other                                          25.31%      31.84%      35.90%

1990 HISPANIC POPULATION by TYPE                 28,490     193,909     453,855
  Not Hispanic                                   88.00%      87.60%      85.73%
  Mexican                                         7.87%       8.40%      10.32%
  Puerto Rican                                    0.45%       0.38%       0.41%
  Cuban                                           0.16%       0.19%       0.14%
  Other Hispanic                                  3.52%       3.42%       3.40%

1999 ESTIMATED FEMALE POPULATION by AGE          14,679     103,065     247,087
  Under 5 Years                                   5.68%       5.97%       6.02%
  5 to 9 Years                                    6.08%       6.27%       6.37%
  10 to 14 Years                                  5.44%       5.76%       5.88%
  15 to 17 Years                                  2.72%       2.77%       2.91%
  18 to 20 Years                                  2.19%       3.13%       2.74%
  21 to 24 Years                                  3.77%       4.20%       4.08%
  25 to 29 Years                                  7.54%       7.49%       7.50%
  30 to 34 Years                                  9.06%       8.91%       8.66%
  35 to 39 Years                                 10.16%       9.87%       9.40%
  40 to 49 Years                                 17.24%      16.75%      16.84%
  50 to 59 Years                                 11.59%      11.01%      11.33%
  60 to 64 Years                                  4.48%       3.91%       4.06%
  65 to 69 Years                                  4.11%       3.68%       3.76%
  70 to 74 Years                                  3.65%       3.49%       3.51%
  75+ Years                                       6.27%       6.77%       6.95%
  Median Age                                      38.70       37.78       38.10
  Average Age                                     39.12       38.44       38.65

================================================================================
      Prepared on: Dec 15, 2000
      (C) 1999 Claritas. All rights reserved. The information above has been obtained from sources believed reliable. However, CB Richard Ellis Global
      Research and Consulting has not verified it and makes no guarantee, warranty or representation about it. It is your responsibility to independently verify it.

                                             Radius 1.0  Radius 3.0  Radius 5.0
================================================================================
1990 POPULATION by URBAN vs RURAL                28,628     193,738     453,873
  Urban                                         100.00%     100.00%     100.00%
  Rural                                           0.00%       0.00%       0.00%

1990 POPULATION by HOUSEHOLD TYPE                28,490     193,909     453,855
  Family Households                              77.52%      75.95%      76.99%
  Non-Family Households                          22.48%      22.60%      21.31%
  Group Quarters                                  0.00%       1.45%       1.70%

1990 POPULATION 25+ by EDUCATION LEVEL           20,539     134,729     316,819
  Elementary (0-8)                                4.79%       4.51%       5.25%
  Some High School (9-11)                         8.08%       8.40%       8.73%
  High School Graduate (12)                      20.22%      19.47%      19.10%
  Some College (13-15)                           22.82%      23.59%      23.19%
  Associates Degree Only                          8.80%       8.64%       8.64%
  Bachelors Degree Only                          23.66%      23.11%      22.85%
  Graduate Degree                                11.63%      12.28%      12.24%

1990 POPULATION ENROLLED IN SCHOOL                7,124      51,997     117,516
  Public Pre-Primary                              4.54%       3.45%       3.47%
  Private Pre-Primary                             3.15%       2.99%       3.42%
  Public Elementary/High School                  39.65%      39.39%      43.06%
  Private Elementary/High School                  7.41%       5.27%       5.37%
  College                                        45.25%      48.90%      44.68%

1990 POPULATION 16+ by EMPLOYMENT STATUS         23,824     160,451     372,864
  Employed in Armed Forces                        0.25%       0.49%       0.45%
  Employed Civilians                             71.79%      71.40%      70.55%
  Unemployed Civilians                            2.82%       3.01%       3.06%
  Not in Labor Force                             25.14%      25.10%      25.95%

1990 POPULATION 16+ by OCCUPATION                17,104     114,556     263,041
  Executive & Managerial                         18.44%      17.41%      18.03%
  Professional Specialty                         20.11%      21.35%      20.29%
  Technical Support                               6.61%       6.89%       6.55%
  Sales                                          10.76%      10.82%      11.12%
  Administrative Support                         17.93%      16.98%      16.25%
  Service: Private Household                      0.14%       0.29%       0.27%
  Service: Protective                             1.55%       1.27%       1.24%
  Service: Other                                  6.41%       6.73%       7.14%
  Farming, Forestry, & Fishing                    0.50%       0.78%       0.85%
  Precision Production & Craft                    9.64%       9.34%       9.58%
  Machine Operator                                4.47%       4.15%       4.32%
  Transportation & Material Moving                1.49%       1.85%       2.07%
  Laborers                                        1.96%       2.13%       2.29%

1990 FEMALES 16+ WITH CHILDREN 0-17 YEARS        11,944      80,240     185,810
  Working with Child 0-5 Years                    5.95%       5.44%       5.23%
  Not Working with Child 0-5 Years                0.49%       0.37%       0.35%
  Not in Labor Force with Child 0-5 Years         3.51%       3.37%       3.16%
  Working with Child 6-17 Years                   8.67%       9.07%       9.19%
  Not Working with Child 6-17 Years               0.17%       0.22%       0.32%

================================================================================
      Prepared on: Dec 15, 2000
      (C) 1999 Claritas. All rights reserved. The information above has been obtained from sources believed reliable. However, CB Richard Ellis Global
      Research and Consulting has not verified it and makes no guarantee, warranty or representation about it. It is your responsibility to independently verify it.

                                             Radius 1.0  Radius 3.0  Radius 5.0
================================================================================
  Not in Labor Force with Child 6-17 Years        2.36%       2.68%       2.81%
  Working with Child 0-5 & 6-17 Years             2.22%       2.51%       2.61%
  Not Working with Child 0-5 & 6-17 Years         0.04%       0.11%       0.11%
  Not in Labor Force with Child 0-5 & 6-17 Years  1.36%       1.71%       1.99%
  Working with No Children                       47.37%      46.73%      45.85%
  Not Working with No children                    2.09%       2.02%       1.98%
  Not in Labor Force with No Children            25.77%      25.76%      26.40%

1990 FAMILIES by NUMBER OF WORKERS                7,336      48,325     113,228
  No Workers                                      9.65%       8.69%       8.78%
  One Worker                                     25.95%      26.50%      26.11%
  Two Workers                                    49.46%      49.92%      50.31%
  Three + Workers                                14.94%      14.89%      14.81%

1990 POPULATION by TRANSPORTATION TO WORK        16,820     113,090     259,977
  Drive Alone                                    83.60%      81.45%      81.09%
  Car Pool                                        8.98%       9.57%       9.90%
  Public Transportation                           2.43%       2.48%       2.68%
  Drive Motorcycle                                0.51%       0.56%       0.56%
  Walked Only                                     1.42%       2.27%       2.08%
  Other Means                                     1.49%       1.50%       1.33%
  Worked at Home                                  1.57%       2.18%       2.35%

1990 POPULATION by TRAVEL TIME TO WORK           16,820     113,090     259,977
  Under 10 Minutes/Work at Home                  10.71%      12.76%      13.12%
  10 to 29 Minutes                               68.10%      65.94%      63.31%
  30 to 59 Minutes                               18.65%      18.64%      20.66%
  60 to 89 Minutes                                1.83%       1.91%       2.10%
  90+ Minutes                                     0.71%       0.75%       0.80%
  Average Travel Time in Minutes                     20          20          20

1990 HOUSEHOLDS by TYPE                          11,733      78,643     181,167
  Single Male                                    13.00%      13.16%      12.87%
  Single Female                                  13.80%      14.04%      14.00%
  Married Couple                                 47.54%      46.36%      47.40%
  Other Family - Male Head                        3.91%       4.29%       4.41%
  Other Family - Female Head                      9.79%      10.09%       9.95%
  Non-Family - Male Head                          7.23%       7.48%       7.01%
  Non-Family - Female Head                        4.74%       4.58%       4.37%

1990 HOUSEHOLDS WITH CHILDREN                     3,158      22,058      52,154
  Married Couple Family                          73.81%      71.73%      72.11%
  Other Family - Male Head                        5.81%       6.30%       6.68%
  Other Family - Female Head                     18.73%      20.26%      19.58%
  Non-Family                                      1.66%       1.71%       1.63%

1990 HOUSEHOLD by AGE by POVERTY STATUS          11,736      78,728     181,714
  Above Poverty, Under Age 65                    81.99%      80.57%      80.34%
  Above Poverty, Age 65+                         13.34%      13.96%      14.45%
  Below Poverty, Under Age 65                     3.31%       4.18%       4.05%
  Below Poverty, Age 65+                          1.36%       1.30%       1.15%

1990 HOUSEHOLDS by NUMBER OF VEHICLES            11,766      78,614     181,110

================================================================================
      Prepared on: Dec 15, 2000
      (C) 1999 Claritas. All rights reserved. The information above has been obtained from sources believed reliable. However, CB Richard Ellis Global
      Research and Consulting has not verified it and makes no guarantee, warranty or representation about it. It is your responsibility to independently verify it.

                                             Radius 1.0  Radius 3.0  Radius 5.0
================================================================================
  No Vehicles                                     4.90%       5.39%       5.53%
  1 Vehicle                                      32.86%      33.64%      32.76%
  2 Vehicles                                     40.97%      40.66%      40.51%
  3+ Vehicles                                    21.28%      20.31%      21.20%
  Estimated Total Vehicles                       21,517     141,464     328,934

1990 HOUSING UNITS by OCCUPANCY STATUS           12,080      82,214     189,284
  Occupied                                       97.12%      95.66%      95.71%
  Vacant                                          2.88%       4.34%       4.29%

1990 VACANT UNITS                                   347       3,570       8,117
  For Rent                                       58.96%      60.07%      62.05%
  For Sale Only                                  15.11%      12.90%      12.86%
  Seasonal                                        4.74%       4.73%       4.74%
  Other                                          21.19%      22.29%      20.35%

1990 OWNER OCCUPIED PROPERTY VALUES               4,828      32,026      75,514
  Under $25,000                                   0.18%       0.25%       0.24%
  $25,000 to $49,999                              0.57%       0.84%       0.78%
  $50,000 to $74,999                              0.22%       0.33%       0.43%
  $75,000 to $99,999                              0.47%       0.44%       0.49%
  $100,000 to $149,999                            2.44%       2.34%       2.38%
  $150,000 to $199,999                            6.90%       6.59%       6.36%
  $200,000 to $299,999                           47.42%      41.79%      37.13%
  $300,000 to $399,999                           31.83%      33.46%      28.90%
  $400,000 to $499,999                            8.05%      10.93%      13.09%
  Over $500,000                                   1.92%       3.02%      10.20%
  Median Property Value                     $282,729.26 $293,817.24 $307,561.52

1990 Rental Units                                 5,755      40,918      90,331
  Median Rent                                   $777.10     $738.35     $722.06

1990 HOUSING UNITS by # OF PERSONS IN UNIT       11,733      78,643     181,167
  1 Person Units                                 26.79%      27.20%      26.87%
  2 Person Units                                 35.57%      34.89%      34.90%
  3 Person Units                                 18.02%      17.87%      17.44%
  4 Person Units                                 11.90%      12.44%      12.59%
  5 Person Units                                  5.02%       4.86%       4.94%
  6 Person Units                                  1.51%       1.62%       1.84%
  7+ Person Units                                 1.18%       1.11%       1.42%

1990 YEAR ROUND UNITS IN STRUCTURE               12,080      82,214     189,284
  Single Units Detached                          43.31%      43.85%      46.01%
  Single Units Attached                           9.26%       8.93%       8.30%
  Double Units                                    2.08%       2.07%       2.16%
  3 to 9 Units                                   14.34%      14.80%      14.30%
  10 to 19 Units                                  8.33%       7.57%       7.67%
  20 to 49 Units                                  7.62%       9.50%       8.72%
  50+ Units                                      12.38%      11.16%       9.13%
  Mobile Home or Trailer                          1.38%       1.19%       2.82%
  All Other                                       1.29%       0.93%       0.89%
  Single/Multiple Unit Ratio                       1.17        1.17        1.29

================================================================================
      Prepared on: Dec 15, 2000
      (C) 1999 Claritas. All rights reserved. The information above has been obtained from sources believed reliable. However, CB Richard Ellis Global
      Research and Consulting has not verified it and makes no guarantee, warranty or representation about it. It is your responsibility to independently verify it.

                                             Radius 1.0  Radius 3.0  Radius 5.0
================================================================================
1990 HOUSING UNITS by YEAR BUILT                 11,766      78,614     181,110
  Built 1989 to March 1990                        0.03%       0.56%       0.58%
  Built 1985 to 1988                              4.21%       5.59%       6.07%
  Built 1980 to 1984                              4.75%       5.36%       5.18%
  Built 1970 to 1979                             24.88%      23.19%      22.65%
  Built 1960 to 1969                             30.76%      30.50%      30.30%
  Built 1950 to 1959                             31.73%      27.36%      24.84%
  Built 1940 to 1949                              3.46%       4.74%       5.72%
  Built 1939 or Earlier                           0.17%       2.70%       4.67%

================================================================================
      Prepared on: Dec 15, 2000
      (C) 1999 Claritas. All rights reserved. The information above has been obtained from sources believed reliable. However, CB Richard Ellis Global
      Research and Consulting has not verified it and makes no guarantee, warranty or representation about it. It is your responsibility to independently verify it.

--------------------------------------------------------------------------------
Demographic Full Data Report
Area(s): Radius 1.0, Radius 3.0, Radius 5.0
--------------------------------------------------------------------------------
2147 NEWHALL ST.                                          Latitude:  37.337914
SANTA CLARA, CA 95051-5886                              Longitude: -121.939362

                                             Radius 1.0  Radius 3.0  Radius 5.0
================================================================================
POPULATION
  2004 Projection                                25,933     208,230     549,770
  1999 Estimate                                  24,696     198,110     521,228
  1990 Census                                    22,758     181,736     473,578
  1980 Census                                    21,189     164,666     424,158
  Growth 1980 to 1990                             7.41%      10.37%      11.65%

1999 ESTIMATED POPULATION by RACE                24,696     198,110     521,228
  White                                          79.95%      69.11%      64.57%
  Black                                           2.29%       3.98%       3.20%
  Asian & Pacific Islander                        9.16%      15.34%      19.41%
  Other Races                                     8.61%      11.56%      12.83%
  Hispanic Origin ( All Races)                   23.28%      30.40%      29.27%

HOUSEHOLDS
  2004 Projection                                10,558      84,122     206,746
  1999 Estimate                                   9,991      79,587     194,998
  1990 Census                                     9,216      72,996     177,110
  1980 Census                                     9,032      69,513     164,636
  Growth 1980 to 1990                             2.04%       5.01%       7.58%

1990 OCCUPIED HOUSING UNITS                       9,216      72,996     177,110
  Owner Occupied                                 43.71%      40.84%      48.37%
  Renter Occupied                                56.29%      59.16%      51.63%
  Persons per Household                            2.22        2.40        2.60

1999 ESTIMATED HOUSEHOLDS by INCOME               9,991      79,587     194,998
  $150,000 or more                                7.34%       6.26%       9.51%
  $100,000 to $149,999                           11.22%      11.80%      14.21%
  $75,000 to $99,999                             14.09%      14.10%      14.95%
  $50,000 to $74,999                             20.54%      22.43%      21.33%
  $35,000 to $49,999                             13.13%      15.07%      13.51%
  $25,000 to $34,999                             10.18%      10.03%       8.67%
  $15,000 to $24,999                             11.64%       9.38%       8.29%
  $5,000 to $14,999                               9.86%       8.86%       7.64%
  Under $5,000                                    2.00%       2.06%       1.88%
  Average Income per Household               $69,529.10  $66,454.57  $74,610.07
  Median Income per Household                $53,878.47  $55,126.30  $61,725.57
  Per Capita Income per Household            $28,425.34  $27,146.13  $28,010.13

POPULATION by SEX                                24,696     198,110     521,228
  Male                                           48.69%      50.97%      50.98%
  Female                                         51.31%      49.03%      49.02%

1990 MARITAL STATUS                              19,901     151,420     387,102
  Single Male                                    22.04%      21.06%      20.44%
  Single Female                                  18.09%      14.49%      13.86%
  Married                                        39.03%      43.40%      46.82%

================================================================================
      Prepared on: Dec 15, 2000
      (C) 1999 Claritas. All rights reserved. The information above has been obtained from sources believed reliable. However, CB Richard Ellis Global
      Research and Consulting has not verified it and makes no guarantee, warranty or representation about it. It is your responsibility to independently verify it.

                                             Radius 1.0  Radius 3.0  Radius 5.0
================================================================================
  Previously Married Male                         6.44%       7.59%       6.72%
  Previously Married Female                      14.40%      13.46%      12.16%

1999 ESTIMATED POPULATION by Age                 24,696     198,110     521,228
  Under 5 Years                                   5.07%       6.51%       6.86%
  5 to 9 Years                                    5.45%       6.77%       7.06%
  10 to 14 Years                                  5.01%       6.16%       6.50%
  15 to 17 Years                                  2.31%       2.91%       3.17%
  18 to 20 Years                                  8.25%       3.27%       3.30%
  21 to 24 Years                                  5.21%       4.30%       4.59%
  25 to 29 Years                                  6.73%       8.82%       8.58%
  30 to 34 Years                                  9.62%      10.60%       9.91%
  35 to 39 Years                                  9.53%      10.46%       9.92%
  40 to 49 Years                                 15.45%      16.29%      16.10%
  50 to 59 Years                                  8.78%       9.32%       9.86%
  60 to 64 Years                                  2.82%       3.16%       3.36%
  65 to 69 Years                                  2.77%       2.92%       3.02%
  70 to 74 Years                                  3.25%       2.79%       2.74%
  75+ Years                                       9.75%       5.74%       5.01%
  Median Age                                      36.23       35.32       35.01
  Average Age                                     38.51       36.20       35.69

1999 HISPANIC POPULATION by RACE                  5,749      60,233     152,575
  White                                          63.21%      60.60%      54.39%
  Black                                           0.51%       0.91%       0.84%
  Asian & Pacific Islander                        1.73%       2.46%       2.82%
  Other                                          34.55%      36.03%      41.94%

1990 HISPANIC POPULATION by TYPE                 22,758     181,736     473,578
  Not Hispanic                                   83.21%      77.72%      77.38%
  Mexican                                        12.35%      17.62%      18.26%
  Puerto Rican                                    0.34%       0.51%       0.50%
  Cuban                                           0.33%       0.19%       0.15%
  Other Hispanic                                  3.76%       3.96%       3.72%

1999 ESTIMATED FEMALE POPULATION by AGE          12,672      97,125     255,507
  Under 5 Years                                   4.86%       6.52%       6.88%
  5 to 9 Years                                    5.23%       6.76%       7.06%
  10 to 14 Years                                  4.61%       6.05%       6.43%
  15 to 17 Years                                  2.20%       2.84%       3.14%
  18 to 20 Years                                  8.05%       3.17%       3.22%
  21 to 24 Years                                  4.88%       4.23%       4.42%
  25 to 29 Years                                  6.13%       7.65%       7.51%
  30 to 34 Years                                  8.92%       9.54%       8.95%
  35 to 39 Years                                  8.98%       9.96%       9.50%
  40 to 49 Years                                 14.42%      16.13%      16.09%
  50 to 59 Years                                  8.44%       9.37%      10.02%
  60 to 64 Years                                  2.84%       3.39%       3.58%
  65 to 69 Years                                  3.13%       3.25%       3.34%
  70 to 74 Years                                  3.89%       3.32%       3.22%
  75+ Years                                      13.40%       7.82%       6.64%
  Median Age                                      37.85       36.63       36.26
  Average Age                                     40.89       37.76       37.02

================================================================================
      Prepared on: Dec 15, 2000
      (C) 1999 Claritas. All rights reserved. The information above has been obtained from sources believed reliable. However, CB Richard Ellis Global
      Research and Consulting has not verified it and makes no guarantee, warranty or representation about it. It is your responsibility to independently verify it.

                                             Radius 1.0  Radius 3.0  Radius 5.0
================================================================================
1990 POPULATION by URBAN vs RURAL                22,727     181,989     473,942
  Urban                                         100.00%     100.00%     100.00%
  Rural                                           0.00%       0.00%       0.00%

1990 POPULATION by HOUSEHOLD TYPE                22,758     181,736     473,578
  Family Households                              61.58%      72.57%      77.22%
  Non-Family Households                          28.21%      24.02%      20.10%
  Group Quarters                                 10.21%       3.41%       2.68%

1990 POPULATION 25+ by EDUCATION LEVEL           14,998     124,530     316,555
  Elementary (0-8)                                6.77%       8.64%       9.57%
  Some High School (9-11)                        10.39%      11.43%      10.89%
  High School Graduate (12)                      22.95%      20.96%      19.77%
  Some College (13-15)                           21.14%      22.78%      22.30%
  Associates Degree Only                          7.49%       7.96%       8.16%
  Bachelors Degree Only                          18.88%      18.96%      19.58%
  Graduate Degree                                12.38%       9.28%       9.73%

1990 POPULATION ENROLLED IN SCHOOL                7,295      47,482     126,839
  Public Pre-Primary                              2.00%       3.70%       3.51%
  Private Pre-Primary                             2.36%       2.32%       2.63%
  Public Elementary/High School                  22.03%      40.20%      44.60%
  Private Elementary/High School                  4.80%       4.97%       5.16%
  College                                        68.81%      48.81%      44.09%

1990 POPULATION 16+ by EMPLOYMENT STATUS         19,748     149,822     382,712
  Employed in Armed Forces                        0.15%       0.19%       0.25%
  Employed Civilians                             61.89%      67.98%      68.59%
  Unemployed Civilians                            2.99%       3.57%       3.64%
  Not in Labor Force                             34.98%      28.26%      27.52%

1990 POPULATION 16+ by OCCUPATION                12,221     101,850     262,488
  Executive & Managerial                         15.29%      15.41%      15.36%
  Professional Specialty                         20.47%      17.12%      17.34%
  Technical Support                               5.00%       5.39%       5.86%
  Sales                                          11.29%      10.63%      10.55%
  Administrative Support                         20.53%      17.52%      16.64%
  Service: Private Household                      0.33%       0.32%       0.33%
  Service: Protective                             1.37%       1.54%       1.50%
  Service: Other                                  6.82%       9.24%       9.04%
  Farming, Forestry, & Fishing                    0.61%       1.15%       1.33%
  Precision Production & Craft                    8.73%      10.92%      11.04%
  Machine Operator                                4.03%       5.28%       5.57%
  Transportation & Material Moving                2.82%       2.65%       2.44%
  Laborers                                        2.70%       2.83%       2.99%

1990 FEMALES 16+ WITH CHILDREN 0-17 YEARS        10,328      74,339     188,372
  Working with Child 0-5 Years                    4.78%       5.37%       5.36%
  Not Working with Child 0-5 Years                0.42%       0.47%       0.39%
  Not in Labor Force with Child 0-5 Years         2.45%       3.44%       3.65%
  Working with Child 6-17 Years                   4.98%       7.79%       8.86%
  Not Working with Child 6-17 Years               0.12%       0.43%       0.42%
  Not in Labor Force with Child 6-17 Years        1.82%       2.43%       2.81%

================================================================================
      Prepared on: Dec 15, 2000
      (C) 1999 Claritas. All rights reserved. The information above has been obtained from sources believed reliable. However, CB Richard Ellis Global
      Research and Consulting has not verified it and makes no guarantee, warranty or representation about it. It is your responsibility to independently verify it.

                                             Radius 1.0  Radius 3.0  Radius 5.0
================================================================================
  Working with Child 0-5 & 6-17 Years             1.62%       2.27%       2.92%
  Not Working with Child 0-5 & 6-17 Years         0.15%       0.13%       0.19%
  Not in Labor Force with Child 0-5 & 6-17        1.52%       1.93%       2.39%
  Years
  Working with No Children                       43.01%      44.89%      43.49%
  Not Working with No children                    1.94%       2.14%       2.16%
  Not in Labor Force with No Children            37.19%      28.70%      27.37%

1990 FAMILIES by NUMBER OF WORKERS                4,990      42,392     112,694
  No Workers                                     14.44%      10.37%       9.70%
  One Worker                                     26.50%      28.00%      26.03%
  Two Workers                                    49.07%      48.06%      48.77%
  Three + Workers                                10.00%      13.57%      15.49%

1990 POPULATION by TRANSPORTATION TO WORK        11,902     100,180     258,392
  Drive Alone                                    73.89%      78.08%      78.03%
  Car Pool                                        9.35%      10.83%      11.58%
  Public Transportation                           3.04%       4.06%       3.60%
  Drive Motorcycle                                0.48%       0.53%       0.52%
  Walked Only                                     8.02%       2.80%       2.51%
  Other Means                                     1.98%       1.44%       1.55%
  Worked at Home                                  3.23%       2.27%       2.22%

1990 POPULATION by TRAVEL TIME TO WORK           11,902     100,180     258,392
  Under 10 Minutes/Work at Home                  19.15%      12.71%      12.41%
  10 to 29 Minutes                               60.97%      63.17%      60.86%
  30 to 59 Minutes                               17.22%      20.78%      23.20%
  60 to 89 Minutes                                1.88%       2.40%       2.60%
  90+ Minutes                                     0.79%       0.94%       0.93%
  Average Travel Time in Minutes                     18          20          21

1990 HOUSEHOLDS by TYPE                           9,216      72,996     177,110
  Single Male                                    13.31%      14.27%      12.28%
  Single Female                                  20.99%      16.06%      13.59%
  Married Couple                                 39.21%      40.91%      46.26%
  Other Family - Male Head                        3.61%       4.99%       5.15%
  Other Family - Female Head                      9.16%      11.33%      11.17%
  Non-Family - Male Head                          8.05%       7.50%       7.13%
  Non-Family - Female Head                        5.67%       4.94%       4.43%

1990 HOUSEHOLDS WITH CHILDREN                     1,977      19,995      55,096
  Married Couple Family                          69.12%      65.76%      69.62%
  Other Family - Male Head                        7.13%       8.18%       7.39%
  Other Family - Female Head                     21.55%      24.11%      21.26%
  Non-Family                                      2.20%       1.94%       1.72%

1990 HOUSEHOLD by AGE by POVERTY STATUS           9,128      73,104     177,761
  Above Poverty, Under Age 65                    67.25%      76.69%      77.99%
  Above Poverty, Age 65+                         24.45%      15.74%      14.54%
  Below Poverty, Under Age 65                     5.94%       5.65%       5.96%
  Below Poverty, Age 65+                          2.36%       1.92%       1.50%

1990 HOUSEHOLDS by NUMBER OF VEHICLES             9,270      73,111     177,043
  No Vehicles                                    11.46%       8.70%       7.25%

================================================================================
      Prepared on: Dec 15, 2000
      (C) 1999 Claritas. All rights reserved. The information above has been obtained from sources believed reliable. However, CB Richard Ellis Global
      Research and Consulting has not verified it and makes no guarantee, warranty or representation about it. It is your responsibility to independently verify it.

                                             Radius 1.0  Radius 3.0  Radius 5.0
================================================================================
  1 Vehicle                                      35.36%      35.93%      33.19%
  2 Vehicles                                     35.08%      37.79%      38.85%
  3+ Vehicles                                    18.10%      17.58%      20.71%
  Estimated Total Vehicles                       15,151     122,663     313,664

1990 HOUSING UNITS by OCCUPANCY STATUS            9,566      76,601     184,810
  Occupied                                       96.35%      95.29%      95.83%
  Vacant                                          3.65%       4.71%       4.17%

1990 VACANT UNITS                                   349       3,605       7,770
  For Rent                                       52.70%      60.34%      57.95%
  For Sale Only                                  19.34%      11.67%      15.10%
  Seasonal                                        3.01%       3.31%       3.67%
  Other                                          24.96%      24.67%      23.38%

1990 OWNER OCCUPIED PROPERTY VALUES               3,667      25,440      72,589
  Under $25,000                                   0.40%       0.36%       0.37%
  $25,000 to $49,999                              0.56%       0.60%       0.75%
  $50,000 to $74,999                              0.45%       0.48%       0.44%
  $75,000 to $99,999                              1.02%       1.01%       0.99%
  $100,000 to $149,999                            4.41%       4.55%       4.28%
  $150,000 to $199,999                           10.19%      11.32%      10.26%
  $200,000 to $299,999                           52.21%      50.10%      42.55%
  $300,000 to $399,999                           17.50%      23.04%      28.19%
  $400,000 to $499,999                            6.49%       5.99%       8.75%
  Over $500,000                                   6.76%       2.54%       3.42%
  Median Property Value                     $263,185.38 $263,231.60 $277,331.00

1990 Rental Units                                 5,066      42,493      89,731
  Median Rent                                   $640.89     $663.29     $687.36

1990 HOUSING UNITS by # OF PERSONS IN UNIT        9,216      72,996     177,110
  1 Person Units                                 34.30%      30.33%      25.87%
  2 Person Units                                 34.61%      33.71%      33.06%
  3 Person Units                                 15.64%      16.56%      17.45%
  4 Person Units                                  9.70%      10.99%      12.78%
  5 Person Units                                  3.58%       4.79%       5.70%
  6 Person Units                                  1.23%       1.89%       2.52%
  7+ Person Units                                 0.94%       1.72%       2.62%

1990 YEAR ROUND UNITS IN STRUCTURE                9,566      76,601     184,810
  Single Units Detached                          50.81%      39.69%      46.43%
  Single Units Attached                           4.89%       8.60%       9.05%
  Double Units                                    3.55%       3.30%       3.01%
  3 to 9 Units                                   13.96%      17.46%      14.45%
  10 to 19 Units                                  8.59%       9.62%       7.93%
  20 to 49 Units                                  9.50%       9.92%       7.84%
  50+ Units                                       7.48%       9.55%       7.73%
  Mobile Home or Trailer                          0.07%       0.67%       2.45%
  All Other                                       1.15%       1.18%       1.11%
  Single/Multiple Unit Ratio                       1.29        0.97        1.35

================================================================================
      Prepared on: Dec 15, 2000
      (C) 1999 Claritas. All rights reserved. The information above has been obtained from sources believed reliable. However, CB Richard Ellis Global
      Research and Consulting has not verified it and makes no guarantee, warranty or representation about it. It is your responsibility to independently verify it.

                                             Radius 1.0  Radius 3.0  Radius 5.0
================================================================================
1990 HOUSING UNITS by YEAR BUILT                  9,270      73,111     177,043
  Built 1989 to March 1990                        0.18%       0.31%       1.07%
  Built 1985 to 1988                              4.71%       5.76%       6.50%
  Built 1980 to 1984                              3.72%       5.11%       5.58%
  Built 1970 to 1979                              8.46%      19.14%      20.06%
  Built 1960 to 1969                             18.82%      24.25%      26.54%
  Built 1950 to 1959                             26.25%      25.18%      23.53%
  Built 1940 to 1949                             17.03%       9.26%       7.71%
  Built 1939 or Earlier                          20.83%      10.98%       9.01%

================================================================================
      Prepared on: Dec 15, 2000
      (C) 1999 Claritas. All rights reserved. The information above has been obtained from sources believed reliable. However, CB Richard Ellis Global
      Research and Consulting has not verified it and makes no guarantee, warranty or representation about it. It is your responsibility to independently verify it.

                                  APPENDIX C-2

             September 17, 2001 Appraisal of CB Richard Ellis, Inc.

CB[GRAPHIC OMITTED]Richard Ellis

                               COMPLETE APPRAISAL

                                 SUMMARY REPORT

                                       OF

                       ALDERWOOD AND TIMBERLEAF APARTMENTS
                      900 Pepper Tree & 2147 Newhall Street
                   Santa Clara, Santa Clara County, California
                              CBREI File No. 01-822

                                  DATE OF VALUE

                               September 17, 2001

                                  PREPARED FOR

                                    John Ghio
          PROMETHEUS INCOME PARTNERS, A CALIFORNIA LIMITED PARTNERSHIP
                               350 Bridge Parkway
                         Redwood City, California 94065

                                   PREPARED BY

                             CB RICHARD ELLIS, INC.
                          VALUATION & ADVISORY SERVICES
                          350 Sansome Street, Suite 840
                         San Francisco, California 94104

September 17, 2001

John Ghio
PROMETHEUS INCOME PARTNERS, A CALIFORNIA LIMITED PARTNERSHIP
350 Bridge Parkway
Redwood City, California  94065

RE:     Appraisal of ALDERWOOD AND TIMBERLEAF APARTMENTS
        900 Pepper Tree & 2147 Newhall Street
        Santa Clara, Santa Clara County, California
        CBREI File No. 01-822

Dear Mr. Ghio:

At your  request  and  authorization,  CB Richard  Ellis,  Inc.  has  prepared a
Complete  Appraisal  presented in a summary appraisal report of the market value in the referenced real property.

The subject is comprised of two garden apartment buildings.  Alderwood Apartment is a 234 unit  apartment  complex  built in 1986 situated on a 9.42 acre site in
Santa  Clara,  Santa Clara  County,  California.  Currently  the property is 92%
occupied.  Timberleaf  Apartments is a 124 units apartment complex built in 1986 situated on a 4.94 acre site in Santa  Clara,  Santa Clara  County,  California.
Currently it is 92% occupied.  The subject is more fully described,  legally and physically within the enclosed report.

Data,  information,  and  calculations  leading  to  the  value  conclusion  are incorporated in the report following this letter.  The report,  in its entirety, including all  assumptions and limiting  conditions,  is an integral part of and inseparable from this letter.

The date of value in this  assignment is  subsequent to September 11, 2001,  the date of the  attack  on the  World  Trade  Center  in New  York  City and on the
Pentagon in  Washington,  D.C. The scope of this appraisal  assignment  does not include the  measurement of any effect of these events on the real estate market or on the value of the subject property.  Therefore, the value opinion and other conclusions expressed in this report are subject to the extraordinary assumption that these events have had no effect on the marketability or market value of the subject property.  The client and intended users of this appraisal are cautioned that if this extraordinary  assumption is incorrect, the value opinion and other conclusions expressed in this report could be significantly different.

Based on the analysis contained in the following report, the market value of the subject is concluded as follows:

John Ghio

The  following  appraisal  sets  forth the most  pertinent  data  gathered,  the techniques  employed,  and the  reasoning  leading to the opinion of value.  The analyses,  opinions and conclusions were developed based on, and this report has been prepared in  conformance  with,  our  interpretation  of the guidelines and recommendations  set forth in the Uniform  Standards of  Professional  Appraisal
Practice  (USPAP),  the  requirements  of the Code of  Professional  Ethics  and
Standards of Professional  Appraisal  Practice of the Appraisal  Institute,  The
Financial  Institutions Reform,  Recovery, and Enforcement Act of 1989 (FIRREA),
Title XI Regulations.

The report is for the sole use of the client;  however,  client may provide only complete,  final  copies  of the  appraisal  report  in its  entirety  (but  not component  parts) to third  parties who shall review such reports in  connection with loan underwriting or securitization  efforts.  Appraiser is not required to explain or testify as to appraisal  results  other than to respond to the client for routine and  customary  questions.  Please note that our consent to allow an appraisal report prepared by CB Richard Ellis,  Inc. or portions of such report, to become part of or be referenced in any public offering,  the granting of such consent will be at our sole discretion and, if given,  will be on condition that we will  be  provided  with an  Indemnification  Agreement  and/or  Non-Reliance letter, in a form and content satisfactory to us, by a party satisfactory to us.
We do  consent  to your  submission  of the  reports  to rating  agencies,  loan participants or your auditors in its entirety (but not component  parts) without the need to provide us with an  Indemnification  Agreement  and/or  Non-Reliance letter.

It has  been a  pleasure  to  assist  you in this  assignment.  If you  have any questions  concerning  the  analysis,  or if CB Richard  Ellis,  Inc.  can be of further service, please contact us.

Respectfully submitted,

CB RICHARD ELLIS, INC.
VALUATION & ADVISORY SERVICES

/s/ Susan R. Mullahey                            /s/ Elizabeth Champagne
----------------------------------------------   -------------------------------
Susan R. Mullahey                                Elizabeth Champagne, MAI
Senior Real Estate Analyst                       Senior Managing Director
California Cert.  AG010520                       California Cert. AG025144

Phone:   415-986-7259                            Phone:   415-986-7395
Fax:     415-986-6862                            Fax:     415-986-6862
Email:   smullahey@cbre.com                      Email:   echampagne@cbre.com

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS               CERTIFICATION OF THE APPRAISAL
--------------------------------------------------------------------------------

                         Certification of the Appraisal

We certify to the best of our knowledge and belief:

1.   The statements of fact contained in this report are true and correct.

2.   The reported  analyses,  opinions,  and conclusions are limited only by the
     reported   assumptions  and  limiting  conditions  and  are  our  personal, impartial and unbiased professional analyses, opinions, and conclusions.

3.   We have no present or  prospective  interest in or bias with respect to the property  that is the subject of this report and have no personal  interest in or bias with respect to the parties involved with this assignment.

4.   Our engagement in this  assignment was not  contingent  upon  developing or reporting predetermined results.

5.   Our  compensation for completing this assignment is not contingent upon the development  or  reporting of a  predetermined  value or direction in value that favors the cause of the client,  the amount of the value opinion,  the attainment of a stipulated  result, or the occurrence of a subsequent event directly  related  to the  intended  use of  this  appraisal,  such  as the approval of a loan.

6.   This appraisal assignment was not based upon a requested minimum valuation, a specific valuation , or the approval of a loan.

7.   Our analyses, opinions, and conclusions were developed, and this report has been prepared,  in conformity  with the Uniform  Standards of  Professional
     Appraisal Practice of The Appraisal  Foundation and the requirements of the
     Code of  Professional  Ethics and the Standards of  Professional  Appraisal
     Practice of the Appraisal Institute.  In addition,  this report conforms to the  requirements  of the  Financial  Institutions  Reform,  Recovery,  and
     Enforcement Act (FIRREA).

8.   The use of this  report is subject  to the  requirements  of the  Appraisal
     Institute relating to review by its duly authorized representatives.

9.   Elizabeth  Champagne,  MAI has completed the requirements of the continuing education program of the Appraisal Institute.

10.  Susan R. Mullahey has and Elizabeth Champagne,  MAI has not made a personal inspection of the property that is the subject of this report.

11.  No one provided professional assistance to the persons signing this report.

12.  Susan R. Mullahey and Elizabeth Champagne, MAI have extensive experience in the appraisal/review of similar property types.

13.  Susan R. Mullahey and Elizabeth  Champagne,  MAI are currently certified in the state where the subject is located.

14.  Valuation and Advisory Services operates as an independent  economic entity within CB Richard Ellis, Inc. Although other employees of CB Richard Ellis,
     Inc.  divisions may be contacted as a part of our routine  market  research investigations,  absolute client confidentiality and privacy are maintained at all times with regard to this assignment without conflict of interest.

/s/ Susan R. Mullahey                            /s/ Elizabeth Champagne
----------------------------------------------   -------------------------------
Susan R. Mullahey                                Elizabeth Champagne, MAI
Senior Real Estate Analyst                       Senior Managing Director
California Cert.  AG010520                       California Cert. AG025144

--------------------------------------------------------------------------------

                                        i

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                          SUBJECT PHOTOGRAPHS
--------------------------------------------------------------------------------

                               Subject Photographs
                         [photo of property - Alderwood]

--------------------------------------------------------------------------------
                           TYPICAL VIEW OF THE SUBJECT

--------------------------------------------------------------------------------
                        [photo of property - Timberleaf]

--------------------------------------------------------------------------------

                           TYPICAL VIEW OF THE SUBJECT

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       ii

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                     SUMMARY OF SALIENT FACTS
--------------------------------------------------------------------------------

                            Summary of Salient Facts

--------------------------------------------------------------------------------
                                       iii

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                     SUMMARY OF SALIENT FACTS
--------------------------------------------------------------------------------

                            Summary of Salient Facts

--------------------------------------------------------------------------------
                                       iv

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                            TABLE OF CONTENTS
--------------------------------------------------------------------------------

ADDENDA

--------------------------------------------------------------------------------
                                        v

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                                 INTRODUCTION
--------------------------------------------------------------------------------

                                  INTRODUCTION

PROPERTY IDENTIFICATION

The subject's  street address is 900 Pepper Tree & 2147 Newhall  Street,  in
Santa Clara, Santa Clara County, California.

OWNERSHIP AND PROPERTY HISTORY

Title to the  property  is  currently  vested in the name of  Prometheus  Income
Partners,  who acquired title to the property in 1987 for an undisclosed amount.
There have been no ownership  transfers of the property in the last three years.
As of the date of value, the subject is not being marketed for sale.

DATE OF INSPECTION

The subject was inspected on September 17, 2001.

DATE OF VALUE

The date of value is September 17, 2001.

DATE OF REPORT

The date of report is the date indicated on the letter of transmittal.

PURPOSE OF THE APPRAISAL

The purpose of this  appraisal  is to estimate  the market  value of the subject property. Market value is defined as follows:

The most probable price which a property  should bring in a competitive and open market under all conditions  requisite to a fair sale, the buyer and seller each acting  prudently and  knowledgeably,  and assuming the price is not affected by undue stimulus.  Implicit in this definition is the consummation of a sale as of a specified date and the passing of title from seller to buyer under  conditions whereby:

    buyer and seller are typically motivated;
    both  parties  are well  informed or well  advised,  and acting in what they consider their own best interests;
    a reasonable time is allowed for exposure in the open market;
    payment is made in terms of cash in U.S.  dollars  or in terms of  financial arrangements comparable thereto; and

--------------------------------------------------------------------------------
                                        1

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                                 INTRODUCTION
--------------------------------------------------------------------------------

    the  price  represents  the  normal  consideration  for  the  property  sold unaffected by special or creative financing or sales concessions  granted by anyone associated with the sale. (1)

PREMISE OF THE APPRAISAL

The premise of this appraisal valuation is "as is" on the date of value.

TERMS AND DEFINITIONS

The Glossary of Terms in the Addenda  provides  definitions  for terms that are, and may be used in this appraisal.

INTENDED USE AND USER OF REPORT

This appraisal is to aid in internal decisions by the client,  Prometheus Income
Partners, a California Limited Partnership.

PROPERTY RIGHTS APPRAISED

The interest appraised represents the fee simple estate.

APPRAISAL DEVELOPMENT AND REPORTING PROCESS

The  following  steps  were  completed  by  CB  Richard  Ellis,  Inc.  for  this assignment:

1.   identified the subject property;
2.   understood the intended use of the report;
3.   applied appropriate appraisal methodology;
4.   analyzed  the  comparable  data to arrive at a probable  range of value via each approach to value used in this report;
5.   reconciled  the results of each approach into a reasonable  and  defensible final estimate of value for the subject, as defined herein; and
6.   estimated a reasonable exposure time and marketing time associated with the value estimate.

To develop the opinion of value,  CB Richard  Ellis,  Inc.  performed a Complete
Appraisal as defined by the Uniform Standards of Professional Appraisal Practice
(USPAP).  This means that no departures  from  Standard 1 were invoked.  In this
Complete  Appraisal,  CB Richard Ellis, Inc. used all appropriate  approaches to value.  Furthermore,  the value conclusion  reflects all known information about the subject, market conditions, and available data.

This  appraisal  of the  subject  has been  presented  in the form of a  Summary
Report,  which is intended to comply with the reporting  requirements  set forth under Standards Rule 2-2(b) of the USPAP. That is,

----------
1 The definition of market value is taken from Uniform Standards of Professional
Appraisal  Practice  adopted by the Appraisal  Standards  Board of The Appraisal
Foundation,  1997 Edition. This definition is also compatible with the OTS, RTC,
FDIC, NCUA, and the Board of Governors of the Federal Reserve System  definition of market value.  This  definition is compatible  with the  definition of market value contained in The Dictionary of Real Estate Appraisal, Third Edition.

--------------------------------------------------------------------------------
                                        2

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                                 INTRODUCTION
--------------------------------------------------------------------------------

this report  incorporates,  a summary of explanation of the data,  reasoning and analysis  which were used to develop  the  opinion of value.  This  report  also includes  summary  descriptions  of the subject and the market for the  property type.

SPECIAL APPRAISAL INSTRUCTIONS

There have been no special appraisal instructions for this assignment.

EXPOSURE TIME

Exposure time is not intended to be a prediction of a date of sale or a one-line statement.  Instead,  it is an integral  part of the  appraisal  analysis and is based on one or more of the following:

    o   statistical information about days on the market
    o   information gathered through sales verification
    o   interviews of market participants.

The reasonable  exposure period is a function of price, time, and use. It is not an isolated estimate of time alone. Exposure time is different for various types of real estate and under various market conditions.

Exposure  time is the  estimated  length of time the  property  would  have been offered  prior to a  hypothetical  market  value sale on the  effective  date of appraisal.  It is a  retrospective  estimate based on an analysis of recent past events,  assuming a competitive  and open market.  It assumes not only adequate, sufficient,  and reasonable time but also adequate,  sufficient,  and reasonable marketing  effort.  Exposure  time  is  therefore  interrelated  with  appraisal conclusion of value.

In consideration of these factors, we have analyzed the following:

    o   exposure  periods of comparable sales revealed during the course of this appraisal;
    o   the CB Richard Ellis, Inc. National Investor Survey; and
    o   knowledgeable real estate professionals.

The following table presents the information derived from these sources:

--------------------------------------------------------------------------------

                                       3

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                                 INTRODUCTION
--------------------------------------------------------------------------------

Based on the foregoing  analysis,  an exposure time of 12 months is  reasonable, defensible,  and appropriate.  CB Richard Ellis,  Inc. assumes the subject would have been competitively priced and aggressively promoted regionally.

MARKETING TIME

Marketing  time is the period a prospective  investor would forecast to sell the subject  property  immediately  after the date of value, at the value estimated.
The  marketing  time is an estimate  of the number of months it will  require to sell the  subject  from the date of  value,  into the  future.  The  anticipated marketing  time  is  essentially  a  measure  of the  perceived  level  of  risk associated with the marketability,  or liquidity,  of the subject property.  The marketing  time estimate is based on the data used in estimating  the reasonable exposure time, in addition to an analysis of the  anticipated  changes in market conditions following the date of appraisal.

The future price for the subject (at the end of the  marketing  time) may or may not equal the  appraisal  estimate.  The future price  depends on  unpredictable changes in the physical  real estate,  demographic  and  economic  trends,  real estate markets in general,  supply/demand characteristics for the property type, and many other factors.

Based on the premise that present market  conditions are the best  indicators of future performance,  a prudent investor will forecast that, under the conditions described above, the subject will require a marketing time of 12 months.

--------------------------------------------------------------------------------

                                       4

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                                AREA ANALYSIS
--------------------------------------------------------------------------------

                                   [AREA MAP ]

--------------------------------------------------------------------------------

                                       5

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                                AREA ANALYSIS
--------------------------------------------------------------------------------

                                  AREA ANALYSIS

CITY OF SANTA CLARA

Overview

The City of Santa  Clara is  located  in the  northern  portion  of Santa  Clara
County,  approximately  50 miles  south of San  Francisco  and 40 miles south of
Oakland.  The City is bordered by Campbell to the south,  Sunnyvale to the east,
Los Altos to the west, and San Jose to the east.  Santa Clara  encompasses  18.3 square  miles.  There is very little land  available  for  development  in Santa
Clara, the lack of which keeps new construction to a minimum.

Social Forces

Between 1980 and 1990, the population of Santa Clara increased 5.3%, from 88,924 to 93,672. In 1995 the population was estimated at 98,300. The city's population is anticipated to rise to 103,700 by this year, and 109,300 by 2015, an increase of 11.2% over 1995.

Santa  Clara's  total number of households is expected to rise 1.8% between 1995 and 2000,  from 37,090 to 37,770.  By 2020, it is anticipated to rise to 41,350, an increase of 11.5% over the year 1995.

The following chart illustrates  population growth projections by sector for the
City of Santa Clara.

-------------------------------------------------------------------------------------------
                                                      SANTA CLARA DEMOGRAPHICS

                                                             1990 - 2020
-------------------------------------------------------------------------------------------
                                       1990       1995       2000       2010       2020
-------------------------------------------------------------------------------------------
Population                            93,672     98,300    103,700    105,700    109,300
Mean Household Income (1995 $'s)     $60,521    $61,700    $67,000    $78,000    $86,700
Households                            36,665     37,090     37,770     39,310     41,350
Average Household Size                  2.49       2.59       2.69       2.64       2.59
-------------------------------------------------------------------------------------------
Source:  ABAG, Projections 2000
-------------------------------------------------------------------------------------------

Economic Forces

The following table shows the major employers in the City of Santa Clara.

--------------------------------------------------------------------------------

                                        6

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ALDERWOOD AND TIMBERLEAF APARTMENTS                                AREA ANALYSIS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         MAJOR EMPLOYERS IN SANTA CLARA
--------------------------------------------------------------------------------
               Employer                         Business             Employees
--------------------------------------------------------------------------------
Hewlett Packard                         Computers & Components         2,000 +
IBM                                     Computers & Components         2,000 +
Intel Corporation                       Semiconductors                 2,000 +
Digital Equipment                       Semiconductors           1,000 - 2,000
Integrated Device Technology            Computer Components      1,000 - 2,000

--------------------------------------------------------------------------------
Source: Santa Clara Chamber of Commerce
--------------------------------------------------------------------------------

Between 1980 and 1990,  total  employment in Santa Clara  increased  3.0%,  from
99,901 to 102,940 jobs. By 1995 this had dropped to 100,490. Total employment is projected to grow 50.5% by 2010,  to  approximately  151,280 jobs. By 2020 total employment  is  anticipated  to reach 161,850 jobs, an increase of 7.0% over the year 2010. Santa Clara's employment presently constitutes approximately 12.1% of the county's total employment.

The following chart illustrates  employment growth projections by sector for the
City of Santa Clara between 1990 and 2020.

    ------------------------------------------------------------------------
                     EMPLOYMENT GROWTH PROJECTIONS 1990-2020

                               CITY OF SANTA CLARA
    ------------------------------------------------------------------------
                                                                 1995-2020
                              1990     1995     2010     2020    % Change
    ------------------------------------------------------------------------
    Agriculture/Mining           270      260      300      290   (3.3%)
    Manufacturing/Wholesale   54,040   49,140   67,320   68,600    39.6%
    Retail                    12,010   11,510   16,390   17,220    49.6%
    Service                   26,230   29,210   50,810   58,680   100.9%
    Other                     10,390   10,370   16,460   17,060    64.5%
    ------------------------------------------------------------------------
    TOTAL                    102,940  100,490  151,280  161,850    61.1%
    ------------------------------------------------------------------------
    Sources:  ABAG, Projections 2000
    ------------------------------------------------------------------------

Spending, Income and Inflation

Mean household  income,  measured in constant 1995 dollars,  rose  approximately
15.7% between 1980 and 1990,  from $52,305 to $60,521.  In 1995 it was estimated at $61,300.  Mean household income is anticipated to rise 34.3% by the year 2010 to $82,300 and 44.4% by 2020 to $88,500.

The following table presents  historical and projected mean household incomes in
1990 dollars for the City of Santa Clara and Santa Clara County.

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                                       7

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ALDERWOOD AND TIMBERLEAF APARTMENTS                                AREA ANALYSIS
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                       SANTA CLARA COUNTY HOUSEHOLD INCOME
---------------------------------------------------------------------------------------
                                                                               95-20
        Area             1980       1990       1995        2010       2020     % Chg
---------------------------------------------------------------------------------------
Santa Clara County      $57,803   $70,262     $74,300     $97,200    $105,300   41.7%
City of Santa Clara     $52,305   $60,521     $61,300     $82,300     $88,500   44.4%
---------------------------------------------------------------------------------------
Sources:  Projections 2000, ABAG
---------------------------------------------------------------------------------------

Real Estate

As previously indicated,  Santa Clara is almost completely built-out with only a limited  amount of available  land for new  construction.  The city  encompasses
37,873  dwelling  units,  approximately  45% of which are single family detached homes.  Santa Clara is adjacent to the upscale  communities of Cupertino and Los
Altos, which are primarily single family residential  developments.  The upscale residential  communities  in and  around  Santa  Clara have  helped the  overall economic  health of the area which also promotes the growth of local  commercial services.

--------------------------------------------------------------------------------

                                       8

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ALDERWOOD AND TIMBERLEAF APARTMENTS                        NEIGHBORHOOD ANALYSIS
--------------------------------------------------------------------------------

                               [NEIGHBORHOOD MAP]

--------------------------------------------------------------------------------

                                       9

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ALDERWOOD AND TIMBERLEAF APARTMENTS                        NEIGHBORHOOD ANALYSIS
--------------------------------------------------------------------------------

                              NEIGHBORHOOD ANALYSIS

LOCATION

The  neighborhood is located in the City of Santa Clara. The City of Santa Clara is located in center of Santa Clara County.

BOUNDARIES

The neighborhood boundaries are detailed as follows:

       North:       El Camino Real
       South:       Interstate 280
       East:        Interstate 880
       West:        Lawrence Expressway

LAND USE

Land uses within the subject  neighborhood  consist of a  harmonious  mixture of commercial  and  residential  development.  The immediate area  surrounding  the subject is a newer area of development, consisting primarily of residential uses with much of the  development  being  built  during  the 1970s  and  1980s.  The majority of the single-family  residential  development within a one mile radius of the subject may be  described as tract homes in the  $350,000-$500,000  price range.

GROWTH PATTERNS

Growth patterns have occurred primarily along primary  commercial  thoroughfares such as El Cmaino Real,  Homestead Road, Meridian Road, San Tomas Expressway and
Lawrence Expressway.

ACCESS

Primary access to the subject neighborhood is provided by Interstate 280 and 880 as well as San Tomas and Lawrence Expressway.

DEMOGRAPHICS

Population  growth and new  household  formations  have been on an upward  trend within the subject neighborhood.

Selected neighborhood  demographics in a one-, three-, and five-mile radius from the subject are shown in the following table:

--------------------------------------------------------------------------------
                                       10

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ALDERWOOD AND TIMBERLEAF APARTMENTS                        NEIGHBORHOOD ANALYSIS
--------------------------------------------------------------------------------

We are only  showing  one set of  demographics,  however,  the sites are located relatively close and have basically similar demographics.

CONCLUSION

As shown above, the population within the subject  neighborhood has shown growth over the  past  five  years.  The  neighborhood  currently  has a strong  income demographic  profile.  The outlook for the  neighborhood is for good performance with  improvement  over the next  several  years.  As a result,  the  demand for existing developments is expected to be strong.

--------------------------------------------------------------------------------

                                       11

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ALDERWOOD AND TIMBERLEAF APARTMENTS                              MARKET ANALYSIS
--------------------------------------------------------------------------------

                                 MARKET ANALYSIS

In order to support basic  assumptions  regarding future demand for all types of real  estate,  the  following  research  was  undertaken.  In  addition  to  the information  contained  in this  document,  current  market  conditions  for the subject  property  and an  analysis of sales  activity,  price  trends,  etc. is contained  in both the  approaches  to value  utilized  herein.  Information  is included from various Bay Area articles  regarding  local  economic  conditions.
This market analysis document is separated into two primary categories:

               Bay Area and Silicon Valley Apartment Market Overview

               Santa Clara County & Palo Alto Apartment Market

HOUSING MARKET OVERVIEW

Over the last several years California has experienced a strong economy and as a
result  housing  construction  has  improved.   Housing  construction  forecasts
prepared  by the  Construction  Industry  Research  Board  are  presented  as an indicator  of  the  California  housing  market.  This  data  indicates  housing construction  dropped  in 1992  and  bottomed  out in 1993.  Activity  increased substantially since 1996.

Historical figures from the Construction  Industry Research Board's Forecast are
presented below:

--------------------------------------------------------------------------------------------------------------------------
                                                      CALIFORNIA HOUSING CONSTRUCTION
--------------------------------------------------------------------------------------------------------------------------
                                                                                                       Annual % Change
                                                                                                      -------------------

           1992     1993     1994     1995     1996     1997       1998       1999       2000     97-98    98-99    99-00
--------------------------------------------------------------------------------------------------------------------------
Single   76,187   69,900   77,100   68,700   74,900    84,800     94,000    116,000    129,000      11.3     22.9     11.2
Multi    21,220   14,800   19,900   16,600   19,400    26,900     31,600     37,000     45,000      17.5     17.1     21.6
--------------------------------------------------------------------------------------------------------------------------
Total    97,407   84,700   97,000   85,300   94,300   111,700    126,000    153,000    174,000      12.8     21.4     13.7
--------------------------------------------------------------------------------------------------------------------------
Source:  Construction Industry Research Board
--------------------------------------------------------------------------------------------------------------------------

The decreases in  construction  and sluggish  recovery  through 1993 reflect the slide in the  state's  economy and the  pessimistic  market  psychology  despite relatively  low mortgage  interest  rates.  Although a  significant  increase in activity was recorded in 1994  signaling  increased  consumer  confidence,  1995 results proved to be disappointing. Activity in 1996, however, indicates a 10.6%
increase in activity  over 1995 totals and 1997  figures  demonstrate  a gain of
18.45% over 1996. The  construction  expansion  continued  through 1998, with an increase in residential  construction of 12.80%. The housing  construction level grew in 1999 with an estimated increase of 21.42% over 1998. The number for 2000 was a more conservative growth rate of 13.73%.

BAY AREA MULTIFAMILY MARKET

The Bay Area includes  nine counties  including  Alameda,  Contra Costa,  Marin,
Napa, San Francisco, San Mateo, Santa Clara, Solano, and Sonoma.

--------------------------------------------------------------------------------

                                       12

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ALDERWOOD AND TIMBERLEAF APARTMENTS                              MARKET ANALYSIS
--------------------------------------------------------------------------------

The statistical  data presented  subsequently  is based on figures  compiled and published by Realdata, Inc. on a semi-annual basis.

VACANCY

Vacancy  rates  for  multifamily  properties  in  the  Bay  Area  have  remained relatively stable since 1986, rarely rising above 5 percent.

Historical Vacancy: The overall vacancy rate for the Bay Area as of 1999 was 3.7 percent.  The following table summarizes the multifamily market vacancy rates in the Bay Area.

----------------------------------------------------------------------------------------------
                              BAY AREA MULTIFAMILY
                                     VACANCY
----------------------------------------------------------------------------------------------
                                                                                      Avg.
   County     1990  1991   1992  1993   1994  1995   1996  1997  1998   1999  2000  1990-2000
----------------------------------------------------------------------------------------------
Alameda        3.1%  3.7%   2.6%  5.2%   4.8%  3.4%   3.2%  3.4%  3.7%    3.7  2.7%      3.6%
Contra Costa   3.7%  4.0%   2.7%  6.0%   5.7%  5.1%   4.8%  4.4%  3.5%    3.9  2.9%      4.2%
Marin          2.4%  5.6%   3.1%  2.6%   3.2%  3.6%   2.6%  3.4%  3.2%    4.2  2.7%      3.3%
Napa           1.6%  2.5%   1.2%  3.1%   2.9%  4.2%   2.5%  3.2%  2.2%    2.6  2.3%      2.6%
San Francisco  6.2%  3.2%   3.3%  4.9%   4.1%  3.1%   3.7%  3.3%  2.8%    2.9  1.8%      3.6%
San Mateo      2.8%  3.5%   1.6%  3.8%   3.4%  3.3%   2.9%  4.4%  4.7%    4.3  3.4%      3.5%
Santa Clara    2.6%  2.7%   3.4%  4.9%   4.0%  2.2%   2.6%  2.8%  3.8%    3.6  2.4%      3.2%
Solano         2.7%  2.8%   2.2%  4.8%   5.1%  5.0%   4.6%  4.3%  4.0%    4.1  2.2%      3.8%
Sonoma         2.2%  3.2%   4.1%  5.4%   6.0%  5.0%   3.6%  3.2%  2.8%    3.3  2.5%      3.8%
----------------------------------------------------------------------------------------------
Average        3.2%  3.3%   2.9%  5.0%   4.5%  3.4%   3.3%  3.5%  3.4%    3.7  2.6%      3.5%
----------------------------------------------------------------------------------------------
Source:  RealData, Inc.
----------------------------------------------------------------------------------------------

The most current  information  states that the total vacancy rate in Santa Clara
County was 2.4%, as of December  2000.  This rate is slightly lower than the Bay
Area market  average of 2.6%,  and is lower than the nine-year  average  vacancy rate within the County of 3.2%.

RENTS

Rents in the Bay Area were generally stable from 1992 through 1994 and increased rapidly from 1995 to present.

Rental Increases: Overall, the peak full year for rental increases was 1996 when the  average  overall  rent  increase  in the Bay  Area was  13.9  percent.  The following table summarizes historical rental increases by county.

--------------------------------------------------------------------------------

                                       13

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ALDERWOOD AND TIMBERLEAF APARTMENTS                              MARKET ANALYSIS
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                    BAY AREA HISTORIC MULTIFAMILY RENT INCREASES
----------------------------------------------------------------------------------------------------
                                                                                            Avg.
   County       1990  1991  1992  1993   1994   1995    1996   1997   1998  1999    2000  1990-2000
----------------------------------------------------------------------------------------------------
Alameda         4.2%  1.7%  1.6%  1.8%   1.0%   2.0%   12.0%   9.5%   7.1%    5.3%  34.8%      7.4%
Contra Costa    5.4%  2.6%  1.4%  1.1%  -0.1%   3.3%    7.5%   6.2%   9.8%    9.5%  25.2%      6.5%
Marin           6.3%  3.7%  1.7% -3.3%   4.3%   3.6%    7.7%  11.4%  10.0%    5.8%  17.2%      6.2%
Napa            9.4%  3.9% -5.4%  0.3%   1.0%   1.2%    3.7%   5.8%   7.9%    7.2%  14.4%      4.5%
San Francisco   8.4%  3.4% -2.0%  1.1%   1.7%   2.6%   20.5%  15.6%  14.0%    7.2%  35.8%      9.8%
San Mateo       5.1%  3.3%  0.9%  3.2%   1.9%   4.4%   18.8%   7.1%  10.8%    7.9%  37.4%      9.2%
Santa Clara     4.3%  3.3% -0.7%  2.7%   0.1%  10.2%   17.5%  10.7%   3.0%    7.0%  38.8%      8.8%
Solano          7.0%  4.1%  1.6% -0.6%   0.6%   0.0%    2.5%   4.2%   7.2%    8.8%  16.2%      4.7%
Sonoma          7.4%  3.5%  1.2% -0.6%  -1.2%   2.4%    5.9%   7.7%  10.0%    5.6%  17.7%      5.4%
----------------------------------------------------------------------------------------------------
Average         5.6%  3.4%  0.3%  1.0%   0.9%   5.9%   13.9%   9.9%   8.8%    7.0%  34.0%      8.2%
----------------------------------------------------------------------------------------------------
Source:  RealData, Inc.
----------------------------------------------------------------------------------------------------

Prior to 1997,  rental  increases in Santa Clara County were typically below the overall  market  average.  However,  rental  increases have been positive in all years averaging 5.8% per year. As evidenced in the table,  many Bay Area markets experienced  rapid rent  increases  in 1996  through  2000,  with San  Francisco leading the group for the first three of those four years.  The subject and some of the rental  comparables  shown in the  Income  Capitalization  Approach  have experienced  rental rate  increases  in the past year.  According to the subject manager,  from December 1999 to January 2001 rents at the subject  property have increased 25% to 50%, depending on unit type.

Apartment  rental  rates in Santa Clara  County are higher on average than rents
Bay Area wide.  The  following  table  summarizes  rental  rates per square foot within San Francisco and the Bay Area.

---------------------------------------------------------------------------------------
                        RENTAL RATES PER SQUARE FOOT PER MONTH
                                UNFURNISHED APARTMENTS
                                  DECEMBER 2000
---------------------------------------------------------------------------------------
     County      Studio  1B/1B     2B/1B    2B/1+B   3B/1B  3B/1+B   4B/1+B     Avg.
---------------------------------------------------------------------------------------
Santa Clara Co.   $3.04    $2.52      $2.19   $2.24   $1.50   $2.16     $2.00    $2.36
Bay Area          $2.75    $2.75      $2.20   $1.86   $1.93   $1.63     $1.93    $2.05
---------------------------------------------------------------------------------------
Source:  RealData, Inc.
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                           RENTAL RATES PER UNIT PER MONTH
                                UNFURNISHED APARTMENTS
                                  DECEMBER 2000
---------------------------------------------------------------------------------------
     County      Studio  1B/1B     2B/1B    2B/1+B   3B/1B  3B/1+B   4B/1+B     Avg.
---------------------------------------------------------------------------------------
Santa Clara Co.   1,382    1,763      1,954   2,242   1,535   2,648     2,900   $1,959
Bay Area          1,319    1,524      1,624   1,925   1,626   2,337     1,711   $1,685
---------------------------------------------------------------------------------------
Source:  RealData, Inc.
---------------------------------------------------------------------------------------

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                                       14

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ALDERWOOD AND TIMBERLEAF APARTMENTS                              MARKET ANALYSIS
--------------------------------------------------------------------------------

Historically,  the  expanding  employment  base in the area has kept demand at a high level and the market has been seen large rental increases over the last two years. Discussions with market participants indicated that the current market is softer than has been seen over the past two years but is still  considered  very healthy with most vacancy rates still under 5%.  However,  rents have  flattened out and in the more expensive  market slight downward trend is noted. The future of apartment  rents is uncertain  and is dependent  upon the strength of the Bay
Area economy. Most think rents will remain relatively flat for the near term due to the down turn in the economy.

HISTORIC HOUSING SUPPLY

The construction of new housing units in Santa Clara County reached a decade low in  1992,  with  the  development  of  an  estimated  2,836  units.  Multifamily construction  had been the  dominant  unit of  construction  through  the 1980s;
however,  the  development of single family housing has become more prevalent in the 1990s.  The following  table  summarizes the historical  permit  activity in
Santa Clara since 1988.

             -----------------------------------------------------
                                BUILDING PERMITS
                               SANTA CLARA COUNTY
             -----------------------------------------------------
               Year         Single         Multi        Total
             -----------------------------------------------------
             1988          3,676         2,789         6,465
             1989          2,548         2,311         4,859
             1990          1,675         3,646         5,321
             1991          1,663         2,102         3,765
             1992          1,693         1,143         2,836
             1993          1,822         1,617         3,439
             1994          2,127         1,827         3,954
             1995          2,199         1,285         3,484
             1996          4,043         3,459         7,502
             1997          4,367         4,443         8,810
             1998          3,911         3,615         7,526
             1999          3,353         3,690         7,043
             -----------------------------------------------------
             9 yr. Avg      2,756          2,661        5,417
             5 yr. Avg      3,575          3,298        6,873
             -----------------------------------------------------
             Source:   Northern   California  Real  Estate Report
             -----------------------------------------------------

As can be seen in the preceding table, the nine-year  average permit issuance is
5,417  units per year.  This  increases  to 6,873 per year based on a  five-year average.

According to this historical permit activity, multifamily permits have accounted for 44% of residential  permits  issued on a five-year  average and 48% of total permits based on an nine-year  average.  Single family housing has accounted for
56% based on a  five-year  average  and 52% based on a  nine-year  average.  The following  chart  summarizes the data of single family and  multifamily  housing permit issuance.

--------------------------------------------------------------------------------

                                       15

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ALDERWOOD AND TIMBERLEAF APARTMENTS                              MARKET ANALYSIS
--------------------------------------------------------------------------------

                --------------------------------------------------
                          SANTA CLARA COUNTY HISTORICAL
                                 PERMIT ACTIVITY
                --------------------------------------------------
                                           9 Yr. Avg   5 Yr. Avg
                --------------------------------------------------
                Single Family Dwellings:        52%         56%
                Multifamily Dwellings:          48%         44%
                --------------------------------------------------
                  Total                        100%        100%
                --------------------------------------------------
                Source:   Northern California Real Estate Report
                --------------------------------------------------

These  statistics  will be utilized to  determine  future  demand for housing in
Santa Clara County.

During  recent  years,  the increase in housing  supply has been limited  though increasing  in Santa Clara County.  The  historically  strong market  conditions spurred an  increase in supply but the supply was  generally  not able to keep a pace adequate to meet demand.  The economic strength of the late 1990's resulted in several new projects being planned  and/or built (mostly in the  southernmost
communities  of  San  Jose,  Morgan  Hill,  and  Gilroy).   Collectively   these
communities  increased the county's  housing supply by a greater  magnitude than that experienced at any time during the past several years.

DEMAND ANALYSIS

Demand  for  housing  in the local  area is  related  to  employment  growth and convenient  access  to  nearby  freeways,  and  shopping  areas,  as well as the desirable quality of the surrounding neighborhood.

According  to  forecasts  prepared by the  Association  of Bay Area  Governments
(ABAG),  the  population  of Santa  Clara  County  will grow by a total of 14.9%
between 2000 and 2020.  This represents  approximately  13,070 new residents per year.  Employment growth for the same period is forecast to be 22.5%. The growth of employment over population in the county should keep demand for housing high.
In addition, strict zoning ordinances,  condominium conversions, and the lack of
available   developable   land  should  continue  to  ensure  high   residential
occupancies and limited  construction within developed  neighborhoods.  ABAG has projected that between 2000 and 2020, the Santa Clara County housing market will require 97,860 new dwelling units.

According to the historical permit activity,  multifamily permits have accounted for 44% of  residential  permits  issued  since 1995 and single  family  housing permits  accounted for 56% of the total.  Projections by the  Association of Bay
Area  Government  indicate  that  between  2000 and 2020 an average of 4,893 new housing units will be required annually.

--------------------------------------------------------------------------------

                                       16

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ALDERWOOD AND TIMBERLEAF APARTMENTS                              MARKET ANALYSIS
--------------------------------------------------------------------------------

       -----------------------------------------------------------
                      SANTA CLARA COUNTY HOUSEHOLD
                             PROJECTIONS
       -----------------------------------------------------------
                                                     Avg. Annual
                               2000        2020        Change
       -----------------------------------------------------------
       Households            567,080     664,930         4,893
       -----------------------------------------------------------
       Source:  ABAG, Projections 2000
       -----------------------------------------------------------

Based on  historical  permit  activity,  44% of the  additions  to  supply  were multifamily and 56% were single family. If these statistics remain constant,  an average of 2,153  multifamily  units will be required annually (44% x 4,893) and
2,740 single-family units will be required annually (56% x 4,893).  Between 1988 and 1999, an average of 2,756  single-family units and 2,661 multifamily housing units were added to supply on an annual basis  totaling  5,417  units,  slightly more than the projected  requirements.  Based on permit information,  it appears that construction activity has responded to the strong economic conditions.

IMPACT OF THE ECONOMIC SLOW DOWN IN THE BAY AREA

Economic Downturn

The  quarterly  survey of the  national  economy by the  Anderson  School at the
University of California,  Los Angeles (UCLA),  said the economic  slump,  while brief,  would  mark  the end of the  gold-rush  mentality  spawned  by the  `New
Economy'.  Overall, the widely-respected economic forecast said the U.S. economy faces a 90 percent  chance of going into recession this year and will only stage a weak  recovery  by year's end.  "If history is a guide,  the worst part of the adjustment  will be over in 2001,  and a recovery  to be  complete  in 2002." In
December 2000, at a time when most other  forecasters were predicting  continued
growth,  the UCLA survey  pegged the  likelihood  of a  recession  in 2001 at 60 percent. A recession is defined as two consecutive quarters of contracting gross domestic product (GDP).

Leamer  said there are major  warning  signs the nearly  10-year  U.S.  economic expansion is over.  Manufacturers  are scaling back hours at plants, a potential prelude to layoffs, and the unemployment rate is creeping up. Combined that with a flood of grim  corporate  profit  reports issued by many U.S. firms making the chance of  recession  nearly  certain,  the report  said.  The  survey  sees GDP contracting  to 0.2  percent in Q2 2001 and 0.7 percent  the  following  quarter before  growing  again at 0.1  percent  in Q4.  For 2001,  GDP was pegged at 0.7 percent,  a far cry from the  whopping  5 percent  in 2000.  "Don't  expect  the adjustment  to be complete by 2002 and don't  expect  growth rates like 1998 and
1999," the report said.  "It'll be 3's not 5's." The U.S. Federal Reserve Bank's
recent  aggressive  moves to cut  interest  rates have also  helped to lower the recession  risk a bit,  but they  won't be enough to offset  likely  substantial declines in business  investment and consumer spending for major items like cars and computers, Leamer said.

--------------------------------------------------------------------------------

                                       17

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ALDERWOOD AND TIMBERLEAF APARTMENTS                              MARKET ANALYSIS
--------------------------------------------------------------------------------

Leamer said fears over the future should also rein in consumer  spending,  which had been fueled by a high-flying  stock market over the past few years.  Instead of saving money,  many Americans used their  windfalls to snap up expensive cars and homes in the belief the good times would never end.  Now that equity  prices have returned to earth, consumers and business realize they have to be much more prudent with their  pocketbooks.  "The lifestyle of the year 2002 is going to be one in which we  prepare  for the  future in the  old-fashioned  way:  Mainly we save," Leamer said in an interview.  "Businesses will continue to invest in tech and the 'New  Economy' but they will do it in a considered  and more  thoughtful way."

The UCLA report pegged  consumption  growth dropping sharply from 5.3 percent in
2000 to 1.7  percent  in 2001.  After  that,  however,  it is  expected  to rise slightly to 2.2 percent,  the forecast  said. The UCLA report also predicted the
U.S.  unemployment rate would climb to 4.8 percent in 2001, up from 4 percent in
2000. The report also predicted a continued jobless rate increase in 2002 to 6.1 percent, which if reached would mark the highest since 1994.

Overall  inflation  was also  expected to remain tame,  easing to 2.7 percent in
2001 and 1.8  percent  in 2002.  Inflation  was 3.4  percent  in 2000.  The core inflation  rate,  measured as the consumer  price index minus food and fuel, was expected  to fall to 2.3  percent in 2001 from 2.4  percent in 2000,  the report said. CPI will dip to 1.7 percent in 2002, according to the forecast.

Local Impact

Furthermore,  the survey by economists at the Anderson  School at the University of  California,  Los Angeles  (UCLA),  said an  increasing  number of layoffs in
Silicon  Valley and a slow-down in  investment  in  technology  and software are ominous signs for the state which has the world's  sixth-largest  economy.  "The outlook is gloomy only compared to where we have been," Tom Lieser, the report's author,  said in an interview.  "We may still avoid  recession in California but energy is the wild card."

The  near-term  significant  problem in the Bay Area is the dramatic  decline in high-tech  stock wealth that once fueled  frantic  consumer  spending and helped keep state coffers flush,  Lieser said. The forecast saw personal  income growth dipping steeply from 11.5 percent in 2000 to 4.9 percent in 2001. This will rise again to 5.1 percent in 2002, the report said.  "What we are getting is a little more significant than just a slowdown," Lieser said. "It is going to put us back in a weaker growth pattern for California."

The energy crisis remains a wild card in the calculations, Lieser said, although he warned that it could hurt the state in the long run. So far,  California  has spent  billions of dollars to keep the lights on in the crisis  stemming  from a flawed  deregulation  law in 1996 that allowed  wholesale  power prices to float freely but kept strict  price caps on the amount  utilities  could  charge their customers.  As a result,  the state's two biggest  utilities are on the brink of bankruptcy and continued power shortages  threaten

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                                       18

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ALDERWOOD AND TIMBERLEAF APARTMENTS                              MARKET ANALYSIS
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millions of California  homes and  businesses  with more rolling  blackouts this summer.  However,  a huge bond  issue  will  help  repay the state for its power
purchases   and  a  separate  UCLA  report  on  the  energy  crisis  said  these expenditures  will likely only have a small impact on the state's  economy.  The rolling  blackouts,  while a  nuisance,  may in fact have a small  effect on the state's productivity, Christopher Thornberg wrote in the energy report. "An hour without power can be viewed as an extended  coffee break for most businesses and lost production  during the downtime can be made up through speeding the pace of operations  after the power returns,"  Thornberg said.  Still,  Lieser added the energy crisis remains a factor which could help push California and the Bay Area in particular into recession,  especially since most indicators already point to a slowing economy.

A more important  consequence of the energy crisis is that businesses may in the long-term  decide not to relocate to the Bay Area and many others  already  here may pack up and leave if the  energy  crisis is not  resolved.  "The  effects of brownouts and  blackouts,  if prolonged,  could  discourage  business  expansion significantly," Lieser wrote in the report.

Residential  construction will also perk up a bit in 2001, but not nearly enough to bring relief to the state's tight  housing  market,  Lieser said.  The report pegged the number of residential  building  permits at 154,000 units in 2001, up from 149,000 units in 2000.  But the figure was expected to dip again to 151,000 units in 2002, the report said.

Growth in payrolls  was expected to fall from 3.8 percent in 2000 to 2.4 percent in 2001. This will ease even further to 1.6 percent in 2002, the forecast said.

EMPLOYMENT

According  to the Sate of  California  Employment  Development  Department,  the
unemployment  rate in the San Clara County was an estimated  4.2 percent  during
June 2001.  Unemployment  within the City of Palo Alto in June was 2.1%. Overall unemployment  in June 2000 was 2.2% and in 1999 averaged 3.0%.  Based upon these figures it appears the local economy is still strong.

Santa Clara County  reported  1,019,900 wage and salary jobs in June 2001 versus
1,045,200 wage and salary jobs in March 2001, a decrease of 25,300 jobs from the
March figure or 5,060 per month. The labor force in June 2000 was 1,009, 900 and in 1999 the annual average was 965,500.

Despite   ongoing   corporate   re-structuring   and  some  near-term   economic
uncertainty,  the information available indicates that employment is expected to remain strong which should have a positive impact on both the local and regional apartment markets over the long term.

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ALDERWOOD AND TIMBERLEAF APARTMENTS                              MARKET ANALYSIS
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OCCUPANCY

Properties of similar  quality and appeal are located in the subject  area.  The most comparable of these are summarized in the following table as well as within the Income Approach.

Competitive apartment properties in the subject's vicinity have been surveyed in
order  to  identify  the  occupancy  trends  within  the  immediate   submarket.
Discussions with property management at the following comparables indicated that historically  the market has been extremely tight with few vacancies and several increases in asking rents since the beginning of 2000. The Bay Area in total has seen a decrease in rents.  The  comparable  data is  summarized in the following table:

The comparable  properties  surveyed reported  occupancy rates of 95% or better, and all are  currently  in average  to good  condition.  Based on the  foregoing analysis,  CB Richard Ellis,  Inc.'s conclusion of stabilized  occupancy for the subject is illustrated in the following table.

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                                       20

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ALDERWOOD AND TIMBERLEAF APARTMENTS                              MARKET ANALYSIS
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Our estimate of the stabilized  occupancy  rate  represents  economic  occupancy which includes collection loss.

Throughout 2000 the entire Bay Area region  witnessed a major  tightening in the multi-family  market with a  significant  drop in  vacancies  and  unprecedented increases in rental rates.  Over the last several years supply has not been able to keep up with the huge demand for housing that has resulted  from the economic boom experienced in the region, and more specifically,  the Silicon Valley area, which includes Palo Alto.  However,  more recently in the second quarter of 2001 there has been some  softening in the  apartment  market and  property  managers report a slight  increase in vacancies and a general  flattening of rents.  This has historically been typical of the later winter months.

Overall,  demand for housing in California is expected to increase in the coming years. According to The Association of Bay Area Governments,  the largest demand for new housing  units between now and the year 2005 is expected to occur in the area.  This demand for new units is expected to keep  vacancies  low and housing prices and multifamily market rents high.

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                                       21

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ALDERWOOD AND TIMBERLEAF APARTMENTS                                SITE ANALYSIS
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                                   [SITE MAP]

                                  [Site map 2]

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                                       22

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ALDERWOOD AND TIMBERLEAF APARTMENTS                                SITE ANALYSIS
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                                  SITE ANALYSIS

The following is for Alderwood:

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                                       23

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ALDERWOOD AND TIMBERLEAF APARTMENTS                                SITE ANALYSIS
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The following is for Timberleaf:

CONCLUSION

The site is well located and afforded average access and visibility from roadway frontage. The size of the site is typical for the area and use, and there are no known detrimental uses in the immediate  vicinity.  Overall,  there are no known factors which are considered to prevent the site from development to its highest and best use, as if vacant, or adverse to the existing use of the site.

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ALDERWOOD AND TIMBERLEAF APARTMENTS                         IMPROVEMENT ANALYSIS
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                              IMPROVEMENT ANALYSIS

The following chart depicts the subject's unit mix and building area.

Alderwood:

Timberleaf:

Building plans and specifications  were not provided for the preparation of this appraisal.  The following is a description of the subject improvements and basic construction features derived from CB Richard Ellis, Inc.'s physical inspection.

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ALDERWOOD AND TIMBERLEAF APARTMENTS                         IMPROVEMENT ANALYSIS
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There is some deferred  maintenance for a replacement of both project's roof and siding that are deducted from the values herein.  The costs were provided by the borrower  and we have relied upon these  figures.  We reserve the right to amend our value conclusions if the cost to cure is different than utilized herein.

CONCLUSION

The  improvements  are  considered  to be in average  overall  condition and are considered  to be  typical  for the age and  location  in regard to  improvement design and layout, as well as interior and exterior  amenities.  Overall,  there are no  known  factors  which  could  be  considered  to  adversely  impact  the marketability of any of the subject units or the overall property.

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ALDERWOOD AND TIMBERLEAF APARTMENTS                      TAX AND ASSESSMENT DATA
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                             TAX AND ASSESSMENT DATA

In  California,  all real property is assessed at 100% of full cash value (which is  interpreted  to mean  market  value of the fee simple  estate  interest)  as determined by the County Assessor.  Generally a reassessment  occurs only when a
property  is  sold  (or  transferred)  or  when  new  construction   occurs  (as
differentiated from replacing existing construction). Assessments for properties that were  acquired  before the tax year 1975/76 were  stabilized  as of the tax year  1975/76.  Property  taxes are  limited by State law to 1% of the  assessed value plus voter-approved obligations. If no sale (or transfer) occurs or no new building  takes  place,  assessments  may not increase by more than 2% annually.
Taxes are  payable in two equal  installments,  which  become  delinquent  after
December 10 and April 10,  respectively.  The  following  table  summarizes  the current assessed value and property taxes for the subject.

Alderwood:

Timberleaf:

The subject property's special  assessments  consist of vector control,  traffic mitigation, flood control and open space district funds.

Tax and Assessment Conclusion:  CB Richard Ellis Valuation and Advisory Services
assumes that all taxes are current.  If the subject sold for the value estimated in this report,  a reassessment at that value would most likely occur,  with tax increases  limited to 2% annually  thereafter  until the property is sold again.
The  consequences of this  reassessment  have been considered in the appropriate valuation sections.

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ALDERWOOD AND TIMBERLEAF APARTMENTS                         HIGHEST AND BEST USE
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                              HIGHEST AND BEST USE

In  appraisal  practice,  the  concept of highest  and best use  represents  the premise  upon which value is based.  The four  criteria the highest and best use must meet are:

                         o    legal permissibility;
                         o    physical possibility;
                         o    financial feasibility; and
                         o    maximum profitability.

Highest and best use analysis  involves  assessing the subject both as if vacant and as improved.

AS VACANT

Legal Permissibility

The legally  permissible  uses were discussed in detail in the site analysis and zoning sections of this report.

Physical Possibility

The physical characteristics of the subject site were discussed in detail in the site  analysis.  Overall,  a wide  range of  legally  permissible  uses would be physically possible.

Financial Feasibility

The  financial  feasibility  of a specific  property  is market  driven,  and is influenced by surrounding  land uses. Based on the subject's  specific  location and physical  characteristics,  multi-family residential development of the site in a manner which is  complimentary to the surrounding land uses would represent the most likely financially feasible option.

Current market conditions and development  activity indicate  development of the site with a multi-family  residential use would be economically feasible at this time.

Maximum Profitability

The use which  results in the  maximum  profitability  of the site is beyond the scope of this assignment.  The recipient of the property's  productivity  (e.g., the lender,  equity investor,  the public, etc.) greatly determines what the use
should  be.  Regardless,   the  use  for  the  subject  should  conform  to  the
neighborhood trends and be consistent with existing land uses.

CONCLUSION:  HIGHEST AND BEST USE AS VACANT

Based on the foregoing analysis,  the highest and best use of the site as though vacant would be for multi-family residential development.

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ALDERWOOD AND TIMBERLEAF APARTMENTS                         HIGHEST AND BEST USE
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AS IMPROVED

Legal Permissibility

The subject site was approved for apartment development and the improvements are a legally conforming use.

Physical Possibility

The subject  improvements were discussed in detail in the Improvement  Analysis.
The layout and positioning of the  improvements are functional for apartment use based on comparison to neighborhood properties.

Financial Feasibility

The financial  feasibility  for an apartment  property is based on the amount of rent which can be generated,  less operating  expenses required to generate that income;  if a residual amount exists then the land is being to a productive use.
As will be  indicated  in the Income  Capitalization  Approach,  the  subject is capable of producing a positive net cash flow and continued  utilization  of the improvements for apartment is considered financially feasible.

Maximum Profitability

The  maximally  profitable  use of the  subject as  improved  should  conform to neighborhood  trends and be consistent with existing land uses. Although several uses may generate  sufficient  revenue to satisfy the required rate of return on investment  and provide a return on the land,  the single use that  produces the highest  price or value is  typically  the  highest and best use.  However,  the recipient of the  property's  productivity  greatly  determines  what actual use maximizes  profitability.  It  appears  there  are no  alternative  uses  of the existing  improvements which would produce a higher net income and/or value over time than the current use.

CONCLUSION: HIGHEST AND BEST USE AS IMPROVED

Based on the foregoing,  the highest and best use of the property as improved is consistent with the existing use, as an apartment development.

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ALDERWOOD AND TIMBERLEAF APARTMENTS                        APPRAISAL METHODOLOGY
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                              APPRAISAL METHODOLOGY

In appraisal practice,  an approach to value is included or omitted based on its applicability  to the property type being valued and the quality and quantity of information available.

COST APPROACH

The Cost Approach is based upon the proposition the informed purchaser would pay no more for the  subject  than the cost to produce a  substitute  property  with equivalent utility.  This approach is particularly  applicable when the property being appraised involves relatively new improvements which represent the highest and best use of the land or when relatively  unique or specialized  improvements are  located  on the site and for  which  there  exist  few  sales or  leases of comparable properties.

SALES COMPARISON APPROACH

The Sales Comparison Approach utilizes sales of comparable properties,  adjusted for  differences,  to indicate a value for the  subject.  Valuation is typically accomplished  using physical units of comparison  such as price per square foot, price per unit,  price per floor,  etc., or economic units of comparison such as gross  rent  multiplier.  Adjustments  are  applied  to the  physical  units  of comparison  derived from the comparable sale. The unit of comparison  chosen for the subject is then used to yield a total value.  Economic  units of  comparison are not adjusted, but rather analyzed as to relevant differences, with the final estimate derived based on the general comparisons.

INCOME CAPITALIZATION APPROACH

The Income  Capitalization  Approach  reflects  the  subject's  income-producing capabilities.  This approach is based on the assumption that value is created by the expectation of benefits to be derived in the future.  Specifically estimated is the amount an  investor  would be willing to pay to receive an income  stream plus  reversion  value  from a  property  over a period of time.  The two common valuation  techniques  associated  with the Income  Capitalization  Approach are direct capitalization and the discounted cash flow (DCF) analysis.

METHODOLOGY APPLICABLE TO THE SUBJECT

In valuing the  subject,  only the Sales  Comparison  and Income  Capitalization
Approaches are applicable and have been used.

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ALDERWOOD AND TIMBERLEAF APARTMENTS                    SALES COMPARISON APPROACH
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                            SALES COMPARISON APPROACH

The following table summarizes the most comparable data utilized in the analysis with  a  comparable  map  presented  on the  following  page.  A  more  detailed description of each transaction is included in the Addenda.

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ALDERWOOD AND TIMBERLEAF APARTMENTS                    SALES COMPARISON APPROACH
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                                      [MAP]

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ALDERWOOD AND TIMBERLEAF APARTMENTS                    SALES COMPARISON APPROACH
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                           ANALYSIS OF IMPROVED SALES

Improved Sale One

This  comparable  represents the acquisition of a three-story  garden  apartment complex,  developed  in 1999.  The  complex  is located  in the  Cupertino  in a mixed-use area near  Interstate  280. This project was developed at a density of about 31 units per acre and offers seven plan styles  including  four  different one-bedroom/one-bathroom  floor plans and three  two-bedroom/two-bathroom  floor plans. Arioso Apartments sold for $46,500,000 for this 201-unit development.  At the time of sale,  this  comparable  was in lease-up and was reported to have an actual occupancy of about 68%. However,  it was our understanding  that the sale was subject to stabilized  occupancy.  The property,  upon stabilization,  would have a pro forma net operating  income per unit of about $16,772 per year, which results in an overall rate of about 7.25%.

Arioso  Apartments is  constructed of wood frame and stucco and was in excellent condition  at the time of sale.  A  downward  adjustment  is  warranted  for the apartment market conditions since this comparable's date of sale, as compared to the  subject's  date of  value.  The  comparable  would be  considered  slightly inferior  as it had some  absorption  at the time of sale;  however,  due to the strong  market  conditions  at the time of the sale,  the  remaining  absorption period was nominal.  Further,  the closing  sale date was subject to  stabilized occupancy.  Due to its newly  built  condition,  the  comparable  is  considered superior in  condition  and a downward  adjustment  is applied.  The location is slightly inferior.  The average unit size is superior,  being larger on average.
Overall, the subject is considered superior to this comparable.

Improved Sale Two

The Villa De Anza Apartments represents the sale of a two-story garden apartment complex in November of 2000. This property is located in Cupertino. This project offers large  two-bedroom/two-bathroom  floor plans.  At the time of sale,  this comparable was reported to have an actual occupancy of 100% which was generating a net operating income per unit of about $15,500 per year. This is actual income in place and not pro forma.  The sale price was  $31,000,000,  or  $258,333  per unit, which resulted in a 6.0% capitalization  rate. This complex is constructed of wood frame and stucco and was in average condition at the time of sale.

A downward adjustment for date of sale was made since the rental rates and sales activity have declined since the time of the purchase.  An upward adjustment for age is made to the  comparable.  A downward  adjustment  was made for the larger average unit size of this comparable.

Improved Sale Three

This  comparable is The Waterford  place  Apartments in San Jose. It is a garden apartment  complex  completed  in 1999  with a total of 238  units in one-,  and two-bedroom plans,  averaging 923 square

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                                       33

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ALDERWOOD AND TIMBERLEAF APARTMENTS                    SALES COMPARISON APPROACH
--------------------------------------------------------------------------------

feet per unit (NRA).  Project amenities  include pool, spa, fitness center,  and clubhouse. Units are equipped individually with washer/dryers.  The property was
100%  occupied  at the time of sale,  with an NOI of  approximately  $17,857 per unit. It was purchased in June 2000 per a confidential  source for  $50,000,000, or $210,084 per unit.

A downward adjustment for date of sale was made since the rental rates and sales activity have declined since the time of the purchase.  A downward adjustment is made for the comparable's superior age and superior average unit size. An upward adjustment was made for it inferior  location in San Jose where rental rates are typically lower than in Cupertino on average.

Improved Sale Four

This is the  pending  sale of a  340-unit  apartment  complex  in Walnut  Creek.
Stoneridge  was built in 1972 and has an average  unit size of 979 square  feet.
The  property  was  listed  for  $56,800,000  and  is  just  closed  escrow  for
$54,000,000  or $158,824 per unit. A broker  familiar  with the sale  reported a
6.6% capitalization rate on existing income.

As this is a recent  sale it  reflects  current  market  conditions  and no time adjustment is needed.  This complex is located in Walnut Creek and is considered an inferior location.  The complex is older construction than the subject and is inferior  in  quality  and  appeal.  An  upward  adjustment  for this  factor is warranted.

This property  previously sold in November 2000 for $144,118 per unit.  However, according  to a market  participant,  the  property  was not  placed on the open market at this time and the  previous  owners  had not  brought  the units up to market rent levels.

Improved Sale Five

This  comparable  represents  the  acquisition of a two-story  garden  apartment complex,  developed in 1973 and last  renovated in  1999/2000.  This project was developed  at a density of about 28 units per acre and offers  three plan styles including a  one-bedroom/one-bathroom  units, a  two-bedroom/one-bathroom  floor plan,  and a  two-bedroom/two-bathroom  floor  plan.  At the time of sale,  this comparable  was  reported  to have an  actual  occupancy  of about 95% which was generating  a net  operating  income  per unit of about  $13,131  per year.  The indicated capitalization rate is 7.25%.

This property is constructed of wood frame and stucco and was in average to good condition at the time of sale with minimal deferred maintenance. The building is located  in the  western  San  Mateo  County in  Pacific  the  Hickey  Boulevard
interchange with I-280.

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ALDERWOOD AND TIMBERLEAF APARTMENTS                    SALES COMPARISON APPROACH
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An upward  adjustment is made for the comparable's  inferior age and location in
Pacifica and an upward for its inferior average unit size.

SUMMARY OF ADJUSTMENTS

Based on the foregoing discussions, the following table presents the adjustments warranted to each sale,  as compared to the subject.  The  following  adjustment grid  implies a level of  accuracy  which may not exist in the  current  market.
However,  the grid has been included in order to illustrate the magnitude of the warranted  adjustments.  Use  of  an  adjustment  grid  in  making  quantitative adjustments is only  appropriate  and reliable when the extent of adjustment for each particular factor is well supported and the dollar or percentage adjustment is derived  through  either paired sales  analysis or other data relevant to the market.  In  instances  where  paired  sales  and  market  data  is not  readily available,  the  appraiser  must  use his  best  judgment  to make a  reasonable estimate for the appropriate warranted adjustment.

APARTMENT SALES ADJUSTMENT GRID

ALDERWOOD

Comparable Number	1	2	3	4	5	Subject
Transaction Type	Sale	Sale	Sale	Sale	Sale	---
Transaction Date	Jan-00	Nov-00	Jun-00	Aug-01	May-01	---
Year Built	1999	1969	1999	1977	1973	1986
No. Units	201	120	238	340	98	234
Avg. Unit Size	1,015	1,147	923	979	986	801
Adjusted Sale Price	$46,400,000	$31,000,000	$50,000,000	$54,000,000	$17,750,000	---
Price Per Unit	$230,846	$258,333	$210,084	$158,824	$181,122	---
Occupancy	68%	100%	98%	94%	95%	95%
NOI Per Unit	$16,759	$15,500	$17,857	$10,482	$13,131	$12,154
OAR	7.26%	6.00%	8.50%	6.60%	7.25%	---
Adj. Price Per Unit	$230,846	$258,333	$210,084	$158,824	$181,122	
Conditions of Sale	0%	0%	0%	0%	0%	
Market Conditions (Time)	-15%	-25%	-15%	0%	-5%	
Subtotal	$196,219	$193,750	$178,571	$158,824	$172,066	
Age/Quality/Condition	-10%	5%	-10%	5%	5%	
Location	0%	0%	0%	5%	10%	
Average Unit Size	-10%	-20%	-10%	-10%	-10%	
Floor Plate	0%	0%	0%	0%	0%	
Amenities	0%	0%	0%	0%	0%	
Economics	2%	0%	0%	0%	0%	
Total Other Adjustments	-18%	-15%	-20%	0%	5%	
Indicated Value Per Unit	$160,900	$164,687	$142,857	$158,824	$180,669	

Source: CB Richard Ellis, Inc.

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ALDERWOOD AND TIMBERLEAF APARTMENTS                    SALES COMPARISON APPROACH
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APARTMENT SALES ADJUSTMENT GRID

TIMBERLEAF

Comparable Number	1	2	3	4	5	Subject
Transaction Type	Sale	Sale	Sale	Sale	Sale	---
Transaction Date	Jan-00	Nov-00	Jun-00	Aug-01	May-01	---
Year Built	1999	1969	1999	1977	1973	1986
No. Units	201	120	238	340	98	124
Avg. Unit Size	1,015	1,147	923	979	986	807
Adjusted Sale Price	$46,400,000	$31,000,000	$50,000,000	$54,000,000	$17,750,000	---
Price Per Unit	$230,846	$258,333	$210,084	$158,824	$181,122	---
Occupancy	68%	100%	98%	94%	95%	95%
NOI Per Unit	$16,759	$15,500	$17,857	$10,482	$13,131	$11,061
OAR	7.26%	6.00%	8.50%	6.60%	7.25%	---
Adj. Price Per Unit	$230,846	$258,333	$210,084	$158,824	$181,122	
Conditions of Sale	0%	0%	0%	0%	0%	
Market Conditions (Time)	-15%	-25%	-15%	0%	-5%	
Subtotal	$196,219	$193,750	$178,571	$158,824	$172,066	
Age/Quality/Condition	-10%	5%	-10%	5%	5%	
Location	0%	0%	0%	5%	10%	
Average Unit Size	-10%	-20%	-10%	-10%	-10%	
Floor Plate	0%	0%	0%	0%	0%	
Amenities	0%	0%	0%	0%	0%	
Economics	2%	0%	0%	0%	0%	
Total Other Adjustments	-18%	-15%	-20%	0%	5%	
Indicated Value Per Unit	$160,900	$164,687	$142,857	$158,824	$180,669	

Source: CB Richard Ellis, Inc.

SALES COMPARISON APPROACH CONCLUSION

Based  on the  preceding  discussions  of  each  comparable  and  the  foregoing adjustment  analysis,  a price per unit  indication near the middle of the range indicated by the comparables is the most appropriate for the subject.

The following table presents the estimated value for the subject as indicated by the Sales Comparison Approach.

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ALDERWOOD AND TIMBERLEAF APARTMENTS                    SALES COMPARISON APPROACH
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ALDERWOOD AND TIMBERLEAF APARTMENTS               INCOME CAPITALIZATION APPROACH
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                         INCOME CAPITALIZATION APPROACH

The following table summarizes the most comparable data utilized in the analysis with  a  comparable  map  presented  on the  following  page.  A  more  detailed description of each comparable is included in the Addenda.

Details on the rental comparables are included in the addenda.

SUBJECT QUOTED RENTS

The following table depicts the subject's unit mix and quoted rental rates.

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ALDERWOOD AND TIMBERLEAF APARTMENTS               INCOME CAPITALIZATION APPROACH
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ESTIMATE OF MARKET RENT

In order to estimate the market rates for the various  floor plans,  the subject unit types have been compared with similar units in the comparable projects. The following is a discussion of each unit type.

One-Bedroom Units

The  subject's  quoted  rental rates are higher than the range  indicated by the rent  comparables.  The  subject's  rent roll  indicates  that a majority of the occupied  one  bedroom  units are  leased at below the  quoted  rates,  which is indicative of recent rental  increases which have taken effect.  The most recent leases of one bedroom  units have been signed at the quoted  rates.  Considering the available  data,  monthly  market rent for the subject units is estimated at the quoted  rates.  It is above the  comparables,  but recent  leasing  activity indicates these rents are achievable.

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ALDERWOOD AND TIMBERLEAF APARTMENTS               INCOME CAPITALIZATION APPROACH
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Two-Bedroom Units

The  subject's  quoted  rental rates are within the range  indicated by the rent comparables.  The subject's  rent roll indicates that a majority of the occupied two bedroom units are leased at below the quoted  rates,  which is indicative of recent rental  increases which have taken effect.  The most recent leases of two bedroom  units have been signed at the quoted rates.  Considering  the available data, monthly market rent for the subject units is estimated the quoted rates.

MARKET RENT CONCLUSIONS

Based on the foregoing analysis and discussion, the following is the estimate of potential rental income for the subject:

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ALDERWOOD AND TIMBERLEAF APARTMENTS               INCOME CAPITALIZATION APPROACH
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RENT ADJUSTMENTS

Rent  adjustments  are sometimes  necessary to account for differences in rental rates applicable to different units within similar floor plans due to items such as location  within the property,  view,  and level of  amenities.  These rental adjustments may be in the form of rent premiums or rent  discounts.  In the case of the subject, rent adjustments are not applicable.

POTENTIAL RENTAL INCOME CONCLUSION

Within this  analysis,  potential  rental  income is  estimated  based on market rental  rates over the next twelve  months in addition  to any  applicable  rent adjustments.  This  method  of  calculating  potential  rental  income  is  most prevalent in the local market and is  consistent  with the method used to derive overall capitalization rates from the comparable sales data. This shown later in the direct cap.

RENT ROLL ANALYSIS

The rent roll  analysis  serves as a cross check to the  estimate of market rent for the subject.  The  collections  shown on the rent roll include rent premiums and/or discounts. A copy of the rent roll are included in the addenda.

LOSS TO LEASE

Within the local market,  buyers and sellers typically  recognize a reduction in potential rental income due to the difference between market and contract rental rates. In this market, lease rates are typically now flat and are anticipated to roll to market every 6 to 12 months on average.  Therefore, loss to lease factor was not applied.

VACANCY AND COLLECTION LOSS

The subject's  estimated  stabilized  occupancy rate was previously analyzed and discussed in the Market Analysis (including an analysis of collection loss). The subject's historical and projected vacancy is detailed as follows:

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ALDERWOOD AND TIMBERLEAF APARTMENTS               INCOME CAPITALIZATION APPROACH
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RENT CONCESSIONS

Rent  concessions  have  started to  re-occur  at the subject and in the market.
Therefore, we estimated a 5% concession amount for the subject.

EFFECTIVE GROSS INCOME

The subject's  historical  and pro forma  effective  gross income is detailed as follows:

Alderwood:

Timberleaf:

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ALDERWOOD AND TIMBERLEAF APARTMENTS               INCOME CAPITALIZATION APPROACH
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OPERATING EXPENSE ANALYSIS

In  estimating  the  operating  expenses for the subject,  the actual  operating history has been  analyzed,  along with  expense  data from IREM and  comparable apartment  properties (not presented  herein).  The following table presents the available operating expense history for the subject.

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ALDERWOOD AND TIMBERLEAF APARTMENTS               INCOME CAPITALIZATION APPROACH
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Reserves for Replacement

Reserves  for  replacement   have  been  estimated  based  on  discussions  with
knowledgeable  market  participants  who  indicate a range from $150 to $500 per unit for comparable properties. We estimated $400 for the subject.

DIRECT CAPITALIZATION

Direct  capitalization  is a method  used to convert a single  year's  estimated
stabilized  net  operating  income  into  a  value  indication.   The  following
subsections   represent   different   techniques   for   deriving   an   overall
capitalization rate for direct capitalization.

Comparable Sales

The OAR's  confirmed for the comparable  sales analyzed in the Sales  Comparison
Approach are as follows:

Based on the subject's current  occupancy level and its competitive  position in the local  market  versus the  comparables,  an OAR in the upper  portion of the range indicated by the comparables is considered appropriate.

Published Investor Surveys

The results of the most recent National Investor Survey, published by CB Richard
Ellis, Inc., are summarized in the following table.

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ALDERWOOD AND TIMBERLEAF APARTMENTS               INCOME CAPITALIZATION APPROACH
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The subject is considered  to be a Class A/B property.  Because of the subject's location,  an OAR near the  middle to lower end of the  range  indicated  in the preceding table is considered appropriate.

Market Participants

Most noted rates around 7.0 to 8.0%.

CAPITALIZATION RATE CONCLUSION

The following table summarizes the OAR conclusions.

DIRECT CAPITALIZATION SUMMARY

A summary of the direct capitalization of the subject at stabilized occupancy is illustrated in the following table.

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ALDERWOOD AND TIMBERLEAF APARTMENTS               INCOME CAPITALIZATION APPROACH
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DIRECT CAPITALIZATION SUMMARY - Alderwood

Income		$/Unit/Yr	Total
Potential Rental Income		$19,723	$4,615,200
Concessions	5.00%	(986)	(230,760)
Vacancy and Collection Loss	5.00%	(937)	(219,222)
Net Rental Income		$17,800	$4,165,218
Retained Deposits		60	14,000
Other Income		128	30,000
Vacancy and Collection Loss	5.00%	(9)	(2,200)
Effective Gross Income		$17,979	$4,207,018
Expenses			
Real Estate Taxes		$1,632	$380,825
Property Insurance		294	68,796
Utilities		540	126,360
Non-Revenue Units		0	-
Repairs and Maintenance		382	89,388
Landscaping		207	48,438
Administrative		359	84,006
Payroll		1,216	284,544
Management Fee	5.00%	899	210,351
Reserves for Replacement		300	70,200
Operating Expenses		$5,829	$1,362,908
Operating Expense Ratio			32.40%
Net Operating Income		$12,149.78	$2,844,110
OAR			/ 7.50%
Indicated Stabilized Value			$37,921,471
Deferred Maintenance			(1,959,270)
Lease-Up Discount			-
Value Indication			$35,962,201
Rounded			$36,000,000
Value Per Unit			$153,685

Matrix Analysis	Cap Rate	Value
	7.25%	$37,269,800
	7.50%	$35,962,200
	7.75%	$34,738,900

Source: CB Richard Ellis, Inc.

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ALDERWOOD AND TIMBERLEAF APARTMENTS               INCOME CAPITALIZATION APPROACH
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DIRECT CAPITALIZATION SUMMARY - Timberleaf

		$/Unit/Yr	Total
Income			
Potential Rental Income		$18,637	$2,310,960
Concessions	5.00%	(932)	(115,548)
Vacancy and Collection Loss	5.00%	(885)	(109,771)
Net Rental Income		$16,820	$2,085,641
Retained Deposits Income		81	10,000
Other Income		242	30,000
Vacancy and Collection Loss	5.00%	(16)	(2,000)
Effective Gross Income		$17,126	$2,123,641
Expenses			
Real Estate Taxes		$1,475	$182,921
Property Insurance		298	36,952
Utilities		603	74,772
Non-Revenue Units		0	-
Repairs and Maintenance		437	54,188
Landscaping		223	27,652
Administrative		513	63,612
Payroll		1,410	174,840
Management Fee	5.00%	856	106,182
Reserves for Replacement		250	31,000
Operating Expenses		$6,065	$752,119
Operating Expense Ratio			35.42%
Net Operating Income		$11,060.66	$1,371,522
OAR			/ 7.50%
Indicated Stabilized Value			$18,286,964
Deferred Maintenance			(1,120,388)
Lease-Up Discount			-
Value Indication			$17,166,576
Rounded			$17,200,000
Value Per Unit			$138,440

Matrix Analysis	Cap Rate	Value
	7.25%	$17,797,200
	7.50%	$17,166,600
	7.75%	$16,576,700

Source: CB Richard Ellis, Inc.

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ALDERWOOD AND TIMBERLEAF APARTMENTS               INCOME CAPITALIZATION APPROACH
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CONCLUSION OF INCOME CAPITALIZATION APPROACH

The  conclusions  via the  valuation  methods  employed for this approach are as follows:

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ALDERWOOD AND TIMBERLEAF APARTMENTS                      RECONCILIATION OF VALUE
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                             RECONCILIATION OF VALUE

The value indications from the approaches to value are summarized as follows:

The Cost Approach  typically  gives a reliable  value  indication  when there is
evidence  for  the   replacement   cost  estimate  and  when  there  is  minimal
depreciation   contributing  to  a  loss  in  value  which  must  be  estimated.
Considering the amount of depreciation present in the property,  the reliability of the Cost  Approach is somewhat  diminished.  Therefore,  the Cost Approach is considered less applicable to the subject and is not used herein.

In the Sales  Comparison  Approach,  the subject property is compared to similar properties  that have been sold recently or for which  listing  prices or offers are known. The sales used in this analysis are considered  fairly  comparable to the subject,  and the required  adjustments  were based on  reasonable  and well supported  rationale.  In addition,  market participants are currently analyzing purchase prices on investment properties as they relate to available substitutes in the market. Therefore, the Sales Comparison Approach is considered to provide a reliable  value  indication  and has been given  emphasis  in the final  value reconciliation.

The Income  Capitalization  Approach is applicable to the subject property since
it  is  an  income  producing  property  leased  in  the  open  market.   Market
participants are currently analyzing properties based on their income generating capability.  Therefore, the Income Capitalization Approach is considered to be a reasonable and  substantiated  value indicator and has been heavily  weighted in the final value estimate.

Based on the  foregoing,  the market value of the subject has been  concluded as follows:

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ALDERWOOD AND TIMBERLEAF APARTMENTS          ASSUMPTIONS AND LIMITING CONDITIONS
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                       ASSUMPTIONS AND LIMITING CONDITIONS

   Unless otherwise  specifically noted in the body of the report, it is assumed that title to the property or properties  appraised is clear and  marketable and that there are no recorded or unrecorded  matters or exceptions to total that would adversely affect  marketability or value. CB Richard Ellis,  Inc.
    is not aware of any title defects nor has it been advised of any unless such is specifically  noted in the report. CB Richard Ellis, Inc.,  however,  has not examined  title and makes no  representations  relative to the condition
    thereof.  Documents  dealing  with  liens,  encumbrances,   easements,  deed
    restrictions,  clouds and other  conditions  that may affect the  quality of title have not been reviewed.  Insurance against financial loss resulting in claims that may arise out of defects in the subject  property's title should be sought from a qualified  title  company  that issues or insures  title to real property.

   Unless  otherwise  specifically  noted  in the  body  of this  report,  it is assumed:  that the existing improvements on the property or properties being appraised are structurally sound, seismically safe and code conforming; that all building systems (mechanical/electrical, HVAC, elevator, plumbing, etc.)
    are in good  working  order  with no major  deferred  maintenance  or repair required;  that the roof and  exterior are in good  condition  and free from intrusion  by the  elements;  that the  property  or  properties  have  been engineered in such a manner that the improvements, as currently constituted, conform to all  applicable  local,  state,  and federal  building  codes and ordinances.  CB Richard Ellis, Inc.  professionals are not engineers and are not competent to judge matters of an engineering  nature.  CB Richard Ellis,
    Inc. has not retained independent  structural,  mechanical,  electrical,  or civil engineers in connection with this appraisal and,  therefore,  makes no representations relative to the condition of improvements.  Unless otherwise specifically  noted in the body of the report:  no problems  were brought to the  attention of CB Richard  Ellis,  Inc. by ownership  or  management;  CB
    Richard  Ellis,  Inc.  inspected  less than 100% of the entire  interior and exterior  portions of the  improvements;  and CB Richard Ellis, Inc. was not furnished any engineering  studies by the owners or by the party  requesting this  appraisal.  If  questions  in these areas are critical to the decision process of the  reader,  the  advice of  competent  engineering  consultants should be obtained  and relied  upon.  It is  specifically  assumed that any knowledgeable  and prudent  purchaser  would, as a precondition to closing a sale,  obtain a satisfactory  engineering  report relative to the structural integrity of the property and the integrity of building systems.  Structural problems and/or building system problems may not be visually detectable.  If engineering  consultants  retained  should  report  negative  factors  of  a material nature, or if such are later discovered,  relative to the condition of improvements,  such information could have a substantial  negative impact on the  conclusions  reported in this  appraisal.  Accordingly,  if negative findings are reported by engineering  consultants,  CB Richard  Ellis,  Inc.
    reserves the right to amend the appraisal conclusions reported herein.

   Unless otherwise stated in this report, the existence of hazardous  material, which may or may not be  present on the  property  was not  observed  by the appraisers. CB Richard Ellis, Inc. has no knowledge of the existence of such materials on or in the property.  CB Richard Ellis,  Inc.,  however,  is not qualified  to detect such  substances.  The presence of  substances  such as asbestos,  urea  formaldehyde foam insulation,  contaminated  groundwater or other potentially  hazardous materials may affect the value of the property.
    The value  estimate is  predicated on the  assumption  that there is no such material  on or in the  property  that  would  cause  a loss  in  value.  No responsibility  is assumed for any such conditions,  or for any expertise or engineering  knowledge  required  to discover  them.  The client is urged to retain an expert in this field, if desired.

   We have  inspected,  as  thoroughly  as  possible by  observation,  the land;
    however,  it was  impossible to personally  inspect  conditions  beneath the soil.  Therefore,  no  representation  is made as to  these  matters  unless specifically considered in the appraisal.

   All furnishings,  equipment and business  operations,  except as specifically stated  and  typically  considered  as  part  of real  property,  have  been disregarded  with only real property  being  considered in the report unless otherwise stated. Any existing or proposed improvements,  on or off-site, as well as any alterations or repairs  considered,  are assumed to be completed in a  workmanlike  manner  according  to standard  practices  based upon the information  submitted to CB Richard Ellis,  Inc. This report may be subject to  amendment  upon  re-inspection  of the subject  property  subsequent  to repairs,  modifications,  alterations  and completed new  construction.  Any estimate  of  Market  Value  is as of the  date  indicated;  based  upon the information, conditions and projected levels of operation.

   It is assumed that all factual data furnished by the client,  property owner, owner's  representative,  or  persons  designated  by the client or owner to supply said data are  accurate  and correct  unless  otherwise  specifically noted in the appraisal report.  Unless otherwise  specifically  noted in the appraisal  report,  CB Richard Ellis, Inc. has no reason to believe that any of the data  furnished  contain any  material  error.  Information  and data referred to in this paragraph  include,  without being limited to, numerical street addresses,  lot and block numbers,  Assessor's  Parcel Numbers,  land dimensions, square footage area of the land, dimensions of the improvements, gross building areas,  net rentable areas,  usable areas,  unit count,  room count, rent schedules,  income data, historical operating expenses, budgets, and related data.  Any material  error in any of the above data could have a substantial impact on the conclusions reported. Thus, CB Richard Ellis, Inc.
    reserves the right to amend  conclusions  reported if made aware of any such error.  Accordingly,

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ALDERWOOD AND TIMBERLEAF APARTMENTS          ASSUMPTIONS AND LIMITING CONDITIONS
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    the client-addressee should carefully review all assumptions, data, relevant calculations,  and conclusions  within 30 days after the date of delivery of this  report and should  immediately  notify CB Richard  Ellis,  Inc. of any questions or errors.

   The date of value to which any of the conclusions  and opinions  expressed in this report apply, is set forth in the Letter of Transmittal.  Further, that the dollar  amount of any value  opinion  herein  rendered is based upon the purchasing  power of the  American  Dollar on that date.  This  appraisal is based on market conditions existing as of the date of this appraisal.  Under the terms of the  engagement,  we will  have no  obligation  to revise  this report to reflect events or conditions which occur subsequent to the date of the appraisal.  However, CB Richard Ellis, Inc. will be available to discuss the  necessity  for  revision  resulting  from changes in economic or market factors affecting the subject.

   CB Richard Ellis,  Inc.  assumes no private deed  restrictions,  limiting the use of the subject property in any way.

   Unless  otherwise  noted in the body of the report,  it is assumed that there are no  mineral  deposit  or  subsurface  rights of value  involved  in this appraisal,  whether  they be  gas,  liquid,  or  solid.  Nor are the  rights associated with extraction or exploration of such elements considered unless otherwise  stated in this appraisal  report.  Unless  otherwise stated it is also assumed that there are no air or  development  rights of value that may be transferred.

   CB Richard Ellis, Inc.  is not aware of any contemplated  public initiatives, governmental development controls, or rent controls that would significantly affect the value of the subject.

   The estimate of Market  Value,  which may be defined  within the body of this report,  is subject to change with  market  fluctuations  over time.  Market
    value  is  highly  related  to  exposure,   time  promotion  effort,  terms,
    motivation,  and conclusions surrounding the offering. The value estimate(s)
    consider the productivity and relative  attractiveness of the property, both physically and economically, on the open market.

   Any cash flows  included in the  analysis are  forecasts of estimated  future operating  characteristics are predicated on the information and assumptions contained  within  the  report.  Any  projections  of income,  expenses  and economic  conditions  utilized  in this  report are not  predictions  of the future.  Rather, they are estimates of current market expectations of future income and expenses.  The achievement of the financial  projections  will be affected by  fluctuating  economic  conditions  and is dependent  upon other future occurrences that cannot be assured.  Actual results may vary from the projections considered herein. CB Richard Ellis, Inc. does not warrant these forecasts will occur.  Projections may be affected by  circumstances  beyond the current realm of knowledge or control of CB Richard Ellis, Inc.

   Unless  specifically set forth in the body of the report,  nothing  contained herein shall be construed to represent any direct or indirect recommendation of CB Richard Ellis,  Inc. to buy, sell, or hold the properties at the value stated. Such decisions involve substantial investment strategy questions and must be specifically addressed in consultation form.

   Also, unless  otherwise noted in the body of this report,  it is assumed that no changes in the present zoning  ordinances or  regulations  governing use, density,  or shape are being considered.  The property is appraised assuming that all required licenses,  certificates of occupancy,  consents,  or other legislative or administrative  authority from any local, state, nor national government or private entity or organization have been or can be obtained or renewed for any use on which the value estimates contained in this report is based, unless otherwise stated.

   This study may not be  duplicated  in whole or in part  without the  specific written  consent of CB Richard  Ellis,  Inc.  nor may this  report or copies hereof be transmitted to third parties  without said consent,  which consent
    CB  Richard  Ellis,  Inc.  reserves  the  right to deny.  Exempt  from  this restriction  is  duplication  for the internal  use of the  client-addressee
    and/or   transmission  to  attorneys,   accountants,   or  advisors  of  the
    client-addressee.  Also exempt from this  restriction is transmission of the report to any court,  governmental  authority,  or regulatory  agency having jurisdiction  over the  party/parties  for whom this appraisal was prepared, provided  that this report and/or its contents  shall not be  published,  in whole or in part, in any public document without the express written consent of CB Richard Ellis,  Inc. which consent CB Richard Ellis, Inc. reserves the right to deny. Finally, this report shall not be advertised to the public or otherwise used to induce a third party to purchase the property or to make a
    "sale" or "offer for sale" of any "security",  as such terms are defined and used in the Securities Act of 1933, as amended. Any third party, not covered by the exemptions  herein, who may possess this report, is advised that they should rely on their own  independently  secured  advice for any decision in connection  with  this  property.  CB  Richard  Ellis,  Inc.  shall  have no accountability or responsibility to any such third party.

   Any value estimate provided in the report applies to the entire property, and any pro ration or  division  of the title  into  fractional  interests  will invalidate  the  value  estimate,  unless  such pro  ration or  division  of interests has been set forth in the report.

   The  distribution  of the total  valuation  in this report  between  land and improvements  applies  only  under  the  existing  program  of  utilization.
    Component  values for land and/or  buildings  are not intended to be used in conjunction with any other property or appraisal and are invalid if so used.

   The maps, plats, sketches,  graphs, photographs and exhibits included in this report are for  illustration  purposes  only and are to be utilized  only to assist in  visualizing  matters  discussed  within  this  report.  Except as specifically  stated,  data

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ALDERWOOD AND TIMBERLEAF APARTMENTS          ASSUMPTIONS AND LIMITING CONDITIONS
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    relative to size or area of the subject and  comparable  properties has been obtained from sources deemed accurate and reliable. None of the exhibits are to be removed, reproduced, or used apart from this report.

   No opinion is intended to be  expressed  on matters  which may require  legal expertise or specialized  investigation or knowledge beyond that customarily employed by real estate  appraisers.  Values and opinions  expressed presume
    that  environmental  and  other  governmental   restrictions/conditions   by
    applicable  agencies  have been met,  including  but not  limited to seismic hazards,  flight patterns,  decibel  levels/noise  envelopes,  fire hazards, hillside  ordinances,  density,  allowable uses,  building  codes,  permits, licenses,  etc. No survey,  engineering study or architectural  analysis has been made known to CB Richard Ellis, Inc. unless otherwise stated within the body of this report.  If the Consultant has not been supplied with a termite inspection,  survey or occupancy permit, no responsibility or representation is assumed or made for any costs  associated  with obtaining same or for any deficiencies discovered before or after they are obtained. No representation or warranty is made concerning obtaining these items. CB Richard Ellis, Inc.
    assumes no responsibility  for any costs or consequences  arising due to the need,  or the lack of need,  for flood  hazard  insurance.  An agent for the
    Federal Flood Insurance  Program should be contacted to determine the actual need for Flood Hazard Insurance.

   Acceptance  and/or use of this  report  constitutes  full  acceptance  of the
    Contingent and Limiting Conditions and special assumptions set forth in this report. It is the  responsibility of the Client, or client's  designees,  to read in  full,  comprehend  and  thus  become  aware  of the  aforementioned contingencies and limiting conditions.  Neither the Appraiser nor CB Richard
    Ellis,  Inc.  assumes  responsibility  for any situation  arising out of the
    Client's failure to become familiar with and understand the same. The Client is advised to retain  experts  in areas that fall  outside  the scope of the real estate appraisal/consulting profession if so desired.

   CB Richard Ellis, Inc. assumes that the subject property analyzed herein will be under prudent and competent management and ownership; neither inefficient or super-efficient.

   It is assumed  that there is full  compliance  with all  applicable  federal, state, and local environmental  regulations and laws unless noncompliance is stated, defined and considered in the appraisal report.

   No survey of the  boundaries  of the property was  undertaken.  All areas and dimensions  furnished are presumed to be correct. It is further assumed that no encroachments to the realty exist.

   The Americans with  Disabilities Act (ADA) became effective January 26, 1992.
    Notwithstanding  any  discussion  of  possible  readily  achievable  barrier removal  construction  items in this report,  CB Richard Ellis, Inc. has not made a specific compliance survey and analysis of this property to determine whether it is in conformance with the various  detailed  requirements of the
    ADA. It is possible that a compliance survey of the property together with a detailed  analysis  of the  requirements  of the ADA could  reveal  that the property is not in compliance  with one or more of the  requirements  of the
    ADA.  If so, this fact could have a negative  effect on the value  estimated herein. Since CB Richard Ellis, Inc. has no specific information relating to this  issue,  nor is CB  Richard  Ellis,  Inc.  qualified  to  make  such an assessment,  the effect of any possible non-compliance with the requirements of the ADA  was not  considered  in  estimating  the  value  of the  subject property.

   Client shall not indemnify  Appraiser or hold Appraiser  harmless  unless and only to the extent  that the Client  misrepresents,  distorts,  or  provides incomplete  or  inaccurate  appraisal  results to others,  which acts of the
    Client proximately result in damage to Appraiser. The Client shall indemnify and hold Appraiser  harmless from any claims,  expenses,  judgments or other items or costs arising as a result of the Client's failure or the failure of any of the  Client's  agents to  provide a  complete  copy of the  appraisal report  to any  third  party.  In the event of any  litigation  between  the parties,  the  prevailing  party to such  litigation  shall be  entitled  to recover from the other reasonable attorney fees and costs.

   The report is for the sole use of the  client;  however,  client may  provide only complete, final copies of the appraisal report in its entirety (but not component  parts)  to  third  parties  who  shall  review  such  reports  in connection with loan  underwriting or securitization  efforts.  Appraiser is not  required to explain or testify as to  appraisal  results  other than to respond to the client for routine and customary questions.  Please note that our consent to allow an appraisal report prepared by CB Richard Ellis,  Inc.
    or portions of such report, to become part of or be referenced in any public offering,  the granting of such consent will be at our sole  discretion and,
    if  given,   will  be  on  condition  that  we  will  be  provided  with  an
    Indemnification  Agreement and/or Non-Reliance letter, in a form and content satisfactory  to us, by a party  satisfactory  to us. We do  consent to your submission  of the reports to rating  agencies,  loan  participants  or your auditors  in its  entirety  (but not  component  parts)  without the need to provide us with an Indemnification Agreement and/or Non-Reliance letter.

   The date of value in this assignment is subsequent to September 11, 2001, the date of the  attack  on the World  Trade  Center in New York City and on the
    Pentagon in Washington, D.C. The scope of this appraisal assignment does not include  the  measurement  of any effect of these  events on the real estate market or on the value of the subject property. Therefore, the value opinion
    and  other  conclusions   expressed  in  this  report  are  subject  to  the
    extraordinary  assumption  that  these  events  have  had no  effect  on the marketability  or market  value of the  subject  property.  The  client  and intended

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                                       52

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ALDERWOOD AND TIMBERLEAF APARTMENTS          ASSUMPTIONS AND LIMITING CONDITIONS
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    users of this appraisal are cautioned that if this extraordinary  assumption is  incorrect,  the value  opinion and other  conclusions  expressed in this report could be significantly different.

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                                       53

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ALDERWOOD AND TIMBERLEAF APARTMENTS                                      ADDENDA
--------------------------------------------------------------------------------

                                     ADDENDA

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ALDERWOOD AND TIMBERLEAF APARTMENTS               ADDENDUM A   Glossary of Terms
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                                   ADDENDUM A

                                GLOSSARY OF TERMS

assessed value Assessed     value  applies in ad valorem  taxation and refers to
  the value of a property  according  to the tax rolls.  Assessed  value may not conform to market value, but it is usually  calculated in relation to a market value base. (+)

cash equivalency     The  procedure  in which  the  sale  prices  of  comparable properties sold with atypical financing are adjusted to reflect typical market terms.

contract,  coupon,  face, or nominal rent     The nominal rent payment specified
  in the lease contract.  It does not reflect any offsets for free rent, unusual tenant improvement conditions,  or other factors that may modify the effective rent payment.

coupon rent
  See  Contract, Coupon, Face, or Nominal Rent

 effective rent     1) The  rental  rate net of  financial  concessions  such as periods of no rent  during a lease term;  may be  calculated  on a  discounted basis,  reflecting  the time  value of money,  or on a  simple,  straight-line basis. (++) 2) The economic rent paid by the lessee when normalized to account for financial  concessions,  such as escalation  clauses,  and other  factors.
  Contract,  or normal,  rents must be converted  to  effective  rents to form a consistent basis of comparison between comparables.

face rent
  See  Contract, Coupon, Face, or Nominal Rent

fee simple  estate     Absolute ownership  unencumbered by any other interest or
  estate,  subject only to the limitations imposed by the governmental powers of
  taxation, eminent domain, police power, and escheat. |+| |+|

floor area ratio (FAR)     The relationship  between the above-ground floor area
  of a building,  as described by the building code, and the area of the plot on which it stands; in planning and zoning, often expressed as a decimal, e.g., a ratio of 2.0 indicates that the permissible  floor area of a building is twice
  the total land area; also called building-to-land ratio. |+| |+|

full  service  lease     A lease in which rent  covers all  operating  expenses.
  Typically,  full service leases are combined with an expense stop, the expense level covered by the contract lease  payment.  Increases in expenses above the expense  stop level are passed  through to the tenant and are known as expense pass-throughs.

going  concern  value     Going concern value is the value of a proven  property
  operation.  It includes the  incremental  value  associated  with the business concern,  which is  distinct  from the value of the real  estate  only.  Going concern value includes an intangible  enhancement of the value of an operating business enterprise which is produced by the assemblage of the land, building,
  labor,   equipment,   and  marketing   operation.   This  process  creates  an
  economically viable business that is expected to continue. Going concern value refers to the total  value of a property,  including  both real  property  and intangible personal property attributed to the business value. (+)

gross building  area (GBA)     The sum of all areas at each floor as measured to
  the exterior walls.

insurable value     Insurable   Value  is  based  on  the   replacement   and/or
  reproduction  cost of physical  items that are  subject to loss from  hazards.
  Insurable  value is that  portion of the value of an asset or asset group that is  acknowledged  or recognized  under the  provisions  of an applicable  loss insurance policy.  This value is often controlled by state law and varies from state to state.(+)

investment value     Investment  value  is  the  value  of  an  investment  to a particular investor based on his or her investment  requirements.  In contrast to market value, investment value is value to an individual,  not value in the marketplace.  Investment value reflects the subjective  relationship between a particular  investor  and  a  given  investment.  When  measured  in  dollars, investment value is the price an investor would pay for an investment in light of its perceived capacity to satisfy his or her desires,  needs, or investment goals. To estimate  investment  value,  specific  investment  criteria must be known.  Criteria to evaluate a real estate  investment are not necessarily set down by the individual investor;  they may be established by an expert on real estate and its value, that is, an appraiser. (+)

leased fee
  See leased fee estate

leased fee estate     An ownership interest held by a landlord with the right of use and occupancy  conveyed by lease to others.  The rights of the lessor (the leased fee owner) and the leased fee are specified by contract terms contained
  within the lease.|+| |+|

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ALDERWOOD AND TIMBERLEAF APARTMENTS               ADDENDUM I      QUALIFICATIONS
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leasehold
  See leasehold estate

leasehold estate     The  interest  held by the  lessee  (the  tenant or renter)
  through a lease  conveying  the rights of use and  occupancy for a stated term
  under certain conditions.|+| |+|

load factor     The amount added to usable area to calculate the rentable  area.
  It is also referred to as a "rentable add-on factor" which, according to BOMA,
  "is computed by dividing the difference  between the usable square footage and rentable  square footage by the amount of the usable area.  Convert the figure into a percentage by multiplying by 100.

market value "as if complete" on the appraisal  date     Market   value   as  if
  complete  on the  appraisal  date is an  estimate  of the  market  value  of a property with all construction,  conversion, or rehabilitation  hypothetically completed,  or under other specified hypothetical conditions as of the date of the appraisal. With regard to properties wherein anticipated market conditions indicate that stabilized occupancy is not likely as of the date of completion, this  estimate of value should  reflect the market value of the property as if complete and prepared for occupancy by tenants.

market value "as is" on the appraisal date     Market   value  "as  is"  on  the
  appraisal  date is an  estimate  of the  market  value  of a  property  in the condition  observed upon  inspection  and as it physically  and legally exists without hypothetical conditions, assumptions, or qualifications as of the date of appraisal.

market  value  Market     value is one of the central  concepts of the appraisal
  practice.  Market value is differentiated from other types of value in that it is created by the  collective  patterns of the market.  Market value means the most probable  price which a property  should bring in a competitive  and open market under all  conditions  requisite  to a fair sale,  the buyer and seller each  acting  prudently  and  knowledgeably,  and  assuming  the  price is not affected by undue stimulus. Implicit in this definition is the consummation of a sale as of a  specified  date and the  passing of title from seller to buyer under conditions  whereby: 1) A reasonable time is allowed for exposure in the open market; 2) Both parties are well informed or well advised,  and acting in what they consider their own best interests; 3) Buyer and seller are typically motivated;  4) Payment is made in terms of cash in U.S. dollars or in terms of
  financial  arrangements  comparable thereto;   and 5) The price represents the
  normal  consideration for the property sold  unaffected by special or creative financing  or sales  concessions  granted by anyone  associated with the sale.
  [Section:]

marketing period     The time it takes an interest  in real  property to sell on the market subsequent to the date of an appraisal. ++

net lease     Lease  in which  all or some of the  operating  expenses  are paid directly by the tenant.  The landlord  never takes  possession  of the expense payment.  In a Triple Net Lease all operating  expenses are the responsibility of the tenant, including property taxes, insurance,  interior maintenance, and
  other   miscellaneous   expenses.   However,   management  fees  and  exterior
  maintenance are often the  responsibility of the lessor in a triple net lease.
  A modified net lease is one in which some expenses are paid  separately by the tenant and some are included in the rent.

net rentable  area (NRA)     1) The  area  on  which  rent is  computed.  2) The
  Rentable Area of a floor shall be computed by measuring to the inside finished surface  of the  dominant  portion  of the  permanent  outer  building  walls, excluding any major vertical penetrations of the floor. No deductions shall be made for columns and projections necessary to the building. Include space such as mechanical room, janitorial room, restrooms, and lobby of the floor. (*)

nominal rent
  See  Contract, Coupon, Face, or Nominal Rent

prospective future value "upon completion of  construction"  Prospective  future value "upon completion of construction" is the prospective value of a property on  the  future  date  that  construction  is  completed,  based  upon  market conditions  forecast to exist, as of that completion  date. The value estimate at this stage is stated in current dollars unless otherwise indicated.

prospective future value "upon reaching stabilized occupancy" Prospective future value "upon  reaching  stabilized  occupancy"  is the  prospective  value of a property at a future point in time when all improvements  have been physically constructed and the property has been leased to its optimum level of long-term occupancy.  The value  estimate  at this  stage is stated in  current  dollars unless otherwise indicated.

reasonable  exposure  time     The   estimated   length  of  time  the  property
  interest  being  appraised  would have been offered on the market prior to the hypothetical  consummation  of a sale at market value on the effective date of the appraisal;  a retrospective estimate based upon an analysis of past events assuming a competitive and open market. (++)

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--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS               ADDENDUM I      QUALIFICATIONS
--------------------------------------------------------------------------------

rent
  See
  full service lease
  net lease
  contract, coupon, face, or nominal rent
  effective rent

shell space     Space  which  has  not  had any  interior  finishing  installed, including even basic improvements such as ceilings and interior walls, as well as partitions, floor coverings, wall coverings, etc..

Usable Area     1) The area actually used by individual  tenants.  2) The Usable
  Area of an office building is computed by measuring to the finished surface of the  office  side of  corridor  and other  permanent  walls,  to the center of partitions  that separate the office from adjoining  usable areas,  and to the inside  finished  surface  of the  dominant  portion  of the  permanent  outer building  walls.  Excludes areas such as mechanical  rooms,  janitorial  room, restrooms, lobby, and any major vertical penetrations of a multi-tenant floor.
  (*)

use value     Use value is a concept  based on the  productivity  of an economic good.  Use value is the value a specific  property has for a specific use. Use value focuses on the value the real estate  contributes  to the  enterprise of which it is a part,  without regard to the property's  highest and best use or the monetary amount that might be realized upon its sale. (+)

value appraised     During  the real  estate  development  process,  a  property typically  progresses  from a state  of  unimproved  land to  construction  of improvements to stabilized occupancy.  In general, the market value associated with the property increases during these stages of development. After reaching stabilized  occupancy,  ongoing  forces  affect the property  during its life, including a physical wear and tear,  changing  market  conditions,  etc. These factors  continually  influence the property's market value at any given point in time.
  See also
  market value "as is" on the appraisal date
  market value "as if complete" on the appraisal date
  prospective future value "upon completion of construction"
  prospective future value "upon reaching stabilized occupancy"

--------

+ The Appraisal of Real Estate, Eleventh Edition, Appraisal Institute, 1996.

+The Dictionary of Real Estate Appraisal, Third Edition, 1993.
+

Section: The Office of the Comptroller of the Currency,  12 CFR Part 34, Subpart
C, 34.42(f),  August 24, 1990. This definition is compatible with the definition of market value  contained in The  Dictionary  of Real Estate  Appraisal,  Third
Edition, and the Uniform Standards of Professional Appraisal Practice adopted by the Appraisal Standards Board of The Appraisal  Foundation,  1992 edition.  This definition is also  compatible  with the OTS, RTC, FDIC,  NCUA, and the Board of
Governors of the Federal Reserve System definition of market value.

* 1990 BOMA  Experience  Exchange  Report,  Income/Expense  Analysis  for Office
Buildings (Building Owners and Managers Association, 1990)

++ Statement  on Appraisal  Standard  No. 6,  Appraisal  Standards  Board of The
Appraisal Foundation, September 19, 1992.

                                   APPENDIX D

                    Opinion of Houlihan Lokey Howard & Zukin

March 6, 2002

Prometheus Income Partners
c/o Mr. John J. Murphy
Vice President and Chief Financial Officer
Prometheus Development Co., Inc., General Partner of
Prometheus Income Partners
350 Bridge Parkway
Redwood City, CA  94065-1517

Dear Mr. Murphy:

We understand  the following  with respect to  Prometheus  Income  Partners (the
"Partnership" hereinafter) and its general partner,  Prometheus Development Co.,
Inc. (the "General Partner"):

o    The  Partnership  is  a  California  limited   partnership  that  owns  two
     residential  rental  properties  in Santa  Clara,  California  known as the
     "Alderwood" and "Timberleaf" apartments.
o    The  Partnership's  properties  have been recently  appraised by CB Richard
     Ellis, Inc. ("CBRE").
o    Since 1996, the Partnership  had been involved with litigation  relating to certain construction  defects at Alderwood and Timberleaf.  This litigation has been settled.
o    PIP  Partners - General,  LLC, an affiliate  of the General  Partner  ("PIP
     General"),   has   formed  and   controls   PIP   Acquisition,   LLC  ("PIP
     Acquisition").  PIP General owns  approximately  18.2% of the Partnership's
     issued  and  outstanding   limited   partnership   units.  PIP  Acquisition
     previously had proposed a merger transaction  whereby PIP Acquisition would merge into the  Partnership  and the holders of the  Partnership's  limited partnership units (the "Limited Partners"),  other than PIP General,  would be entitled to receive  certain  consideration  consisting  of an immediate cash payment as well as a contingent  payment.  Such merger transaction was described in certain  filings the  Partnership has made with the Securities and Exchange Commission.
o    PIP  Acquisition has proposed a transaction  whereby PIP  Acquisition  will merge into the Partnership and the Limited Partners  (excluding PIP General and its  affiliates)  shall be entitled to receive  cash  consideration  of
     $1,714 per share.
o    Following  such merger  transaction  the Limited  Partners,  other than PIP
     General  and its  affiliates,  will no  longer  have  any  interest  in the
     Partnership.

The  merger  of PIP  Acquisition  with  the  Partnership,  the  payment  of cash
consideration  to  the  Limited  Partners,   other  than  PIP  General  and  its
affiliates,  and other  related  transactions  disclosed  to Houlihan  Lokey are referred to collectively herein as the "Transaction."

Prometheus Income Partners
c/o Mr. John J. Murphy
March 6, 2002                                                                -2-

You have  requested  our  opinion  (the  "Opinion")  as to the matters set forth below.  The  Opinion  does not  address the  Partnership's  underlying  business decision to effect the Transaction.  We have not been requested to, and did not, solicit third party  indications of interest in acquiring all or any part of the
Partnership.   Furthermore,   at  your  request,  we  have  not  negotiated  the
Transaction or advised you with respect to alternatives to it.

In  connection  with  this  Opinion,  we have made such  reviews,  analyses  and inquiries as we have deemed necessary and appropriate  under the  circumstances.
Among other things, we have:

     1)  met and held  other  discussions  with  certain  members  of the senior management of the general  partner during October 2001 and January 2002 to discuss the operations,  financial  condition,  future prospects and projected operations and performance of the partnership;

     2)  visited the  Alderwood  and  Timberleaf  Apartment  properties in Santa
         Clara, CA on October 16, 2001;

     3)  reviewed the  partnership's  annual  report on Form 10-K for the fiscal year ended December 31, 2001, its quarterly report on Form 10-Q for the quarter ended  September  30, 2001,  and the  partnership's  internally prepared,  unaudited income statement and balance sheet for the quarter
         and  year  ended   December  31,  2001;   the   quarterly   report  and
         quarterly/annual   income  statement  and  balance  sheet  having  been
         identified by members of senior  management  of the general  partner as including the partnership's most current financial statements;

     4)  reviewed  a  representation  letter  dated  March  6,  2002,  from  the partnership  as to the  difference  between (a) the  general  partner's estimate to correct the construction defects to the properties, and (b)
         the  proceeds  resulting  from  the  settlement  of  the  partnership's construction defects litigation;

     5)  reviewed the amount of cash  restricted  for the purpose of  correcting the construction defects;

     6)  reviewed  the  preliminary  proxy  statement  filed with the SEC by the
         Partnership dated March 6, 2002;

     7)  reviewed the following appraisal reports:

         o    Appraisal  of  the  Alderwood  and  Timberleaf   Apartments  dated
              September 17, 2001 prepared by CB Richard Ellis,  Inc. (CB Richard
              Ellis); and
         o    Appraisal  of  the  Alderwood  and  Timberleaf   Apartments  dated
              December 5, 2000  prepared by CB Richard  Ellis,  Inc. (CB Richard
              Ellis);

     8)  reviewed a draft of the form of  Agreement  and Plan of Merger dated as of March 6, 2002 by and  among the  Partnership,  PIP  General  and PIP
         Acquisition;

     9)  held discussions  with a  representative  of CB Richard Ellis regarding the aforementioned appraisals in both October 2001 and January 2002;

Prometheus Income Partners
c/o Mr. John J. Murphy
March 6, 2002                                                                -3-

     10) reviewed  certain other publicly  available  financial data for certain companies that Houlihan Lokey deemed comparable to the partnership;

     11) reviewed  copies of the following  documents and agreements the general partner delivered to Houlihan Lokey:

              o    promissory  notes and related  agreements  dated December 23,
                   1997, each between  Prometheus Income Partners and the lender holding a mortgage  on the  partnership's  properties;  and
              o    Second Amended and Restated Limited Partnership  Agreement of
                   Prometheus Income Partners;

     12) reviewed certain other documents  related to Prometheus Income Partners that the general partner delivered to Houlihan Lokey; and

     13) conducted  such other  studies,  analyses and  inquiries  that Houlihan
         Lokey deemed appropriate.

We have relied upon and  assumed,  without  independent  verification,  that the financial forecasts and projections provided to us have been reasonably prepared and reflect  the best  currently  available  estimates  of the future  financial results and  condition of the  Partnership,  and that there has been no material change  in  the  assets,  financial  condition,  business  or  prospects  of the
Partnership  since  the  date  of the  most  recent  financial  statements  made available to us.

We  have  not  independently  verified  the  accuracy  and  completeness  of the information supplied to us with respect to the Partnership and do not assume any responsibility  with respect to it. We have not made any physical  inspection or independent appraisal of any of the properties or assets of the Partnership. Our opinion is necessarily based on business,  economic, market and other conditions as they exist and can be evaluated by us at the date of this letter.

Based upon the foregoing,  and in reliance  thereon,  it is our opinion that the consideration to be received by the Limited Partners, other than PIP General and its  affiliates,  in connection  with the  Transaction  is fair from a financial point of view.

HOULIHAN LOKEY HOWARD & ZUKIN FINANCIAL ADVISORS, INC.

                                   APPENDIX E

                        Consent of CB Richard Ellis, Inc.

We hereby consent to the use of our name and to the description of our
Appraisals, dated December 5, 2000 and September 17, 2001 under the caption "The
December 2000 Appraisal" and "The September 2001 Appraisal, respectively, in and to the inclusion of such Appraisals as Appendices C-1 and C-2 to, the Proxy
Statement of Prometheus Income Partners.

Dated: April 22, 2002                     CB RICHARD ELLIS, INC.

                                             By: /s/ Elizabeth Champagne
                                                 ------------------------

                                   APPENDIX F

                    Consent of Houlihan Lokey Howard & Zukin

We hereby consent to the inclusion of our opinion letter, dated March 6, 2002, to Prometheus Income Partners (the "Partnership") as an exhibit to the Proxy
Statement of the Partnership on Schedule 14A (the "Proxy Statement") and to the
references to our firm in the Proxy Statement. In giving such consent, we do not admit that we come within the category of persons whose consent is required under, nor do we admit that we are "experts" for purposes of, the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

Houlihan Lokey Howard & Zukin Financial Advisors, Inc.

                                 REVOCABLE PROXY
            THIS PROXY IS SOLICITED ON BEHALF OF THE GENERAL PARTNER

     The undersigned hereby appoints ________________, or any of them, with full power of substitution, as attorneys, agents and proxies (the "Proxies") to vote on behalf of the undersigned at the meeting of limited partners of Prometheus
Income Partners to be held at 1:30 p.m., local time, on _______ May __, 2002, at
[location], or any adjournment or postponement of the meeting:

     (1) Proposal to approve the Agreement and Plan of Merger dated as of March
6, 2002 by and among Prometheus Income Partners, a California limited partnership, PIP Partners - General, LLC, a California limited liability company, and PIP Acquisition, LLC, a California limited liability company. This proposal, together with the merger and all of the transactions contemplated by the merger agreement, is referred to in the accompanying Proxy Statement as the
"merger proposal." Approval of the merger proposal will also constitute approval of all of the transactions contemplated by the merger agreement.

                         [_] FOR [_] AGAINST [_] ABSTAIN

     (2) Proposal to permit Prometheus Development Co. to adjourn the meeting to permit further solicitation of proxies in the event that there are not sufficient votes at the time of the meeting to approve the merger proposal. This proposal is referred to in the accompanying Proxy Statement as the "adjournment proposal."

                         [_] FOR [_] AGAINST [_] ABSTAIN

     THE GENERAL PARTNER AND THE ACQUIRING PARTIES RECOMMEND A VOTE FOR THE
MERGER PROPOSAL AND FOR THE ADJOURNMENT PROPOSAL

     This proxy when properly executed will be voted in the manner directed in this document by the undersigned limited partner. If no direction is made on this card, this proxy will be voted FOR the merger proposal and FOR the adjournment proposal. This proxy also authorizes the proxies to vote at their discretion on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

     Instructions For Returning Proxy. Please mark, sign, date and return this proxy promptly using the enclosed postage paid envelope or via facsimile, to:

         MacKenzie Partners, Inc.
         156 Fifth Avenue
         New York, NY  10010
         (212) 929-0308

                                    By:
                                        ----------------------------------------
                                        Name:
                                              ----------------------------------

                                    By:
                                        ----------------------------------------
                                        Name:
                                              ----------------------------------

     Please sign exactly as name appears hereon. When units are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title of the signer. If a corporation, please sign name by President or other authorized officer. If a partnership, please sign partnership name by authorized person.

     Questions and Information. If you have questions regarding the merger proposal or need assistance in completing your proxy, you may call:

     MacKenzie Partners, Inc.
     (800) 322-2885

     Please mark address changes or corrections above. For all other corrections or changes, please contact MacKenzie Partners, Inc. at the number listed above.

     PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY AS INSTRUCTED ABOVE.

                                -----------------
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APPENDIX B Second Amended and Restated Limited Partnership Agreement
     of Prometheus Income Partners...........................................B-1

APPENDIX C-1 December 5, 2000 Appraisal of CB Richard Ellis, Inc...........C-1-1

APPENDIX C-2 September 17, 2001 Appraisal of CB Richard Ellis, Inc.........C-2-1